As filed with the Securities and Exchange Commission on April 17, 2008
                          1933 Act File No. 333-149424


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14


          [ X ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            [X]  Pre-Effective Amendment No. 1
                            [ ]  Post-Effective Amendment No. __



                         Highland Credit Strategies Fund
               (Exact Name of Registrant as Specified in Charter)

                               Two Galleria Tower
                           13455 Noel Road, Suite 800
                               Dallas, Texas 75240
                    (Address of Principal Executive Offices)

                                 (877) 665-1287
              (Registrant's Telephone Number, including Area Code)

                           James D. Dondero, President
                         Highland Credit Strategies Fund
                               Two Galleria Tower
                           13455 Noel Road, Suite 800
                               Dallas, Texas 75240
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                           Jennifer R. Gonzalez, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                                1601 K Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

Calculation of Registration Fee Under the Securities Act of 1933:


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    Title of Securities Being Registered        Amount Being       Proposed       Proposed Maximum       Amount of
                                               Registered (1)       Maximum      Aggregate Offering    Registration
                                                                Offering Price        Price (1)             Fee
                                                                 Per Unit (1)
------------------------------------------------------------------------------------------------------------------------------------

Common Stock (par value $0.001)                10,695,187.17      $14.96 (2)        $160,000,000       $6,288.00 (3)
------------------------------------------------------------------------------------------------------------------------------------

(1)      Estimated solely for the purpose of calculating the registration fee.
(2)      Net asset value per share for common stock on February 22, 2008.
(3)      Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                       PROSPECT STREET INCOME SHARES INC.
                               Two Galleria Tower
                           13455 Noel Road, Suite 800
                               Dallas, Texas 75240

          JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 6, 2008

April [__], 2008

Dear Stockholder:


        You are being asked to vote on (1) a proposed reorganization of Prospect Street High Income Portfolio Inc. ("High Income Portfolio") or Prospect Street Income Shares Inc. ("Income Shares"), as applicable (each an "Acquired Fund" and together as the "Acquired Funds"), into Highland Credit Strategies Fund ("Acquiring Fund") (collectively, the Acquired Funds and the Acquiring Fund being referred to herein as the "Funds") and (2) the election of directors of each Acquired Fund.

        The Board of Directors of each Acquired Fund has called a joint annual meeting of stockholders of the Acquired Funds (the "Meeting") to be held at Galleria Tower I, 13355 Noel Road, Suite 275 - The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, so that stockholders can vote on an Agreement and Plan of Reorganization ("Agreement") and the election of directors. Each Agreement provides for the participating Acquired Fund to transfer its assets to the Acquiring Fund in exchange for common shares and cash (in lieu of fractional shares) of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities and the dissolution of the Acquired Fund under applicable state law ("Reorganization"). Although holders of preferred stock are being asked to vote on the Reorganizations, prior to a Reorganization, it is anticipated that the preferred stock of a participating Acquired Fund will be redeemed, with preferred stockholders receiving a liquidation preference of $25,000 per share plus any accumulated and unpaid dividends. As a result of a Reorganization, a common stockholder of the participating Acquired Fund will become a common shareholder of the Acquiring Fund. The attached combined Proxy Statement and Prospectus includes detailed information about the proposed Reorganization and Agreement for each Acquired Fund. AFTER CAREFUL CONSIDERATION, THE BOARD OF EACH ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU SUPPORT THE REORGANIZATION AND VOTE "FOR" THE APPLICABLE PROPOSED AGREEMENT AND "FOR" EACH NOMINEE FOR DIRECTOR.

        The investment objective of each Acquired Fund is similar to that of the Acquiring Fund, although the Acquiring Fund has a greater focus on capital appreciation and each Fund's investment policies, strategies and risks are different, particularly with respect to Income Shares and the Acquiring Fund. Highland Capital Management, L.P. is the investment adviser to each Fund.

        Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

        It is important that your vote be received no later than the time of the Meeting.

                                   Sincerely,


                                   R. Joseph Dougherty
                                   Chairman of the Board
                                   Prospect Street High Income Portfolio Inc.
                                   Prospect Street Income Shares Inc.

                                IMPORTANT NOTICE

                               TO STOCKHOLDERS OF
                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                                       AND
                       PROSPECT STREET INCOME SHARES INC.

                               QUESTIONS & ANSWERS

Although we recommend that you read the complete Proxy Statement and Prospectus ("Proxy Statement/Prospectus"), we have provided for your convenience a brief overview of the proposals to be voted on at an annual meeting of stockholders.

                APPROVAL OF REORGANIZATIONS OF THE ACQUIRED FUNDS

Q:  WHAT IS BEING PROPOSED AT THE STOCKHOLDER MEETING?

A: STOCKHOLDERS OF PROSPECT STREET HIGH INCOME PORTFOLIO INC. AND PROSPECT STREET INCOME SHARES INC.: You are being asked to approve a proposed reorganization (each a "Reorganization" and, together, the "Reorganizations") of Prospect Street High Income Portfolio Inc. ("High Income Portfolio") or Prospect Street Income Shares Inc. ("Income Shares"), as applicable (each an "Acquired Fund" and together as the "Acquired Funds"), into Highland Credit Strategies Fund ("Acquiring Fund") (collectively, the Acquired Funds and the Acquiring Fund being referred to herein as the "Funds"), a closed-end fund that pursues a similar investment objective and is managed by Highland Capital Management, L.P. ("Highland"), the same investment adviser as that of the Acquired Funds. Stockholders are also being asked to vote on the election of directors. Electing directors at this meeting would avoid the expense of holding two stockholder meetings within a short period of time.

Q:  WHY IS EACH REORGANIZATION BEING RECOMMENDED?

A: The Board of Directors of each Acquired Fund has determined that the Reorganization in which its Fund would participate would benefit its common stockholders. The Board of Trustees of the Acquiring Fund has determined that the Reorganizations would benefit its common shareholders. The investment objective of each Acquired Fund and the Acquiring Fund are similar, although each Fund seeks to achieve its objective in different ways. High Income
Portfolio seeks to provide high current income, while seeking to preserve stockholders' capital. Income Shares seeks to provide a high level of current income, with capital appreciation as a secondary objective. The Acquiring Fund seeks to provide both current income and capital appreciation and therefore has a greater focus on capital appreciation. Each Fund is managed by the same investment adviser and has the same members on its Board.

Although holders of preferred stock are being asked to vote on the Reorganizations, prior to a Reorganization, it is anticipated that the preferred stock of an Acquired Fund will be redeemed, with preferred stockholders receiving a liquidation preference of $25,000 per share plus any accumulated and unpaid dividends. A Reorganization will not be completed unless, before the final stockholder vote thereon, the participating Acquired Fund commences, and irrevocably commits to complete as expeditiously as possible, the process for redeeming its preferred stock.

In reaching this determination, the Board of Directors of each Acquired Fund also considered that if stockholders approve the Reorganization(s), Highland would contractually agree to waive a portion of the Acquiring Fund's advisory fee and administration fee for two years so that Highland would receive no additional benefit from the Reorganization(s) for two years. The waivers are intended to offset the additional revenue Highland would receive on each Acquired Fund's assets (calculated as of the date of its reorganization) due to the difference between the advisory fee rates of each Acquired Fund and the Acquiring Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. However, even with the contractual fee waivers, the annual operating expenses of the combined Fund are expected to be higher than High
Income Portfolio's current annual operating expenses and, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than each Acquired Fund's current annual operating expenses. This is primarily due to the Acquiring Fund's higher advisory and administration fees. As of each Fund's last fiscal year, the total annual operating expenses, as a percentage of average net assets, of High Income Portfolio, Income Shares and

Credit Strategies Fund were 3.34%, 3.99% and 4.06%, respectively. Assuming each Reorganization is approved, the estimated total annual operating expenses of the combined Fund would be 4.03% of average net assets and, with the contractual fee waivers described above, the estimated net annual operating expenses of the combined Fund would be 3.88% of average net assets.

The Proxy Statement/Prospectus contains further explanation of the reasons that the Boards of Directors/Trustees of the Funds unanimously recommend the Reorganizations.

Q:  HOW DOES THE ACQUIRING FUND'S INVESTMENT STRATEGY DIFFER FROM MY FUND?

A: The Acquiring Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Acquiring Fund invests at least 80% of its assets in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. A significant portion of the Acquiring Fund's assets may be invested in securities rated below investment grade (Ba/BB or lower), which are commonly referred to as "junk securities." The Acquiring Fund's broader investment mandate allows it to invest in more types and potentially more risky securities than either Acquired Fund. See "Risk Factors and Special Considerations" for more information.

STOCKHOLDERS OF HIGH INCOME PORTFOLIO: High Income Portfolio is registered as a diversified, closed-end management investment company under the 1940 Act. The investment strategy of the Acquiring Fund is similar to High Income Portfolio's since both invest primarily in below investment grade securities, but the Acquiring Fund has a greater focus on bank loans. In addition, the Acquiring Fund is able to invest in more types of securities and it invests approximately 80% of its assets in senior loans as of the date hereof.

STOCKHOLDERS OF INCOME SHARES: Income Shares is registered as a diversified, closed-end management investment company under the 1940 Act. The investment strategy of Income Shares differs from that of the Acquiring Fund. Income Shares invests in higher quality securities, since it invests at least 50% of its total assets in debt securities rated in the four highest categories (Baa/BBB or higher) by a rating agency or nonrated debt securities deemed by Highland to be of comparable quality. A significant portion of the Acquiring Fund's assets is invested in securities rated below investment grade (Ba/BB or lower) and it currently invests approximately 80% of its assets in senior loans as of the date hereof.

Q:  HOW WILL THE REORGANIZATIONS AFFECT ME?

A: If stockholders approve the Reorganizations of both Acquired Funds, the assets and liabilities of the Acquired Funds will be combined with those of the Acquiring Fund and the Acquired Funds will dissolve. As noted above, although holders of preferred stock are being asked to vote on the Reorganizations, the preferred stock of an Acquired Fund will be redeemed prior to its Reorganization.

COMMON STOCKHOLDERS OF THE ACQUIRED FUNDS: If you are a holder of common stock of an Acquired Fund, you will receive newly issued common shares of the Acquiring Fund (though you may receive cash for fractional common shares), the aggregate net asset value of which will equal the aggregate net asset value, taking into account your Fund's proportionate share of the costs of the Reorganizations, of the common stock you held immediately prior to your Fund's Reorganization. The Acquiring Fund common shares received by Acquired Fund common stockholders will trade on New York Stock Exchange and will likely trade at a discount from net asset value, which might be greater or less than the trading discount of an Acquired Fund's common stock at the time of the closing of its Reorganization.

PREFERRED STOCKHOLDERS OF THE ACQUIRED FUNDS: Although holders of preferred stock are being asked to vote on the Reorganizations, if you are a holder of preferred stock, prior to an Acquired Fund's Reorganization you will receive the liquidation preference of the preferred stock you hold plus any accumulated and unpaid dividends because the preferred stock will be redeemed prior to the Reorganization.

Q: WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATIONS?

A: You will pay no sales loads or commissions in connection with the Reorganizations. However, part of the costs associated with the Reorganizations will be borne by the Acquired Funds and thus indirectly by their common stockholders.

Q:  WILL MY DIVIDENDS BE AFFECTED BY THE PROPOSED REORGANIZATION?

A: COMMON STOCKHOLDERS OF INCOME SHARES: If you are a common stockholder of Income Shares, you receive distributions on a quarterly basis. As shareholders of the Acquiring Fund, you will receive distributions on a monthly basis. The Acquiring Fund's current yield as of January 31, 2008 on a net asset value basis is higher than that of Income Shares. It is expected that the shareholders of the Acquiring Fund will not see any material change in its yield as a result of the Reorganizations, although there can be no assurance that this will be the case.

COMMON STOCKHOLDERS OF HIGH INCOME PORTFOLIO: If you are a common stockholder of High Income Portfolio, you receive distributions on a monthly basis. As a shareholder of the Acquiring Fund, you will also receive distributions on a monthly basis. The Acquiring Fund's current yield as of January 31, 2008 on a net asset value basis is higher than that of High Income Portfolio. It is expected that the shareholders of Acquiring Fund will not see any material change in its yield as a result of the Reorganizations, although there can be no assurance that this will be the case.

PREFERRED STOCKHOLDERS OF THE ACQUIRED FUNDS: If you are a preferred stockholder of an Acquired Fund, at the time you receive the liquidation preference of the preferred stock you hold you will also receive any accumulated and unpaid dividends.

The Acquiring Fund will not permit any holder of certificated common stock of an Acquired Fund at the time of the Reorganization to reinvest dividends or other distributions, transfer shares of the Acquiring Fund or pledge shares of the Acquiring Fund until the certificates for stock of the Acquired Fund have been surrendered to PFPC, Inc., the Acquiring Fund's transfer agent, or, in the case of lost certificates, until an adequate surety bond has been posted. To obtain information on how to return your stock certificates for an Acquired Fund if and when the Reorganizations are completed, please call PFPC, Inc. at 877-665-1287.

If a shareholder is not, for the reasons above, permitted to reinvest dividends or other distributions on shares of the Acquiring Fund, the Acquiring Fund will pay all such dividends and other distributions in cash, notwithstanding any election the shareholder may have made previously to reinvest dividends and other distributions on stock of an Acquired Fund.

Q:  WILL  I  HAVE  TO  PAY  ANY  FEDERAL   INCOME  TAXES  AS  A  RESULT  OF  THE
REORGANIZATIONS?

A: Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganizations so qualify, in general, stockholders of the Acquired Funds will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganizations. However, stockholders of the Acquired Funds may recognize gain or loss with respect to cash such holders receive pursuant to the Reorganization in lieu of fractional shares. Additionally, the Acquired Funds will recognize no gain or loss as a result of the Reorganization or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

Q:  WHAT  HAPPENS  IF  STOCKHOLDERS  OF ONE  ACQUIRED  FUND DO NOT  APPROVE  ITS
REORGANIZATION BUT STOCKHOLDERS OF THE OTHER ACQUIRED FUND DO APPROVE ITS REORGANIZATION?

A: The Reorganizations are not contingent upon each other. An unfavorable vote on a proposed Reorganization by the stockholders of one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund, if that Reorganization is approved by its stockholders.

Q:  HOW DOES THE BOARD OF DIRECTORS OF EACH ACQUIRED FUND SUGGEST THAT I VOTE?

A: After careful consideration, the Board of Directors of each Acquired Fund unanimously recommends that you vote "FOR" the Reorganization proposed for your Fund and "FOR" each nominee for director.

                                     GENERAL

Q:  HOW DO I VOTE MY PROXY?

A: You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the meeting in person. You may also vote by phone by calling the proxy solicitor at (800) 283-8518.

Q:  WHO DO I CALL IF I HAVE QUESTIONS?

A: We will be pleased to answer your questions about this proxy solicitation. Please call (800) 283-8518 with any questions.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                       PROSPECT STREET INCOME SHARES INC.
                                (EACH, A "FUND")

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 6, 2008

This is the formal agenda for your Fund's stockholder meeting. It tells you what matters will be voted on and the time and place of the meeting in case you want to attend in person.

To the stockholders of each Fund:

A joint stockholder meeting for the Funds will be held at Galleria Tower I, 13355 Noel Road, Suite 275 - The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, to consider the following:

1. (A) For stockholders of Prospect Street High Income Portfolio Inc. ("High Income Portfolio"), a proposal to approve an Agreement and Plan of Reorganization between High Income Portfolio and Highland Credit Strategies Fund (the "Acquiring Fund") pursuant to which High Income Portfolio will transfer its assets to Acquiring Fund in exchange for Acquiring Fund shares (and cash in lieu of certain fractional shares) and the Acquiring Fund's assumption of High Income Portfolio's liabilities and High Income Portfolio will dissolve under applicable state law. THE BOARD OF DIRECTORS OF HIGH INCOME PORTFOLIO UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

    (B)  For  stockholders  of  Prospect  Street  Income  Shares  Inc.  ("Income
    Shares"), a proposal to approve an Agreement and Plan of Reorganization between Income Shares and the Acquiring Fund pursuant to which Income Shares will transfer its assets to Acquiring Fund in exchange for Acquiring Fund shares (and cash in lieu of certain fractional shares) and the Acquiring Fund's assumption of Income Shares' liabilities and Income Shares will dissolve under applicable state law. THE BOARD OF DIRECTORS OF INCOME SHARES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

2. (A) For stockholders of High Income Portfolio, to elect Timothy K. Hui and Scott F. Kavanaugh as Class II Directors of High Income Portfolio, each to serve for a three-year term expiring at the 2011 annual meeting and until his successor is duly elected and qualified. THE BOARD OF DIRECTORS OF HIGH INCOME PORTFOLIO UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THESE NOMINEES FOR DIRECTOR.

    (B) For stockholders of Income Shares, to elect R. Joseph Dougherty as a Class I Director of Income Shares, to serve for a three-year term expiring at the 2011 annual meeting and until his successor is duly elected and qualified. THE BOARD OF DIRECTORS OF INCOME SHARES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS NOMINEE FOR DIRECTOR.

3.  Any other business that may properly come before the meeting.

Stockholders of record as of the close of business on April 14, 2008, are entitled to vote at the meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement and Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY so that a quorum will be present and your shares may be voted. You may also vote by calling the proxy solicitor at (800) 283-8518. If you are present at the meeting, you may change your vote, if desired, at that time.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR BY TELEPHONE. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY CALLING THE NUMBER ON THE PROXY CARD. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY.

                                            By order of the Boards of Directors,




                                            M. Jason Blackburn
                                            Secretary

Dated:  April [__], 2008

PROXY STATEMENT OF
PROSPECT STREET HIGH INCOME PORTFOLIO INC. ("HIGH INCOME PORTFOLIO") PROSPECT STREET INCOME SHARES INC. ("INCOME SHARES")
(EACH, AN "ACQUIRED FUND")

AND

PROSPECTUS FOR
COMMON SHARES OF
HIGHLAND CREDIT STRATEGIES FUND
("CREDIT STRATEGIES FUND" OR THE "ACQUIRING FUND")

The address of the Acquired Funds and the Acquiring Fund (each, a "Fund") is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 and the telephone number of each Fund is 1-877-665-1287.

                                   * * * * * *

This Proxy Statement and Prospectus ("Proxy Statement/Prospectus") contains the information stockholders of each Acquired Fund should know before voting on the proposed reorganizations (each a "Reorganization" and, together, the "Reorganizations") and election of the nominees for director for each Acquired Fund ("Directors"). Please read it carefully and retain it for future reference. For ease of reading, "shares" and "shareholders" has been used in certain places in the Proxy Statement/Prospectus to describe, respectively, the stock of each Acquired Fund and holders of stock of each Acquired Fund.

HOW THE REORGANIZATIONS WILL WORK

     o Each Acquired Fund will redeem its preferred shares prior to its Reorganization. A Reorganization will not be completed unless, before the final shareholder vote thereon, the participating Acquired Fund commences, and irrevocably commits to complete as expeditiously as possible, the process for redeeming its preferred shares. Pursuant to each Reorganization, an Acquired Fund will transfer all of its assets to the Acquiring Fund, which will assume each Acquired Fund's liabilities.

     o If each Reorganization is approved by its respective shareholders, the Acquiring Fund will issue newly issued common shares of beneficial interest, with $0.001 par value ("Acquiring Fund Common Shares"), and cash (in lieu of certain fractional shares) in an aggregate amount equal to the value of each Acquired Fund's net assets attributable to its common shares. These shares will be distributed to each Acquired Fund's common shareholders in proportion to their holdings immediately prior to the Reorganization.

     o Each Acquired Fund will be dissolved and its shareholders will become shareholders of the Acquiring Fund.

     o The Reorganization of an Acquired Fund is conditioned upon the approval of its shareholders. However, the Reorganizations are not contingent upon each other and the Reorganization of one Acquired Fund will proceed, if approved by its shareholders, even if the Reorganization for the other Acquired Fund is not approved. If a Reorganization is not approved by an Acquired Fund, that Fund will continue to exist and its Board of Directors will consider what additional action, if any, to take.

     o Each Reorganization is intended to result in no income or recognized gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Funds, except for distributions of net realized capital gains, if any, resulting from the sale of an Acquired Fund's assets in connection with its Reorganization. In addition, shareholders of the Acquired Funds may recognize gain or loss with respect to cash such holders receive pursuant to the Reorganization in lieu of fractional shares.

SHARES OF THE ACQUIRING FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RATIONALE FOR THE REORGANIZATIONS

The Board of Directors of each Acquired Fund and the Board of Trustees of the Acquiring Fund (each a "Board") believes that reorganizing each Acquired Fund into the Acquiring Fund, a fund with a similar investment objective and having a combined portfolio with greater assets, offers you potential benefits. These potential benefits and Board considerations include:

     o EXCHANGE OF COMMON SHARES AT NET ASSET VALUE ("NAV"). On its closing date, a Reorganization will result in the Acquired Fund shareholders receiving shares of the Acquiring Fund and cash (in lieu of certain fractional shares) based on the Acquired Fund's NAV (I.E., the Acquired Fund will get its NAV's worth of common shares of the Acquiring Fund and cash (in lieu of certain fractional shares)). It should be noted, however, that shares of the Acquiring Fund received in a Reorganization will likely trade at a market discount from NAV following the Reorganization, so that an Acquired Fund common shareholder may not be able to sell these shares for their NAV. It should also be noted that since inception shares of the Acquiring Fund generally have traded at a smaller discount or wider premium from NAV than shares of either Acquired Fund. However, since late December until the Board approved the Reorganization in February 2008, Acquiring Fund shares have frequently traded at a larger discount from NAV than shares of either Acquired Fund. The Acquiring Fund commenced a rights offering in late December and completed the rights offering on January 28, 2008. Historically, rights offerings have increased the discount from NAV for a fund.

     o INCREASED USE OF CAPITAL LOSSES. Each Acquired Fund has sustained substantial capital losses in recent years, which are available as "capital loss carryovers" ("CLCs") in the current and future taxable years (through their respective taxable years ending in 2013), but is not expected to be able to generate enough capital gains to be offset by those CLCs before they expire. SEE "Further Information on the Reorganizations - Federal Income Tax Consequences of the Reorganizations." Because of its larger size and investment policies and strategies, the Acquiring Fund is expected to be better able to use those CLCs to offset post-Reorganization gains of the combined Fund, although there can be no assurance that this will be the case. The Acquiring Fund's use of such CLCs, however, will be significantly limited due to the application of loss limitation rules under the federal tax law.

     o ENHANCED COMMON SHARE LIQUIDITY. Following the Reorganizations, the substantially larger trading market in the common shares of the Acquiring Fund, as compared to that of each Acquired Fund prior to the Reorganizations, may provide Acquired Fund shareholders with enhanced market liquidity. Trading discounts can result from many different factors, however, and there is no assurance that a larger trading market for Acquiring Fund's common shares will have the effect of reducing or maintaining trading discounts.

     o INCREASED ASSET SIZE. The Acquiring Fund will obtain additional assets without incurring the commission expenses and generally greater other expenses associated with offering new shares. In addition, the Acquiring Fund is obtaining the additional portfolio securities of the Acquired Funds without the commensurate brokerage costs, dealer spreads or other trading expenses. It is also obtaining these securities in a manner that is likely to minimize the market impact of such acquisition on the short-term prices of these securities. However, the increase in Acquiring Fund shares as a result of the Reorganization(s) may also cause Acquiring Fund shares to trade at a larger discount from NAV.

     o ECONOMIES OF SCALE IN CERTAIN EXPENSES. A combined Fund offers economies of scale that may lead to a reduction in certain expenses. With these reduced expenses and the contractual fee waivers offered by the Funds' adviser, as described below, the annual operating expenses of the combined Fund may be lower than the current annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio's current annual operating expenses. In addition, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund's current annual operating expenses. Each Fund incurs New York Stock Exchange ("NYSE") listing fees, costs for legal, auditing, and custodial services, and miscellaneous fees. Many of these expenses overlap and there may be an opportunity to reduce them over time if the Funds are combined. However, it is not expected that these economies of scale will be substantial.

     o PORTFOLIO MANAGEMENT EFFICIENCIES. Each Reorganization would permit Acquired Fund shareholders to pursue similar investment goals in a larger Fund. The greater asset size of the combined Fund may allow it, relative to each Acquired Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

     o SHAREHOLDERS' ABILITY TO MARGIN. Currently, stocks that trade below $5.00 are not marginable. The Reorganization would permit shareholders of High Income Portfolio and Income Shares (if their shares continue to trade below $5.00) to receive shares that they could margin. Additionally, marginable securities may be more liquid that those that are not marginable as many institutional/large investors are believed to avoid stocks that are not marginable.

Each Board also considered that if shareholders approve a Reorganization, Highland Capital Management, L.P. ("Adviser" or "Highland") would contractually agree to waive a portion of Credit Strategies Fund's advisory fee and administration fee for two years so that Highland would receive no additional benefit from the Reorganization for two years. The waivers are intended to offset the additional revenue Highland would receive on each Acquired Fund's assets (calculated as of the date of its Reorganization and including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of each Acquired Fund and Credit Strategies Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. However, even with the contractual fee waivers, the annual operating expenses of the combined Fund are expected to be higher than High Income Portfolio's current annual operating expenses and, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund's current annual operating expenses. As of each Fund's last fiscal year, the total annual operating expenses, as a percentage of average net assets, of High Income Portfolio, Income Shares and Credit Strategies Fund were 3.34%, 3.99% and 4.06%, respectively. Assuming each Reorganization is approved, the estimated total annual operating expenses of the combined Fund would be 4.03% of average net assets and, with the contractual fee waivers described above, the estimated net annual operating expenses of the combined Fund would be 3.88% of average net assets.

The Board of each Acquired Fund unanimously recommends that you vote FOR the Reorganization of your Fund into Credit Strategies Fund. For further information, please see the individual description of the proposal affecting your Fund contained in the Proxy Statement/Prospectus.

WHO BEARS THE EXPENSES ASSOCIATED WITH THE PROXY STATEMENT/PROSPECTUS

The costs associated with the Reorganizations will be borne by each of the Acquired Funds and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganizations' closing, provided that if they close at different times, that determination will be made as of the date that the first Reorganization closes. The costs associated with the election of Directors will be borne by each of the Acquired Funds.

WHO IS ELIGIBLE TO VOTE

Shareholders of record on April 14, 2008 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxy cards, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy card but do not fill in a vote, your shares will be voted for the Reorganization and for the election of the nominees for Director. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.




The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol "HCF" and will continue to be so listed subsequent to the Reorganizations. The common shares of High Income Portfolio and Income Shares are listed on the NYSE under the ticker symbols "PHY" and "CNN," respectively.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

WHERE TO GET MORE INFORMATION


--------------------------------------------------------------------------------
Credit Strategies Fund's annual
report to shareholders dated
December 31, 2007
                                             Previously sent to the shareholders
High Income Portfolio's annual report to     of each respective Fund and on file
shareholders  dated October 31, 2007         with the SEC or available at no
                                             charge by calling our toll free
                                             number: 877-665-1287.

Income Shares' annual report to
shareholders dated December 31, 2007
--------------------------------------------------------------------------------
A Statement of Additional Information        On file with the SEC or available
dated April [__], 2008, which relates to     at no charge by calling our toll
this Proxy Statement/Prospectus and the      free number: 877-665-1287. The
Reorganizations, has been filed with the     statement of additional information
SEC and contains additional information      is incorporated by reference into
about the Acquired Funds and the             (and therefore legally part of)
Acquiring Fund                               this Proxy Statement/Prospectus.
--------------------------------------------------------------------------------
To  ask  questions  about  this  Proxy       Call  our  toll-free  telephone
Statement/Prospectus                         number: 877-665-1287.
--------------------------------------------------------------------------------

        The date of this Proxy Statement/Prospectus is April [__], 2008.

                                TABLE OF CONTENTS

                                                                            PAGE

INTRODUCTION...................................................................1
SUMMARY OF INFORMATION RELATED TO PROPOSAL 1...................................1
RISK FACTORS AND SPECIAL CONSIDERATIONS RELATED TO PROPOSAL 1..................6
PROPOSAL 1(A) AND 1(B):  REORGANIZATIONS OF THE ACQUIRED FUNDS................21
     Description of the Reorganizations.......................................22
     Reasons for the Proposed Reorganizations.................................22
     Comparative Fees and Expense Ratios......................................24
     Comparative Performance..................................................25
     Board's Evaluation and Recommendation....................................25
     Required Vote............................................................25
PROPOSAL 2(A) AND 2(B):  ELECTION OF DIRECTORS OF EACH ACQUIRED FUND..........26
     Information about Nominees for Director and Continuing Directors.........27
     Required Vote............................................................32
ADDITIONAL INFORMATION RELATED TO THE REORGANIZATIONS OF THE ACQUIRED FUNDS...34
     Comparison of the Funds: Investment Objectives and Policies..............34
          Comparison of High Income Portfolio to Credit Strategies Fund.......34
          Comparison of Income Shares to Credit Strategies Fund...............39
     Fee, Expense and Distributions on Preferred Shares Table for Common
     Shareholders of the Funds................................................44
     Information About the Funds..............................................50
          Outstanding Securities..............................................50
          Common Share Price Data.............................................51
          Share Repurchases...................................................52
          Dividends and Other Distributions...................................53
          Dividend Reinvestment Plan..........................................53
     Description of Capital Structure.........................................56
          High Income Portfolio and Income Shares.............................56
          Credit Strategies Fund..............................................58
     Federal Income Tax Matters...............................................61
     Anti-Takeover Provisions.................................................62
          High Income Portfolio and Income Shares.............................62
          Credit Strategies Fund..............................................63
     Past Performance of Each Fund............................................65
     Financial Highlights.....................................................66
     Further Information on the Reorganizations...............................70
          Federal Income Tax Consequences of the Reorganizations..............70
          Additional Terms of the Agreements and Plans of Reorganization......72
          Payment of Undistributed Income in Advance of Reorganizations.......73
     Capitalization...........................................................73
     Management of the Funds..................................................74
          Trustees/Directors and Officers.....................................74
          Investment Adviser..................................................75
          Administrator/Sub-Administrator/Accounting Services Agent...........77
          Portfolio Management................................................78
          Portfolio Transactions with Affiliates..............................79
          Other Service Providers.............................................79
VOTING INFORMATION AND REQUIRED VOTE..........................................79
INFORMATION CONCERNING THE MEETING............................................81
     Expenses and Methods of Solicitation.....................................81
     Revoking Proxies.........................................................81
     Outstanding Shares.......................................................82
     Other Business...........................................................82
     Shareholders' Proposals and Communications...............................82

     Proxy Statement/Prospectus Delivery......................................82
OWNERSHIP OF SHARES OF THE FUNDS..............................................83
EXPERTS.......................................................................83
AVAILABLE INFORMATION.........................................................83
APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION....................A-1
APPENDIX B - DESCRIPTION OF INVESTMENT TYPES.................................B-1
APPENDIX C - OWNERSHIP OF SHARES OF THE FUNDS................................C-1
APPENDIX D - INFORMATION ABOUT THE ACQUIRED FUNDS' ACCOUNTING FIRM...........D-1

                                  INTRODUCTION
                                  ------------

This Proxy Statement/Prospectus is being used by each Acquired Fund's Board to solicit proxies to be voted at the annual meeting of each Acquired Fund's shareholders ("Meeting"). The Meeting will be held at Galleria Tower I, 13355 Noel Road, Suite 275 - The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time. At the Meeting, each Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization providing for the Reorganization of the Acquired Fund into the Acquiring Fund and for election of Directors of each Acquired Fund. This Proxy Statement/Prospectus is being mailed to your Fund's shareholders on or about [April 25, 2008].

For each proposal, this Proxy Statement/Prospectus includes information that is specific to that proposal. A comparison summary is provided with respect to each proposal. You should read carefully the sections of the proxy statement related specifically to your Fund(s), the information relevant to the proposals, as well as the Appendices and the enclosed materials, because they contain details that are not in the summary.

                  SUMMARY OF INFORMATION RELATED TO PROPOSAL 1
                  --------------------------------------------

The following is a summary of certain information regarding proposal 1 contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Proxy Statement/Prospectus carefully.

PROPOSALS 1(A) AND 1(B):  REORGANIZATIONS OF THE ACQUIRED FUNDS

THE PROPOSED REORGANIZATIONS. The Board of each Fund, including the Trustees/Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of each Fund, has unanimously approved the Agreement and Plan of Reorganization to which its Fund is a participant. If the shareholders of an Acquired Fund approve the applicable Agreement and Plan of Reorganization, then common shareholders of that Acquired Fund will receive Acquiring Fund Common Shares and cash (in lieu of certain fractional shares), and the Acquiring Fund will acquire all of the assets of the Acquired Fund and assume all of the liabilities of that Acquired Fund. The Acquired Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate value of Acquiring Fund Common Shares and any cash you receive in a Reorganization will equal the aggregate value, taking into account your Fund's proportionate share of the costs of the Reorganizations, of your Acquired Fund Common Shares held immediately prior to your Fund's Reorganization. Acquired Fund common shareholders will receive cash for any Acquiring Fund fractional shares they otherwise would be entitled to receive other than with respect to shares held in a Dividend Reinvestment Plan account.

The closing date of each proposed Reorganization may differ, and the newly issued Acquiring Fund Common Shares may be issued on different closing dates.

In addition, prior to a Reorganization, preferred shareholders of an Acquired Fund will receive the liquidation preference associated with their preferred shares plus any accumulated and unpaid dividends. A Reorganization will not be completed unless, before the final shareholder vote thereon, the participating Acquired Fund commences, and irrevocably commits to complete as expeditiously as possible, the process for redeeming its preferred shares.

SUMMARY OF FUND COMPARISONS

INVESTMENT OBJECTIVES AND POLICIES. Each Acquired Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The Acquiring Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. The investment objective of each Acquired Fund is similar to that of Credit Strategies Fund, although each Fund's investment policies, strategies and risks are different, particularly with respect to Income Shares and Credit Strategies Fund. High Income Portfolio seeks to provide high current income, while seeking to preserve shareholders' capital. Income Shares seeks to provide a high level of current income, with capital appreciation as a secondary objective. Credit Strategies Fund seeks to provide both current income and capital appreciation. The Acquiring Fund seeks to provide both current income and capital appreciation and therefore has a greater focus on capital appreciation. Highland is the investment adviser to each Fund and each Fund's valuation policies are the same.

High Income Portfolio invests at least 65% of its total assets in high-yield, fixed-income securities rated in the lower categories (Ba/BB or lower) by a rating agency or nonrated fixed-income securities deemed by the Adviser to be of comparable quality. High Income Portfolio typically invests a substantially higher percentage of its assets in such securities.

Income Shares invests at least 50% of its total assets in debt securities rated in the four highest categories (Baa/BBB or higher) by a rating agency or nonrated debt securities deemed by the Adviser to be of comparable quality.

Credit Strategies Fund invests at least 80% of its assets in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. A significant portion of Credit Strategies Fund's assets may be invested in securities rated below investment grade (Ba/BB or lower), which are commonly referred to as "junk securities" or "high-yield securities."

Please refer to Proposal 1 for a further comparison of investment objectives and policies.

DIVIDENDS AND OTHER DISTRIBUTIONS. Holders of common shares of Income Shares receive distributions on a quarterly basis; holders of common shares of High Income Portfolio and Credit Strategies Fund receive distributions on a monthly basis. Credit Strategies Fund's current yield as of January 31, 2008 on a net asset value basis is higher than that of either Acquired Fund. It is expected that the shareholders of Credit Strategies Fund will not see any material change in its yield as a result of the Reorganizations, although there can be no assurance that this will be the case.

Holders of preferred shares of an Acquired Fund will also receive any accumulated and unpaid dividends, at the time they receive the liquidation preference of the preferred shares they hold.

PURCHASE AND SALE. Purchase and sale procedures for the common shares of the Funds are similar. Investors typically purchase and sell common shares of the Funds on the NYSE through a registered broker-dealer. Each Acquired Fund's series of preferred shares are purchased and sold at separate auctions conducted on a regular basis (unless a Fund elects, subject to certain conditions, to declare a special dividend period). Credit Strategies Fund does not have any preferred shares and does not plan to have any immediately after the Reorganizations.

REDEMPTION PROCEDURES. Redemption procedures for the Funds are similar. The common shares of each Fund have no redemption rights. However, the Board of each Fund may consider open market share repurchases of, or tendering for, common shares to seek to reduce or eliminate any discount in the market place of the common shares from the NAV thereof. Each Fund's ability to repurchase, or tender for, its common shares may be limited by the 1940 Act asset coverage requirements and, in the Acquired Funds' case, by any rating agency requirements required due to the issuance of preferred shares.

Provided certain conditions are met, the preferred shares are redeemable at the option of each Acquired Fund, at a price equal to $25,000 per share plus, in each case, accumulated and unpaid dividends (including additional dividends, if any) on the redemption date. As noted above, the preferred shares will be redeemed prior to each Reorganization.

EXPENSES. With the contractual fee waivers offered by Highland, the estimated annual operating expenses of Credit Strategies Fund may be lower than the current annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio's current annual operating expenses. The higher expenses are due, in part, to Credit Strategies Fund leveraging by borrowing pursuant to a credit facility rather than by issuing preferred shares. While the use of a credit facility has been more expensive, it provides Credit Strategies Fund greater flexibility to change the amount of its leverage depending on market conditions. Over time, this flexibility may enable Credit

Strategies Fund to achieve greater performance, although there is no guarantee or assurance as to the future performance of Credit Strategies Fund.

LEVERAGE. Each Acquired Fund employs leverage through the issuance of preferred shares. The Acquiring Fund employs leverage through borrowings through a credit facility. As of March 31, 2008, the leverage as a percentage of total assets of High Income Portfolio, Income Shares and Credit Strategies Fund was 31.7%, 35.4% and 29.5%, respectively.

PERFORMANCE AND PREMIUM/DISCOUNT PROFILE. Each Acquired Fund has been in existence for more than ten years. The Acquiring Fund commenced investment operations in June 2006 and has a limited operating history and history of public trading.

Credit Strategies Fund's 1-year performance as of December 31, 2007 on a net asset value basis is better than Income Shares and its overall historical premium/discount profile is better than that of each Acquired Fund. However, more recently, Credit Strategies Fund's common shares have traded at a larger discount from NAV than the common shares of either Acquired Fund. The Acquiring Fund also completed a rights offering on January 28, 2008. There is no guarantee or assurance as to the future performance of Credit Strategies Fund. In addition, although Credit Strategies Fund should provide increased liquidity to shareholders of each Acquired Fund due to its substantially larger trading market, there can be no assurance that will be the case.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATIONS. The Reorganizations seek to combine two smaller funds (High Income Portfolio and Income Shares) into one larger fund (Credit Strategies Fund) to achieve certain economies of scale and other operational efficiencies. The Reorganizations will combine the assets of these Funds by reorganizing the Acquired Funds with and into the Acquiring Fund. The Board of each Acquired Fund, based upon its evaluation of all relevant information, anticipates that the common shareholders of its respective Acquired Fund should benefit from its Reorganization. The Board of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that each Reorganization should benefit holders of Acquiring Fund Common Shares. The combined Fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of, legal expenses, audit fees and other expenses, will be spread across this larger asset base, thereby potentially lowering those costs for common shareholders of the combined Fund. However, it is not expected that these economies of scale will be substantial.

In addition, if shareholders approve the Reorganization(s), Highland would contractually agree to waive a portion of Credit Strategies Fund's advisory fee and administration fee for two years so that Highland would receive no additional benefit from the Reorganization(s) for two years. The waivers are intended to offset the additional revenue Highland would receive on each Acquired Fund's assets (calculated as of the date of its reorganization) due to the difference between the advisory fee rates of each Acquired Fund and Credit Strategies Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. Assuming Income Shares' shareholders approve its Reorganization and the Reorganization took place on January 31, 2008, the amount of such waivers over two years would be $1,223,194. Assuming High Income Portfolio's shareholders approve its Reorganization and the Reorganization took place on January 31, 2008, the amount of such waivers over two years would be $1,425,446. All shareholders of the combined Fund would benefit from such waivers.

The Board of each Acquired Fund has determined that participation in the applicable Reorganization is in the best interests of the Fund and that the interests of its shareholders will not be diluted as a result of that Reorganization. Similarly, the Acquiring Fund's Board has determined that participation in each Reorganization is in the best interests of its common shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization. Preferred shareholders of the Acquired Funds will not participate in the Reorganizations. As noted above, the preferred shares will be redeemed prior to each Reorganization. In addition, as a result of the Reorganizations, shareholders of each Fund, particularly the shareholders of the Acquired Funds, will have a smaller percentage of ownership in the larger combined Fund than they did in any of the separate Funds.

RATIONALE FOR THE REORGANIZATIONS. The Board of each Fund believes that reorganizing each Acquired Fund into the Acquiring Fund, a fund with a similar investment objective, and having a combined portfolio with greater assets, offers you potential benefits. These potential benefits and Board considerations include:

     o EXCHANGE OF COMMON SHARES AT NAV. On its closing date, a Reorganization will result in the Acquired Fund shareholders receiving shares of the Acquiring Fund and cash (in lieu of certain fractional shares) based on the Acquired Fund's NAV (I.E., the Acquired Fund will get its NAV's worth of common shares of the Acquiring Fund and cash (in lieu of certain fractional shares)). It should be noted, however, that shares of the Acquiring Fund received in a Reorganization will likely trade at a market discount from NAV following the Reorganization, so that an Acquired Fund common shareholder may not be able to sell these shares for their NAV. It should also be noted that since inception shares of the Acquiring Fund generally have traded at a smaller discount or wider premium from NAV than shares of either Acquired Fund. However, since late December until the Board approved the Reorganization in February 2008, Acquiring Fund shares have frequently traded at a larger discount from NAV than shares of either Acquired Fund. The Acquiring Fund commenced a rights offering in late December and completed the rights offering on January 28, 2008. Historically, rights offerings have increased the discount from NAV for a fund.

     o INCREASED USE OF CAPITAL LOSSES. Each Acquired Fund has sustained substantial capital losses in recent years, which are available as CLCs in the current and future taxable years (through their respective taxable years ending in 2013), but is not expected to be able to generate enough capital gains to be offset by those CLCs before they expire. SEE "Further Information on the Reorganizations - Federal Income Tax Consequences of the Reorganizations." Because of its larger size and investment policies and strategies, the Acquiring Fund is expected to be better able to use those CLCs to offset post-Reorganization gains of the combined Fund, although there can be no assurance that this will be the case. The Acquiring Fund's use of such CLCs, however, will be significantly limited due to the application of loss limitation rules under the federal tax law.

     o ENHANCED COMMON SHARE LIQUIDITY. Following the Reorganizations, the substantially larger trading market in the common shares of the Acquiring Fund, as compared to that of each Acquired Fund prior to the Reorganizations, may provide Acquired Fund shareholders with enhanced market liquidity. Trading discounts can result from many different factors, however, and there is no assurance that a larger trading market for Acquiring Fund's common shares will have the effect of reducing or maintaining trading discounts.

     o INCREASED ASSET SIZE. The Acquiring Fund will obtain additional assets without incurring the commission expenses and generally greater other expenses associated with offering new shares. In addition, the Acquiring Fund is obtaining the additional portfolio securities of the Acquired Funds without the commensurate brokerage costs, dealer spreads or other trading expenses. It is also obtaining these securities in a manner that is likely to minimize the market impact of such acquisition on the short-term prices of these securities. However, the increase in Acquiring Fund shares as a result of the Reorganization(s) may also cause Acquiring Fund shares to trade at a larger discount from NAV.

     o ECONOMIES OF SCALE IN CERTAIN EXPENSES. A combined Fund offers economies of scale that may lead to a reduction in certain expenses. With these reduced expenses and the contractual fee waivers offered by Highland, which is described below, the annual operating expenses of the combined Fund may be lower than the current annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio's current annual operating expenses. In addition, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund's current annual operating expenses. Each Fund incurs NYSE listing fees, costs for legal, auditing, and custodial services, and miscellaneous fees. Many of these expenses overlap and there may be an opportunity to reduce them over time if the Funds are combined. However, it is not expected that these economies of scale will be substantial.

     o PORTFOLIO MANAGEMENT EFFICIENCIES. Each Reorganization would permit Acquired Fund shareholders to pursue similar investment goals in a larger Fund. The greater asset size of the combined Fund may allow it, relative to each Acquired Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

     o SHAREHOLDERS' ABILITY TO MARGIN. Currently, stocks that trade below $5.00 are not marginable. The Reorganization would permit shareholders of High Income Portfolio and Income Shares (if their shares continue to trade below $5.00) to receive shares that they could margin. Additionally, marginable securities may be more liquid that those that are not marginable as many institutional/large investors are believed to avoid stocks that are not marginable.

Each Board also considered that if shareholders approve a Reorganization, Highland would contractually agree to waive a portion of Credit Strategies Fund's advisory fee and administration fee for two years so that Highland would receive no additional benefit from the Reorganization for two years. The waivers are intended to offset the additional revenue Highland would receive on each Acquired Fund's assets (calculated as of the date of its Reorganization and including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of each Acquired Fund and Credit Strategies Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. However, even with the contractual fee waivers, the annual operating expenses of the combined Fund are expected to be higher than High Income Portfolio's current annual operating expenses and, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund's current annual operating expenses. As of each Fund's last fiscal year, the total annual operating expenses, as a percentage of average net assets, of High Income Portfolio,
Income Shares and Credit Strategies Fund were 3.34%, 3.99% and 4.06%, respectively. Assuming each Reorganization is approved, the estimated total annual operating expenses of the combined Fund would be 4.03% of average net assets and, with the contractual fee waivers described above, the estimated net annual operating expenses of the combined Fund would be 3.88% of average net assets.

The Board of each Acquired Fund unanimously recommends that you vote FOR the Reorganization of your Fund into Credit Strategies Fund. For further information, please see the individual description of the proposal affecting your Fund contained in the Proxy Statement/Prospectus.

EXPENSES ASSOCIATED WITH THE REORGANIZATIONS. The costs associated with the Reorganizations will be borne by each of the Acquired Funds and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganizations' closing, provided that if they close at different times, that determination will be made as of the date that the first Reorganization closes.

TAX CONSEQUENCES. Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). If the Reorganizations so qualify, in general, shareholders of the Acquired Funds will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganizations. However, shareholders of the Acquired Funds may recognize gain or loss with respect to cash they receive pursuant to the Reorganization in lieu of fractional Acquiring Fund shares. Additionally, the Acquired Funds will recognize no gain or loss as a result of the Reorganization or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

REQUIRED VOTE. Shareholder approval of each Reorganization requires, with respect to each respective Acquired Fund, the vote of: (1) the holders of at least a majority of the common and preferred shares entitled to vote, voting as a single class; and (2) the holders of at least a majority of the preferred shares entitled to vote, voting as a separate class.

THE BOARD OF EACH ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR YOUR FUND'S PROPOSED REORGANIZATION.

          RISK FACTORS AND SPECIAL CONSIDERATIONS RELATED TO PROPOSAL 1
          -------------------------------------------------------------

Because each of Credit Strategies Fund and High Income Portfolio, under normal market conditions, invests a substantial amount of its assets in below investment grade securities (Income Shares also invests in below investment grade securities but to a lesser extent), any general risks inherent in such investments are equally applicable to Credit Strategies Fund and High Income Portfolio and will apply to Credit Strategies Fund after the Reorganizations. The general risks of investing in Credit Strategies Fund are described below and the general risks that are unique to an Acquired Fund are indicated as such below. The Reorganizations themselves are not expected to adversely affect the right of common shareholders of any of the Funds. Preferred shareholders of the Acquired Funds will not participate in the Reorganizations. As noted above, the preferred shares will be redeemed prior to each Reorganization. For information regarding the percentage limitations, if any, of an investment described in the risks listed below, see "Comparison of the Funds: Investment Objectives and Policies."

LIMITED OPERATING HISTORY. Credit Strategies Fund is a recently organized, non-diversified, closed-end management investment company. It commenced investment operations in June 2006 and has a limited operating history and history of public trading that investors can use to evaluate its investment performance and volatility.

THIS  DOES  NOT  APPLY TO  EITHER  ACQUIRED  FUND  SINCE  THEY ARE NOT  RECENTLY
ORGANIZED.

INVESTMENT AND MARKET DISCOUNT RISK. An investment in Credit Strategies Fund's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of Credit Strategies Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their NAV.

RISKS OF NON-DIVERSIFICATION AND OTHER FOCUSED STRATEGIES. While the Adviser will invest in a number of fixed-income and equity instruments issued by different issuers and plans to employ multiple investment strategies with respect to Credit Strategies Fund's portfolio, it is possible that a significant amount of Credit Strategies Fund's investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of Credit Strategies Fund's portfolio in any one issuer would subject Credit Strategies Fund to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries (but not to the extent of 25% of Credit Strategies Fund's total assets) would subject Credit Strategies Fund to a greater degree of risk with respect to economic downturns relating to such industry. The focus of Credit Strategies Fund's portfolio in any one investment strategy would subject Credit Strategies Fund to a greater degree of risk than if Credit Strategies Fund's portfolio were varied in its investments with respect to several investment strategies.

THE GENERAL RISKS OF NON-DIVERSIFICATION DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY ARE DIVERSIFIED, CLOSED-END MANAGEMENT INVESTMENT COMPANIES UNDER THE 1940 ACT.

ILLIQUIDITY OF INVESTMENTS. The investments made by Credit Strategies Fund may be illiquid, and consequently, Credit Strategies Fund may not be able to sell such investments at prices that reflect the Adviser's assessment of their fair value or the amount paid for such investments by Credit Strategies Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by Credit Strategies Fund and other factors. Furthermore, the nature of Credit Strategies Fund's investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not. There is no limit on the amount of Credit Strategies Fund's portfolio that can be invested in illiquid securities.

CREDIT STRATEGIES FUND HAS NO LIMIT ON THE AMOUNT OF ASSETS THAT CAN BE INVESTED IN ILLIQUID SECURITIES. AS SUCH, THE GENERAL RISKS OF INVESTING IN ILLIQUID SECURITIES ARE GREATER FOR CREDIT STRATEGIES FUND THAN EACH ACQUIRED FUND, WHICH HAVE LIMITS ON INVESTING IN ILLIQUID SECURITIES.

RISKS OF INVESTING IN SENIOR LOANS. Senior loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of Credit Strategies Fund's investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as "bank loans." Credit Strategies Fund's investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by Credit Strategies Fund are likely to be below investment grade.

Credit Strategies Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, Credit Strategies Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, Credit Strategies Fund generally will have no right to enforce compliance by the borrower with either the terms of the loan agreement or any rights of setoff against the borrower, and Credit Strategies Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, Credit Strategies Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Purchasers of bank loans are predominantly commercial banks, investment trusts and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading, which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

CREDIT STRATEGIES FUND CAN INVEST A GREATER PERCENTAGE OF ITS ASSETS IN SENIOR LOANS THAN EACH ACQUIRED FUND. AS SUCH, THE GENERAL RISKS OF INVESTING IN SENIOR LOANS ARE GREATER FOR CREDIT STRATEGIES FUND THAN EACH ACQUIRED FUND.

SECOND LIEN LOANS RISK. Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. See "Non-Investment Grade Securities Risk." However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

CREDIT STRATEGIES FUND CAN INVEST A GREATER PERCENTAGE OF ITS ASSETS IN SECOND LIENS THAN EACH ACQUIRED FUND. AS SUCH, THE GENERAL RISKS OF INVESTING IN SECOND LIENS ARE GREATER FOR CREDIT STRATEGIES FUND THAN EACH ACQUIRED FUND.

OTHER SECURED LOANS RISK. Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.

CREDIT STRATEGIES FUND CAN INVEST A GREATER PERCENTAGE OF ITS ASSETS IN OTHER SECURED LOANS THAN EACH ACQUIRED FUND. AS SUCH, THE GENERAL RISKS OF INVESTING IN OTHER SECURED LOANS ARE GREATER FOR CREDIT STRATEGIES FUND THAN EACH ACQUIRED FUND.

UNSECURED LOANS RISK. Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

CREDIT STRATEGIES FUND CAN INVEST A GREATER PERCENTAGE OF ITS ASSETS IN UNSECURED LOANS THAN EACH ACQUIRED FUND. AS SUCH, THE GENERAL RISKS OF INVESTING IN UNSECURED LOANS ARE GREATER FOR CREDIT STRATEGIES FUND THAN EACH ACQUIRED FUND.

RISKS OF INVESTING IN OBLIGATIONS OF STRESSED, DISTRESSED AND BANKRUPT ISSUERS. Credit Strategies Fund is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of Credit Strategies Fund's portfolio that can be invested in stressed, distressed or bankrupt issuers, and Credit Strategies Fund may invest for purposes of control. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of Credit Strategies Fund. Second, a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of "substantially similar" claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that Credit Strategies Fund's influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than Credit Strategies Fund's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, Credit Strategies Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which Credit Strategies Fund invests, there is a potential risk of loss by Credit Strategies Fund of its entire investment in any particular investment.

Investments in companies undergoing a workout or operating under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of Credit Strategies Fund's original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Adviser's active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to Credit Strategies Fund and distributions by Credit Strategies Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

The Adviser, on behalf of Credit Strategies Fund, may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If Credit Strategies Fund does choose to join a committee, Credit Strategies Fund would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that Credit Strategies Fund would be successful in obtaining results most favorable to it in such proceedings, although Credit Strategies Fund may incur significant legal and other expenses in attempting to do so. As a result of participation by Credit Strategies Fund on such committees, Credit Strategies Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose Credit Strategies Fund to liability to such other creditors who disagree with Credit Strategies Fund's actions. Participation by Credit Strategies Fund on such committees may cause Credit Strategies Fund to be subject to certain restrictions on its ability to trade in a particular investment and may also make Credit Strategies Fund an "insider" or an "underwriter" for purposes of the federal securities laws. Either circumstance will restrict Credit Strategies Fund's ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.

RISKS OF INVESTING IN HIGH-YIELD SECURITIES. A portion of Credit Strategies Fund's investments will consist of investments that may generally be characterized as "high-yield securities" or "junk securities." Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. Credit Strategies Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.

Credit Strategies Fund is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer's obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

High-yield securities purchased by Credit Strategies Fund will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by Credit Strategies Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.

CREDIT  STRATEGIES  FUND CAN  INVEST  A  GREATER  PERCENTAGE  OF ITS  ASSETS  IN
HIGH-YIELD SECURITIES THAN INCOME SHARES. AS SUCH, THE GENERAL RISKS OF INVESTING IN HIGH-YIELD SECURITIES ARE GREATER FOR CREDIT STRATEGIES FUND THAN INCOME SHARES.

INSOLVENCY CONSIDERATIONS WITH RESPECT TO ISSUERS OF DEBT OBLIGATIONS. Various laws enacted for the protection of creditors may apply to the debt obligations held by Credit Strategies Fund. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments (such as investors in the Fund). To the extent that any such payments are recaptured from Credit Strategies Fund the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its note, in good faith and without knowledge that the payments were avoidable. Although the Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and, in any event, there can be no assurance as to whether any lending institution or other investor from which Credit Strategies Fund acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against Credit Strategies Fund.

RISKS OF INVESTING IN STRESSED, DISTRESSED OR BANKRUPT COMPANIES. Credit Strategies Fund may invest in companies that are stressed, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Further, the Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for Credit Strategies Fund. There can be no assurance that any of these sources will prove credible, or that the Adviser's analysis will produce conclusions that lead to profitable investments.

LEVERAGE RISK. Credit Strategies Fund has the ability to use leverage through the issuance of preferred shares, borrowings from a credit facility or both. Credit Strategies Fund currently leverages through borrowings from a credit facility and has no present intention of issuing preferred shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by Credit Strategies Fund. Insofar as Credit Strategies Fund continues to employ leverage in its investment operations, Credit Strategies Fund will be subject to substantial risks of loss.

     o Credit Facility. Credit Strategies Fund currently leverages through borrowings from a credit facility. Credit Strategies Fund has entered into a revolving credit agreement with The Bank of Nova Scotia ("Scotia") to borrow up to $380,000,000 (the "Loan Agreement"). Such borrowings constitute financial leverage. The Loan Agreement contains covenants that limit Credit Strategies Fund's ability to, without the prior consent of Scotia: (i) pay dividends in certain circumstances,
          (ii) incur additional debt or (iii) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger or consolidation or sell, transfer or otherwise dispose of all or a substantial part of its assets. For instance, Credit Strategies Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Loan Agreement became effective. Furthermore, Credit Strategies Fund may not incur additional debt from any other party, except for in limited circumstances (E.G., in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the 1940 Act. Such restrictions shall apply only so long as the Loan Agreement remains in effect. Any senior security representing indebtedness, as defined in
          Section 18(g) of the 1940 Act, must have asset coverage of at least 300%. Debt incurred under the Loan Agreement will be considered a senior security for this purpose.

          The Loan Agreement has customary covenant, negative covenant and default provisions. This credit facility with Scotia is not convertible into any other securities of Credit Strategies Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Loan Agreement. Credit Strategies Fund may be required to prepay outstanding amounts under the credit facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. Credit Strategies Fund is expected to indemnify the lenders under the credit facility against certain liabilities they may incur in connection with the credit facility. Credit Strategies Fund is required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by Credit Strategies Fund on the amount it borrows will be higher than the return on Credit Strategies Fund's investments. The credit facility with Scotia may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

     o Preferred Share Risk. Preferred share risk is the risk associated with the issuance of the preferred shares to leverage the common shares. If preferred shares are issued, the NAV and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If the dividend rate on the preferred shares approaches the net rate of return on Credit Strategies Fund's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on Credit Strategies Fund's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if Credit Strategies Fund had not issued preferred shares.

          In addition, Credit Strategies Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, Credit Strategies Fund cannot assure you that the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.

          Similarly, any decline in the NAV of Credit Strategies Fund's investments will be borne entirely by the holders of common shares. Therefore, if the market value of Credit Strategies Fund's portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common shares than if Credit Strategies Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. Credit Strategies Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, Credit Strategies Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, Credit Strategies Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. Liquidation at times of low prices may result in capital loss and may reduce returns to the holders of common shares.

     o Preferred Shareholders may have disproportionate influence over Credit Strategies Fund. If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over Credit Strategies Fund's affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the board of trustees at all times. The remaining members of the board of trustees would be elected by holders of common shares and preferred shares, voting as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in Credit Strategies Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

     o Portfolio Guidelines of Rating Agencies for Preferred Share and/or Credit Facility. In order to obtain and maintain the required ratings of loans from a credit facility, Credit Strategies Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Services ("S&P") or the credit facility, respectively. Such guidelines will likely be more restrictive than the restrictions otherwise applicable to Credit Strategies Fund as described herein. Credit Strategies Fund does not anticipate that such guidelines would have a material adverse effect on Credit Strategies Fund's common shareholders or its ability to achieve its investment objectives. Credit Strategies Fund anticipates that any preferred shares that it issues would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by Credit Strategies Fund. Moody's and S&P receive fees in connection with their ratings issuances.

CREDIT STRATEGIES FUND CURRENTLY USES LEVERAGE THROUGH BORROWINGS FROM A CREDIT FACILITY AND EACH ACQUIRED FUND CURRENTLY USES LEVERAGE THROUGH THE ISSUANCE OF PREFERRED SHARES. AS DISCUSSED ABOVE, THE GENERAL RISKS OF LEVERAGE ARE SOMEWHAT DIFFERENT FOR A CREDIT FACILITY AS COMPARED TO PREFERRED SHARES.

COMMON STOCK RISK. Credit Strategies Fund will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns. Therefore, Credit Strategies Fund's exposure to common stocks could result in worse performance than would be the case had Credit Strategies Fund been invested solely in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by Credit Strategies Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which Credit Strategies Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

CREDIT STRATEGIES FUND CAN INVEST A GREATER PERCENTAGE OF ITS ASSETS IN COMMON STOCKS THAN EACH ACQUIRED FUND. AS SUCH, THE GENERAL RISKS OF INVESTING IN COMMON STOCKS ARE GREATER FOR CREDIT STRATEGIES FUND THAN EACH ACQUIRED FUND.

DIVIDEND RISK. Dividends on common stock are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which Credit Strategies Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

CREDIT STRATEGIES FUND CAN INVEST A GREATER PERCENTAGE OF ITS ASSETS IN COMMON STOCKS THAN EACH ACQUIRED FUND. AS SUCH, THE GENERAL RISKS RELATED TO DIVIDENDS IS GREATER FOR CREDIT STRATEGIES FUND THAN EACH ACQUIRED FUND.

SMALL AND MID-CAP SECURITIES RISK. Credit Strategies Fund may invest in companies with small or medium capitalizations. Securities issued by smaller and medium companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a smaller or medium company's securities, which means that buy and sell transactions in those securities could have a larger impact on the security's price than is the case with larger company securities. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium company's security price than is the case for a larger company. In addition, smaller or medium company securities may not be well known to the investing public.

CREDIT STRATEGIES FUND CAN INVEST A GREATER PERCENTAGE OF ITS ASSETS IN COMMON STOCKS THAN EACH ACQUIRED FUND. AS SUCH, THE GENERAL RISKS OF INVESTING IN SMALL AND MID-CAP SECURITIES ARE GREATER FOR CREDIT STRATEGIES FUND THAN EACH ACQUIRED FUND.

NON-U.S. SECURITIES RISK. Credit Strategies Fund may invest up to 20% of its total assets in non-U.S. securities, including emerging market securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices;
(viii) less governmental  supervision;  (ix) changes in currency exchange rates;
(x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which Credit Strategies Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

Because Credit Strategies Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in Credit Strategies Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that Credit Strategies Fund's NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.

As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. Credit Strategies Fund may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.

THE GENERAL RISKS OF INVESTING IN NON-U.S. SECURITIES ARE GREATER FOR CREDIT STRATEGIES FUND THAN HIGH INCOME PORTFOLIO SINCE HIGH INCOME PORTFOLIO CAN INVEST UP TO 10% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES. THE GENERAL RISKS OF INVESTING IN NON-U.S. SECURITIES DO NOT APPLY TO INCOME SHARES SINCE IT GENERALLY DOES NOT INVEST IN NON-U.S. SECURITIES.

EMERGING MARKETS RISK. Credit Strategies Fund may invest up to 20% of its total assets in securities of issuers based in emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict Credit Strategies Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

THE GENERAL RISKS OF INVESTING IN NON-U.S. SECURITIES ARE GREATER FOR CREDIT STRATEGIES FUND THAN HIGH INCOME PORTFOLIO SINCE HIGH INCOME PORTFOLIO CAN INVEST UP TO 10% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES. THE GENERAL RISKS OF INVESTING IN NON-U.S. SECURITIES DO NOT APPLY TO INCOME SHARES SINCE IT GENERALLY DOES NOT INVEST IN NON-U.S. SECURITIES.

THE GENERAL RISKS OF INVESTING IN EMERGING MARKETS DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT INVEST IN EMERGING MARKETS.

FOREIGN CURRENCY RISK. Because Credit Strategies Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by
Credit Strategies Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that Credit Strategies Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, Credit Strategies Fund may enter into foreign currency transactions in an attempt to enhance total return which may further expose Credit Strategies Fund to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in Credit Strategies Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of Credit Strategies Fund to deliver or receive a specified currency.

THE GENERAL RISKS RELATED TO FOREIGN CURRENCY IS GREATER FOR CREDIT STRATEGIES FUND THAN HIGH INCOME PORTFOLIO SINCE HIGH INCOME PORTFOLIO CAN INVEST UP TO 10% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES. THE GENERAL RISKS RELATED TO FOREIGN CURRENCY DO NOT APPLY TO INCOME SHARES SINCE IT GENERALLY DOES NOT INVEST IN NON-U.S. SECURITIES.

INVESTMENTS IN UNSEASONED COMPANIES. Credit Strategies Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which Credit Strategies Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which Credit Strategies Fund may invest.

INITIAL PUBLIC OFFERINGS (IPOS) RISK. Credit Strategies Fund may invest in shares of companies through IPOs. IPOs and companies that have recently gone public have the potential to produce substantial gains for Credit Strategies

Fund. However, there is no assurance that Credit Strategies Fund will have access to profitable IPOs. The investment performance of Credit Strategies Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when Credit Strategies Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

SECURITIES   LENDING  RISK.  Credit  Strategies  Fund  may  lend  its  portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which meet the creditworthiness standards established by the Board. Securities lending is subject to the risk that loaned securities may not be available to Credit Strategies Fund on a timely basis and Credit Strategies Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by Credit Strategies Fund that occurs during the term of the loan would be borne by Credit Strategies Fund and would adversely affect Credit Strategies Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although Credit Strategies Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, Credit Strategies Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As Credit Strategies Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When Credit Strategies Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, Credit Strategies Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium Credit Strategies Fund received when it wrote the option. While Credit Strategies Fund's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, Credit Strategies Fund risks a loss equal to the entire exercise price of the option minus the put premium.

THE GENERAL RISKS OF INVESTING IN OPTIONS ON SECURITIES DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT INVEST IN OPTIONS ON SECURITIES.

EXCHANGE-LISTED OPTION RISKS. There can be no assurance that a liquid market will exist when Credit Strategies Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If Credit Strategies Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce Credit Strategies Fund's capital appreciation potential on the underlying security.

THE GENERAL RISKS OF INVESTING IN EXCHANGE-LISTED OPTIONS DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT INVEST IN EXCHANGE-LISTED OPTIONS.

OVER-THE-COUNTER OPTION RISK. Credit Strategies Fund may write (sell) unlisted ("OTC" or "over-the-counter") options, and options written by Credit Strategies Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. Credit Strategies Fund may be required to treat as illiquid those securities being used to cover certain written OTC options. The OTC options written by Credit Strategies Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, Credit Strategies Fund's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, Credit Strategies Fund may be unable to liquidate an OTC option position.

THE GENERAL RISKS OF INVESTING IN OVER-THE-COUNTER OPTIONS DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT INVEST IN OVER-THE-COUNTER OPTIONS.

INDEX OPTION RISK. Credit Strategies Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as Credit Strategies Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. Credit Strategies Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by Credit Strategies Fund for writing the option. The value of index options written by Credit Strategies Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by Credit Strategies Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

THE GENERAL RISKS OF INVESTING IN INDEX OPTIONS DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT INVEST IN INDEX OPTIONS.

INTEREST RATE RISK. Interest rate risk is the risk that debt securities, and Credit Strategies Fund's net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the NAV of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of Credit Strategies Fund's debt security holdings.

PREPAYMENT RISK. If interest rates fall, the principal on bonds held by Credit Strategies Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by Credit Strategies Fund in securities bearing lower interest rates, resulting in a possible decline in Credit Strategies Fund's income and distributions to shareholders. Credit Strategies Fund may invest in pools of mortgages or other assets issued or guaranteed by private issuers or U.S. government agencies and instrumentalities. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

ASSET-BACKED SECURITIES RISK. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.

THE GENERAL RISKS OF INVESTING IN ASSET-BACKED SECURITIES DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT INVEST IN ASSET-BACKED SECURITIES.

MORTGAGE-BACKED SECURITIES RISK. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on Credit Strategies Fund's mortgage-backed securities will result in an unforeseen loss of interest income to Credit Strategies Fund as Credit Strategies Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

Timely payment of interest and principal of mortgage backed securities may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to Credit Strategies Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

THE GENERAL RISKS OF INVESTING IN MORTGAGE-BACKED SECURITIES DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT INVEST IN MORTGAGE-BACKED SECURITIES.

NON-INVESTMENT GRADE SECURITIES RISK. There is no limit on the amount of Credit Strategies Fund's portfolio that may be invested in below investment grade securities. Non-investment grade securities are commonly referred to as "junk securities." Investments in lower grade securities will expose Credit Strategies Fund to greater risks than if Credit Strategies Fund owned only higher grade debt securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of Credit Strategies Fund, both in the short-term and the long-term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade debt securities may be less liquid than that of higher rated debt securities. Adverse conditions could make it difficult at times for Credit Strategies Fund to sell certain securities or could result in lower prices than those used in calculating Credit Strategies Fund's NAV.

CREDIT STRATEGIES FUND CAN INVEST A GREATER PERCENTAGE OF ITS ASSETS IN NON-INVESTMENT GRADE SECURITIES THAN INCOME SHARES. AS SUCH, THE GENERAL RISKS OF INVESTING IN NON-INVESTMENT GRADE SECURITIES ARE GREATER FOR CREDIT STRATEGIES FUND THAN INCOME SHARES.

DERIVATIVES RISK. Derivative transactions in which Credit Strategies Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions ("Derivative Transactions"), also involve certain risks and special considerations. Derivatives allow an investor to hedge or speculate upon the price movements of a particular security, financial benchmark currency or index at a fraction of the cost of investing in the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset. However, there are a number of other risks associated with derivatives trading, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Because many derivatives are "leveraged," and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement can not only result in the loss of the entire investment, but may also expose the Credit Strategies Fund to the possibility of a loss exceeding the original amount invested. The use of Derivative Transactions may result in losses greater than if they had not been used, may require Credit Strategies Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation Credit Strategies Fund can realize on an investment or may cause Credit Strategies Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in Credit Strategies Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of Credit Strategies Fund to deliver or receive a specified currency. Additionally, amounts paid by Credit Strategies Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to Credit Strategies Fund for investment purposes.

To the extent that Credit Strategies Fund purchases options pursuant to a hedging strategy, Credit Strategies Fund will be subject to the following additional risks. If a put or call option purchased by Credit Strategies Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), Credit Strategies Fund will lose its entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, Credit Strategies Fund might be unable to exercise an option it had purchased. If Credit Strategies Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

THE GENERAL RISKS OF INVESTING IN DERIVATIVES DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT INVEST IN DERIVATIVES.

MARKET RISK GENERALLY. The profitability of a significant portion of Credit Strategies Fund's investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the Adviser will be able to predict accurately these price and interest rate movements. With respect to certain investment strategies Credit Strategies Fund utilizes, there is a high degree of market risk.

REINVESTMENT RISK. Credit Strategies Fund reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is dependent on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds Credit Strategies Fund receives upon the maturity or sale of a portfolio security.

TIMING RISK. Many agency, corporate and municipal bonds, and most mortgage-backed securities, contain a provision that allows the issuer to "call" all or part of the issue before the bond's maturity date, often after 5 or 10 years. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because an issuer is more likely to call the bonds when interest rates have dropped, Credit Strategies Fund is exposed to reinvestment risk, i.e., Credit Strategies Fund may have to reinvest at lower interest rates the proceeds received when the bond is called. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

INFLATION RISK. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if Credit Strategies Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, Credit Strategies Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

ARBITRAGE RISKS. Credit Strategies Fund may engage in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Adviser will be able to hedge Credit Strategies Fund's portfolio in the manner necessary to employ successfully Credit Strategies Fund's strategy.

THE GENERAL RISKS OF USING ARBITRAGE STRATEGIES DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT USE ARBITRAGE STRATEGIES.

SHORT SALES RISK. Short sales by Credit Strategies Fund that are not made "against the box" theoretically involve unlimited loss potential since the market price of securities sold short may increase without limit. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows Credit Strategies Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Credit Strategies Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, Credit Strategies Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

THE GENERAL RISKS OF USING SHORT SALES DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT USE SHORT SALES.

RISKS OF INVESTING IN STRUCTURED FINANCE SECURITIES. A portion of Credit Strategies Fund's investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which Credit Strategies Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may not be fully understood at the time of investment and may produce unexpected investment results. Investments in structured finance securities may also be subject to illiquidity risk. Collateralized mortgage obligations may have risks similar to those of mortgage-backed securities. See "Mortgage-Backed Securities Risk" for more information.

RISKS OF INVESTING IN PREFERRED SECURITIES. There are special risks associated with investing in preferred securities, including:

    o Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If Credit Strategies Fund owns a preferred security that is deferring its distributions, Credit Strategies Fund may be required to report income for tax purposes although it has not yet received such income.

    o Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

    o Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

    o Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

THE GENERAL RISKS OF INVESTING IN PREFERRED SECURITIES DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT INVEST IN PREFERRED SECURITIES.

RISKS OF INVESTING IN SYNTHETIC SECURITIES. In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities Credit Strategies Fund will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). Credit Strategies Fund generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation or any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. Credit Strategies Fund will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, Credit Strategies Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, a large amount of synthetic securities with any one counterparty subjects the holders of such synthetic securities to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Adviser may not perform independent credit analyses of the counterparties, any such counterparty, or an entity guaranteeing such counterparty, individually or in the aggregate. A "Reference Obligation" is the debt security or other obligation upon which the synthetic security is based. A "Reference Obligor" is the obligor on a Reference Obligation. There is no maximum amount of Credit Strategies Fund's assets that may be invested in these securities.

THE GENERAL RISKS OF INVESTING IN SYNTHETIC SECURITIES DO NOT APPLY TO EACH ACQUIRED FUND SINCE THEY GENERALLY DO NOT INVEST IN SYNTHETIC SECURITIES.

VALUATION RISK. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

MARKET DISRUPTION AND GEOPOLITICAL RISK. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares of Credit Strategies Fund may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in Credit Strategies Fund.

RISKS OF INVESTING IN A FUND WITH ANTI-TAKEOVER PROVISIONS. Credit Strategies Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of Credit Strategies Fund or convert Credit Strategies Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

KEY ADVISER PERSONNEL RISK. Credit Strategies Fund's ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leave Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent Credit Strategies Fund from achieving its investment objectives.

          PROPOSAL 1(A) AND 1(B): REORGANIZATIONS OF THE ACQUIRED FUNDS
          -------------------------------------------------------------

The Reorganizations seek to combine two smaller funds (High Income Portfolio and Income Shares) into one larger fund (Credit Strategies Fund) to achieve certain economies of scale and other operational efficiencies. Each Acquired Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The Acquiring Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. Highland is the investment adviser to each Fund.

The investment objective of each Acquired Fund is similar to that of Credit Strategies Fund, although each Fund seeks to achieve its objective in different ways. High Income Portfolio seeks to provide high current income, while seeking to preserve shareholders' capital. Income Shares seeks to provide a high level of current income, with capital appreciation as a secondary objective. Credit Strategies Fund seeks to provide both current income and capital appreciation and therefore has a greater focus on capital appreciation.

High Income Portfolio invests at least 65% of its total assets in high-yield, fixed-income securities rated in the lower categories (Ba/BB or lower) by a rating agency or nonrated fixed-income securities deemed by the Adviser to be of comparable quality. High Income Portfolio typically invests a substantially higher percentage of its assets in such securities.

Income Shares invests at least 50% of its total assets in debt securities rated in the four highest categories (Baa/BBB or higher) by a rating agency or nonrated debt securities deemed by the Adviser to be of comparable quality.

Credit Strategies Fund invests at least 80% of its assets in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. A significant portion of Credit Strategies Fund's assets may be invested in securities rated below investment grade (Ba/BB or lower), which are commonly referred to as "junk securities" or "high-yield securities."

The investment policies of each Fund are different, particularly with respect to investments in senior loans. Credit Strategies Fund invests more heavily in senior loans than either Acquired Fund. Income Shares invests a greater proportion of its assets in investment grade securities than Credit Strategies Fund. Credit Strategies Fund also has the ability to invest in certain types of securities in which the Acquired Funds may not invest. Please see the charts below comparing each Acquired Fund's investment objectives and policies to that of Credit Strategies Fund for more information.

                       DESCRIPTION OF THE REORGANIZATIONS

You are being asked to approve an Agreement and Plan of Reorganization to which your Fund is a party, a form of which is attached to this Proxy Statement/Prospectus as Appendix A (each, an "Agreement"). Additional information about each Reorganization and Agreement is set forth below under "Further Information on the Reorganizations." The Agreements provide for Reorganizations on the following terms:

     o Pursuant to each Reorganization, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the participating Acquired Fund. This will result in the addition of each Acquired Fund's assets to the Acquiring Fund's portfolio. The NAV of each Fund will be the most recently calculated NAV prior to the closing of its Reorganization.

     o The Acquiring Fund will issue and cause to be listed on the NYSE newly issued Acquiring Fund Common Shares (and cash in lieu of certain fractional shares) in an amount equal to the value of each Acquired Fund's net assets attributable to its common shares (taking into account the Acquired Fund's proportionate share of the costs of the Reorganizations). Those shares will be distributed to common shareholders of record of each Acquired Fund in proportion to their holdings of that Acquired Fund's shares immediately prior to the Reorganization. Acquired Fund common shareholders will receive cash for any Acquiring Fund fractional shares they otherwise would be entitled to receive other than with respect to shares held in a Dividend Reinvestment Plan account. As a result, common shareholders of each Acquired Fund will end up as common shareholders of the Acquiring Fund.

     o    After the  Reorganization,  the participating  Acquired Fund will then
          (1) de-register with the SEC, (2) de-list from the NYSE, and (3) dissolve under Maryland corporate law.

In addition, prior to a Reorganization, preferred shareholders of an Acquired Fund will receive the liquidation preference associated with their preferred shares plus any accumulated and unpaid dividends. A Reorganization will not be completed unless, before the final shareholder vote thereon, the participating Acquired Fund commences, and irrevocably commits to complete as expeditiously as possible, the process for redeeming its preferred shares.

The distribution of Acquiring Fund Common Shares pursuant to the Reorganization of an Acquired Fund will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of that Acquired Fund's common shareholders of record as of the closing date of the Reorganization and transferring the Acquiring Fund Common Shares to those accounts. Each such account for a former common shareholder of an Acquired Fund will be credited with the PRO RATA number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. If fractional Acquiring Fund Common Shares otherwise would have been credited to an account, the Acquiring Fund will issue cash for such fractional shares (except for shares held in a Dividend Reinvestment Plan account). See "Further Information on the Reorganizations -- Additional Terms of the Agreement and Plan of Reorganization" below for a description of the procedures to be followed by the Acquired Funds' shareholders to obtain Acquiring Fund Common Shares (and cash in lieu of fractional shares, if any).

                    REASONS FOR THE PROPOSED REORGANIZATIONS

The Boards of the Funds considered the Reorganizations over several meetings held on September 7, 2007, November 6, 2007, December 14, 2007 and February 20, 2008. At the meeting held on February 20, 2008, the Board of each Fund, including the Trustees/Directors who are not "interested persons" (as defined in the 1940 Act) of each Fund, unanimously approved the Agreement(s) to which its Fund is a participant.

The Board of each Acquired Fund has determined that participation in the applicable Reorganization is in the best interests of the Fund and that the interests of its shareholders will not be diluted as a result of that Reorganization. Similarly, the Acquiring Fund's Board has determined that participation in each Reorganization is in the best interests of its common shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization. Preferred shareholders of the Acquired Funds will not participate in the Reorganizations. As noted above, the preferred shares will be redeemed prior to each Reorganization. In addition, as a result of the Reorganizations, shareholders of each Fund, particularly the shareholders of the Acquired Funds, will have a smaller percentage of ownership in the larger combined Fund than they did in any of the separate Funds.

The Board of each Fund believes that reorganizing each Acquired Fund into the Acquiring Fund, a fund with a similar investment objective, and having a combined portfolio with greater assets, offers you potential benefits. The Board considered the following matters, among others, in approving the proposals:

     o EXCHANGE OF COMMON SHARES AT NAV. On its closing date, a Reorganization will result in the Acquired Fund shareholders receiving shares of the Acquiring Fund and cash (in lieu of certain fractional shares) based on the Acquired Fund's NAV (I.E., the Acquired Fund will get its NAV's worth of common shares of the Acquiring Fund and cash (in lieu of certain fractional shares)). It should be noted, however, that shares of the Acquiring Fund received in a Reorganization will likely trade at a market discount from NAV following the Reorganization, so that an Acquired Fund common shareholder may not be able to sell these shares for their NAV. It should also be noted that since inception shares of the Acquiring Fund generally have traded at a smaller discount or wider premium from NAV than shares of either Acquired Fund. However, since late December until the Board approved the Reorganization in February 2008, Acquiring Fund shares have frequently traded at a larger discount from NAV than shares of either Acquired Fund. The Acquiring Fund commenced a rights offering in late December and completed the rights offering on January 28, 2008. Historically, rights offerings have increased the discount from NAV for a fund.

     o INCREASED USE OF CAPITAL LOSSES. Each Acquired Fund has sustained substantial capital losses in recent years, which are available as CLCs in the current and future taxable years (through their respective taxable years ending in 2013), but is not expected to be able to generate enough capital gains to be offset by those CLCs before they expire. SEE "Further Information on the Reorganizations - Federal Income Tax Consequences of the Reorganizations." Because of its larger size and investment policies and strategies, the Acquiring Fund is expected to be better able to use those CLCs to offset post-Reorganization gains of the combined Fund, although there can be no assurance that this will be the case. The Acquiring Fund's use of such CLCs, however, will be significantly limited due to the application of loss limitation rules under the federal tax law.

     o ENHANCED COMMON SHARE LIQUIDITY. Following the Reorganizations, the substantially larger trading market in the common shares of the Acquiring Fund, as compared to that of each Acquired Fund prior to the Reorganizations, may provide Acquired Fund shareholders with enhanced market liquidity. Trading discounts can result from many different factors, however, and there is no assurance that a larger trading market for Acquiring Fund's common shares will have the effect of reducing or maintaining trading discounts.

     o INCREASED ASSET SIZE. The Acquiring Fund will obtain additional assets without incurring the commission expenses and generally greater other expenses associated with offering new shares. In addition, the Acquiring Fund is obtaining the additional portfolio securities of the Acquired Funds without the commensurate brokerage costs, dealer spreads or other trading expenses. It is also obtaining these securities in a manner that is likely to minimize the market impact of such acquisition on the short-term prices of these securities. However, the increase in Acquiring Fund shares as a result of the Reorganization(s) may also cause Acquiring Fund shares to trade at a larger discount from NAV.

     o ECONOMIES OF SCALE IN CERTAIN EXPENSES. A combined Fund offers economies of scale that may lead to a reduction in certain expenses. With these reduced expenses and the contractual fee waivers offered by Highland, which is described below, the annual operating expenses of the combined Fund may be lower than the current annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio's current annual operating expenses. In addition, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund's current annual operating expenses. Each Fund incurs NYSE listing fees, costs for legal, auditing, and custodial services, and miscellaneous fees. Many of these expenses overlap and there may be an opportunity to reduce them over time if the Funds are combined. However, it is not expected that these economies of scale will be substantial.

     o PORTFOLIO MANAGEMENT EFFICIENCIES. Each Reorganization would permit Acquired Fund shareholders to pursue similar investment goals in a larger Fund. The greater asset size of the combined Fund may allow it, relative to each Acquired Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

     o SHAREHOLDERS' ABILITY TO MARGIN. Currently, stocks that trade below $5.00 are not marginable. The Reorganization would permit shareholders of High Income Portfolio and Income Shares (if their shares continue to trade below $5.00) to receive shares that they could margin. Additionally, marginable securities may be more liquid that those that are not marginable as many institutional/large investors are believed to avoid stocks that are not marginable.

Each Board also considered that if shareholders approve a Reorganization, Highland would contractually agree to waive a portion of Credit Strategies Fund's advisory fee and administration fee for two years so that Highland would receive no additional benefit from the Reorganization for two years. The waivers are intended to offset the additional revenue Highland would receive on each Acquired Fund's assets (calculated as of the date of its Reorganization and including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of each Acquired Fund and Credit Strategies Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. However, even with the contractual fee waivers, the annual operating expenses of the combined Fund are expected to be higher than High Income Portfolio's current annual operating expenses and, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund's current annual operating expenses. As of each Fund's last fiscal year, the total annual operating expenses, as a percentage of average net assets, of High Income Portfolio,
Income Shares and Credit Strategies Fund were 3.34%, 3.99% and 4.06%, respectively. Assuming each Reorganization is approved, the estimated total annual operating expenses of the combined Fund would be 4.03% of average net assets and, with the contractual fee waivers described above, the estimated net annual operating expenses of the combined Fund would be 3.88% of average net assets.

The Boards of each Fund also considered that the Adviser would benefit from the Reorganizations. For example, the Adviser may achieve cost savings due to the Acquiring Fund's lower fixed costs, which may result in reduced costs resulting from a consolidated portfolio management effort. The Boards believe, however, that these savings will not amount to a significant economic benefit to the Adviser.

                       COMPARATIVE FEES AND EXPENSE RATIOS

The Acquiring Fund's PRO FORMA annual operating expenses, which reflect the contractual fee waivers offered by Highland and the proceeds of a rights offering completed by the Acquiring Fund on January 28, 2008, may be lower than the current annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio's annual operating expenses. In addition, a combined Fund offers economies of scale that may lead to a reduction in certain expenses. The Acquiring Fund's higher expenses are due, in part, to its leveraging by borrowing pursuant to a credit facility rather than by issuing preferred shares. While the use of a credit facility has been more expensive, it provides the Acquiring Fund greater flexibility to change the amount of its leverage depending on market conditions. Over time, this flexibility may enable the Acquiring Fund to achieve greater performance, although there is no guarantee or assurance as to the future performance of Credit Strategies Fund.

Credit Strategies Fund's 1-year performance as of December 31, 2007 on a net asset value basis is better than Income Shares and its overall historical premium/discount profile is better than that of each Acquired Fund. However, more recently, Acquiring Fund Common Shares have traded at a larger discount from NAV than shares of either Acquired Fund. The Acquiring Fund also completed a rights offering on January 28, 2008. There is no guarantee or assurance as to the future performance, liquidity or premium/discount profile of Credit Strategies Fund.

A full comparison of advisory fee rates and expense ratios is included below.

                             COMPARATIVE PERFORMANCE

The Boards also considered details of the relative performance of each Acquired Fund and the Acquiring Fund.

                      BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described herein, the Board of each Acquired Fund, including the Directors who are not "interested persons" (as defined in the 1940 Act) of that Fund, the Acquiring Fund or the Adviser, approved the Reorganization in which that Acquired Fund would participate. In particular, the Directors determined that participation in the Reorganization involving that Fund is in its best interests and that the interests of its shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of the Acquiring Fund, including the Trustees who are not "interested persons" (as defined in the 1940
Act) of any Fund or the Adviser, approved each Reorganization. They also determined that participation in each Reorganization is in the Acquiring Fund's best interests and that the interests of its shareholders would not be diluted as a result of each Reorganization.

                                  REQUIRED VOTE

With respect to the applicable Acquired Fund, approval of the proposal requires the vote of: (1) the holders of at least a majority of the common and preferred shares entitled to vote, voting as a single class; and (2) the holders of at least a majority of the preferred shares entitled to vote, voting as a separate class.

--------------------------------------------------------------------------------
            THE DIRECTORS OF EACH ACQUIRED FUND UNANIMOUSLY RECOMMEND
          THAT SHAREHOLDERS VOTE FOR THE RESPECTIVE PROPOSAL TO APPROVE
                    THE AGREEMENT AND PLAN OF REORGANIZATION.
--------------------------------------------------------------------------------

       PROPOSAL 2(A) AND 2(B): ELECTION OF DIRECTORS OF EACH ACQUIRED FUND

Shareholders of each Acquired Fund are also being asked to vote on the election of directors as discussed below. Electing directors at this Meeting would avoid the expense of holding two shareholder meetings within a short period of time.

PROPOSAL 2(A) - ELECTION OF DIRECTORS:  HIGH INCOME PORTFOLIO ONLY

At the Meeting, High Income Portfolio's common shareholders are being asked to elect Scott F. Kavanaugh as a Class II Director of High Income Portfolio, and High Income Portfolio's preferred shareholders are being asked to elect Timothy
K. Hui as a Class II Director of High Income Portfolio, each to serve for a three-year term until the 2011 annual meeting of shareholders and until his successor is duly elected and qualified. Messrs. Kavanaugh and Hui are currently serving as Class II Directors of High Income Portfolio, and each has agreed to continue to serve as a Class II Director, if elected. If either Mr. Kavanaugh or Mr. Hui is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee as the Nominating Committee may select.

High Income Portfolio's Board is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. R. Joseph Dougherty is currently the Class I Director and was elected to serve a three-year term at High Income Portfolio's annual meeting of shareholders held on May 25, 2007. Messrs. Hui and Kavanaugh are Class II Directors and will continue to serve as Class II Directors if elected at the Meeting. James F. Leary and Bryan A. Ward are currently Class III Directors and were each elected to serve a three-year term at High Income Portfolio's annual meeting of shareholders held on May 19, 2006.

PROPOSAL 2(B) - ELECTION OF DIRECTORS:  INCOME SHARES ONLY

At the Meeting, Income Shares' common shareholders and preferred shareholders are being asked to elect R. Joseph Dougherty as a Class I Director of Income Shares, to serve for a three-year term until the 2011 annual meeting of shareholders and until his successor is duly elected and qualified. Mr. Dougherty is currently serving as a Class I Director of Income Shares and has agreed to continue to serve as a Class I Director, if elected. If Mr. Dougherty is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee as the Board may select.

Income Shares' Board is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. Mr. Dougherty is currently the Class I Director and will continue to serve as the Class I Director if elected at the Meeting. Messrs. Hui and Kavanaugh are currently serving as Class II Directors and were elected to serve a three-year term at Income Shares' annual meeting of shareholders held on May 19, 2006. Messrs. Leary and Ward are currently serving as Class III Directors and were elected to serve a three-year term at Income Shares' annual meeting of shareholders held on May 25, 2007.

VOTING FOR DIRECTORS

HIGH INCOME PORTFOLIO AND INCOME SHARES

The shareholders of any outstanding preferred shares, as a separate class, have the right to elect two Directors; the shareholders of the common shares, as a separate class, have the right to elect two Directors; and the holders of the preferred shares and the common shares, voting together as a single class, have the right to elect the remaining Director of each of High Income Portfolio or Income Shares. High Income Portfolio's Nominating Committee has designated Scott
F. Kavanaugh as the Class II Director to be elected by the common shareholders and Timothy K. Hui as the Class II Director to be elected by the preferred shareholders. Income Shares' Board has designated R. Joseph Dougherty as the Class II Director to be elected by the common shareholders and preferred shareholders.

In addition, during any period in which High Income Portfolio or Income Shares has not paid dividends on the preferred shares in an amount equal to two full years of dividends ("Voting Period"), the preferred shareholders, voting as a separate class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the preferred shareholders. If High Income Portfolio or Income Shares has not so paid dividends, the terms of office of all persons who are Directors of High Income Portfolio or Income Shares at the time of the commencement of a Voting Period will continue, notwithstanding the election by the preferred shareholders of the number of Directors that such shareholders are entitled to elect. The additional Directors elected by the preferred shareholders, together with the incumbent Directors, will constitute the duly elected Directors of High Income Portfolio or Income Shares. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the preferred shareholders will terminate.

                                      * * *

        INFORMATION ABOUT NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

Set forth below is the name and certain biographical and other information for each nominee for each Director, as reported to each of High Income Portfolio and Income Shares by each such person:


------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
                                                                        PORTFOLIOS IN
                    POSITION(S) HELD WITH                               THE HIGHLAND
                    THE FUNDS, LENGTH OF                                FUND COMPLEX(2)
NAME (AGE)          TIME SERVED AND TERM    PRINCIPAL OCCUPATION(S)     OVERSEEN BY     OTHER
ADDRESS(1)          OF OFFICE               DURING THE PAST FIVE YEARS  DIRECTOR        DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
                                      CLASS I - CONTINUING DIRECTOR FOR HIGH INCOME PORTFOLIO
                                                   AND NOMINEE FOR INCOME SHARES
                                                     (INTERESTED DIRECTOR(4))
------------------------------------------------------------------------------------------------------------------------------------
R. JOSEPH           Director and Chairman   Senior Portfolio Manager          12               None
DOUGHERTY           of the Board of High    of the Adviser since 2000;
(37)                Income Portfolio since  Director/Trustee, Chairman
(High Income        May 2004 (with a term   of the Board and Senior
Portfolio and       expiring at the 2010    Vice President of the
Income Shares       annual meeting) and     funds in the Highland Fund
preferred shares    Senior Vice President   Complex.
and common shares   of High Income
designee)           Portfolio since
                    January 2000; Director
                    and Chairman of the
                    Board of Income Shares
                    since May 2004 and
                    Senior Vice President
                    of Income Shares since
                    July 2001, current
                    Income Shares Nominee
                    for a term to expire
                    at the 2011 annual
                    meeting.
------------------------------------------------------------------------------------------------------------------------------------



                                           CLASS II -NOMINEES FOR HIGH INCOME PORTFOLIO,
                                              CONTINUING DIRECTORS FOR INCOME SHARES
                                                   (NON-INTERESTED DIRECTORS(3))
------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY K. HUI (59) Director of High        Vice President since              12              None
(High Income        Income Portfolio since  February 2008, Dean of
Portfolio and       January 2000, current   Educational Resources from
Income Shares       High Income Portfolio   July 2006 to January 2008;
preferred shares    Nominee for a term to   Assistant Provost for
designee)           expire at the 2011      Graduate Education, July
                    annual meeting;         2004 to June 2006; and
                    Director of Income      Assistant Provost for
                    Shares since July 2001  Educational Resources,
                    (with a term expiring   July 2001 to June 2004,
                    at the 2009 annual      Philadelphia Biblical
                    meeting).               University.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SCOTT F. KAVANAUGH  Director of High        Vice-Chairman, President          12              None
(47)                Income Portfolio since  and Chief Operating
(High Income        January 2000, current   Officer, Keller Financial
Portfolio and       High Income Portfolio   Group since September
Income Shares       Nominee for a term to   2007; Chairman and Chief
common shares       expire at the 2011      Executive Officer, First
designee)           annual meeting;         Foundation Bank since
                    Director of Income      September 2007; Private
                    Shares since July 2001  Investor since February
                    (with a term expiring   2004; Sales Representative
                    at the 2009 annual      at Round Hill Securities,
                    meeting).               March 2003 to January
                                            2004; Executive at
                                            Provident Funding Mortgage
                                            Corporation, February 2003
                                            to July 2003; Executive
                                            Vice President, Director
                                            and CAO, Commercial
                                            Capital Bank, January 2000
                                            to February 2003; Managing
                                            Principal and Chief
                                            Operating Officer,
                                            Financial Institutional
                                            Partners Mortgage Company
                                            and the Managing Principal
                                            and President of Financial
                                            Institutional Partners,
                                            LLC (an investment banking
                                            firm), April 1998 to
                                            February 2003.




                           CLASS III - CONTINUING DIRECTORS FOR HIGH INCOME PORTFOLIO AND INCOME SHARES
                                                   (NON-INTERESTED DIRECTORS(3))
------------------------------------------------------------------------------------------------------------------------------------
JAMES F. LEARY (78) Director of High        Managing Director, Benefit        12        Board Member of
(High Income        Income Portfolio since  Capital Southwest, Inc. (a                  Capstone Group of
Portfolio and       January 2000 (with a    financial consulting firm)                  Funds
Income Shares       term expiring at the    since January 1999.                         (7 portfolios)
common shares       2009 annual meeting);
designee)           Director of Income
                    Shares since July 2001
                    (with a term expiring
                    at the 2010 annual
                    meeting).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BRYAN A. WARD (53)  Director of High        Senior Manager, Accenture,        12        None
(High Income        Income Portfolio since  LLP (a consulting firm)
Portfolio and       November 2001 (with a   since January 2002.
Income Shares       term expiring at the
preferred shares    2009 annual meeting);
designee)           Director of Income
                    Shares since November
                    2001 (with a term
                    expiring at the 2010
                    annual meeting).
------------------------------------------------------------------------------------------------------------------------------------



(1) The address of each Director is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

(2) The "Highland Fund Complex" consists of all of the registered investment companies and the one business development company that are advised by the Adviser as of the date of this combined proxy statement.

(3) "Non-Interested" Directors are those who are not "interested persons" of High Income Portfolio or Income Shares as described under Section 2(a)(19) of the 1940 Act.

(4) Mr. Dougherty is deemed to be an "interested person" of High Income Portfolio and Income Shares under the 1940 Act because of his position with the Adviser. Each Director other than Mr. Dougherty is a "Non-Interested" Director.

In addition to Mr. Dougherty, the other executive officers of High Income Portfolio and Income Shares are James D. Dondero, Mark K. Okada, M. Jason
Blackburn and Michael Colvin. Set forth below are the names and certain biographical and other information for Messrs. Dondero, Okada, Blackburn and Colvin as reported by them to High Income Portfolio and Income Shares. Such officers serve at the pleasure of the Directors or until their successors have been duly elected and qualified. The Directors may fill any vacancy in office or add any additional officers at any time.


------------------------------------------------------------------------------------------------------------------------------------
                                  POSITION(S), LENGTH OF TIME         PRINCIPAL OCCUPATION(S)
NAME (AGE)                        SERVED AND TERM OF OFFICE           DURING THE PAST FIVE YEARS
ADDRESS*
------------------------------------------------------------------------------------------------------------------------------------
JAMES D. DONDERO (45)             President of High Income            President and Director of
                                  Portfolio since January 2000        Strand Advisors, Inc.
                                  and Income Shares since July        ("Strand"), the General
                                  2001.                               Partner of the Adviser;
                                                                      Chairman of the Board of
                                                                      Directors of Highland
                                                                      Financial Partners, L.P.; and
                                                                      President of the funds in the
                                                                      Highland Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
MARK K. OKADA (46)                Executive Vice President of         Executive Vice President of
                                  High Income Portfolio since         Strand; Chief Investment
                                  January 2000 and Income             Officer of the Adviser; and
                                  Shares since July 2001.             Executive Vice President of
                                                                      the funds in the Highland
                                                                      Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------
R. JOSEPH DOUGHERTY (37)          Senior Vice President of High       Executive Vice President of
                                  Income Portfolio since              Strand; Chief Investment
                                  January 2000 and Income             Officer of the Adviser; and
                                  Shares since July 2001.             Executive Vice President of
                                                                      the funds in the Highland
                                                                      Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------
M. JASON BLACKBURN  (32)          Secretary and Treasurer of          Assistant Controller of the
                                  High Income Portfolio and           Adviser since November 2001;
                                  Income Shares since March           and Secretary and Treasurer
                                  2003.                               of the funds in the Highland
                                                                      Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL COLVIN (38)               Chief Compliance Officer of         General Counsel and Chief
                                  High Income Portfolio and           Compliance Officer of the
                                  Income Shares since July            Adviser since June 2007 and
                                  2007.                               Chief Compliance Officer of
                                                                      the funds in the Highland
                                                                      Fund Complex since July
                                                                      2007; Shareholder in the
                                                                      Corporate and Securities
                                                                      Group at Greenberg Traurig,
                                                                      LLP, January 2007 to June
                                                                      2007; and Partner (from
                                                                      January 2003 to January
                                                                      2007) and Associate (from
                                                                      1995 to 2002) in the Private
                                                                      Equity Practice Group at
                                                                      Weil, Gotshal & Manges, LLP.
------------------------------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SHARES

Please see Appendix C to the Proxy Statement/Prospectus for information regarding the holdings of each Director in High Income Portfolio and Income Shares and for information regarding the persons who owned of record or beneficially 5% or more of the outstanding common shares or preferred shares of High Income Portfolio and Income Shares.

BOARD MEETINGS AND COMMITTEE MEETINGS

During the fiscal year ended October 31, 2007 for High Income Portfolio and December 31, 2007 for Income Shares, the Directors of High Income Portfolio and Income Shares, identified in the table set forth in "Remuneration of Directors and Executive Officers" below, convened 10 and 12 times, respectively. During those specified fiscal years for High Income Portfolio and Income Shares, each Director attended at least 75% of the aggregate of all meetings of the Board and Committees on which he serves. Although High Income Portfolio and Income Shares do not have a formal policy regarding Directors' attendance at annual meetings of shareholders, one of the five Directors attended last year's annual meetings of shareholders.

The Board of High Income Portfolio and Income Shares each has four committees; the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, each of which is currently comprised of all of the Board members who are not "interested persons" of High Income Portfolio and Income Shares, as defined in the 1940 Act (the "Non-Interested Directors"), who are also "independent" as defined by the NYSE.

THE AUDIT COMMITTEE. Pursuant to each Audit Committee Charter adopted by High Income Portfolio's and Income Shares' Board, the function of the Audit Committee of each of High Income Portfolio and Income Shares is to (1) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) assist in Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditors' qualifications, independence and performance. In addition, each Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund's portfolio. The Audit Committees of High Income Portfolio and Income Shares each met three times in fiscal year 2007. The report of the Audit Committee of each of High Income Portfolio and Income Shares is included in Appendix D. A copy of the Audit Committee Charter of each of High Income Portfolio and Income Shares is available at www.highlandfunds.com. The members of each Audit Committee are Messrs. Hui, Kavanaugh, Leary, and Ward, and the Board of High Income Portfolio and Income Shares each has determined that Mr. Leary is an "audit committee financial expert," for purposes of the federal securities laws.

THE NOMINATING COMMITTEE. Each Nominating Committee of High Income Portfolio and Income Shares is responsible for selecting the Non-Interested Director nominees and recommending to the Board candidates for all other Director nominees for election by shareholders or appointment by the Board. A copy of the Nominating Committee Charter of each of High Income Portfolio and Income Shares is available at www.highlandfunds.com. Each Nominating Committee Charter describes the factors considered by the Nominating Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by shareholders, each Nominating Committee takes into consideration factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, whether the Nominating Committee believes the person has time availability in light of other commitments and the existence of any other relationships that might give rise to a conflict of interest.

Each Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of High Income Portfolio and Income Shares, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240. Such shareholder recommendations must include information regarding the recommended nominee as specified in each Nominating Committee Charter. The Nominating Committees of High Income Portfolio and Income Shares each met once during fiscal year 2007. The members of each Nominating Committee are Messrs. Hui, Kavanaugh, Leary, and Ward.

High Income Portfolio and Income Shares have not received any recommendation from shareholders requesting consideration of a candidate for inclusion among the Directors' slate of nominees in this Proxy Statement/Prospectus.

THE LITIGATION COMMITTEE. High Income Portfolio and Income Shares each have established a Litigation Committee to seek to address any potential conflicts of interest between it and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both it and the Adviser or another client of the Adviser. The Litigation Committee met four times in fiscal year 2007 for High Income Portfolio and did not meet in fiscal year 2007 for Income Shares. The members of the Litigation Committees are Messrs. Hui, Kavanaugh, Leary and Ward.

THE QUALIFIED LEGAL COMPLIANCE COMMITTEE. The members of each Audit Committee of High Income Portfolio and Income Shares shall serve as the respective Qualified Legal Compliance Committee (the "QLCC") for High Income Portfolio and Income Shares for the purpose of establishing alternative reporting procedures for Fund counsel and Non-Interested Director Counsel to report evidence of material violations of the federal or state securities laws by High Income Portfolio and Income Shares or their officers, and to address the confidential receipt, retention and consideration of any reported evidence. The QLCC of each of High Income Portfolio and Income Shares each did not meet in fiscal year 2007.

High Income Portfolio and Income Shares do not have Compensation Committees.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

The executive officers of High Income Portfolio and Income Shares and the Interested Directors receive no direct remuneration from High Income Portfolio and Income Shares. Currently, Non-Interested Directors of High Income Portfolio and Income Shares receive an annual fee of $150,000 payable in quarterly installments in arrears and allocated among each portfolio in the Highland Fund Complex based on relative net assets. Prior to January 1, 2008, the Non-Interested Directors of High Income Portfolio and Income Shares were compensated at the rate of $15,000 annually and $5,000 annually, respectively, for serving as a Director, and also received compensation from the other portfolios in the Highland Fund Complex. Non-Interested Directors are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Directors do not have any pension or retirement plan.

The following tables summarize the compensation paid by High Income Portfolio and Income Shares to its Directors and the aggregate compensation paid by the Highland Fund Complex to the Directors.


                                                        AGGREGATE              AGGREGATE
                                 AGGREGATE          COMPENSATION FROM      COMPENSATION FROM
                             COMPENSATION FROM      INCOME SHARES FOR    HIGHLAND FUND COMPLEX
                           HIGH INCOME PORTFOLIO     THE FISCAL YEAR     FOR THE CALENDAR YEAR
                            FOR THE FISCAL YEAR    ENDED DECEMBER 31,     ENDED DECEMBER 31,
  NAME OF BOARD MEMBER     ENDED OCTOBER 31, 2007          2007                   2007
  --------------------     ----------------------          ----                   ----
INTERESTED DIRECTOR
R. Joseph Dougherty.....             $0                     $0                    $0
NON-INTERESTED DIRECTORS
Timothy K. Hui..........          $15,000                 $5,000                $122,722
Scott F. Kavanaugh......          $15,000                 $5,000                $122,722
James F. Leary..........          $15,000                 $5,000                $122,722
Bryan A. Ward...........          $15,000                 $5,000                $122,722



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that each Fund's Directors and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of each Fund's common shares, file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC") and the NYSE. Directors, officers, the Adviser, certain affiliates of the Adviser and greater than 10% beneficial owners are required by SEC regulations to furnish to the applicable Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. Based solely upon High Income Portfolio's and Income Shares' reviews of the copies of such forms they receive and written representations from such persons, High Income Portfolio and Income Shares believe that during the fiscal years ended October 31, 2007 for High Income Portfolio and December 31, 2007 for Income Shares, these persons complied with all such applicable filing requirements.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Information regarding the selection of Deloitte & Touche LLP ("D&T") as High Income Portfolio's and Income Shares' independent registered public accounting firm for the fiscal year ending October 31, 2008 for High Income Portfolio and December 31, 2008 for Income Shares as well as the fees paid to D&T are found in Appendix D.

                                  REQUIRED VOTE

APPROVAL OF PROPOSAL 2(A) (HIGH INCOME PORTFOLIO). The election of Mr. Kavanaugh (Class II Director of High Income Portfolio) requires the affirmative vote of a majority of the common shares of High Income Portfolio, represented in person or by proxy at the Meeting and entitled to vote. The election of Mr. Hui (Class II Director of High Income Portfolio) requires the affirmative vote of a majority of the preferred shares of High Income Portfolio, represented in person or by proxy at the Meeting and entitled to vote.

APPROVAL OF PROPOSAL 2(B) (INCOME SHARES). The election of Mr. Dougherty (Class I Director of Income Shares) requires the affirmative vote of a majority of the outstanding common shares and preferred shares of Income Shares, voting together as a single class.

--------------------------------------------------------------------------------
            THE DIRECTORS OF EACH ACQUIRED FUND, INCLUDING ALL OF THE
              NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT
            SHAREHOLDERS VOTE FOR THE PROPOSED NOMINEES FOR DIRECTOR.
--------------------------------------------------------------------------------

   ADDITIONAL INFORMATION RELATED TO THE REORGANIZATIONS OF THE ACQUIRED FUNDS
           COMPARISON OF THE FUNDS: INVESTMENT OBJECTIVES AND POLICIES

The following tables compare the investment objectives and policies of High Income Portfolio and Income Shares to Credit Strategies Fund and summarize the types of investments that each may engage in. For a more complete description of the types of investments, please refer to Appendix B.

COMPARISON OF HIGH INCOME PORTFOLIO TO CREDIT STRATEGIES FUND

------------------------------------------------------------------------------------------------------------------------------------
                         HIGH INCOME PORTFOLIO                            CREDIT STRATEGIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Business                 The Fund is a diversified, closed-end            The Fund is a non-diversified, closed-end
                         management investment company organized          management investment company organized
                         as a Maryland corporation.                       as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net Assets (January      $89.6 million                                    $721.3 million (this includes the proceeds of a
31, 2008)                                                                 rights offering completed by Credit Strategies
                                                                          Fund on January 28, 2008)
------------------------------------------------------------------------------------------------------------------------------------
Listing (Common          NYSE under the ticker symbol "PHY"               NYSE under the ticker symbol "HCF"
Shares)
------------------------------------------------------------------------------------------------------------------------------------
Rating of Preferred      Aaa/AAA                                          Not applicable
Shares
------------------------------------------------------------------------------------------------------------------------------------
Fiscal Year End          10/31                                            12/31
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser       Highland Capital Management, L.P.                Highland Capital Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Managers       Brad Borud                                       Mark Okada
                         R. Joseph Dougherty                              Kurtis Plumer
                                                                          Brad Borud
------------------------------------------------------------------------------------------------------------------------------------
Investment               The Fund's investment objective is to            The Fund's investment objectives are to provide
Objective(s)             provide high current income, while               both current income and capital appreciation.
                         seeking to preserve shareholders'
                         capital, through investment in a
                         professionally managed, diversified
                         portfolio of high-yield, high risk
                         securities (commonly referred to as
                         "junk" bonds or securities).
------------------------------------------------------------------------------------------------------------------------------------
Primary Investment       Under normal market conditions, the Fund         The Fund pursues its objectives by
Strategies               invests at least 65% of its total assets         investing primarily in the following
                         in high-yield, fixed-income securities           categories of securities and instruments
                         rated in the lower categories ("Ba"/"BB"         of corporations and other business
                         or lower) by a nationally recognized             entities: (i) secured and unsecured
                         rating agency or nonrated fixed-income           floating and fixed rate loans; (ii) bonds
                         securities deemed by the Adviser to be of        and other debt obligations; (iii) debt
                         comparable quality to the rated debt             obligations of stressed, distressed and
                         securities in which the Fund may invest.         bankrupt issuers; (iv) structured
                         The Fund typically invests and currently         products, including but not limited to,
                         intends to continue to invest a                  mortgage-backed and other asset-backed
                         substantially higher percentage of its           securities and collateralized debt
                         assets in such securities to the extent          obligations; and (v) equities.
                         the Adviser believes market conditions
                         favor such investments.                          Additionally, within the categories of obligations
                                                                          and securities in which the Fund may invest,
                         The Fund reserves the right, under normal        Highland may employ various trading strategies,
                         market conditions, to invest up to 35% of        including but not limited to, capital structure
                         its total assets in money market                 arbitrage, pair trades, and shorting. The Fund may
                         instruments and fixed income securities          also invest in these categories of obligations and
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         HIGH INCOME PORTFOLIO                            CREDIT STRATEGIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                         rated higher than "Ba"/"BB" or the               securities through the use of derivatives.
                         unrated equivalent as determined by the
                         Adviser, although the percentage invested        Highland will seek to achieve its capital
                         in such securities may increase under            appreciation objective by investing in category
                         other than normal market conditions.             (iii) and (v) obligations and securities, and to a
                                                                          lesser extent, in category (i), (ii), and (iv)
                         Under current Moody's and S&P guidelines         obligations.
                         relating to the receipt of ratings on the
                         preferred shares, the Fund is limited in         Under normal market conditions, at least 80% of
                         its use of certain types of securities in        the Fund's assets will be invested in one or more
                         which it may otherwise invest, and               of these principal investment categories. Subject
                         certain strategies in which the Fund may         only to this general guideline, the Adviser has
                         otherwise engage, pursuant to the                broad discretion to allocate the Fund's assets
                         investment policies and strategies stated        among these investment categories and to change
                         below. Such instruments consist of, among        allocations as conditions warrant. The Adviser
                         others: securities that are not readily          has full discretion regarding the capital markets
                         marketable; private placements (other            from which it can access investment opportunities
                         than Rule 144A securities); and                  in accordance with the investment limitations set
                         securities not within the diversification        forth in this prospectus. A significant portion of
                         guidelines of Moody's or S&P. Accordingly,       the Fund's assets may be invested in securities
                         although the Fund reserves the right             rated below investment grade, which are
                         to invest in such securities and to              commonly referred to as "junk securities."
                         engage in such strategies to the extent
                         described in the Prospectus and this SAI,
                         it is anticipated that they will not
                         ordinarily constitute in total more than
                         20% of the Fund's total assets.

                         The Fund seeks to achieve its objective
                         of preserving shareholders' capital
                         through careful selection of the Fund's
                         high-yield, high risk investments,
                         portfolio diversification, and portfolio
                         monitoring and repositioning.
------------------------------------------------------------------------------------------------------------------------------------
Leverage and             The Fund employs leverage through the            The Fund employs leverage through borrowings
Borrowing                issuance of preferred shares and, as of          through a credit facility and, as of January 31,
                         January 31, 2008, the Fund had 1,600             2008, the Fund had borrowings of approximately
                         preferred shares outstanding with a              $100 million.
                         liquidation preference of $40 million.
------------------------------------------------------------------------------------------------------------------------------------
Diversification          The Fund is a diversified investment             The Fund is a non-diversified investment
                         company.                                         company.
------------------------------------------------------------------------------------------------------------------------------------
Concentration            The Fund may not invest 25% or more of           The Fund may not invest 25% or more of its
                         its assets in the securities of issuers          assets in the securities of issuers in one industry.
                         in one industry.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities      The Fund may invest up to 30% of its             There is no limit on the amount of the Fund's
                         total assets in securities that are not          portfolio that can be invested in illiquid securities.
                         readily marketable.
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover       The Fund's portfolio turnover rate may           The Adviser anticipates that the Fund will
                         exceed 100% per year.                            experience high portfolio turnover.
------------------------------------------------------------------------------------------------------------------------------------
Senior Loans,            The Fund may invest up to 10% of its             There is no limit on the amount of the Fund's
Unsecured Loans,         total assets in senior loans, unsecured          portfolio that can be invested in senior loans,
Second Lien Loans        loans, second lien loans and other               including bank loans, unsecured loans, second
and Other Secured        secured loans.                                   lien loans and other secured loans.
Loans
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade         The Fund may invest up to 35% of its             There is no limit on the amount of the Fund's
Securities               total assets in investment grade                 portfolio that can be invested in investment grade
                         securities, however, the Fund generally          securities, however, a significant portion of the
                         does not invest in investment grade              Fund's assets may be invested in securities rated
                         securities.                                      below investment grade, which are commonly
                                                                          referred to as "junk securities."
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         HIGH INCOME PORTFOLIO                            CREDIT STRATEGIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Non-Investment           The Fund invests at least 65% of its             There is no limit on the amount of the Fund's
Grade Securities         total assets in high-yield, fixed-income         portfolio that can be invested in non-investment
                         securities rated in the lower categories         grade securities and a significant portion of the
                         ("Ba"/"BB" or lower) by a nationally             Fund's assets may be invested in securities rated
                         recognized rating agency or nonrated             below investment grade, which are commonly
                         fixed-income securities deemed by the            referred to as "junk securities."
                         Adviser to be of comparable quality to
                         the rated debt securities in which the
                         Fund may invest.
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed             The Fund generally does not invest in            The Fund may invest in asset-backed securities
Securities and           asset-backed securities and                      and mortgage-backed securities.
Mortgaged-Backed         mortgage-backed securities.
Securities
------------------------------------------------------------------------------------------------------------------------------------
Collateralized Loan      The Fund may invest in collateralized            The Fund may invest in collateralized loan
Obligations and          loan obligations and bond obligations.           obligations and bond obligations. The Fund
Bond Obligations                                                          invests in the lower tranches of collateralized
                                                                          bond obligations.
------------------------------------------------------------------------------------------------------------------------------------
Distressed Debt and      The Fund may invest in the securities and        The Fund may invest in the securities and other
Stressed Debt            other obligations of stressed, distressed        obligations of stressed, distressed and bankrupt
                         and bankrupt issuers.                            issuers, including debt obligations that are in
                                                                          covenant or payment default.
------------------------------------------------------------------------------------------------------------------------------------
Equity Securities        The Fund may invest up to 20% of its             There is no limit on the amount of the Fund's
                         total assets in equity securities,               portfolio that can be invested in equity securities
                         including common stocks, certain                 including common stock, preferred stocks,
                         preferred stocks and depositary receipts,        convertible securities, warrants and depository
                         as well as warrants to purchase equity or        receipts.
                         other securities.
------------------------------------------------------------------------------------------------------------------------------------
Money Market             The Fund may invest in money market              The Fund may invest in money market
Instruments and          instruments and U.S. government                  instruments and U.S. government securities.
U.S. Government          securities.
Securities
------------------------------------------------------------------------------------------------------------------------------------
Other Investment         The Fund generally does not invest in the        The Fund may invest in the securities of other
Companies                securities of other investment companies.        investment companies (including exchange traded
                                                                          funds ("ETFs")) to the extent that such
                                                                          investments are consistent with the Fund's
                                                                          investment objectives and principal investment
                                                                          strategies and permissible under the 1940
                                                                          Act.
------------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon              The Fund may invest up to 20% of its             The Fund may invest in zero-coupon bonds and
Securities and           total assets in zero coupon securities,          deferred payment obligations and there is no limit
Deferred Payment         including step-up bonds.                         on the amount of the Fund's portfolio that can be
Obligations                                                               invested in these securities.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives              The Fund may use derivatives and other           The Fund may purchase and sell derivative
                         transactions and generally only uses             instruments such as exchange-listed and over-the-
                         options, financial futures and options on        counter put and call options on securities,
                         financial futures.  The Fund has a policy        financial futures, equity, fixed-income and
                         to limit to 20% of the Fund's total              interest rate indices, and other financial
                         assets the portion of the Fund's assets          instruments, purchase and sell financial futures
                         that may be subject to such transactions         contracts and options thereon, enter into various
                         or invested in such instruments.                 interest rate transactions such as swaps, caps, floors
                                                                          or collars and enter into various currency
                                                                          transactions such as currency forward contracts,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         HIGH INCOME PORTFOLIO                            CREDIT STRATEGIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                          currency futures contracts, currency swaps or options
                                                                          on currency or currency futures or credit transactions
                                                                          and credit default swaps. The Fund also may purchase
                                                                          derivative instruments that combine features of these
                                                                          instruments. Apart from senior loan based derivatives,
                                                                          derivatives are not a significant part of the Fund's
                                                                          investments. However, the Fund has no limit on the
                                                                          amount of its total assets that may be invested in
                                                                          derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
Senior Loan Based        The Fund generally does not invest in            The Fund may obtain exposure to senior
Derivatives              senior loan based derivatives.                   loans and baskets of senior loans through
                                                                          the use of derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
Swaps                    The Fund generally does not invest in            The Fund may invest in swaps including
                         swaps.                                           credit default swaps, interest rate
                                                                          swaps, total return swaps and currency
                                                                          swaps.  The Fund may use swaps for risk
                                                                          management purposes and as a speculative
                                                                          investment.
------------------------------------------------------------------------------------------------------------------------------------
Credit Linked Notes      The Fund generally does not invest in            The Fund may invest in CLNs for risk
                         credit linked notes ("CLNs").                    management purposes and to vary its
                                                                          portfolio. A CLN is a derivative
                                                                          instrument.
------------------------------------------------------------------------------------------------------------------------------------
Options                  The Fund may write (sell) call options           The Fund may purchase and sell put and call
                         which are traded on national securities          options on securities and indices.
                         exchanges with respect to securities in
                         its portfolio. The Fund may only write
                         "covered" call options.  However, the
                         Fund generally does not use options.
------------------------------------------------------------------------------------------------------------------------------------
Futures Contracts        The Fund does not trade in futures               The Fund may enter into contracts for the
and Options on           contracts or related options on futures          purchase or sale for future delivery ("futures
Futures Contracts        contracts. However, the Fund may do so,          contracts") of securities, aggregates of securities
                         subject to the approval of the Board of          or indices or prices thereof, other financial indices
                         Directors, for hedging purposes.                 and U.S. government debt securities or options on
                                                                          the  above. The Fund will engage in such
                                                                          transactions only for bona fide risk management
                                                                          and other portfolio management purposes.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency         The Fund may buy or sell foreign                 The Fund may enter into foreign currency
and Forward Foreign      currencies or deal in forward foreign            transactions in an attempt to enhance total return.
Currency Contracts       currency contracts for hedging purposes.         The Fund may enter into forward currency
                                                                          contracts to purchase or sell foreign currencies for
                                                                          a fixed amount of U.S. dollars or another foreign
                                                                          currency.
------------------------------------------------------------------------------------------------------------------------------------
Short Sales              The Fund may only sell a security short          The Fund may engage in short sales against the
                         if it owns at least an equal amount of           box and not against the box. Subject to the
                         the security sold short or another               requirements of the 1940 Act and the Code, the
                         security convertible or exchangeable for         Fund will not make a short sale if, after giving
                         an equal amount of the security sold             effect to such sale, the market value of all
                         short without payment of further                 securities sold short by the Fund exceeds 25% of
                         compensation (a short sale                       the value of its total assets. The Fund may make
                         against-the-box).                                short sales against the box without respect to such
                                                                          limitations.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         HIGH INCOME PORTFOLIO                            CREDIT STRATEGIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Repurchase               The Fund may enter into repurchase               The Fund may invest up to 33 1/3% of its
Agreements               agreements with respect to up to 25% of          assets in repurchase agreements.
                         the value of its total assets.  However,
                         the Fund generally does not enter into
                         repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase       The Fund may enter into reverse                  The Fund may enter into reverse repurchase
Agreements               repurchase agreements up to 5% of the            agreements. Reverse repurchase agreements will
                         value of its total assets.  However, the         be considered borrowings by the Fund and would
                         Fund generally does not enter into               be subject to any restrictions on borrowing.
                         reverse repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
Inverse Floaters         The Fund generally does not invest in            The Fund may invest in inverse floaters.
                         inverse floaters.
------------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind Bonds        The Fund may invest in pay-in-kind               The Fund may invest in PIK bonds.
                         ("PIK") bonds.
------------------------------------------------------------------------------------------------------------------------------------
When-Issued,             The Fund may purchase securities on a            The Fund may purchase securities on a when-
Delayed-Delivery         when-issued or delayed-delivery basis.           issued basis and may purchase or sell securities
and Forward              The Fund does not purchase or sell               on a "forward commitment" basis.
Commitment               securities on a "forward commitment"
Purchases                basis.
------------------------------------------------------------------------------------------------------------------------------------
Securities Loans         The Fund may lend up to 33 1/3% of its assets.   The Fund may lend up to 33 1/3% of its assets.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Securities       The Fund may invest up to 10% of the             The Fund may invest up to 20% of its assets in
                         value of its total assets in securities          non-U.S. credit or securities market investments.
                         principally traded in foreign markets and
                         Eurodollar certificates of deposit issued
                         by branches of U.S. and foreign banks.
                         The Fund will use currency transactions
                         only for hedging and not speculation.
------------------------------------------------------------------------------------------------------------------------------------
Temporary Defensive      Under certain market conditions, the Fund        Under certain market conditions, the Fund may
Position                 may adopt a temporary defensive position         adopt a temporary defensive position to invest its
                         to invest its assets in cash or cash             assets in cash or cash equivalents.
                         equivalents.
------------------------------------------------------------------------------------------------------------------------------------


COMPARISON OF INCOME SHARES TO CREDIT STRATEGIES FUND

------------------------------------------------------------------------------------------------------------------------------------
                         INCOME SHARES                                    CREDIT STRATEGIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Business                 The Fund is a diversified, closed-end            The Fund is a non-diversified, closed-end
                         management investment company organized          management investment company organized
                         as a Maryland corporation.                       as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net Assets (January      $57.4 million                                    $721.3 million (this includes the proceeds of a
31, 2008)                                                                 rights offering completed by Credit Strategies
                                                                          Fund on January 28, 2008)
------------------------------------------------------------------------------------------------------------------------------------
Listing (Common          NYSE under the ticker symbol "CNN"               NYSE under the ticker symbol "HCF"
Shares)
------------------------------------------------------------------------------------------------------------------------------------
Rating of Preferred      Aaa/AAA                                          Not applicable
Shares
------------------------------------------------------------------------------------------------------------------------------------
Fiscal Year End          12/31                                            12/31
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser       Highland Capital Management, L.P.                Highland Capital Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Managers       Brad Borud                                       Mark Okada
                         R. Joseph Dougherty                              Kurtis Plumer
                                                                          Brad Borud
------------------------------------------------------------------------------------------------------------------------------------
Investment               The Fund's primary investment objective          The Fund's investment objectives are to provide
Objective(s)             is to provide a high level of current            both current income and capital appreciation.
                         income, with capital appreciation as a
                         secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Primary Investment       The Fund's policy is to invest at least          The Fund pursues its objectives by investing
Strategies               50% of its total assets in debt                  primarily in the following categories of securities
                         securities rated in the four highest             and instruments of corporations and other
                         categories ("Baa"/"BBB" or higher)               business entities: (i) secured and unsecured
                         assigned by a nationally recognized              floating and fixed rate loans; (ii) bonds and other
                         rating agency, or other securities such          debt obligations; (iii) debt obligations of stressed,
                         as United States and Canadian government         distressed and bankrupt issuers; (iv) structured
                         securities, obligations of or guaranteed         products, including but not limited to, mortgage-
                         by banks, commercial paper and cash              backed and other asset-backed securities and
                         equivalents, or nonrated debt securities         collateralized debt obligations; and (v) equities.
                         deemed by the Adviser to be of comparable
                         quality to the rated debt securities in          Additionally, within the categories of obligations
                         which the Fund may invest. Securities            and securities in which the Fund may invest,
                         rated "Baa" or "BBB" possess speculative         Highland may employ various trading strategies,
                         characteristics. The Fund also may invest        including but not limited to, capital structure
                         in other securities, including debt              arbitrage, pair trades, and shorting. The Fund may
                         securities rated below the four highest          also invest in these categories of obligations and
                         rating categories, including the lowest          securities through the use of derivatives.
                         rating category, which is reserved for
                         securities in default and are commonly           Highland will seek to achieve its capital
                         referred to as "junk bonds."                     appreciation objective by investing in category
                                                                          (iii) and (v) obligations and securities, and to a
                         The Fund may invest up to 25% of the             lesser extent, in category (i), (ii), and (iv)
                         value of its total assets in other debt          obligations.
                         securities and securities which may be
                         convertible into or exchangeable for, or         Under normal market conditions, at least 80% of
                         carry warrants to purchase, common stock         the Fund's assets will be invested in one or more
                         or other interests not included in the           of these principal investment categories. Subject
                         description above and preferred stock and        only to this general guideline, the Adviser has
                         common stock.                                    broad discretion to allocate the Fund's assets
                                                                          among these investment categories and to change
                         The Fund will invest at least 80% of the         allocations as conditions warrant. The Adviser
                         value of its total assets in income              has full discretion regarding the capital markets from
                         producing securities. The Fund will not          which it can access investment opportunities in
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         INCOME SHARES                                    CREDIT STRATEGIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                         invest more than 25% of the value of its         accordance with the investment limitations set forth
                         total assets in restricted securities,           in this prospectus. A significant portion of the
                         which are securities acquired in private         Fund's assets may be invested in securities rated
                         placement transactions.                          below investment grade, which are commonly referred to
                                                                          as "junk securities."
------------------------------------------------------------------------------------------------------------------------------------
Leverage and             The Fund employs leverage through the            The Fund employs leverage through borrowings
Borrowing                issuance of preferred shares and, as of          through a credit facility and, as of January 31,
                         January 31, 2008, the Fund had 1,200             2008, the Fund had borrowings of approximately
                         preferred shares outstanding with a              $100 million.
                         liquidation preference of $30 million.
------------------------------------------------------------------------------------------------------------------------------------
Diversification          The Fund is a diversified investment             The Fund is a non-diversified investment
                         company.                                         company.
------------------------------------------------------------------------------------------------------------------------------------
Concentration            The Fund may not invest 25% or more of           The Fund may not invest 25% or more of its
                         its assets in the securities of issuers          assets in the securities of issuers in one industry.
                         in one industry except that at times when
                         a significant portion of the market for
                         corporate debt securities is composed of
                         issues in the electric utility industry
                         or the telephone utility industry, as the
                         case may be, the Fund may invest up to
                         35% of its assets in the issues of such
                         industry subject to certain conditions.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities      The Fund will not invest more than 25% of        There is no limit on the amount of the Fund's
                         the value of its total assets in                 portfolio that can be invested in illiquid securities.
                         restricted securities, which are
                         securities acquired in private placement
                         transactions.
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover       The Fund's portfolio turnover rate may           The Adviser anticipates that the Fund will
                         exceed 100% per year.                            experience high portfolio turnover.
------------------------------------------------------------------------------------------------------------------------------------
Senior Loans,            The Fund may invest up to 10% of its             There is no limit on the amount of the Fund's
Unsecured Loans,         total assets in senior loans, unsecured          portfolio that can be invested in senior loans,
Second Lien Loans        loans, second lien loans and other               including bank loans, unsecured loans, second
and Other Secured        secured loans.                                   lien loans and other secured loans.
Loans
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade         The Fund invests at least 50% of its             There is no limit on the amount of the Fund's
Securities               total assets in debt securities rated in         portfolio that can be invested in investment grade
                         the four highest categories ("Baa"/"BBB"         securities, however, a significant portion of the
                         or higher) assigned by a nationally              Fund's assets may be invested in securities rated
                         recognized rating agency, or other               below investment grade, which are commonly
                         securities such as United States and             referred to as "junk securities."
                         Canadian government securities,
                         obligations of or guaranteed by banks,
                         commercial paper and cash equivalents, or
                         nonrated debt securities deemed by the
                         Adviser to be of comparable quality to
                         the rated debt securities in which the
                         Fund may invest.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         INCOME SHARES                                    CREDIT STRATEGIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Non-Investment           The Fund may invest up to 50% of its             There is no limit on the amount of the Fund's
Grade Securities         total assets in high-yield, fixed-income         portfolio that can be invested in non-investment
                         securities rated in the lower categories         grade securities and a significant portion of the
                         ("Ba"/"BB" or lower) by a nationally             Fund's assets may be invested in securities rated
                         recognized rating agency or nonrated             below investment grade, which are commonly
                         fixed-income securities deemed by the            referred to as "junk securities."
                         Adviser to be of comparable quality to
                         the rated debt securities in which the
                         Fund may invest.
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed             The Fund generally does not invest in            The Fund may invest in asset-backed
Securities and           asset-backed securities and                      securities and mortgage-backed securities.
Mortgaged-Backed         mortgage-backed securities.
Securities
------------------------------------------------------------------------------------------------------------------------------------
Collateralized Loan      The Fund generally does not invest in            The Fund may invest in collateralized loan
Obligations and          collateralized loan obligations and bond         obligations and bond obligations. The Fund
Bond Obligations         obligations.                                     invests in the lower tranches of collateralized
                                                                          bond obligations.
------------------------------------------------------------------------------------------------------------------------------------
Distressed Debt and      The Fund may invest in the securities and        The Fund may invest in the securities and other
Stressed Debt            other obligations of stressed, distressed        obligations of stressed, distressed and bankrupt
                         and bankrupt issuers, however, the Fund          issuers, including debt obligations that are in
                         generally does not invest in securities          covenant or payment default.
                         that are in payment default.
------------------------------------------------------------------------------------------------------------------------------------
Equity Securities        The Fund may invest up to 25% of its             There is no limit on the amount of the Fund's
                         total assets in equity securities,               portfolio that can be invested in equity securities
                         including securities which may be                including common stock, preferred stocks,
                         convertible into or exchangeable for, or         convertible securities, warrants and depository
                         carry warrants to purchase, common stock,        receipts.
                         preferred stock and common stock.
------------------------------------------------------------------------------------------------------------------------------------
Money Market             The Fund may invest in money market              The Fund may invest in money market
Instruments and          instruments and U.S. government                  instruments and U.S. government securities.
U.S. Government          securities.
Securities
------------------------------------------------------------------------------------------------------------------------------------
Other Investment         The Fund generally does not invest in the        The Fund may invest in the securities of other
Companies                securities of other investment companies.        investment companies (including ETFs) to the
                                                                          extent that such investments are consistent with
                                                                          the Fund's investment objectives and principal
                                                                          investment strategies and permissible under the
                                                                          1940 Act.
------------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon              The Fund generally does not invest in            The Fund may invest in zero-coupon bonds and
Securities and           zero-coupon securities or deferred               deferred payment obligations and there is no limit
Deferred Payment         payment obligations.                             on the amount of the Fund's portfolio that can be
Obligations                                                               invested in these securities.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives              The Fund may use interest rate futures           The Fund may purchase and sell derivative
                         contracts or fixed income options,               instruments such as exchange-listed and over-the-
                         subject to certain restrictions.                 counter put and call options on securities,
                          However, the Fund generally does not            financial futures, equity, fixed-income and
                         enter into these transactions.                   interest rate indices, and other financial
                                                                          instruments, purchase and sell financial futures
                                                                          contracts and options thereon, enter into various
                                                                          interest rate transactions such as swaps, caps, floors
                                                                          or collars and enter into various currency
                                                                          transactions such as currency forward contracts,
                                                                          currency futures contracts, currency swaps or options
                                                                          on currency or currency futures or credit transactions
                                                                          and credit default swaps. The Fund also may purchase
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         INCOME SHARES                                    CREDIT STRATEGIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                          derivative instruments that combine features of these
                                                                          instruments. Apart from senior loan based derivatives,
                                                                          derivatives are not a significant part of the Fund's
                                                                          investments. However, the Fund has no limit on the
                                                                          amount of its total assets that may be invested in
                                                                          derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
Senior Loan Based        The Fund generally does not invest in            The Fund may obtain exposure to senior loans
Derivatives              senior loan based derivatives.                   and baskets of senior loans through the use of
                                                                          derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
Swaps                    The Fund generally does not invest in            The Fund may invest in swaps including credit
                         swaps.                                           default swaps, interest rate swaps, total return
                                                                          swaps and currency swaps.  The Fund may use
                                                                          swaps for risk management purposes and as a
                                                                          speculative investment.
------------------------------------------------------------------------------------------------------------------------------------
Credit Linked Notes      The Fund generally does not invest in            The Fund may invest in CLNs for risk
                         CLNs.                                            management purposes and to vary its portfolio. A
                                                                          CLN is a derivative instrument.
------------------------------------------------------------------------------------------------------------------------------------
Options                  The Fund may write fixed income options,         The Fund may purchase and sell put and call
                         subject to certain conditions.  The Fund         options on securities and indices.
                         does not generally enter into these
                         transactions.
------------------------------------------------------------------------------------------------------------------------------------
Futures Contracts        The Fund may use interest rate futures           The Fund may enter into contracts for the
and Options on           contracts, subject to certain conditions.        purchase or sale for future delivery ("futures
Futures Contracts        The Fund does not generally enter into           contracts") of securities, aggregates of securities
                         these transactions.                              or indices or prices thereof, other financial indices
                                                                          and U.S. government debt securities or options on the
                                                                          above. The Fund will engage in such transactions only
                                                                          for bona fide risk management and other portfolio
                                                                          management purposes.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency         The Fund generally does not purchase             The Fund may enter into foreign currency
and Forward Foreign      foreign currency or enter into forward           transactions in an attempt to enhance total return.
Currency Contracts       foreign currency contracts.                      The Fund may enter into forward currency
                                                                          contracts to purchase or sell foreign currencies for
                                                                          a fixed amount of U.S. dollars or another foreign
                                                                          currency.
------------------------------------------------------------------------------------------------------------------------------------
Short Sales              The Fund may only sell a security short          The Fund may engage in short sales against the
                         if it owns at least an equal amount of           box and not against the box. Subject to the
                         the security sold short or another               requirements of the 1940 Act and the Code, the
                         security convertible or exchangeable for         Fund will not make a short sale if, after giving
                         an equal amount of the security sold             effect to such sale, the market value of all
                         short without payment of further                 securities sold short by the Fund exceeds 25% of
                         compensation (a short sale                       the value of its total assets. The Fund may make
                         against-the-box).  However, the Fund             short sales against the box without respect to such
                         generally does not engage in short sales.        limitations.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase               The Fund generally does not enter into           The Fund may invest up to 33 1/3% of its assets
Agreements               repurchase agreements.                           in repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase       The Fund may enter into reverse                  The Fund may enter into reverse repurchase
Agreements               repurchase agreements up to 5% of the            agreements.  Reverse repurchase agreements will
                         value of its total assets.  However, the         be considered borrowings by the Fund and would
                         Fund generally does not enter into               be subject to any restrictions on borrowing.
                         reverse repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         INCOME SHARES                                    CREDIT STRATEGIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Inverse Floaters         The Fund may invest in inverse floaters.         The Fund may invest in inverse floaters.
                         However, the Fund generally does not
                         invest in inverse floaters.
------------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind Bonds        The Fund may invest in PIK bonds.                The Fund may invest in PIK bonds.
------------------------------------------------------------------------------------------------------------------------------------
When-Issued,             The Fund generally does not purchase             The Fund may purchase securities on a when-
Delayed-Delivery         securities on a when-issued or                   issued basis and may purchase or sell securities
and Forward              delayed-delivery basis and does not              on a "forward commitment" basis.
Commitment Purchases     purchase or sell securities on a "forward
                         commitment" basis.
------------------------------------------------------------------------------------------------------------------------------------
Securities Loans         The Fund may lend up to 25% of its net assets.   The Fund may lend up to 33 1/3% of its assets.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Securities       The Fund may invest up to 50% of its             The Fund may invest up to 20% of its assets in
                         total assets in securities (payable in           non-U.S. credit or securities market investments.
                         U.S. dollars) of, or guaranteed by, the
                         Government of Canada or a Province of
                         Canada or any instrumentality or
                         political subdivision thereof.
------------------------------------------------------------------------------------------------------------------------------------
Temporary Defensive      Under certain market conditions, the Fund        Under certain market conditions, the Fund may
Position                 may adopt a temporary defensive position         adopt a temporary defensive position to invest its
                         to invest its assets in cash or cash             assets in cash or cash equivalents.
                         equivalents.
------------------------------------------------------------------------------------------------------------------------------------


       FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE FOR COMMON
                            SHAREHOLDERS OF THE FUNDS

SUMMARY OF EXPENSE COMPARISON

As the tables below indicate, with the contractual fee waivers offered by Highland and the proceeds of a rights offering completed by Credit Strategies Fund on January 28, 2008, the PRO FORMA annual operating expenses of Credit Strategies Fund may be lower than the annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio's annual operating expenses. In addition, a combined Fund offers the potential for economies of scale that may lead to a slight reduction in certain expenses.

THE FUNDS' EXPENSES

The tables below illustrate the change in operating expenses expected as a result of the Reorganization. The tables set forth (i) the fees, expenses and distributions to preferred shareholders paid by High Income Portfolio for the period ended October 31, 2007, (ii) the fees, expenses and distributions to preferred shareholders paid by Income Portfolio for the period ended December 31, 2007; (iii) the fees, expenses, and interest payments on borrowed funds paid by Credit Strategies Fund for the period ended December 31, 2007; and (iv) the PRO FORMA fees, expenses and interest payments on borrowed funds for the Acquiring Fund for the period ended December 31, 2007, assuming each of the Reorganizations had been completed at the beginning of such period. The following tables show each Fund's expenses as a percentage of net assets attributable to common shares and reflect the issuance of preferred shares in an amount equal to 29.33% of High Income Portfolio's total assets and 33.97% of Income Shares' total assets and borrowing in an amount equal to 28.54% of Credit Strategies Fund's total assets and 28.54% of the combined Fund's total assets after the Reorganizations are completed.

As described herein, an unfavorable vote by the shareholders of one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund's shareholders. It is anticipated that the most favorable expense ratio will be achieved for each Acquired Fund if both of the Reorganizations are approved and consummated and that a less favorable resulting expense ratio for each Acquired Fund will result if such Acquired Fund is the only Fund that participates in the Reorganization with the Acquiring Fund. As such, the following tables illustrate the anticipated change in operating expenses expected as a result of (i) both Acquired Funds approving and participating in the Reorganization, (ii) Reorganization of only High Income Portfolio into the Acquiring Fund, and (iii) Reorganization of only Income Shares into the Acquiring Fund.

I. Both Acquired Funds Participating in the Reorganization:
-----------------------------------------------------------

                                                                      PRO FORMA
                                               ACTUAL                COMBINED(1)
                                    --------------------------------------------

                                     HIGH                 CREDIT
                                    INCOME     INCOME   STRATEGIES     CREDIT
                                   PORTFOLIO   SHARES      FUND      STRATEGIES
                                     (PHY)     (CNN)      (HCF)      FUND (HCF)

COMMON SHAREHOLDER TRANSACTION
EXPENSES(2)
  Sales Load (as a percentage        None(3)   None(3)   None(3)      None(3)
of offering price)
  Dividend Reinvestment Plan Fees    None(4)   None(4)   None(5)      None(5)

(Unaudited)
                                              ACTUAL
                              PERCENTAGE OF NET ASSETS ATTRIBUTABLE
                              TO COMMON SHARES (ASSUMING LEVERAGE     PRO FORMA
                                      AS DESCRIBED ABOVE)            COMBINED(1)
                             ---------------------------------------------------

                                    HIGH                   CREDIT       CREDIT
                                   INCOME     INCOME     STRATEGIES   STRATEGIES
                                  PORTFOLIO   SHARES        FUND         FUND
                                    (PHY)     (CNN)        (HCF)        (HCF)

ANNUAL EXPENSES (as a
percentage of net
assets attributable
to common shares)
 Management Fee                     0.89%      0.73%       1.64%*      1.64%*
 Interest Payments on               0.01%      0.07%       2.16%        2.16%
 Borrowed Funds
 Other Expenses
  Dividend and Interest             0.00%      0.00%       0.03%        0.03%
  Expense For Short Positions
  Other Expenses(6)                 0.45%      0.71%       0.23%        0.20%
 Total Other Expenses               0.45%      0.71%       0.26%        0.23%

Total Annual Expenses               1.35%      1.51%       4.06%        4.03%

Dividends on Preferred Shares    1.99%(7)(8) 2.48%(7)(9)   0.00%        0.00%
Total Annual Fund Operating         3.34%      3.99%       4.06%        4.03%
 Expenses and Dividends on
 Preferred Shares
Minus: Expense                      0.00%      0.00%       0.00%        0.15%
Waivers(10)
Net Annual Fund                     3.34%      3.99%       4.06%        3.88%
Operating Expenses
and Dividends on
Preferred Shares

* Management fees include both the investment advisory and administrative services fees paid to Highland, which were 1.37% and 0.27% of annual average net assets, respectively.

(1) The PRO FORMA combined column shown assumes both Reorganizations are completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund's shareholders. The PRO FORMA combined column also reflects the proceeds of the rights offering completed by the Acquiring Fund on January 28, 2008.

(2) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3) Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(4)  Each  participant  in  the  Fund's  dividend   reinvestment   plan  pays  a
proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5) Common shareholders will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if they direct the Plan Agent (as defined below) to sell common shares held in a dividend reinvestment plan account. Each participant in the Credit Strategies Fund's Dividend Reinvestment Plan will pay a pro rata share of brokerage commissions incurred when dividend reinvestment occurs in open-market purchases because the NAV per common share is greater than the market value per common share.

(6) In connection with the Reorganizations, there are certain other transaction expenses not reflected in "Other Expenses" which include, but are not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of each Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations.


(7) Dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. In this regard, the dividend rates for each Fund's preferred shares were set on different dates and therefore do not provide a direct comparison of what these rates would be if established on the same date.

(8) Reflects a dividend rate of 5.31% based on the actual dividends paid on preferred shares during the period noted above.

(9) Reflects a dividend rate of 5.35% based on the actual dividends paid on preferred shares during the period noted above.

(10) If shareholders approve a Reorganization, the Adviser would contractually agree to waive a portion of Credit Strategies Fund's advisory fee and administration fee for two years. If Income Shares' shareholders approve its Reorganization, such combined waivers would be at an annual rate of 0.70% of the sum of Income Shares' net assets attributable to common shares as of the closing date of its Reorganization plus $30 million (representing the value of its preferred shares that historically have been outstanding). If High Income Portfolio's shareholders approve its Reorganization, such combined waivers would be at an annual rate of 0.55% of the sum of High Income Portfolio's net assets attributable to common shares as of the closing date of its Reorganization plus $40 million (representing the value of its preferred shares that historically have been outstanding). In each case, the amount of the waivers is intended to offset the additional revenue Highland would receive on each Acquired Fund's assets (including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of each Acquired Fund and Credit Strategies Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. These waivers are not subject to recoupment by the Adviser. The calculations for the PRO FORMA combined numbers utilize the net assets of each Acquired Fund as of December 31, 2007. The net assets of each Acquired Fund may differ on the closing date of its Reorganization.

II. Reorganization of only High Income Portfolio into the Acquiring Fund:
-------------------------------------------------------------------------

                                                                 PRO FORMA
                                                  ACTUAL        COMBINED(1)
                                          ------------------------------------

                                             HIGH      CREDIT       CREDIT
                                            INCOME   STRATEGIES   STRATEGIES
                                          PORTFOLIO     FUND         FUND
                                            (PHY)       (HCF)        (HCF)
COMMON SHAREHOLDER TRANSACTION
EXPENSES(2)
 Sales Load (as a percentage of             None(3)    None(3)      None(3)
offering price)
 Dividend Reinvestment Plan Fees            None(4)    None(5)      None(5)


(Unaudited)


                                           ACTUAL
                                      PERCENTAGE OF NET
                                           ASSETS
                                       ATTRIBUTABLE TO
                                        COMMON SHARES
                                     (ASSUMING LEVERAGE       PRO FORMA
                                     AS DESCRIBED ABOVE)     COMBINED(1)
                                     -------------------------------------

                                    HIGH         CREDIT      CREDIT STRATEGIES
                                   INCOME      STRATEGIES       FUND (HCF)
                                  PORTFOLIO     FUND (HCF)
                                    (PHY)

ANNUAL EXPENSES (as a percentage
of net assets attributable to
common shares)
  Management Fee                    0.89%         1.64%*          1.64%*
  Interest Payments on Borrowed     0.01%         2.16%           2.16%
  Funds
  Other Expenses
   Dividend and Interest            0.00%         0.03%           0.03%
   Expense For Short Positions

  Other Expenses(6)                 0.45%         0.23%           0.20%
Total Other Expenses                0.45%         0.26%           0.23%

Total Annual Expenses               1.35%         4.06%           4.03%

Dividends on Preferred Shares   1.99%(7)(8)       0.00%           0.00%
Total Annual Fund                   3.34%         4.06%           4.03%
  Operating Expenses and
  Dividends on Preferred Shares
Minus: Expense Waivers(9)           0.00%         0.00%           0.09%
Net Annual Fund Operating           3.34%         4.06%           3.94%
  Expenses and Dividends on
  Preferred Shares

* Management fees include both the investment advisory and administrative services fees paid to Highland, which were 1.37% and 0.27% of annual average net assets, respectively.

(1) The PRO FORMA combined column shown assumes that High Income Portfolio was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund's shareholders. The PRO FORMA combined column also reflects the proceeds of the rights offering completed by the Acquiring Fund on January 28, 2008.

(2) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3) Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(4)  Each  participant  in  the  Fund's  dividend   reinvestment   plan  pays  a
proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5) Common shareholders will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if they direct the Plan Agent (as defined below) to sell common shares held in a dividend reinvestment plan account. Each participant in the Credit Strategies Fund's Dividend Reinvestment Plan will pay a pro rata share of brokerage commissions incurred when dividend reinvestment occurs in open-market purchases because the NAV per common share is greater than the market value per common share.

(6) In connection with the Reorganizations, there are certain other transaction expenses not reflected in "Other Expenses" which include, but are not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of each Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations.

(7) Dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. In this regard, the dividend rates for each Fund's preferred shares were set on different dates and therefore do not provide a direct comparison of what these rates would be if established on the same date.

(8) Reflects a dividend rate of 5.31% based on the actual dividends paid on preferred shares during the period noted above.

(9) If High Income Portfolio's shareholders approve its Reorganization, the Adviser would contractually agree to waive a portion of Credit Strategies Fund's advisory fee and administration fee for two years so that such combined waivers would be at an annual rate of 0.55% of the sum of High Income Portfolio's net assets attributable to common shares as of the closing date of its Reorganization plus $40 million (representing the value of its preferred shares that historically have been outstanding). The amount of the waivers is intended to offset the additional revenue Highland would receive on High Income Portfolio's assets (including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of High Income Portfolio and Credit Strategies Fund and the fact that High Income Portfolio does not pay an administration fee to Highland. These waivers are not subject to recoupment by the Adviser. The calculations for the PRO FORMA combined numbers utilize the net assets of High Income Portfolio as of

December 31, 2007. The net assets of High Income Portfolio may differ on the closing date of its Reorganization.

III. Reorganization of only Income Shares into the Acquiring Fund:
------------------------------------------------------------------

                                                         PRO FORMA
                                          ACTUAL        COMBINED(1)
                                    ---------------------------------

                                    INCOME     CREDIT         CREDIT
                                    SHARES   STRATEGIES     STRATEGIES
                                     (CNN)      FUND        FUND (HCF)
                                               (HCF)
COMMON SHAREHOLDER TRANSACTION
EXPENSES(2)
  Sales Load (as a percentage       None(3)   None(3)        None(3)
 of offering price)
  Dividend Reinvestment Plan Fees   None(4)   None(5)        None(5)



(Unaudited)


                                            ACTUAL
                                       PERCENTAGE OF NET
                                            ASSETS
                                        ATTRIBUTABLE TO
                                         COMMON SHARES
                                       (ASSUMING LEVERAGE      PRO FORMA
                                       AS DESCRIBED ABOVE)    COMBINED(1)
                                     --------------------------------------

                                        INCOME      CREDIT         CREDIT
                                        SHARES    STRATEGIES    STRATEGIES
                                        (CNN)     FUND (HCF)    FUND (HCF)

ANNUAL EXPENSES (as a percentage
of net assets attributable to
common shares)
  Management Fee                         0.73%    1.64%*      1.64%*
  Interest Payments on Borrowed          0.07%     2.16%       2.16%
  Funds
  Other Expenses
    Dividend and Interest Expense        0.00%     0.03%       0.03%
    For Short Positions
    Other Expenses(6)                    0.71%     0.23%       0.21%
  Total Other Expenses                   0.71%     0.26%       0.24%

Total Annual Expenses                    1.51%     4.06%       4.04%

Dividends on Preferred Shares          2.48%(7)(8) 0.00%       0.00%
Total Annual Fund                        3.99%     4.06%       4.04%
  Operating Expenses and
  Dividends on Preferred Shares
Minus: Expense Waivers(9)                0.00%     0.00%       0.08%
Net Annual Fund Operating                3.99%     4.06%       3.96%
Expenses and Dividends on Preferred
  Shares

* Management fees include both the investment advisory and administrative services fees paid to Highland, which were 1.37% and 0.27% of annual average net assets, respectively.

(1) The PRO FORMA combined column shown assumes that Income Shares was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund's shareholders. The PRO FORMA combined column also reflects the proceeds of the rights offering completed by the Acquiring Fund on January 28, 2008.

(2) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3) Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(4)  Each  participant  in  the  Fund's  dividend   reinvestment   plan  pays  a
proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5) Common shareholders will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if they direct the Plan Agent (as defined below) to sell common shares held in a dividend reinvestment plan account. Each participant in the Credit Strategies Fund's Dividend Reinvestment Plan will pay a pro rata share of brokerage commissions incurred when dividend reinvestment occurs in open-market purchases because the NAV per common share is greater than the market value per common share.

(6) In connection with the Reorganizations, there are certain other transaction expenses not reflected in "Other Expenses" which include, but are not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of each Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations.

(7) Dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. In this regard, the dividend rates for each Fund's preferred shares were set on different dates and therefore do not provide a direct comparison of what these rates would be if established on the same date.

(8) Reflects a dividend rate of 5.35% based on the actual dividends paid on preferred shares during the period noted above.

(9) If Income Shares' shareholders approve its Reorganization, the Adviser would contractually agree to waive a portion of Credit Strategies Fund's advisory fee and administration fee for two years so that such combined waivers would be at an annual rate of 0.70% of the sum of Income Shares' net assets attributable to common shares as of the closing date of its Reorganization plus $30 million (representing the value of its preferred shares that historically have been outstanding). The amount of the waivers is intended to offset the additional revenue Highland would receive on Income Shares' assets (including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of Income Shares and Credit Strategies Fund and the fact that Income Shares does not pay an administration fee to Highland. These waivers are not subject to recoupment by the Adviser. The calculations for the PRO FORMA combined numbers utilize the net assets of Income Shares as of December 31, 2007. The net assets of Income Shares may differ on the closing date of its Reorganization.

The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in a Fund's common shares and the Acquiring Fund's costs and expenses that are expected to be incurred in the first year following the Reorganizations.

EXAMPLE

The following example is intended to help you compare the costs of investing in the Acquiring Fund PRO FORMA after the Reorganizations with the costs of investing in the Acquired Funds and the Acquiring Fund without the
Reorganizations. An investor would pay the following expenses on a $1,000 investment in common shares, assuming (i) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above for years 1 through 10, (ii) dividends on preferred shares as set forth in the table above (iii) average borrowings under Credit Strategies Fund's credit facility of $253.2 million prior to the Reorganizations, (iv) borrowings under Credit Strategies Fund's credit facility of $310.4 million after the Reorganizations, (v) a 5% annual return throughout the period (vi) and the contractual fee waivers noted above after the Reorganizations.

ASSUMING LEVERAGE
(Unaudited)

                                       1 Year  3 Years  5 Years  10 Years
                                       -----------------------------------
High Income Portfolio (PHY)              $34     $103     $174     $363
Income Shares (CNN)                      $40     $122     $205     $420
Credit Strategies Fund (HCF)             $41     $124     $208     $426

                                       1 Year  3 Years  5 Years  10 Years
                                       -----------------------------------

Pro Forma Combined - Credit              $39     $120     $204     $423
 Strategies Fund (HCF) (1)
Pro Forma Combined - Credit              $40     $121     $205     $423
 Strategies Fund (HCF) (2)
Pro Forma Combined - Credit              $40     $121     $206     $424
 Strategies Fund (HCF) (3)

(1) The PRO FORMA combined row shown assumes each of the Reorganizations is completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund.

(2) The PRO FORMA combined row shown assumes that High Income Portfolio was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund.

(3) The PRO FORMA combined row shown assumes that Income Shares was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund.

The example set forth above assumes the reinvestment of all dividends and other distributions at NAV. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

                           INFORMATION ABOUT THE FUNDS

OUTSTANDING SECURITIES

Set forth below is information about each Fund's common shares as of December 31, 2007.

CREDIT STRATEGIES FUND
--------------------------------------------------------------------------------
  TITLE OF CLASS   AMOUNT AUTHORIZED   AMOUNT HELD BY FUND   AMOUNT OUTSTANDING

--------------------------------------------------------------------------------
  Common Shares        Unlimited             -                  46,056,165*
--------------------------------------------------------------------------------
* This includes shares issued by Credit Strategies Fund pursuant to a rights offering completed on January 28, 2008. Excluding shares of the rights offering, Credit Strategies Fund had 34,520,550 shares outstanding on December 31, 2007.

HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------
  TITLE OF CLASS   AMOUNT AUTHORIZED   AMOUNT HELD BY  AMOUNT OUTSTANDING
                                            FUND
--------------------------------------------------------------------------------
  Common Shares       100,000,000            -                  30,874,699
--------------------------------------------------------------------------------

INCOME SHARES

--------------------------------------------------------------------------------
  TITLE OF CLASS   AMOUNT AUTHORIZED   AMOUNT HELD BY        AMOUNT
                                            FUND           OUTSTANDING
--------------------------------------------------------------------------------
  Common Shares       15,000,000              -                  9,947,104
--------------------------------------------------------------------------------

Set forth below is information about High Income Portfolio's and Income Shares' preferred shares as of December 31, 2007.

HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------
  TITLE OF CLASS   AMOUNT AUTHORIZED  AMOUNT HELD BY   AMOUNT OUTSTANDING
                                           FUND
--------------------------------------------------------------------------------
     Series W          1,000,000             -                       1,600
--------------------------------------------------------------------------------

INCOME SHARES

--------------------------------------------------------------------------------
  TITLE OF CLASS   AMOUNT AUTHORIZED  AMOUNT HELD BY   AMOUNT OUTSTANDING
                                           FUND
--------------------------------------------------------------------------------
     Series T          1,000,000             -                       1,200
--------------------------------------------------------------------------------

COMMON SHARE PRICE DATA

The following table sets forth the high and low sales prices for common shares of each Fund on the NYSE for each full quarterly period within the two most recent fiscal years or since inception and each full quarter since the beginning of the current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

The  Funds  only  make  public  their  net  asset  values  on  a  weekly  basis.
Accordingly, the net asset value and the premium and discount from net asset value in the table below are based on the publicly available net asset values for the week in which the high and low sales price occurred. Since the net asset value and the premium and discount from net asset value is based on the publicly available net asset values for the week, which may not fall on the same date as the high and low sales prices, the range of net asset values and the premium and discount from net asset value for the common shares during the periods shown may be broader or more narrow than what is shown in this table.

                             CREDIT STRATEGIES FUND

--------------------------------------------------------------------------------
  QUARTERLY          HIGH      NET    PREMIUM   LOW PRICE   NET       PREMIUM
PERIOD ENDING        PRICE    ASSET  (DISCOUNT)            ASSET     (DISCOUNT)
                              VALUE                        VALUE
--------------------------------------------------------------------------------
March 31, 2008       $15.54   $17.85    -12.92%   $13.13    $14.97    -12.28%
-------------------------------------------------------------------------------
December 31, 2007    $18.80   $19.32    -2.69%    $15.67    $17.99    -12.89%
-------------------------------------------------------------------------------
September 30, 2007   $20.17   $20.60    -2.09%    $16.25    $19.33    -15.93%
-------------------------------------------------------------------------------
June 30, 2007        $21.14   $20.51     3.07%    $19.80    $20.45    -3.18%
-------------------------------------------------------------------------------
March 31, 2007       $21.69   $20.29     6.90%    $20.37    $20.30     0.34%
-------------------------------------------------------------------------------
December 31, 2006    $21.48   $19.97     7.56%    $20.10    $19.36     3.82%
-------------------------------------------------------------------------------
September 30, 2006   $21.30   $19.09    11.58%    $19.82    $19.13     3.61%
-------------------------------------------------------------------------------
June 30, 2006        $20.60   $19.07     8.02%    $20.18    $19.06     5.88%
-------------------------------------------------------------------------------

                              HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------
  QUARTERLY          HIGH      NET       PREMIUM     LOW       NET     PREMIUM
PERIOD ENDING       PRICE     ASSET     (DISCOUNT)  PRICE     ASSET   (DISCOUNT)
                              VALUE                           VALUE
--------------------------------------------------------------------------------
January 31, 2008    $3.02     $3.38      -10.65%    $2.59     $2.91    -11.00%
--------------------------------------------------------------------------------
October 31, 2007    $3.09     $3.48      -11.29%    $2.59     $3.30    -21.52%
--------------------------------------------------------------------------------
July 31, 2007       $3.35     $3.64      -7.97%     $2.98     $3.43    -13.12%
--------------------------------------------------------------------------------
April 30, 2007      $3.32     $3.64      -8.79%     $3.09     $3.43    -9.91%
--------------------------------------------------------------------------------
January 31, 2007    $3.27     $3.48      -6.03%     $3.19     $3.45    -7.54%
--------------------------------------------------------------------------------
October 31, 2006    $3.27     $3.40      -3.82%     $3.14     $3.40    -7.65%
--------------------------------------------------------------------------------
July 31, 2006       $3.37     $3.64      -7.42%     $3.10     $3.51    -11.68%
--------------------------------------------------------------------------------
April 30, 2006      $3.40     $3.63      -6.34%     $2.97     $3.47    -14.41%
--------------------------------------------------------------------------------
January 31, 2006    $3.11     $3.53      -11.90%    $2.71     $3.20    -15.31%
--------------------------------------------------------------------------------

                                  INCOME SHARES

--------------------------------------------------------------------------------
  QUARTERLY         HIGH       NET       PREMIUM    LOW      NET       PREMIUM
PERIOD ENDING       PRICE     ASSET     (DISCOUNT) PRICE    ASSET     (DISCOUNT)
                              VALUE                         VALUE
--------------------------------------------------------------------------------
March 31, 2008      $5.22     $5.84      -10.64%   $4.75     $5.60    -15.24%
-------------------------------------------------------------------------------
December 31, 2007   $5.61     $6.27      -10.50%   $5.02     $6.04    -16.95%
-------------------------------------------------------------------------------
September 30, 2007  $6.10     $6.62      -7.85%    $5.10     $6.22    -18.01%
-------------------------------------------------------------------------------
June 30, 2007       $6.14     $6.77      -9.31%    $6.03     $6.79    -11.19%
-------------------------------------------------------------------------------
March 31, 2007      $6.34     $6.82      -7.04%    $6.02     $6.59    -8.65%
-------------------------------------------------------------------------------
December 31, 2006   $6.08     $6.70      -9.25%    $5.82     $6.39    -8.92%
-------------------------------------------------------------------------------
September 30, 2006  $5.96     $6.42      -7.17%    $5.58     $6.32    -11.71%
-------------------------------------------------------------------------------
June 30, 2006       $5.94     $6.40      -7.19%    $5.57     $6.36    -12.42%
-------------------------------------------------------------------------------
March 31, 2006      $5.98     $6.50      -8.00%    $5.55     $6.40    -13.28%
-------------------------------------------------------------------------------

As of March 31, 2008, (i) the net value per share for common shares of the Acquiring Fund was $14.50 and the market price per share was $13.02, representing a discount to NAV of -10.21%, (ii) the NAV per share for common shares of High Income Portfolio was $2.79 and the market price per share was $2.45, representing a discount to NAV of -12.19%, and (iii) the NAV per share for common shares of Income Shares was $5.50 and the market price per share was $4.78, representing a discount to NAV of -13.07%.

The NAV per share and market price per share of the common shares of each Fund may fluctuate prior to the closing date of its Reorganization. Depending on market conditions immediately prior to the closing date of a Reorganization, Acquiring Fund Common Shares may trade at a larger or smaller discount to NAV than an Acquired Fund's common shares. This could result in the Acquiring Fund Common Shares having a market value that is greater or less than the market value of an Acquired Fund's common shares on the closing date of a Reorganization.

SHARE REPURCHASES

Common shares of Credit Strategies Fund have traded at a premium to NAV at certain times and at a discount to NAV at certain times. Common shares of both the Acquired Funds have traded at a premium to NAV at certain times and at a discount to NAV at certain times.

Each Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing their common shares in the open market or by tendering for their common shares at NAV.

So long as any preferred shares are outstanding, High Income Portfolio and Income Shares may not purchase, redeem or otherwise acquire any common shares unless (1) all accumulated dividends on the preferred shares or any other preferred shares have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition certain asset coverage requirements (determined after deducting the acquisition price of the common shares) are met. Repurchases of common shares may result in High Income Portfolio and Income Shares being required to redeem preferred shares to satisfy asset coverage requirements.

Subject to its investment restrictions, a Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. The Fund will comply with the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and the rules and regulations thereunder in connection with any share repurchase, tender offer or borrowing that might be approved by the Fund's Board. Any such borrowings will be subject to the limitations imposed by the 1940 Act and the Rating Agency Guidelines.

The repurchase by a Fund of its common shares at prices below NAV will result in an increase in the NAV of those common shares that remain outstanding. However, there can be no assurance that common share repurchases or tender offers at or below NAV will result in the Fund's common shares trading at a price equal to their NAV. Nevertheless, the fact that a Fund's common shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below NAV, a Fund's Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund's shares should trade at a discount, the Fund's Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

DIVIDENDS AND OTHER DISTRIBUTIONS

ALL FUNDS.

Distributions on each Fund's common shares are declared based on annual projections of net investment income (defined as dividends and interest income, net of Fund expenses). High Income Portfolio and Credit Strategies Fund pay monthly distributions to common shareholders. Income Shares pays quarterly distributions to common shareholders. As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined above) allocated to common shareholders for income tax purposes. Each Fund intends to pay any capital gain distributions annually.

Various factors will affect the level of each Fund's current income and current gains, such as its asset mix, and each Fund's use of options. To permit each Fund to maintain more stable monthly dividends and annual distributions, each Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by each Fund for any particular period may be more or less than the amount of income and gains actually earned by each Fund during the applicable period. Undistributed income and gains will add to each Fund's NAV and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from each Fund's NAV. Shareholders will automatically have all dividends and other distributions reinvested in common shares of each Fund issued by each Fund or purchased in the open market in accordance with each Fund's Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in each Fund's Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Dividend Reinvestment Plan of the Acquiring Fund are subject to a sales fee and a brokerage commission. See "Dividend Reinvestment Plan."

HIGH INCOME PORTFOLIO AND INCOME SHARES.

So long as any preferred shares of High Income Portfolio or Income Shares are outstanding, common shareholders of each Fund will not be entitled to receive any dividends of or other distributions from each Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of each Fund's total assets (determined after deducting the amount of such dividend or other
distribution),   less  all  liabilities  and   indebtedness  of  each  Fund  not
represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund is required to comply with other asset coverage requirements as a condition of each Fund obtaining a rating of the preferred shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

Each Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. The terms of each Plan is set forth below.

HIGH INCOME PORTFOLIO AND INCOME SHARES. If your common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Fund's Plan, unless you elect by written notice to the Fund to receive cash distributions, all dividends, including any capital gain distributions, on your common shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional common shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

         (1) If the common shares are trading at or above NAV at the time of valuation, the Fund will issue new shares of common shares at a price equal to the greater of (i) NAV per share of common shares on that date or (ii) 95% of the market price on that date.

         (2) If common shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share of common shares paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares of common shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and other distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you or your broker (on your behalf) will receive (a) your whole shares in non-certificated form and (b) a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all common shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any common shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and other distributions does not mean that you do not have income tax liability thereon. Income from distributions is realized even if you do not receive cash. Consult your financial advisor for more information.

If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

CREDIT STRATEGIES FUND. Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for the common shares of Credit Strategies Fund will be automatically paid in the form of, or reinvested by the Plan Agent (agent for shareholders in administering Credit Strategies Fund's Plan) in, additional common shares of Credit Strategies Fund. If you are a registered owner of common shares and elect not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting PFPC Inc., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional shares of Credit Strategies Fund for you.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder's shares are registered. Whenever Credit Strategies Fund declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from Credit Strategies Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the NYSE or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the NAV per common share (such condition being referred to herein as "market premium"), the Fund will issue common shares, including fractions, to the participants in the amount of the dividend. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV per common share on the payment date; provided that, if the NAV per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the NAV per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 120 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that Credit Strategies Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the "ex-dividend" date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the NAV per common share, the average per common share purchase price paid by the Plan Agent may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the NAV per common share at the close of business on the last purchase date; provided that, if the NAV per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each
Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by Credit Strategies Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.
See "Tax Matters." Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.

Credit Strategies Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, Credit Strategies Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287.

                        DESCRIPTION OF CAPITAL STRUCTURE

HIGH INCOME PORTFOLIO AND INCOME SHARES

COMMON SHARES

High Income Portfolio was incorporated in Maryland on May 13, 1988. High Income Portfolio's Articles of Incorporation, as amended and supplemented ("Charter") authorize the issuance of up to 100,000,000 common shares, $0.03 par value per share. Income Shares was incorporated in Maryland on March 19, 1973. Income Shares' Charter authorizes the issuance of up to 15,000,000 common shares, $1.00 par value per share. Each Acquired Fund's common shares have equal rights as to voting, dividends and liquidation. All common shares issued and outstanding are fully paid and nonassessable. Shares of common shares have no preemptive, conversion or redemption rights and are freely transferable. The voting rights of the common shares are noncumulative, which means that the holders of more than 50% of the common shares voting for the election of Directors can elect all of those Directors that are subject to election by the holders of the common shares if they choose to do so, and, in that event, the holders of the remaining common shares voting for the election of Directors will not be able to elect any Directors. The holders of the common shares vote as a single class with the holders of the preferred shares on all matters except as described below under "Voting Rights." Each Acquired Fund's Charter may generally be amended by the affirmative vote of holders of common shares and preferred shares entitled to cast a majority of all votes entitled to be cast on the matter.

So long as any preferred shares of an Acquired Fund are outstanding, holders of the Acquired Fund's common shares will not be entitled to receive any dividends of or other distributions from the Acquired Fund, unless at the time of such declaration (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Acquired Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all of its liabilities and indebtedness not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquired Funds are required to comply with other asset coverage requirements as a condition of each Acquired Fund obtaining a rating of the preferred shares from a rating agency. These requirements include an asset coverage test more stringent than that under the 1940 Act.

PREFERRED SHARES

Under the 1940 Act, each Acquired Fund is permitted to have outstanding more than one series of preferred shares as long as neither a single series has priority over another series nor holders of preferred shares have pre-emptive rights to purchase any other preferred shares that might be issued. Each Acquired Fund's Charter authorizes the issuance of a class of preferred shares (which class may be divided into more than one series) as the Directors may, without shareholder approval, authorize. The preferred shares has such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Directors may determine and as are set forth in the respective Acquired Fund's Charter establishing the terms of the preferred shares. Any decision to offer preferred shares is subject to market conditions and to the Board of Directors' and the Adviser's continuing belief that leveraging the respective Acquired Fund's capital structure through the issuance of preferred shares is likely to benefit the holders of common shares. Each Acquired Fund is authorized to issue a maximum of 1,000,000 preferred shares. To date, High Income Portfolio's Directors have authorized the creation of, and High Income Portfolio has issued, 3,000 Auction Rate Cumulative Preferred Shares, having a par value of $0.001 per share, with a liquidation preference of $25,000 per share, classified as Series W Auction Rate Cumulative Preferred Shares. As of January 31, 2007, High Income Portfolio had redeemed 1,400 preferred shares and had a total of $40 million preferred shares outstanding. To date, Income Shares' Directors have authorized the creation of, and Income Shares has issued, 1,200 Auction Rate Cumulative Preferred Shares, having a par value of $0.01 per share, with a liquidation preference of $25,000 per share, classified as Series T Auction Rate Cumulative Preferred Shares, all of which were outstanding as of January 31, 2007.

The preferred shares have complete priority over common shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of either Acquired Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of common shares. After the payment to the holders of preferred shares of the full preferential amounts, the holders of preferred shares as such will have no right or claim to any of the remaining assets of the relevant Acquired Fund. Neither the consolidation nor merger of either Acquired Fund with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by either Acquired Fund of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of that Acquired Fund.

VOTING RIGHTS

Except as noted below, each Acquired Fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of preferred shares, as a separate class, vote to elect two Directors, the holders of the common shares, as a separate class, vote to elect two Directors and the holders of the preferred shares and the common shares, voting together as a single class, elect the remaining Directors. In addition, during any period ("Voting Period") in which either Acquired Fund has not paid dividends on the preferred shares in an amount equal to two full years' dividends, the holders of preferred shares, voting as a single class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors have been elected by the holders of preferred shares.

In an instance when an Acquired Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are Directors of the Acquired Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the preferred shares of the number of Directors that such holders are entitled to elect. The persons elected by the holders of the preferred shares, together with the incumbent Directors elected by the holders of the common shares, will constitute the duly elected Directors of the Acquired Fund. When all dividends in arrears on the preferred shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the preferred shares will terminate.

The common shares and preferred shares of each Acquired Fund vote as separate classes on amendments to the Charter that would adversely affect their respective interests.

In addition, so long as any High Income Portfolio preferred shares are outstanding:

             (1) High Income Portfolio may not be voluntarily liquidated, dissolved, wound up, merged or consolidated and may not sell all or substantially all of its assets, without the approval of at least a majority of the preferred shares, voting as a separate class;

             (2) the adoption of any plan of reorganization adversely affecting the preferred shares requires the approval of holders of a majority of the preferred shares, voting as a separate class;

             (3) High Income Portfolio may not, without the affirmative vote of at least a majority of the preferred shares outstanding, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as High Income Portfolio is solvent and does not foresee becoming insolvent;

             (4) the approval of a majority of the outstanding preferred shares, voting as a separate class, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in High Income Portfolio's investment objective, changes in certain investment restrictions described under "Investment Restrictions" in the SAI and changes in High Income Portfolio's subclassification as a closed-end investment company; and

             (5) the approval of a majority of the outstanding preferred shares, voting as a separate class, is required to amend, alter or repeal any of the authorized preferences, rights or powers of the holders of preferred shares.

In addition, so long as any Income Shares' preferred shares are outstanding:

             (1) Income Shares may not be voluntarily liquidated, dissolved, wound up, merged or consolidated and may not sell all or substantially all of its assets, without the approval of at least a majority of the preferred shares, voting as a separate class;

             (2) the adoption of any plan of reorganization adversely affecting the preferred shares requires the approval of holders of a majority of the preferred shares, voting as a separate class;

             (3) Income Shares may not, without the affirmative vote of at least a majority of the preferred shares outstanding, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as Income Shares is solvent and does not foresee becoming insolvent; and

             (4) the approval of a majority of the outstanding preferred shares, voting as a separate class, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in Income Shares' investment objectives, changes in certain investment restrictions described under "Investment Restrictions" in the SAI and changes in Income Shares' subclassification as a closed-end investment company.

The required vote for certain of the items listed above for each of the Acquired Funds, such as items 1, 2 and 4, may be subject to the supermajority voting requirements referred to under "Anti-Takeover Provisions" below, if they have not been approved, authorized or adopted by the affirmative vote of at least 80% of the total number of Continuing Directors. "Continuing Directors" are those Directors who have been directors of Income Shares since May 2002 or are those Directors who have been directors of High Income Portfolio since March 2001 or who have subsequently become directors and whose election is approved by a majority of the Continuing Directors then on the Board. The common shares and preferred shares for each Acquired Fund also will vote separately to the extent otherwise required under Maryland law or the 1940 Act, as in effect from time to time. To the extent required under the 1940 Act, certain actions by shareholders of each Acquired Fund require a vote of a majority of that Fund's outstanding voting securities. If applicable, the class vote of holders of preferred shares described above will in each case be in addition to a separate vote of the requisite percentage of common shares and preferred shares, voting together as a single class, necessary to authorize the action in question.

CREDIT STRATEGIES FUND

COMMON SHARES

Credit Strategies Fund is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of March 10, 2006 ("Declaration of Trust"). Credit Strategies Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of Credit Strategies Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Credit Strategies Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.

Credit Strategies Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Credit Strategies Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

While Credit Strategies Fund has filed a registration statement to permit it to offer additional shares from time to time, such registration statement has not been declared effective and Credit Strategies Fund has no present intention of offering any additional shares on that registration statement. Any additional offerings of shares will require approval by Credit Strategies Fund's Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of Credit Strategies Fund's common shareholders. Credit Strategies Fund currently issues additional shares under its Dividend Reinvestment Plan and, if approved, Credit Strategies Fund will issue additional shares pursuant to the Reorganizations.

Any additional offerings of common shares would result in current shareholders owning a smaller proportionate interest in Credit Strategies Fund than they owned prior to such offering to the extent that shareholders do not purchase sufficient shares in such offering to maintain their percentage interest. Credit Strategies Fund's net asset value would be reduced immediately following an offering of the shares due to the costs of such offering, which will be borne entirely by Credit Strategies Fund. The sale of shares by Credit Strategies Fund (or the perception that such sales may occur) may have an adverse effect on prices of shares in the secondary market. An increase in the number of shares available may put downward pressure on the market price for shares. If Credit Strategies Fund were unable to invest the proceeds of an additional offering of shares as intended, Credit Strategies Fund's per share distribution may decrease and the Trust may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Unlike open-end funds, closed-end funds like Credit Strategies Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of Credit Strategies Fund, Credit Strategies Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under "Repurchase of Common Shares."

PREFERRED SHARES

The Declaration of Trust provides that Credit Strategies Fund's Board may authorize and issue preferred shares with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from Credit Strategies Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met.

Credit Strategies Fund may issue preferred shares as part of its leverage strategy. We cannot assure you, however, that any preferred shares will be issued. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. Credit Strategies Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of Credit Strategies Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by Credit Strategies Fund.

VOTING RIGHTS. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of Credit Strategies Fund at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and
(ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in Credit Strategies Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, Credit Strategies Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY CREDIT STRATEGIES FUND. The terms of the preferred shares are expected to provide that (i) they are redeemable by Credit Strategies Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) Credit Strategies Fund may tender for or purchase preferred shares and (iii) Credit Strategies Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by Credit Strategies Fund will reduce the leverage applicable to the common shares, while any resale of shares by Credit Strategies Fund will increase that leverage.

THE DISCUSSION ABOVE DESCRIBES THE POSSIBLE OFFERING OF PREFERRED SHARES BY CREDIT STRATEGIES FUND. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of the preferred shares to be offered.

While Credit Strategies Fund has filed a registration statement to permit it to offer preferred shares, this registration statement has not been declared effective and Credit Strategies Fund has no present intention of offering any preferred shares in the next twelve months.

OTHER SHARES

The Board (subject to applicable law and the Declaration of Trust) may authorize an offering, without the approval of the holders of common shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. Credit Strategies Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

CREDIT FACILITY

Credit Strategies Fund currently leverages through borrowings from a credit facility. Credit Strategies Fund has entered into a revolving credit agreement with The Bank of Nova Scotia ("Scotia") to borrow up to $380,000,000 (the "Loan Agreement"). Such borrowings constitute financial leverage. The Loan Agreement contains covenants that limit Credit Strategies Fund's ability to, without the prior consent of Scotia: (i) pay dividends in certain circumstances, (ii) incur additional debt, or (iii) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger or consolidation or sell, transfer or otherwise dispose of all or a substantial part of its assets. For instance, Credit Strategies Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Loan Agreement became effective. Furthermore, Credit Strategies Fund may not incur additional debt from any other party, except for in limited circumstances (E.G., in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the 1940 Act. Such restrictions shall apply only so long as the Loan Agreement remains in effect. Any senior security representing indebtedness, as defined in Section 18(g) of the 1940 Act, must have asset coverage of at least 300%. Debt incurred under the Loan Agreement will be considered a senior security for this purpose.

                           FEDERAL INCOME TAX MATTERS

The following discussion summarizes certain federal income tax considerations affecting the Funds and their shareholders that are "United States persons" (as defined in the Code). For more information, please see the Statement of Additional Information, under "Federal Income Tax Matters." Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences to you of an investment in a Fund.

Each Fund intends to qualify annually as a regulated investment company under the Code. Accordingly, each Fund generally will not be subject to federal income tax on income and gains that it distributes to its shareholders.

Distributions a Fund makes from its net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), if any, that it designates as capital gain dividends, are taxable as long-term capital gain, regardless of how long you have held your common shares. All dividends a Fund pays from its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) ("ordinary income dividends") are generally subject to tax as ordinary income.

In general, the Funds do not expect that a significant portion of its ordinary income dividends will be treated as "qualified dividend income," which is eligible for taxation at the rates applicable to net capital gain in the case of individual shareholders (a maximum of 15%), or that a corporate shareholder will be able to claim a dividends-received reduction with respect to any significant portion of Fund distributions.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of a Fund. Dividends and other distributions generally are treated as received by you at the time the distribution is made. If, however, an Acquired Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a date in one of those months, then that distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Accordingly, if you purchase common shares just before a distribution, that distribution will be taxable to you even though it represents in part a return of your invested capital.

Each Fund sends in shareholders information after the end of each calendar year setting forth the amount and tax status of any distributions it made during that year. Distributions also may be subject to state and local taxes.

If you sell or otherwise dispose of common shares, you generally will recognize a gain or loss in an amount equal to the difference between your tax basis in those shares and the amount you receive on the disposition. If you hold your common shares as a capital asset, any such gain or loss generally will be long-term capital gain or loss if you have held the shares for more than one year at the time of sale or exchange thereof.

A Fund will be required to withhold, for federal backup withholding tax purposes, 28% of the distributions (and redemption proceeds, if any) payable to a noncorporate shareholder who fails to provide the Fund (or its agent) with the shareholder's correct taxpayer identification number (in the case of an individual, generally, the individual's social security number) or to make required certifications or who has been notified by the Internal Revenue Service ("IRS") that the shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax, and any amount withheld may be refunded or credited against your federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE DISCUSSIONS SET FORTH HEREIN AND IN THE STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE TAX ADVICE, AND YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE SPECIFIC FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO YOU OF INVESTING IN A FUND.

                            ANTI-TAKEOVER PROVISIONS

HIGH INCOME PORTFOLIO AND INCOME SHARES

Each Acquired Fund's Charter includes certain "supermajority" voting provisions that could have the effect of limiting the ability of other entities or persons to acquire control of either Acquired Fund or cause either Acquired Fund to engage in certain transactions. These provisions could have the effect of depriving holders of common shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Acquired Fund. In addition, holders of a minority of the total shares outstanding and entitled to vote may have a veto power over matters which management and/or a majority of the shareholders may believe is desirable and beneficial. However, by discouraging attempts to acquire control of either Acquired Fund, these provisions may enable the relevant Acquired Fund to avoid adverse effects of such attempts such as increasing the expenses of the relevant Acquired Fund and interfering with the normal operation of the relevant Acquired Fund. They also promote continuity and stability, and they enhance each Acquired Fund's ability to continue to pursue long-term strategies that are consistent with its investment objective.

Specifically, each Charter provides for a "supermajority" voting requirement to effect any of the following actions: (1) any amendment to the Charter to make the Fund's shares "redeemable securities" or to convert the Fund from a "closed-end company" to an "open-end company" (as such terms are defined in the 1940 Act), (2) any shareholder proposal regarding the Fund's investment objective or specific investment restrictions, policies or decisions made or to be made with respect to the Fund's assets, (3) any shareholder proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Charter to terminate the existence of the Fund, (4) business combinations such as a merger, consolidation, share exchange or the sale of all or substantially all of the Fund's assets, and, (5) any amendment to Article VI of the Charter of High Income, and any amendment to article Eighth of the Charter of Income Shares.

The Charter of each Acquired Fund requires the affirmative vote of the holders of at least 80% of the votes then entitled to be cast by the holders of the common shares and the preferred shares, voting as a single class, and an affirmative vote of the holders of at least 80% of the preferred shares, voting as a separate class, and at least 80% of the entire Board of Directors to authorize any of the foregoing items, unless such action had been approved, adopted or authorized by the affirmative vote of at least 80% of the total number of Continuing Directors (as defined below), in which case (A) for items

(1) and (2) above,  approval would require the affirmative vote of the lesser of
(a) 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities, and (B) for items (3) and (4) above, the affirmative vote of at least a majority of the Fund's securities entitled to vote on the matter, subject, in the case of both (A) and (B), to the preferred shares voting both with the common shares as a single class and separately, as described below.

Each Acquired Fund's Board of Directors has determined that the voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act and which can only be changed by a favorable vote of the holders of at least 80% of the holders of the common shares and preferred shares, voting as a single class, and a favorable vote of at least 80% of the preferred shares, voting separately, and at least 80% of the entire Board of Directors or a majority of the Continuing Directors, are in the best interests of shareholders generally.

The Fund's by-laws currently contain other provisions permitted by Maryland law to deter attempts to obtain control of the Fund as follows: (1) the Fund's Secretary may call a special meeting of shareholders only on the request of the shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting and only if the request states the matters proposed to be acted upon at it and the requesting shareholders bear the costs of the Fund's notification of each shareholder entitled to notice of the meeting, (2) the number of Directors and the positions on the Board to be filled by vote of the holders of particular classes of shares to, if applicable, the exclusion of other classes of shares, shall be fixed from time to time only by resolution of the Board of Directors adopted by a majority of the Directors then in office and
(3) the shareholders of the Fund may remove any Director only by the affirmative vote of at least two-thirds (2/3) of all the votes entitled to be cast by the shareholders generally in the election of such Director, and if the Directors have been divided into classes, a Director may not be removed without cause. The Fund has also established a classified or "staggered" Board of Directors. The effect of this structure may make it more difficult for shareholders to change a majority of Directors because it would take two annual meetings to replace the majority of the Directors.

The Fund's Board of Directors may elect to submit to the Fund's shareholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem any outstanding preferred shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the common shares to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on high-yield securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of shares entitled to be voted on the matter, including the preferred shares, voting as a separate class. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charges, if any, as might be in effect at the time of redemption. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund. The Fund's Charter requires (except under certain circumstances) the affirmative vote of the holders of at least 80% of the votes then entitled to be cast by shareholders and the affirmative vote of at least 80% of the preferred shares, voting as a separate class and at least 80% of the entire Board of Directors to authorize, among other things, any amendment to the Fund's Charter to make the Fund's shares "redeemable securities" or to convert the Fund from a closed-end company to an open-end company.

CREDIT STRATEGIES FUND

Credit Strategies Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office (for cause, and not without cause) by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Declaration of Trust requires the favorable vote of a majority of the Fund's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Fund to an open-end fund.

For the purposes of calculating "a majority of the outstanding voting securities" under the Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Declaration of Trust also provides that the Fund may be liquidated upon the approval of 80% of the trustees.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust, on file with the SEC for the full text of these provisions.

                          PAST PERFORMANCE OF EACH FUND

As shown in the table below, the performance of Credit Strategies Fund on a net asset value basis has exceeded that of Income Shares for the one-year period ended December 31, 2007. However, there is no guarantee or assurance as to the future performance of Credit Strategies Fund. Each Fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of each Fund or its investment adviser, market conditions, fluctuations in supply and demand for each Fund's shares and changes in each Fund's distributions.

TOTAL RETURNS AS OF DECEMBER 31, 2007

----------------------------------------------------------
            HIGH INCOME   INCOME SHARES**     CREDIT
            PORTFOLIO*                      STRATEGIES
                                              FUND***
----------------------------------------------------------
            NAV   Market    NAV   Market    NAV   Market
                   Price           Price           Price
----------------------------------------------------------
1 year    -1.51%  -6.58%  -4.26%  -10.10% -0.35%  -17.05%
----------------------------------------------------------
3 years    2.63%  -0.21%   2.28%   0.85%    N/A     N/A
----------------------------------------------------------
5 years   20.05%  15.51%   8.13%   7.31%    N/A     N/A
----------------------------------------------------------
10 years   1.13%  -0.13%   3.19%   1.04%    N/A     N/A
----------------------------------------------------------
* Prior to January 21, 2000, High Income Portfolio was managed by a different investment adviser.
** Prior to July 31, 2001, Income Shares was managed by a different investment adviser.
*** Credit Strategies Fund commenced investment operations on June 29, 2006.

                                          FINANCIAL HIGHLIGHTS

HIGH INCOME PORTFOLIO

------------------------------------------------------------------------------------------------------
For the Year Ended October 31,                    2007       2006        2005       2004        2003
                                                (audited)  (audited)  (audited)   (audited)  (audited)
------------------------------------------------------------------------------------------------------
NAV, beginning of period                          $3.39      $3.25      $3.08       $2.61      $1.77
Net investment income(a)                          $0.37      $0.35      $0.36       $0.35      $0.37
Net realized and unrealized gain/(loss) on
investments(a)                                    -(b)       $0.11      $0.14       $0.47      $0.81
Distributions to preferred stockholders          $(0.07)    $(0.06)    $(0.04)     $(0.02)    $(0.02)
  Total from investment operations                $0.30      $0.40      $0.46       $0.80      $1.16
------------------------------------------------------------------------------------------------------
Distributions:
Distributions from accumulated net investment
income to common shareholders                    $(0.28)    $(0.26)    $(0.29)     $(0.33)    $(0.32)
  Total distributions to common shareholders     $(0.28)    $(0.26)    $(0.29)     $(0.33)    $(0.32)
------------------------------------------------------------------------------------------------------
NAV, end of year                                  $3.41      $3.39      $3.25       $3.08      $2.61
Market price per share, end of year               $3.01      $3.23      $2.77       $3.24      $2.96
------------------------------------------------------------------------------------------------------
Total investment return based on market
value(c)                                          1.63%     26.86%    (6.90)%      21.61%     66.45%
------------------------------------------------------------------------------------------------------
Net Assets - end of year(d)                     105,411    104,535    100,443      93,894     74,113
Preferred shares outstanding, end of year(d)     40,000     40,000     40,000      40,000     40,000
Asset Coverage:
  Per indebtedness                                  N/A        N/A        N/A         N/A        N/A
  Per preferred share(e)                           382%       372%       351%        334%       285%
------------------------------------------------------------------------------------------------------
Ratio of total expenses to average net          1.35%(g)     1.67%      1.85%       2.18%      4.07%
assets, applicable to common stock(f)
Ratio of net investment income to average net
assets, applicable to common stock(f)            10.80%     10.15%     10.08%      11.88%     16.60%
------------------------------------------------------------------------------------------------------
Portfolio turnover                              216.17%    150.28%     72.84%      81.25%    111.35%
------------------------------------------------------------------------------------------------------

(a) Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

(b) Represents less than $0.005 per share.

(c) Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of dividends, and does not contemplate any over-distribution.

(d) Dollars in thousands

(e) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Series W Auction Rate Cumulative Preferred Shares.

(f) Ratios do not reflect the effect of dividend payments to preferred stockholders.

(g) Ratio of total expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2007.


--------------------------------------------------------------------------------------------------------
For the Year Ended October 31,                   2002(b)    2001(b)   2000(b)(i)  1999(b)(i) 1998(b)(i)
                                                (unaudited)(unaudited)(unaudited) (unaudited)(unaudited)
--------------------------------------------------------------------------------------------------------
NAV, beginning of period                          $3.12      $5.30      $6.98       $7.97     $11.94
Net investment income(a)                          $0.46      $0.74      $1.12       $1.08     $1.30
Net realized and unrealized gain/(loss) on
investments(a)                                   $(0.95)    $(1.96)    $(1.77)     $(1.00)    $(3.76)
Distributions to preferred stockholders          $(0.05)    $(0.07)       -           -       $(0.03)
  Total from investment operations               $(0.54)    $(1.29)    $(0.65)      $0.08     $(2.49)
--------------------------------------------------------------------------------------------------------
Distributions:
Distributions from accumulated net investment
income                                           $(0.42)    $(0.76)    $(1.03)     $(1.26)    $(1.26)
Distributions from return of capital(c)          $(0.39)    $(0.14)       -           -          -
  Total distributions to common shareholders     $(0.81)    $(0.90)    $(1.03)     $(1.26)    $(1.26)
--------------------------------------------------------------------------------------------------------
Effect of sale of common stock and related          -        $0.01        -         $0.19     $(0.22)
expenses from rights offering
NAV, end of year                                  $1.77      $3.12      $5.30       $6.98      $7.97
Market price per share, end of year               $2.02      $4.24      $5.69       $7.94     $10.25
--------------------------------------------------------------------------------------------------------
Total investment return based on market
value(d)                                       (42.19)%    (9.82)%    (8.31)%    (11.78)%    (7.63)%
--------------------------------------------------------------------------------------------------------
Net Assets - end of year(e)                      49,182     86,048    142,924     186,167    157,800
Preferred shares outstanding, end of year(e)     40,000     40,000        -           -          -
Indebtedness, end of year(e)                        -          -       71,000      50,000     40,000
Asset Coverage:
  Per indebtedness(f)                               N/A        N/A       330%        472%       495%
  Per preferred stock share(g)                     187%       215%        N/A         N/A        N/A
--------------------------------------------------------------------------------------------------------
Ratio of total expenses to average net            3.22%      3.75%      4.46%       2.67%      2.67%
assets, applicable to common stock(h)
Ratio of net investment income to average net
assets, applicable to common stock(h)            15.99%     20.06%     17.59%      13.72%     11.92%
--------------------------------------------------------------------------------------------------------
Portfolio turnover                               96.89%     73.63%    104.99%     126.45%    156.48%
--------------------------------------------------------------------------------------------------------

(a) Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

(b) Presentation of distributions paid to preferred shareholders has been changed from prior financial reports filed by the Fund due to the reclassification from total distributions to total from investment operations presented above.

(c) Taxes are calculated on a calendar year, whereas this data is calculated on a fiscal year ended 10/31.

(d) Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of dividends, and does not contemplate any over-distribution.

(e) Dollars in thousands

(f) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.

(g) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Series W Auction Rate Cumulative Preferred Shares.

(h) Ratios do not reflect the effect of dividend payments to preferred stockholders.

(i) As of January 21, 2000, the Fund entered into a new advisory agreement with Highland. For periods prior to that date, the Fund was advised by a different investment adviser.


INCOME SHARES

------------------------------------------------------------------------------------------------------
For the Year Ended December 31,                   2007       2006        2005       2004        2003
                                                (audited)  (audited)  (audited)   (audited)  (audited)
------------------------------------------------------------------------------------------------------
NAV, beginning of period                          $6.59      $6.40      $6.75       $6.49      $5.90
Net investment income(a)                          $0.66      $0.63      $0.58       $0.59      $0.60
Net realized and unrealized gain/(loss) on
investments                                      $(0.78)     $0.16     $(0.37)      $0.29      $0.65
Distributions to preferred shareholders          $(0.16)    $(0.15)    $(0.10)     $(0.05)    $(0.04)
  Total from investment operations               $(0.28)     $0.64      $0.11       $0.83      $1.21
------------------------------------------------------------------------------------------------------
Distributions:
Distributions from accumulated net investment
income to common shareholders                    $(0.45)    $(0.45)    $(0.46)     $(0.55)    $(0.62)
Distributions from tax return of capital to
common shareholders                                 -          -          -        $(0.02)       -
  Total distributions                            $(0.45)    $(0.45)    $(0.46)     $(0.57)    $(0.62)
------------------------------------------------------------------------------------------------------
NAV, end of year                                  $5.86      $6.59      $6.40       $6.75      $6.49
Market price per share, end of year               $5.05      $6.08      $5.45       $6.21      $6.33
------------------------------------------------------------------------------------------------------
Total investment return based on market         (10.27%)    20.23%     (5.28)%      7.63%     27.52%
value(b)
Net Assets - end of year(c)                     $58,301    $65,552    $63,689     $66,183    $63,529
Preferred shares outstanding, end of year(c)    $30,000    $30,000    $30,000     $30,000    $30,000
Asset Coverage:
  Per indebtedness(d)                               N/A        N/A        N/A         N/A        N/A
  Per preferred stock share(e)                     294%       319%       312%        321%       312%
------------------------------------------------------------------------------------------------------
Ratio of total expenses to average net
assets, applicable to common stock excluding
interest expense(f)                               1.44%      1.52%      1.40%       1.36%      1.55%
Ratio of total expenses to average net
assets, applicable to common stock including
interest expense(f)                               1.51%      1.52%      1.40%       1.36%      1.55%
Ratio of net investment income to average net
assets, applicable to common stock(f)            10.08%      9.81%      8.79%       9.06%      9.73%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          222.25%    146.23%     60.23%     41.32%     51.87%
------------------------------------------------------------------------------------------------------

(a) Per share net investment income or loss is calculated by dividing net investment income by the average number of shares outstanding during the year.

(b) Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return assumes reinvestment of dividends.

(c) Dollars in thousands.

(d) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.

(e) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the liquidation preference of the outstanding shares of Series T preferred stock.

(f) Ratios do not reflect the effect of dividend payments to preferred shareholders.

--------------------------------------------------------------------------------------------------------
For the Year Ended December 31,                   2002      2001(b)    2000(b)     1999(b)    1998(b)
                                                (unaudited)(unaudited)(unaudited) (unaudited)(unaudited)
--------------------------------------------------------------------------------------------------------
NAV, beginning of period                          $6.77      $7.21      $8.49       $9.70     $10.75
Net investment income(a)                          $0.75      $0.80      $0.90       $0.96      $0.97
Net realized and unrealized gain/(loss) on
investments                                      $(0.74)    $(0.55)    $(1.28)     $(1.21)    $(1.06)
Distributions to preferred shareholders          $(0.05)    $(0.04)       -           -          -
  Total from investment operations               $(0.04)     $0.21     $(0.38)     $(0.25)    $(0.09)
--------------------------------------------------------------------------------------------------------
Distributions:
Distributions from accumulated net investment
income to common shareholders                    $(0.83)    $(0.60)    $(0.90)     $(0.96)    $(0.96)
  Total distributions                            $(0.83)    $(0.60)    $(0.90)     $(0.96)    $(0.96)
--------------------------------------------------------------------------------------------------------
Effect of related preferred shares offering
cost                                                -       $(0.05)       -           -          -
NAV, end of year                                  $5.90      $6.77      $7.21       $8.49      $9.70
Market price per share, end of year               $5.45      $6.44      $6.81       $7.13      $10.19
--------------------------------------------------------------------------------------------------------
Total Investment Return(c):
  Based on market price per share                (2.48)%     3.34%       8.25%    (20.63)%    (7.10)%
  Based on net asset value per share             (0.59)%     2.27%     (4.48)%     (2.58)%    (0.84)%
--------------------------------------------------------------------------------------------------------
Net Assets - end of year(e)                      57,160     63,846      66,959     77,968     87,286
Preferred shares outstanding, end of year(e)    $30,000    $30,000         $0          $0         $0
Credit facility indebtedness, end of year(e)         $0         $0    $30,000     $30,000    $30,000
Asset Coverage:
  Per indebtedness(f)                               N/A        N/A        323%        360%       391%
  Per preferred stock share(g)                      291%       313%       N/A         N/A        N/A
--------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net
assets, applicable to common stock                 1.63%      1.29%      1.03%       0.97%      0.95%
Ratio of total expenses to average net
assets, applicable to common stock(d)              1.63%      3.06%      4.03%       3.66%      3.53%
Ratio of net investment income to average net
assets, applicable to common stock(d)             11.93%     11.31%     11.38%      10.45%      9.92%
--------------------------------------------------------------------------------------------------------
Portfolio turnover                                26.71%     35.77%     33.04%      36.16%     26.74%
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income or loss is calculated by dividing net investment income by the average number of shares outstanding during the year.

(b) As of July 30, 2001, the Fund entered into a new advisory agreement with Highland Capital Management, L.P. For periods prior to that date, a different investment adviser advised the Fund.

(c) Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Investment return assumes reinvestment of dividends.

(d) For the year ended December 31, 2001 and prior, this ratio included interest paid on the Bank Credit Facility. In 2001 the Bank Credit Facility was replaced with preferred stock. Dividends paid on the preferred stock are classified as a financing activity, and are not included in this ratio.

(e) Dollars in thousands.

(f) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.

(g) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the liquidation preference of the outstanding shares of Series T preferred stock.

CREDIT STRATEGIES FUND

--------------------------------------------------------------------------------------------------------
                                                                           For the year     For the
                                                                               ended      period ended
                                                                            12/31/2007    12/31/2006(a)
                                                                             (audited)     (audited)
--------------------------------------------------------------------------------------------------------
NAV, beginning of period                                                      $20.08         $19.06
--------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                                        $1.71          $0.71
  Net realized and unrealized gain/(loss) on investments                      $(1.85)         $0.91
Total from investment operations                                              $(0.14)         $1.62
--------------------------------------------------------------------------------------------------------
Less Distributions Declared to Common Shareholders:
  From net investment income                                                  $(1.65)        $(0.60)
  From net realized gains                                                     $(0.30)          -
Total distributions declared to common shareholders                           $(1.95)        $(0.60)
--------------------------------------------------------------------------------------------------------
NAV, end of period                                                            $17.99         $20.08
Market Value, end of period                                                   $15.82         $21.16
Market Value Total Return(c)                                                  (17.05)%         9.06%(b)
--------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
  Net Assets - end of period (in 000s)                                       621,078        692,964
--------------------------------------------------------------------------------------------------------
Common Share Information at End of Period:
Ratios based on average net assets of common shares:
  Net operating expenses                                                        1.87%          1.53%
  Interest expenses                                                             2.16%          1.03%
  Dividend income from short positions                                          0.03%           N/A
  Net expenses                                                                  4.06%          2.56%
  Net investment income                                                         8.64%          7.37%
Ratios based on managed net assets of common shares:
  Net operating expenses                                                        1.36%          1.31%
  Interest expenses                                                             1.58%          0.89%
  Dividend income from short positions                                          0.02%           N/A
  Net expenses                                                                  2.96%          2.20%
  Net investment income                                                         6.31%          6.33%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        66.49%         45.95%(b)
--------------------------------------------------------------------------------------------------------

(a)  The  Fund  commenced  investment  operations  on  June  29,  2006.

(b)  Not annualized.

(c) Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend reinvestment plan

                   FURTHER INFORMATION ON THE REORGANIZATIONS

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

Each Reorganization is intended to be a tax-free reorganization for federal income tax purposes. As a condition (which cannot be waived) to consummation of each Reorganization, Kirkpatrick & Lockhart Preston Gates Ellis LLP ("Tax Counsel") will deliver an opinion ("Tax Opinion") to the Acquired Fund participating therein and to the Acquiring Fund, dated as of that Reorganization's closing date, substantially to the effect that, based on the facts and assumptions stated therein (as well as certain representations of each Fund) and the existing federal income tax law, and conditioned on that Reorganization's being consummated in accordance with the applicable Agreement, for federal income tax purposes, with respect to that Reorganization and the Funds participating therein:

o The Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1) of the Code, and each Fund will be a "party to a reorganization" (within the meaning of section 368(b) of the Code);

o       Neither Fund will recognize any gain or loss on the Reorganization;

o The Acquiring Fund's tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund's tax basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for each such asset will include the Acquired Fund's holding period therefor (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating an asset's holding period);

o The Acquired Fund's shareholders will not recognize any gain or loss on the receipt of Acquiring Fund Common Shares pursuant to the Reorganization, except to the extent such shareholders are paid cash in lieu of fractional shares of Acquiring Fund Common Shares in the Reorganization; and

o The tax basis in the Acquiring Fund Common Shares that an Acquired Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Acquired Fund common shares the shareholder holds immediately before the Reorganization, and the shareholder's holding period for those Acquiring Fund Common Shares will include the holding period for that Acquired Fund common shares (provided the shareholder holds those shares as a capital asset at the closing date of the Reorganization).

Notwithstanding the second and third bullet points above, the Tax Opinion may state that no opinion is expressed as to the effect of a Reorganization on the Funds or the Acquired Fund's shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganizations will be as described above.

Prior to the closing of a Reorganization, the Acquired Fund participating therein will distribute to its shareholders all of its investment company taxable income and net realized capital gain (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to them.

The Acquiring Fund's ability to use pre-Reorganization capital losses of each Acquired Fund to offset post-Reorganization capital gains of the combined Fund will be limited due to the application of loss limitation rules under the federal tax law. Those rules, as applied to the Funds, generally

        (1) permit each Fund, as a regulated investment company, to use CLCs (that is, capital losses sustained in a taxable year) in each of the eight succeeding taxable years,

        (2) permit the Acquiring Fund to succeed to each Acquired Fund's CLCs,

        (3) prevent the Acquiring Fund, as a "gain corporation" (i.e., a corporation the fair market value of the assets of which on the closing date of a reorganization exceeds its adjusted basis therein on that date by more than $10 million), from offsetting any amount of an Acquired Fund's CLCs against any part of the net unrealized gains the Acquiring
        Fund has on the respective closing date of a Reorganization and recognizes during the five-year period beginning on that date, but will not prevent the Acquiring Fund from offsetting those CLCs against any gains the Acquiring Fund realizes after the five-year period or due to appreciation that occurs after the closing date, subject to the limitation in clause (4), and

        (4) limit the Acquiring Fund's use of an Acquired Fund's CLCs that are not prevented by clause (3) to (a) an annual amount equal to the product of the Acquired Fund's value at the time of the Reorganization multiplied by a specified rate that varies each month (currently 4.55%).

At the date hereof, Income Shares had CLCs from prior taxable years aggregating almost $28.8 million, most of which will expire, in the absence of its Reorganization, by the end of its 2009 taxable year; based on Income Shares' (unaudited) net asset value of approximately $57.4 million at January 31, 2008, the Acquiring Fund would only be able to use less than $2.5 million of those CLCs each year pursuant to clause (4) above, and only against recognized gains attributable to appreciation after the Reorganizations, with the result that a large part of those CLCs will expire unused. Similarly, at the date hereof, High Income Portfolio had CLCs from prior taxable years aggregating almost $133.5 million, a majority of which will expire, in the absence of its Reorganization, by the end of its 2009 taxable year; based on High Income Portfolio's (unaudited) value of approximately $89.5 million at January 31, 2008, the Acquiring Fund would be able to use only about $3.9 million of High Income Portfolio's CLCs each year pursuant to clause (4) above, and only against recognized gains attributable to appreciation after the Reorganizations, with the result that a very large part of those CLCs also will expire unused. But if the Acquiring Fund recognizes sufficient gains attributable to post-Reorganization appreciation, it nevertheless would be able to use approximately [$34] million of the Acquired Funds' combined CLCs through its taxable year ending December 31, [2013]. As a consequence, if the Acquiring Fund recognizes significant net capital gains in the future, it can be expected that an Acquired Fund's shareholders would receive taxable distributions from the Acquiring Fund earlier than they would have received from that Acquired Fund if its Reorganization had not occurred and it had generated comparable gains.

ADDITIONAL TERMS OF THE AGREEMENTS AND PLANS OF REORGANIZATION

Certain terms of each Agreement are described above. The following is a summary of certain additional terms of each Agreement. This summary and any other description of the terms of each Agreement contained in this Proxy Statement/Prospectus are qualified in their entirety by Appendix A hereto, which is the form of each Agreement.

SURRENDER OF SHARE CERTIFICATES. If your shares are represented by one or more share certificates before the closing date of the applicable Reorganization, you must either surrender the certificate to your Fund(s) or deliver to your Fund(s) a lost certificate affidavit, in the form of and accompanied by the surety bonds that your Fund(s) may require (collectively, an "Affidavit"). On the closing date of a Reorganization, all share certificates of the participating Acquired Fund that have not been surrendered will be canceled, will no longer evidence ownership of that Fund's shares and will evidence ownership of the Acquiring Fund's Common Shares. Until such share certificates have been so surrendered, no dividends payable after a Reorganization to the holders of record as of the closing date of Acquired Fund common shares represented by these certificates will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such certificates have been surrendered, a holder of shares of an Acquired Fund who currently elects to receive dividends in cash will continue to receive dividends from the Acquiring Fund in cash; all holders who currently elect to participate in the Dividend Reinvestment Plan of a Fund will have their dividends automatically reinvested in shares of the Acquiring Fund. Shareholders may not redeem or transfer Acquiring Fund shares received in the Reorganization until they have surrendered their Fund share certificates or delivered an Affidavit. The Acquiring Fund will not issue share certificates in the Reorganizations. Upon consummation of each Reorganization, holders of Acquired Fund common shares will be entitled to receive cash in lieu of any fractional Acquiring Fund Common Shares held other than in a Dividend Reinvestment Plan Account.

CONDITIONS TO CLOSING A REORGANIZATION. The obligation of each Fund to consummate its Reorganization is subject to the satisfaction of certain conditions, including the performance by the other participating Fund of all of its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization.

The obligations of the Funds that are parties to an Agreement are subject to approval of that Agreement by the necessary vote of the outstanding shares of the participating Acquired Fund, in accordance with the provisions of that Acquired Fund's Charter and By-Laws. Those Funds' obligations are also subject to the receipt of a favorable opinion of Tax Counsel as to the federal income tax consequences of their Reorganization.

TERMINATION OF AN AGREEMENT. The Boards of the Funds that are parties to an Agreement may terminate the Agreement by mutual consent (even if shareholders of the applicable Acquired Fund have already approved it) at any time before the closing date of the Reorganization, if the Boards believe that proceeding with that Reorganization would no longer be advisable.

EXPENSES OF A REORGANIZATION. The costs associated with the Reorganizations will be borne by each of the Acquired Funds and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganizations' closing, provided that if they close at different times, that determination will be made as of the date that the first Reorganization closes. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganizations.

PAYMENT OF UNDISTRIBUTED INCOME IN ADVANCE OF REORGANIZATIONS

Each Acquired Fund generally retains an amount of earned net income that is not distributed in regular dividend payments in order to provide a reserve to regularize dividend payments over time. Each Acquired Fund intends to declare and pay a special dividend on its common shares in advance of the Reorganization of that Fund, distributing such reserved income. The record date for such special dividends will be a date following the approval of the Reorganization. If a Reorganization is not approved, no such special dividend will be declared or paid for the Acquired Fund for which the Reorganization has not been approved.

                                 CAPITALIZATION

With respect to each Proposal, the following tables set forth the capitalization of each Fund as of December 31, 2007, and the PRO FORMA combined capitalization of the Acquiring Fund as if all proposed Reorganizations had occurred on that date, as well as the PRO FORMA combined capitalization of the Acquiring Fund as if each Reorganization had occurred on that date absent any of the other Reorganizations. The tables also assume the outstanding preferred shares of each Acquired Fund were redeemed prior to its respective Reorganization and reflect the proceeds received from the Acquiring Fund's rights offering completed on January 28, 2008. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

IF THE REORGANIZATION OF YOUR FUND(S) HAD TAKEN PLACE ON DECEMBER 31, 2007:


-------------------------------------------------------------------------------------------------------------------------
(Unaudited)                         ACTUAL                      ADJUSTMENT     ADJUSTED       ADJUSTMENT        PRO
                                                                FOR RIGHTS                       FOR           FORMA
                                                                 OFFERING                   REORGANIZATION    COMBINED
--------------------------------------------------------------------------------------------------------------------------
                       High          Income        Credit                         Credit                         Credit
                      Income         Shares      Strategies                     Strategies                     Strategies
                     Portfolio                     Fund                           Fund                           Fund
--------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
  Common shares      30,874,699    9,947,104    34,520,550     11,535,615*     46,056,165          -          55,374,655
--------------------------------------------------------------------------------------------------------------------------
  Preferred shares     1,600         1,200          -               -              -            (2,800)            -
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
  Common shares      96,357,317    58,300,946   621,078,161   143,563,457**    764,641,618   (561,950)***     918,737,932
--------------------------------------------------------------------------------------------------------------------------
  Preferred shares   40,000,000    30,000,000       -               -              -         (70,000,000)          -
  and accrued
  dividends
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS           136,357,317   88,300,946   621,078,161    143,563,457     764,641,618   (70,561,950)     918,737,932
INCLUDING
PREFERRED SHARES
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE         3.12         5.86         17.99                          16.59                           16.59
PER COMMON SHARE
--------------------------------------------------------------------------------------------------------------------------

* Shares issued by Credit Strategies Fund pursuant to a rights offering completed on January 28, 2008.
** Reflects the proceeds received from the rights offering completed on January 28, 2008.
*** Reflects the estimated Reorganization expenses.

IF THE REORGANIZATION OF YOUR FUND(S) HAD TAKEN PLACE ON DECEMBER 31, 2007:

-------------------------------------------------------------------------------------------------------------
(Unaudited)                  ACTUAL             ADJUSTMENT     ADJUSTED         ADJUSTMENT        PRO
                                                FOR RIGHTS                         FOR           FORMA
                                                 OFFERING                     REORGANIZATION    COMBINED
-------------------------------------------------------------------------------------------------------------
                       High        Credit                       Credit                           Credit
                      Income      Strategies                  Strategies                       Strategies
                     Portfolio      Fund                        Fund                             Fund
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------
  Common shares      30,874,699   34,520,550    11,535,615*     46,056,165          -          51,864,797
-------------------------------------------------------------------------------------------------------------
  Preferred shares     1,600          -              -              -            (1,600)           -
-------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------
  Common shares      96,357,317   621,078,161  143,563,457**    764,641,618   (561,950)***    860,436,985
-------------------------------------------------------------------------------------------------------------
  Preferred shares   40,000,000       -              -              -         (40,000,000)         -
  and accrued
  dividends
-------------------------------------------------------------------------------------------------------------
NET ASSETS          136,357,317  621,078,161   143,563,457     764,641,618    (40,561,950)    860,436,985
INCLUDING
PREFERRED SHARES
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE         3.12        17.99                         16.59                          16.59
PER COMMON SHARE
-------------------------------------------------------------------------------------------------------------

* Shares issued by Credit Strategies Fund pursuant to a rights offering completed on January 28, 2008.
** Reflects the proceeds received from the rights offering completed on January 28, 2008.
*** Reflects the estimated Reorganization expenses.

IF THE REORGANIZATION OF YOUR FUND(S) HAD TAKEN PLACE ON DECEMBER 31, 2007:


-------------------------------------------------------------------------------------------------------------
(Unaudited)                  ACTUAL             ADJUSTMENT      ADJUSTED        ADJUSTMENT        PRO
                                                FOR RIGHTS                         FOR           FORMA
                                                 OFFERING                     REORGANIZATION    COMBINED
-------------------------------------------------------------------------------------------------------------
                                   Credit                        Credit                          Credit
                      Income     Strategies                    Strategies                      Strategies
                      Shares       Fund                           Fund                            Fund
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------
  Common shares      9,947,104    34,520,550    11,535,615*     46,056,165          -          49,570,863
-------------------------------------------------------------------------------------------------------------
  Preferred shares     1,200          -              -              -          (1,200)             -
-------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------
  Common shares      58,300,946   621,078,161  143,563,457**    764,641,618   (561,950)***    822,380,614
-------------------------------------------------------------------------------------------------------------
  Preferred shares   30,000,000       -              -              -         (30,000,000)         -
  and accrued
  dividends
-------------------------------------------------------------------------------------------------------------
NET ASSETS           88,300,946   621,078,161   143,563,457     764,641,618   (30,561,950)    822,380,614
INCLUDING
PREFERRED SHARES
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE         5.86        17.99                         16.59                          16.59
PER COMMON SHARE
-------------------------------------------------------------------------------------------------------------

* Shares issued by Credit Strategies Fund pursuant to a rights offering completed on January 28, 2008.
** Reflects the proceeds received from the rights offering completed on January 28, 2008.
*** Reflects the estimated Reorganization expenses.


                             MANAGEMENT OF THE FUNDS

TRUSTEES/DIRECTORS AND OFFICERS

The Directors of each Acquired Fund are the same individuals as the Trustees of the Acquiring Fund. Each Fund's Board provides broad supervision over the affairs of each Fund. The officers of each Fund are responsible for the Fund's operations. The Trustees/Directors and officers of the Funds, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees/Directors serves as a Trustee/Director for other closed-end investment companies for which the Adviser serves as investment adviser.

INVESTMENT ADVISER

Highland acts as each Fund's investment adviser. Highland is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. As of December 31, 2007, the Adviser managed approximately $37.4 billion in assets on behalf of investors around the world. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Messrs. Dondero and Okada have managed portfolios together since 1990.

Since each Fund employs leverage, the Adviser benefits because each Fund's assets subject to an advisory fee increase with leverage. Furthermore, the Adviser also benefits to the extent that each Fund's assets subject to an advisory fee are derived from the reinvested collateral received on portfolio securities loaned.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to each Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to each Fund. In addition, the Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to each Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser may also have clients that invest in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. This may create situations where a client could be disadvantaged because of the investment activities conducted by the Adviser for other client accounts.

The Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of each Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to each Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by each Fund and such other clients or may involve a rotation of opportunities among each Fund and such other clients.

While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser's fiduciary obligations to each Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among each Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to each Fund. Not all conflicts of interest can be expected to be resolved in favor of each Fund.

Under current SEC regulations, each Fund may be prohibited from co-investing with any unregistered fund managed now or in the future by the Adviser in certain private placements in which the Adviser negotiates non-pricing terms.

HIGH INCOME PORTFOLIO

The Adviser has overall responsibility for the management of High Income Portfolio's portfolio. High Income Portfolio and the Adviser have entered into an Advisory Agreement, dated as of January 21, 2000, that requires the Adviser to provide all investment advisory and portfolio management services for High Income Portfolio. It also requires the Adviser to assist in managing and supervising all aspects of the general day-to-day business activities and operations of High Income Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Adviser provides High Income Portfolio with the personnel necessary to administer High Income Portfolio. The agreement with the Adviser can be canceled by the Board of Directors and the Adviser upon not less than 30 nor more than 60 days' written notice.

The Adviser bears its expenses of providing the services described above. High Income Portfolio pays all operating and other expenses of High Income Portfolio not borne by the Adviser including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing tender offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. High Income Portfolio also pays all taxes imposed on it and all brokerage commissions and loan-related fees.

The Adviser earned $967,015, $961,707 and $953,801 in management fees for the fiscal years ended October 31, 2005, 2006 and 2007, respectively. Management fees paid by High Income Portfolio to the Adviser were calculated at 0.65% (on an annual basis) of High Income Portfolio's average weekly net asset value defined as total assets of the Fund less accrued liabilities (excluding the principal amount of any bank any loan, notes and the liquidation preference of preferred shares and including accrued and unpaid dividends on the preferred shares), up to and including $175 million of net assets, 0.55% on the next $50 million of net assets and 0.50% of the excess of net assets over $225 million. A discussion regarding the basis for the approval of the investment advisory agreement by High Income Portfolio's board is available in High Income Portfolio's report to shareholders for the period ended April 30, 2007.

INCOME SHARES

The Adviser has overall  responsibility  for the  management  of Income  Shares.
Income Shares and the Adviser have entered into an Investment Advisory Agreement, dated as of July 30, 2001, pursuant to which the Adviser is responsible for the selection and ongoing monitoring of Income Shares' investment portfolio. The Adviser provides Income Shares with the personnel necessary to administer Income Shares. The agreement with the Adviser can be terminated on 60 days' written notice.

The Adviser bears its expenses of providing the services described above. The Adviser currently receives from Income Shares a management fee calculated at an annual rate of 0.50% of the average weekly net assets of Income Shares. The definition of net assets includes the assets acquired through the Fund's use of leverage. The Adviser earned $325,838, $470,503 and $473,658 in management fees for the fiscal years ended December 31, 2005, 2006 and 2007, respectively. A discussion regarding the basis for the approval of the investment advisory agreement by Income Shares' board is available in Income Shares' report to shareholders for the period ended June 30, 2007.

Income Shares pays all operating and other expenses of Income Shares not borne by the Adviser including, but not limited to, directors' fees not borne by the Adviser, custodian expenses, legal fees, costs of keeping Income Shares' books and records, fees and expenses of independent accountants, costs of acquiring and disposing of portfolio securities, interest, taxes, stock exchange listing expenses and fees, costs and fees of registration with and reporting to the SEC, costs of Income Shares' Automatic Dividend Reinvestment Plan, and fees and expenses of Income Shares' transfer agent, registrar, custodian and dividend disbursing agent. However, if such costs and expenses (excluding interest, taxes, brokerage charges and expenses, extraordinary costs and expenses and expenses incident to the public offering of shares other than those offered through the Automatic Dividend Reinvestment Plan) borne by Income Shares in any fiscal year exceed 1.5% of average net assets up to $30,000,000 plus 1.0% of average net assets over $30,000,000, the Adviser is obligated to reimburse Income Shares for any excess pursuant to the Investment Advisory Agreement. The determination of whether such reimbursement is due is made monthly, on an accrual basis, and to the extent that such reimbursement is due it serves as an offset against the investment advisory fee payable monthly by Income Shares to the Adviser. To the extent permitted under the 1940 Act, if, at the end of Income Shares' fiscal year, full reimbursement has not been accomplished by such monthly offsetting, the balance due must be paid by the Adviser to Income Shares.

CREDIT STRATEGIES FUND

The Adviser provides the following services to Credit Strategies Fund: (i) furnishes an investment program for Credit Strategies Fund; (ii) determines, subject to the overall supervision and review of the board of trustees, the investments to be purchased, held, sold or exchanged by Credit Strategies Fund and the portion, if any, of the assets of Credit Strategies Fund to be held uninvested; (iii) makes changes in the investments of Credit Strategies Fund; and (iv) votes, exercises consents and exercises all other rights pertaining to such investments. Subject to the foregoing, the Adviser, at its own expense, will have the authority to engage one or more sub-advisers in connection with the portfolio management of Credit Strategies Fund, which sub-advisers may be affiliates of the Adviser; provided, however, that the Adviser shall remain responsible to Credit Strategies Fund with respect to its duties and obligations set forth in the investment advisory agreement.

In return for its advisory services, the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.00% of the average weekly value of Credit Strategies Fund's Managed Assets (the "Advisory Fee"). The Adviser earned $3,879,925 and $9,368,976 in management fees for the fiscal periods ended December 31, 2006 and 2007, respectively. (The Fund commenced investment operations on June 29, 2006). "Managed Assets" means the total assets of Credit Strategies Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through
(i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with Credit
Strategies Fund's investment objectives and policies, and/or (iv) any other means. The accrued fees will be payable monthly as promptly as possible after the end of each month during which the investment advisory agreement is in effect. The Adviser may waive a portion of its fees. A discussion regarding the basis for the approval of the investment advisory agreement by Credit Strategies Fund's board is available in Credit Strategies Fund's report to shareholders for the period ending June 30, 2006.

In addition to the advisory fee of Highland, Credit Strategies Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with Highland), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and reimbursement of actual expenses of the Adviser or others for registration and maintenance of Credit Strategies Fund's registrations with the SEC and other jurisdictions and taxes, if any.

ADMINISTRATOR/SUB-ADMINISTRATOR/ACCOUNTING SERVICES AGENT

Under an administration agreement dated June 29, 2006, Highland provides administration services to Credit Strategies Fund, provides executive and other personnel necessary to administer Credit Strategies Fund and furnishes office space. Highland will receive an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of Credit Strategies Fund's Managed Assets. Highland earned for administration services $775,985 and $1,873,796 in fees for the fiscal periods ended December 31, 2006 and 2007, respectively. The accrued fees are payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Highland may waive a portion of its fees. Under a separate sub-administration agreement, dated June 29, 2006, Highland has delegated certain administrative functions to PFPC Inc., at an annual rate, payable by Highland, of 0.01% of the average weekly value of Credit Strategies Fund's Managed Assets.

Each Acquired Fund is a party to an administration and accounting services agreement with PFPC Inc. dated April 10, 2006 pursuant to which PFPC Inc. provides administrative and accounting services to each Acquired Fund. PFPC Inc. will receive an annual fee, payable monthly, in an amount equal to 0.026%, subject to a minimum fee, of the average weekly value of each Acquired Fund's Managed Assets plus certain other fees. For the fiscal periods ended December 31, 2006 and 2007, Income Shares paid $44,334 and $69,562, respectively, to PFPC Inc. in fees for such services. For the fiscal periods ended October 31, 2006 and 2007, High Income Portfolio paid $41,130 and $65,876, respectively, to PFPC Inc. in fees for such services.

PORTFOLIO MANAGEMENT

Each Acquired Fund is managed by Brad Borud and R. Joseph Dougherty. Mark Okada, Kurtis Plumer and Brad Borud manage the Acquiring Fund. The investment decisions are not subject to the oversight, approval or ratification of a committee.





Mark Okada, CFA. Mr. Okada is Executive Vice President of Strand and the funds in the Highland Fund Complex. Mr. Okada is a founder and Chief Investment Officer of Highland and has served as Chief Investment Officer since 2000. From 1993 to 2000, Mr. Okada served as Executive Vice President of Highland. He is responsible for overseeing Highland's investment activities for its various funds and has over 19 years of experience in the leveraged finance market. Formerly, Mr. Okada served as Manager of Fixed Income for Protective Life's GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President for Hibernia National Bank, managing over $1 billion of high-yield bank loans. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He completed his credit training at Mitsui and is a Chartered Financial Analyst. Mr. Okada is also Chairman of the Board of Directors of Common Grace Ministries Inc.

Kurtis Plumer, CFA. Mr. Plumer is a Senior Portfolio Manager and head of the Multi-Strategies group at Highland where he is responsible for managing the sourcing, investing and monitoring process. He has over 15 years of experience in distressed, high yield bond and leveraged loan products. Prior to joining Highland in 1999, Mr. Plumer was a distressed high yield bond trader at Lehman Brothers in New York, where he managed a $250 million portfolio invested in global distressed securities. While at Lehman, he also traded emerging market sovereign bonds. Prior to joining Lehman Brothers, Mr. Plumer was a corporate finance banker at NationsBanc Capital Markets, Inc. (now Bank of America Capital Markets, Inc.) where he focused on M&A and financing transactions for the bank's clients. Mr. Plumer earned a BBA in Economics and Finance from Baylor University and an MBA in Strategy and Finance from the Kellogg School at Northwestern University. Mr. Plumer is a Chartered Financial Analyst.

Brad Borud. Mr. Borud is a Partner, Senior Trader and Chief Investment Officer--Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.

R. Joseph Dougherty. Mr. Dougherty is a Partner and Senior Portfolio Manager at Highland and heads its Retail Products business unit. He serves as Portfolio Manager, Senior Vice President, Trustee and/or Director of Highland's NYSE-listed funds and 1940 Act registered funds. He also serves as Portfolio Manager for Highland's sub-advised closed-end funds. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to the day-to-day operations of the retail funds. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty followed companies within the chemical, retail, supermarket, wireless and restaurant sectors. Prior to joining Highland in March 1998, Mr. Dougherty served as an Investment Analyst with Sandera Capital

Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. He received an MBA from Southern Methodist University, and a BS in Accounting from Villanova University. Mr. Dougherty is a Certified Public Accountant, and has earned the right to use the Chartered Financial Analyst designation.


The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities issued by Credit Strategies Fund.

PORTFOLIO TRANSACTIONS WITH AFFILIATES

In placing portfolio transactions for the Funds, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. Neither the Funds nor the Adviser has adopted a formula for allocation of the Funds' investment transaction business. The Adviser has access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Funds than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. The Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds' Boards from time to time with respect to the extent and continuation of this practice. The services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

OTHER SERVICE PROVIDERS

The custodian of the assets of the Funds is PFPC Trust Company (8800 Tinicum Blvd., 4th Floor, Philadelphia, PA 19153; telephone (877) 665-1287). The custodian will perform custodial, fund accounting and portfolio accounting services. PFPC Inc. (301 Bellevue Parkway, Wilmington, Delaware 19809; telephone
(877) 665-1287) serves as the transfer agent for the Funds with respect to their common shares.

                      VOTING INFORMATION AND REQUIRED VOTE
                      ------------------------------------

Each Acquired Fund common and preferred share is entitled to one vote.

APPROVAL OF PROPOSAL 1(A) AND 1(B). With respect to the applicable Acquired Fund, approval of the proposal requires the vote of: (1) the holders of at least a majority of the common and preferred shares entitled to vote, voting as a single class; and (2) the holders of at least a majority of the preferred shares entitled to vote, voting as a separate class.

APPROVAL OF PROPOSAL 2(A) (HIGH INCOME PORTFOLIO). The election of Mr. Kavanaugh (Class II Director of High Income Portfolio) requires the affirmative vote of a majority of the common shares of High Income Portfolio, represented in person or by proxy at the Meeting and entitled to vote. The election of Mr. Hui (Class II Director of High Income Portfolio) requires the affirmative vote of a majority of the preferred shares of High Income Portfolio, represented in person or by proxy at the Meeting and entitled to vote.

APPROVAL OF PROPOSAL 2(B) (INCOME SHARES). The election of Mr. Dougherty (Class I Director of Income Shares) requires the affirmative vote of a majority of the outstanding common shares and preferred shares of Income Shares, voting together as a single class.

If the accompanying form of proxy card is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxy cards that are unmarked will be voted FOR the applicable proposal and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof. The Boards of the Acquired Funds do not know of any matter to be considered at the Meeting other than the proposals referred to in this Proxy Statement/Prospectus. Voting on a proposal does not limit the transferability of common shares and common shareholders can sell their shares at any time before the Meeting or before a Reorganization.

The presence in person or by proxy of shareholders of an Acquired Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum ("Quorum") for that Fund's Meeting. If a Quorum is not present at the Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy.

For Proposal 1, shares represented by properly executed proxies which are either votes to abstain or broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining a Quorum and has the same effect as a vote "against" Proposal 1.

For Proposal 2, shares represented by properly executed proxies which are either votes to withhold or broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining a Quorum and has the same effect as a vote "against" Proposal 2.

The following table summarizes how the quorum and voting requirements for each Proposal are determined:

------------------------------------------------------------------------------------------------
SHARES                   QUORUM                  VOTING FOR PROPOSAL 1   VOTING FOR PROPOSAL 2
------------------------------------------------------------------------------------------------
In General               All shares "present"    Shares "present" in     Shares "present" in
                         in person or by proxy   person will be voted    person will be voted
                         are counted towards a   in person at the        in person at the
                         quorum.                 Meeting. Shares         Meeting. Shares
                                                 present by proxy will   present by proxy will
                                                 be voted in             be voted in accordance
                                                 accordance with         with instructions.
                                                 instructions.
------------------------------------------------------------------------------------------------
Proxy with no Voting     Considered "present"    Voted "for" Proposal    Voted "for" Proposal 2.
Instruction (other       at Meeting.             1.
than Broker Non-Vote)
------------------------------------------------------------------------------------------------
Broker Non-Vote*         Considered "present"    Not voted.  Same        Not voted.  Same
                         at Meeting.             effect as a vote        effect as a vote
                                                 "against" Proposal 1.   "against" Proposal 2.
------------------------------------------------------------------------------------------------
Vote to Abstain or       Considered "present"    Not voted.  Same        Not voted.  Same
Withhold                 at Meeting.             effect as a vote        effect as a vote
                                                 "against" Proposal 1.   "against" Proposal 2.
------------------------------------------------------------------------------------------------
Proportionately Voted    Considered "present"    Voted in proportion     Voted in proportion to
Preferred Shares with    at Meeting.             to preferred shares     preferred shares for
No Voting Instruction                            for which the broker    which the broker
                                                 received instructions.  received instructions.
------------------------------------------------------------------------------------------------

* Broker Non-Votes shall not include preferred shares which the broker is permitted to proportionately vote in accordance with applicable law or rules of a national securities exchange.

An unfavorable vote on a proposed Reorganization by the shareholders of one Acquired Fund will not affect the consummation of a Reorganization by the other Acquired Fund, if such Reorganization is approved by the shareholders of such other Acquired Fund. If the required approval of shareholders is not obtained with respect to a proposal, the Acquired Fund subject to the proposal will continue to engage in business and the respective Board will consider what further action may be appropriate.

Income Shares' common and preferred shareholders and High Income Portfolio's common shareholders who object to the proposed Reorganization(s) are not entitled under Maryland law or the relevant Charter to demand payment for, or an appraisal of, their shares. Under Maryland law, High Income Portfolio's preferred shareholders who object to its proposed Reorganization are entitled to demand payment for, or an appraisal of, their shares. However, before the final stockholder vote thereon, the High Income Portfolio will commence, and irrevocably commit to complete as expeditiously as possible, the process for redeeming its preferred stock. This redemption, which will be completed before a Reorganization, will extinguish any appraisal rights.

However, shareholders should be aware that the Reorganizations as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes (except to the extent such shareholders are paid cash in lieu of fractional Acquiring Fund Common Shares in the Reorganization) and that shares of each Fund may be sold at any time prior to the consummation of the proposed Reorganizations.

CERTAIN VOTING INFORMATION REGARDING PREFERRED SHARES. Pursuant to the rules of the NYSE, preferred shares of each Fund held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) at least 30% of a Fund's preferred shares outstanding have voted on the proposal, and (ii) less than 10% of a Fund's preferred shares outstanding have voted against such proposal. In such instance, the broker-dealer firm will vote such uninstructed Fund's preferred shares on the proposal in the same proportion as the votes cast by all Fund preferred shareholders who voted on such proposal. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of such Fund exists.

                       INFORMATION CONCERNING THE MEETING
                       ----------------------------------

EXPENSES AND METHODS OF SOLICITATION

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees/Directors, officers and employees of each Fund; by personnel of the Adviser and its transfer agent, PFPC Inc.; or by broker-dealer firms. Persons holding shares as nominees will be reimbursed by the relevant Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. The costs associated with the Reorganizations, including the proxy solicitation expenses, will be borne by each of the Acquired Funds and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganizations' closing, provided that if they close at different times, that determination will be made as of the date that the first Reorganization closes. The costs associated with the election or directors will be borne by each of the Acquired Funds.

The Altman Group has been retained to assist in the solicitation of proxies at an estimated cost of approximately $30,000 for Income Shares and $20,000 for High Income Portfolio plus reasonable expenses.

REVOKING PROXIES

A shareholder may revoke his or her proxy by appearing at the Meeting and voting in person, or by giving written notice of such revocation to the Acquired Fund Secretary or by returning a later-dated proxy before the Meeting.

OUTSTANDING SHARES

As of April 14, 2008 (the "record date"), the number of shares of beneficial interest of each Acquired Fund outstanding was as follows:

FUND                                               SHARES OUTSTANDING
-------------------------------------------------------------------------
HIGH INCOME PORTFOLIO
    Common Shares                                             30,874,699
    Preferred Shares, Series W                                     1,600

INCOME SHARES
    Common Shares                                              9,947,104
    Preferred Shares, Series T                                     1,200

OTHER BUSINESS

Directors do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

SHAREHOLDERS' PROPOSALS AND COMMUNICATIONS

Any proposals of shareholders that are intended for inclusion in an Acquired Fund's proxy statement and form of proxy for the Acquired Fund's 2009 annual meeting of shareholders must be received at the Acquired Fund's principal executive office no later than December 27, 2008 and must comply with all other legal requirements. The date after which notice of a shareholder proposal submitted is considered untimely and persons holding proxies will have discretionary voting authority over such proposals, except as otherwise provided under applicable law, is March 12, 2009.

Shareholders of the Acquired Funds who wish to communicate with Directors should send communications to the attention of the Secretary of the Acquired Funds, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

PROXY STATEMENT/PROSPECTUS DELIVERY

"Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of each Fund who share a common address and who have not opted out of the householding process should receive a single copy of this Proxy Statement/Prospectus together with one proxy card for each account. If you received more than one copy of this Proxy Statement/Prospectus, you may elect to household in the future; if you received a single copy of this Proxy Statement/Prospectus, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement/Prospectus by writing to each Fund at the following address: 13455 Noel Road, Suite 800, Dallas, Texas 75240, or by calling each Fund at the following number: (877) 665-1287.

                        OWNERSHIP OF SHARES OF THE FUNDS
                        --------------------------------

Please see Appendix C to the Proxy Statement/Prospectus for information regarding the holdings of each Trustee/Director in each Fund and for information regarding the persons who owned of record or beneficially 5% or more of the outstanding common shares or preferred shares of each Fund.




                                     EXPERTS
                                     -------

The independent registered public accounting firm for each Acquired Fund is Deloitte & Touche LLP, JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, TX 75201-6778. The independent registered public accounting firm for the Acquiring Fund is PricewaterhouseCoopers LLP, 2001 Ross Avenue, Suite 1800, Dallas, TX 75201. The financial highlights and financial statements, including the reports of the respective independent registered public accounting firm, of
(i) High Income Portfolio, for the period ended October 31, 2007, (ii) Income Shares, for the period ended December 31, 2007, and (iii) Credit Strategies Fund, for the period ended December 31, 2007, are incorporated by reference into this Proxy Statement/Prospectus. The financial statements for each Fund's fiscal year ended 2007 and financial highlights have been independently audited by the independent registered public accounting firm for each Fund, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

                              AVAILABLE INFORMATION
                              ---------------------

Each Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C., and at the Central Regional Office (1801 California Street, Suite 4800, Denver, CO 80202). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

In addition, reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                                                                      APPENDIX A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Funds. Accordingly, shareholders should not rely on the representations and warranties in the Form of Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of Agreement and Plan of Reorganization, the Funds will take such steps as may be required by applicable law.

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION ("AGREEMENT") is made as of __ _______, 2008, between [PROSPECT STREET HIGH INCOME PORTFOLIO INC.] [PROSPECT STREET INCOME SHARES INC.][(1)], a Maryland corporation ("ACQUIRED FUND"), and HIGHLAND CREDIT STRATEGIES FUND, a Delaware statutory trust ("ACQUIRING FUND") (each, a "FUND").

        The Funds wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("CODE"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("REGULATIONS").(2) The reorganization will consist of (1) the transfer of Acquired Fund's assets to Acquiring Fund in exchange solely for the issuance to Acquired Fund of shares of beneficial interest in Acquiring Fund (and, if necessary or desirable, Acquiring Fund's delivery to Acquired Fund of cash in lieu of fractional shares) and Acquiring Fund's assumption of Acquired Fund's liabilities, (2) the distribution of such shares (and cash, if applicable) to Acquired Fund's stockholders in liquidation thereof, and (3) Acquired Fund's dissolution, all on the terms and conditions set forth in this Agreement (collectively, "REORGANIZATION").

        Each of Acquired Fund's Board of Directors and Acquiring Fund's Board of Trustees (each, a "BOARD"), including a majority of the members thereof who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended ("1940 ACT")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in those transactions is in the best interests of its Fund and that the interests of the existing stockholders/shareholders thereof will not be diluted as a result thereof.

        Acquired Fund is authorized to issue [101,000,000] [16,000,000] shares of capital stock, of which (1) [100,000,000] [15,000,000] shares are classified as common stock, par value $0.03 per share ("ACQUIRED FUND COMMON STOCK") and
(2) 1,000,000 shares are classified as Auction Rate Cumulative Preferred Shares, par value [$0.001] [$0.01] per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) ("ACQUIRED FUND PREFERRED STOCK"). Acquired Fund intends to redeem the Acquired Fund Preferred Stock before the EFFECTIVE TIME (as defined in paragraph 3.1). Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share ("ACQUIRING FUND SHARES"). All outstanding shares of each Fund are fully paid, non-assessable, and have full voting rights.

__________________________
[(1) In this "Form" of Agreement, wherever text is surrounded by consecutive pairs of brackets, the text in the first pair of brackets is included in the Agreement involving Prospect Street High Income Portfolio Inc. and the text in the second pair of brackets is included in the Agreement involving Prospect Street Income Shares Inc.]

(2) On or about the date hereof, Acquiring Fund also is entering into an Agreement and Plan of Reorganization with [Prospect Street Income Shares Inc.] [Prospect Street High Income Portfolio Inc.], a Maryland corporation ("OTHER ACQUIRED FUND"), containing substantially the same terms as herein, regarding the reorganization of those entities ("OTHER REORGANIZATION"). The consummation of the Reorganization is not contingent on the consummation of the Other Reorganization.

        Based on its review of the Funds' respective investment portfolios, each Fund has determined that those portfolios generally are compatible and, as a result, believes that all or substantially all of the ASSETS (as defined in paragraph 1.1) can be transferred to and held by Acquiring Fund pursuant to the Reorganization.

        In consideration of the mutual promises contained herein, the parties agree as follows:

1.      PLAN OF REORGANIZATION
        ----------------------

        1.1. Subject to the requisite approval of Acquired Fund's stockholders and the terms and conditions hereof, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("ASSETS") to Acquiring Fund. In exchange therefor, Acquiring Fund shall -

               (a) issue and deliver to Acquired Fund the number of Acquiring Fund Shares determined by dividing Acquired Fund's net value (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2) (and, if necessary or desirable, deliver to Acquired Fund cash in lieu of fractional Acquiring Fund Shares); and

               (b) assume all of Acquired Fund's liabilities described in paragraph 1.3 ("LIABILITIES").

Such transactions shall take place at the CLOSING (as defined in paragraph 3.1).

        1.2. The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register stock under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Acquired Fund's books -- Acquired Fund owns at the VALUATION TIME (as defined in paragraph 2.1).

        1.3. The Liabilities shall consist of all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement, excluding REORGANIZATION EXPENSES (as defined in paragraph 4.3.9) borne by Acquiring Fund and/or the Other Acquired Fund pursuant to paragraph 7.2. Notwithstanding the foregoing, Acquired Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

        1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Shares (and, if applicable, the cash) it receives pursuant to paragraph 1.1(a) to the holders of record at the Effective Time of Acquired Fund Common Stock (each, a
"STOCKHOLDER"), in exchange for their Acquired Fund Common Stock, and shall completely liquidate. The distribution of such shares shall be accomplished by Acquiring Fund's transfer agent's opening accounts on Acquiring Fund's shareholder records in the names of the Stockholders (except Stockholders in whose names accounts thereon already exist) and crediting each Stockholder's newly opened or pre-existing account with the respective PRO RATA number of Acquiring Fund Shares due such Stockholder. All outstanding Acquired Fund Common Stock, including any represented by certificates, shall simultaneously be canceled on Acquired Fund's stockholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

        1.5. If it is necessary or desirable to distribute cash in lieu of fractional Acquiring Fund Shares, then fractional Acquiring Fund Shares that the Stockholders (except the agent for Acquired Fund's dividend reinvestment plan) would otherwise be entitled to receive pursuant to paragraph 1.4 shall not be distributed to them. In that event, each such Stockholder instead shall receive an amount of cash equal to the fraction of an Acquiring Fund Share it otherwise would have received multiplied by the NAV per Acquiring Fund Share at the Valuation Time.

        1.6. Acquired Fund shall declare and, immediately before the Valuation Time, shall pay (a) to the holders of the Acquired Fund Common Stock one or more dividends and/or other distributions in an amount large enough so that, together with the dividends described in (b) below, it will have distributed substantially all (and in any event not less than 98%) of its (i) "investment company taxable income" (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (ii) "net capital gain" (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, for the current taxable year through the Effective Time and (b) to the holders of the Acquired Fund Preferred Stock, if any is then outstanding, all accumulated unpaid dividends.

        1.7. As soon as reasonably practicable after the distribution of the Acquiring Fund Shares (and, if applicable, cash) pursuant to paragraph 1.4, (a) Acquired Fund shall be dissolved and any further actions shall be taken in connection therewith as required by applicable law and (b) the Acquired Fund Common Stock shall be delisted from the New York Stock Exchange ("NYSE") and Acquired Fund's registration under the 1940 Act shall be terminated.

        1.8. Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is dissolved.

        1.9. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund's stockholder records of the Acquired Fund Common Stock actually or constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

        1.10. After Acquired Fund's stockholders approve this Agreement, Acquired Fund shall file articles of transfer complying with section 3-109 of the Maryland General Corporation Law (Titles 1-3 of the Corporations and Associations Article of the Maryland Code) ("ARTICLES OF TRANSFER") with the Department of Assessments and Taxation of the State of Maryland ("DEPARTMENT").

2.      VALUATION
        ---------

        2.1. For purposes of paragraph 1.1(a), Acquired Fund's net value shall be (a) the value of the Assets computed at the close of regular trading on the NYSE on the date of the Closing ("VALUATION TIME"), using the valuation procedures adopted by its Board.

        2.2. For purposes of paragraph 1.1(a), the NAV per Acquiring Fund Share shall be computed at the Valuation Time, using the valuation procedures adopted by Acquiring Fund's Board.

        2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Highland Capital Management, L.P. ("ADVISER").

3.      CLOSING AND EFFECTIVE TIME
        --------------------------

        3.1. Unless the Funds agree otherwise, (a) the Reorganization, together with related acts necessary to consummate it ("CLOSING"), shall occur at Acquiring Fund's offices on the later of (i) the date the Articles of Transfer are accepted for record by the Department or (ii) a later date specified in the Articles of Transfer not more than 30 days after they are so accepted (which later date must be a day on which the NYSE is open for regular trading ("BUSINESS DAY")), and (b) all acts taking place at the Closing shall be deemed to take place simultaneously at the close of business (4:00 p.m., Eastern Time) on that date ("EFFECTIVE TIME"). If, immediately before the Valuation Time, (i) the NYSE or another primary trading market for portfolio securities of either Fund (each, an "EXCHANGE") is closed to trading or trading thereon is restricted or (ii) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board's judgment, accurate appraisal of Acquired Fund's net value and/or the NAV on an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first day on which the NYSE is open for regular trading after the day when such trading has been fully resumed and such reporting has been restored.

        3.2. Acquired Fund shall direct its fund accounting and pricing agent to deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Acquired Fund to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Acquired Fund's books immediately before the Closing. Acquired Fund shall direct its custodian to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

        3.3. Acquired Fund shall deliver to Acquiring Fund at the Closing a list of the Stockholders' names and addresses, and the number of full and fractional (rounded to the third decimal place) outstanding shares of Acquired Fund Common Stock each Stockholder owns, at the Effective Time, certified by Acquired Fund's Secretary or Assistant Secretary. Acquiring Fund shall direct its transfer agent to deliver at the Closing a certificate as to the opening of accounts on Acquiring Fund's shareholder records in the names of the Stockholders (except Stockholders in whose names accounts thereon already exist). Acquiring Fund shall issue and deliver to Acquired Fund a confirmation, or other evidence satisfactory to Acquired Fund, that the Acquiring Fund Shares to be credited to Acquired Fund at the Effective Time have been credited to its account on such records. At the Closing, each Fund shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Fund or its counsel reasonably requests.

        3.4. Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

4.      REPRESENTATIONS AND WARRANTIES
        ------------------------------

        4.1. Acquired Fund represents and warrants to Acquiring Fund as follows:

               4.1.1. Acquired Fund (a) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland and (b) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission; and its Articles of Incorporation ("CHARTER") are on file with the Department;

               4.1.2. Acquired Fund is duly registered as a closed-end management investment company under the 1940 Act, such registration is in full force and effect, and no proceeding has been instituted to suspend such registration;

               4.1.3. At the Effective Time, Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans," as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 ACT"), except as previously disclosed in writing to and accepted by Acquiring Fund;

               4.1.4. Acquired Fund is not currently engaged in, and Acquired Fund's execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a material violation of any provision of Maryland law, the Charter or Acquired Fund's By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "UNDERTAKING") to which Acquired Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquired Fund is a party or by which it is bound;

               4.1.5. All material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Acquired Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Acquired Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

               4.1.6. Except as previously disclosed in writing to and accepted by Acquiring Fund, (a) no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquired Fund's knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business, and
        (b) Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects Acquired Fund's business or its ability to consummate the transactions contemplated hereby;

               4.1.7. The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquired Fund's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

               4.1.8. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, "FEDERAL SECURITIES LAWS") or state securities laws, and no authorizations, consents, or orders of any court are required, for Acquired Fund's execution or performance of this Agreement, except for (a) Acquiring Fund's filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("REGISTRATION STATEMENT"), including therein a prospectus and proxy statement ("PROSPECTUS/STATEMENT"), and (b) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

               4.1.9. On the effective date of the Registration Statement, at the time of the STOCKHOLDERS MEETING (as defined in paragraph 6.1), and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

               4.1.10. Acquired Fund incurred the Liabilities in the ordinary course of its business; and there are no Liabilities other than those disclosed or provided for in Acquired Fund's financial statements referred to in paragraph 4.1.18 and Liabilities incurred by Acquired Fund in the ordinary course of its business subsequent to [October 31, 2007] [December 31, 2007], none of which has been materially adverse to the business, assets, or results of Acquired Fund's operations;

               4.1.11. For each taxable year of its operation (including the taxable year ending at the Effective Time), Acquired Fund has met (or for its current taxable year will meet) the requirements of Subchapter M of Chapter 1 of the Code ("SUBCHAPTER M") for qualification as a regulated investment company ("RIC") and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; from the time Acquired Fund's Board approved the transactions contemplated hereby ("APPROVAL TIME") through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.12; from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Acquired Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund's investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Acquiring Fund;

               4.1.12. Acquired Fund is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization;

               4.1.13.  At the Effective  Time, at least 33?% of Acquired Fund's portfolio assets will meet Acquiring Fund's investment objectives, strategies, policies, risks, and restrictions, and Acquired Fund did not alter and will not alter its portfolio in connection with the Reorganization to meet such 33?% threshold;

               4.1.14. To the best of Acquired Fund's management's knowledge, at the record date for Acquired Fund's stockholders entitled to vote on approval of this Agreement, there was no plan or intention by its stockholders to sell, exchange, or otherwise dispose of a number of shares of Acquired Fund Common Stock (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Common Stock (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of shares of Acquired Fund Common Stock at such date;

               4.1.15. Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

               4.1.16. During the five-year period ending at the Effective Time,
        (a)  neither  Acquired  Fund nor any  person  "related"  (as  defined in section 1.368-1(e)(4) of the Regulations) ("RELATED") to it will have acquired Acquired Fund Common Stock, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Acquired Fund Common Stock and (b) no distributions will have been made with respect to Acquired Fund Common Stock, other than normal, regular dividend distributions made pursuant to Acquired Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

               4.1.17. By the Effective Time, Acquired Fund shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Acquired Fund has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Acquired Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on and repurchases, if any, of its stock and is not liable for any material penalties that could be imposed thereunder;

               4.1.18. The Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, "STATEMENTS") of Acquired Fund at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended [October 31, 2007] [December 31, 2007], have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP"), and copies thereof have been delivered to Acquiring Fund; to Acquired Fund's management's best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such audited Statements present fairly, in all material respects, Acquired Fund's financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;

               4.1.19. Since [October 31, 2007] [December 31, 2007], there has not been any material adverse change in Acquired Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Acquiring Fund; for purposes of this representation, a decline in NAV or price per share of Acquired Fund Common Stock due to declines in market values of securities Acquired Fund holds or the discharge of Acquired Fund's liabilities shall not constitute a material adverse change;

               4.1.20. All issued and outstanding Acquired Fund Common Stock is, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund and has been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Common Stock will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund's stockholder records, as provided in paragraph 3.3; and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Common Stock, nor are there outstanding any securities convertible into any Acquired Fund Common Stock;

               4.1.21. Not more than 25% of the value of Acquired Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

               4.1.22. No registration of any Asset under the 1933 Act or any state securities or blue sky laws would be required if it was, at the Effective Time, the subject of a public distribution by either Fund, except as previously disclosed in writing to and accepted by Acquiring Fund; and

               4.1.23. Its Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

        4.2. Acquiring Fund represents and warrants to Acquired Fund as follows:

               4.2.1. Acquiring Fund (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware and (b) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission; and its Certificate of Trust has been filed with the office of the Secretary of State of Delaware;

               4.2.2. Acquiring Fund is duly registered as a closed-end management investment company under the 1940 Act, such registration is in full force and effect, and no proceeding has been instituted to suspend such registration;

               4.2.3. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities and, if necessary or desirable, cash in lieu of fractional Acquiring Fund Shares) will be issued in exchange for the Assets in the Reorganization;

               4.2.4. The Acquiring Fund Shares to be issued and delivered hereunder will, at the Effective Time, have been duly authorized by Acquiring Fund and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Acquiring Fund;

               4.2.5.  Acquiring  Fund's  Agreement  and  Declaration  of  Trust
        ("DECLARATION") permits it to vary its shareholders' investment. Acquiring Fund does not have a fixed pool of assets -- it is a managed portfolio of securities, and Adviser has the authority to buy and sell securities for it;

               4.2.6. Acquiring Fund is not currently engaged in, and Acquiring Fund's execution, delivery, and performance of this Agreement will not result in, (1) a material violation of any provision of Delaware law, the Declaration or Acquiring Fund's By-Laws, or any Undertaking to which Acquiring Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Fund is a party or by which it is bound;

               4.2.7. Except as previously disclosed in writing to and accepted by Acquired Fund, (a) no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Fund's knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business, and
        (b) Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects Acquiring Fund's business or its ability to consummate the transactions contemplated hereby;

               4.2.8. The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquiring Fund's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

               4.2.9. No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws, and no authorizations, consents, or orders of any court are required, for Acquiring Fund's execution or performance of this Agreement, except for (a) the filing with the Commission of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

               4.2.10. On the effective date of the Registration Statement, at the time of the Stockholders Meeting, and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Acquired Fund for use therein;

               4.2.11.  For each  taxable  year of  Acquiring  Fund's  operation
        (including the taxable year in which the Effective Time occurs), Acquiring Fund has met (or for its current taxable year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Acquired Fund;

               4.2.12. Following the Reorganization, Acquiring Fund (a) will continue Acquired Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of such business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

               4.2.13. Acquiring Fund is in the same line of business as Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no intention to change, such line of business; and at the Effective Time, (1) at least 33?% of Acquired Fund's portfolio assets will meet Acquiring Fund's investment objectives, strategies, policies, risks, and restrictions and
        (2) Acquiring Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks, or restrictions after the Reorganization;

               4.2.14. There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory trust or a corporation or business trust or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

               4.2.15. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person Related to it will have acquired Acquired Fund Common Stock with consideration other than Acquiring Fund Shares;

               4.2.16. By the Effective Time, Acquiring Fund shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Acquiring Fund has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Acquiring Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of distributions on and repurchases, if any, of its shares and to withholding in respect of distributions to shareholders and is not liable for any material penalties that could be imposed thereunder;

               4.2.17. Acquiring Fund's Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2007, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP, and copies thereof have been delivered to Acquired Fund; to Acquiring Fund's management's best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such audited Statements present fairly, in all material respects, Acquiring Fund's financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;

               4.2.18. Since December 31, 2007, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Acquired Fund; for purposes of this representation, a decline in NAV or price per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds or the discharge of Acquiring Fund's liabilities shall not constitute a material adverse change;

               4.2.19. Assuming the truthfulness and correctness of Acquired Fund's representation and warranty in paragraph 4.1.21, immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

               4.2.20. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Common Stock;

               4.2.21. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except to the agent for its dividend reinvestment plan and in connection with the Other Reorganization; nor does Acquiring Fund, or any person Related to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Stockholders pursuant to the Reorganization; and

               4.2.22. All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquiring Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares.

        4.3. Each Fund represents and warrants to the other Fund as follows:

               4.3.1. The fair market value of the Acquiring Fund Shares each Stockholder receives (together with cash in lieu of fractional Acquiring Fund Shares, if any) will be approximately equal to the fair market value of its Acquired Fund Common Stock it actually or constructively surrenders in exchange therefor;

               4.3.2. Its management (a) is unaware of any plan or intention of Stockholders to sell, or otherwise dispose of (1) any portion of their Acquired Fund Common Stock before the Reorganization to any person Related to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (b) does not anticipate dispositions of such Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of Acquired Fund Common Stock, and (c) expects that the percentage of stockholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS;

               4.3.3. The Stockholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

               4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

               4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

               4.3.6. Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of this representation, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) regular, normal dividend distributions (i) made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (ii) on the Acquired Fund Preferred Stock and (b) redemptions of the Acquired Fund Preferred Stock) will be included as assets it held immediately before the Reorganization;

               4.3.7. None of the compensation received by any Stockholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Common Stock such Stockholder held; none of the Acquiring Fund Shares any such Stockholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Stockholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

               4.3.8. Immediately after the Reorganization, the Stockholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of Acquiring Fund;

               4.3.9. No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Adviser, or any third party unless such expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES"), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its stockholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof; and

               4.3.10. The aggregate value of the acquisitions and distributions limited by paragraphs 4.1.16, 4.2.15, and 4.2.21 will not exceed 50% of the value (without giving effect to such acquisitions and distributions) of the proprietary interest in Acquired Fund at the Effective Time.

5.      COVENANTS
        ---------

        5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing, it being understood that:

               (a) such  ordinary  course  will  include  declaring  and  paying
        customary   dividends  and  other  distributions  and  such  changes  in operations as are contemplated by each Fund's normal business activities; and

               (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing.

        5.2. Acquired Fund covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

        5.3.  Acquired  Fund  covenants  that it will assist  Acquiring  Fund in
obtaining   information   Acquiring  Fund  reasonably  requests  concerning  the
beneficial ownership of Acquired Fund Common Stock.

        5.4. Acquired Fund covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) regarding Acquired Fund will be turned over to Acquiring Fund at the Closing.

        5.5.    Each   Fund    covenants   to   cooperate   in   preparing   the
Prospectus/Statement in compliance with applicable federal securities laws.

        5.6. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund title to and possession of all the Assets and (b) Acquired Fund title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

        5.7. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

        5.8. Acquiring Fund shall cause the Acquiring Fund Shares to be issued hereunder to be listed on the NYSE at the Effective Time.

        5.9. Once Acquired Fund files the notice and commences the redemption process described in paragraph 6.5, it covenants to complete such process as expeditiously as possible.

        5.10. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.      CONDITIONS PRECEDENT
        --------------------

        Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

        6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards, and Acquired Fund shall have called a meeting of its stockholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("STOCKHOLDERS MEETING").

        6.2. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Fund's best knowledge, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Fund may for itself waive any of such conditions.

        6.3. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Fund's knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

        6.4. The Funds shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP ("TAX COUNSEL") as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on (a) the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and, if Tax Counsel requests, in separate letters addressed to Tax Counsel and (b) the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement (without taking into account any amendment thereof to which Tax Counsel has not agreed), for federal income tax purposes:

               6.4.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares (and, if necessary or desirable, cash in lieu of fractional Acquiring Fund Shares) and its assumption of the Liabilities, followed by Acquired Fund's distribution of such shares PRO RATA to the Stockholders (and of any such cash to the Stockholders entitled thereto) actually or constructively in exchange for their Acquired Fund Common Stock, in complete liquidation of Acquired Fund, will qualify as a "reorganization" (as defined in section 368(a)(1)(C) of the Code), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code);

               6.4.2. Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares (and, if applicable, cash) and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of such shares (and cash) to the Stockholders in exchange for their Acquired Fund Common Stock;

               6.4.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares (and, if applicable, cash) and its assumption of the Liabilities;

               6.4.4. Acquiring Fund's basis in each Asset will be the same as Acquired Fund's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include Acquired Fund's holding period therefor (except where Acquiring Fund's investment activities have the effect of reducing or eliminating an Asset's holding period);

               6.4.5. A Stockholder will recognize no gain or loss on the exchange of all its Acquired Fund Common Stock solely for Acquiring Fund Shares pursuant to the Reorganization, except to the extent the Stockholder receives cash in lieu of a fractional Acquiring Fund Share in the Reorganization; and

               6.4.6. A Stockholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Common Stock it actually or constructively surrenders in exchange for such Acquiring Fund Shares less the basis in any fractional share for which the Stockholder receives cash in the Reorganization; and its holding period for such Acquiring Fund Shares will include, in each instance, its holding period for such Acquired Fund Common Stock, provided the Stockholder holds such stock as a capital asset at the Effective Time.

Notwithstanding subparagraphs 6.4.2 and 6.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Stockholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

        6.5. Before the Stockholders Meeting at which the final vote on this Agreement is taken, Acquired Fund shall irrevocably commence the process for redeeming the Acquired Fund Preferred Stock in accordance with its Articles Supplementary on file with the Department.

        6.6. At any time before the Closing, either Fund may waive any of the foregoing conditions (except those set forth in paragraphs 6.1, 6.4, and 6.5) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's stockholders' interests.

7.      BROKERS AND EXPENSES
        --------------------

        7.1. Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

        7.2. All Reorganization Expenses, including fees and expenses related to printing, mailing, solicitation of proxies, and tabulation of votes, accounting, legal, and custodial fees and expenses, and fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto, shall be borne by the Funds and the Other Acquired Fund in proportion to their respective net assets determined at the Valuation Time, provided that if the Closings of the Reorganization and the Other Reorganization occur at different times, that determination will be made at the Valuation Time on the date of the first Closing. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in such Fund's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8.      ENTIRE AGREEMENT; SURVIVAL
        --------------------------

        Neither Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith (except the covenant set forth in paragraph 5.9) shall not survive the Closing.

9.      TERMINATION
        -----------

        This  Agreement may be terminated at any time at or before the Effective
Time:

        9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before December 31, 2008, or such other date as to which the Funds may agree; or

        9.2. By the Funds' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, neither Fund (nor its directors/trustees, officers, or stockholders/shareholders) shall have any liability to the other Fund.

10.     AMENDMENT
        ---------

        This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Funds, notwithstanding Acquired Fund's stockholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Stockholders' interests.

11.     MISCELLANEOUS
        -------------

        11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

        11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

        11.3 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        11.4. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

        11.5 Notice is hereby given that this instrument is adopted on behalf of Acquiring Fund's trustees solely in their capacities as trustees, and not individually, and that Acquiring Fund's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against its property. Acquired Fund, in asserting any rights or claims under this Agreement, shall look only to Acquiring Fund's property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

        IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


                                       [NAME OF ACQUIRED FUND]


                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________


                                       HIGHLAND CREDIT STRATEGIES FUND


                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________


                                                                                             APPENDIX B

                                    DESCRIPTION OF INVESTMENT TYPES

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
ILLIQUID SECURITIES     Certain of a Fund's  investments  may be  illiquid.  Illiquid  securities  are subject  to  legal  or  contractual  restrictions  on  disposition  or lack an established  secondary  trading  market.  The sale of restricted  and illiquid securities often requires more time and results in higher brokerage charges or dealer  discounts and other selling  expenses than does the sale of securities
                        eligible   for   trading  on   national   securities   exchanges   or  in  the
                        over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.
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SENIOR LOANS             Senior  loans hold the most  senior  position in the  capital  structure  of a business  entity,  are typically  secured with specific  collateral and have a claim on the  general  assets of the  borrower  that is senior to that held by subordinated  debtholders and  stockholders  of the borrower.  The proceeds of
                         senior   loans   primarily   are   used   to   finance   leveraged    buyouts,
                         recapitalizations,  mergers, acquisitions, stock repurchases, and, to a lesser extent,  to finance internal growth and for other corporate  purposes.  Senior loans  typically have rates of interest which are  redetermined  either daily, monthly,  quarterly or semi-annually by reference to a base lending rate, plus a premium.  These  base  lending  rates  generally  are LIBOR,  the prime rate offered  by  one or  more  major  United  States  banks  (Prime  Rate)  or the certificate  of  deposit  (CD)  rate  or  other  base  lending  rates  used by commercial lenders.

                         Loans  and  other  corporate  debt  obligations  are  subject  to the  risk of non-payment of scheduled interest or principal.  Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential  decrease in the NAV of a Fund. There can be no assurance that the  liquidation  of any  collateral  securing a senior  loan would  satisfy a borrower's  obligation in the event of  non-payment  of scheduled  interest or principal payments,  or that such collateral could be readily  liquidated.  In the event of  bankruptcy  of a  borrower,  a Fund could  experience  delays or limitations  with  respect  to its  ability  to realize  the  benefits  of the collateral  securing  a senior  loan.  To the  extent  that a  senior  loan is collateralized  by stock in the borrower or its  subsidiaries,  such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower.  Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate senior loans to presently existing or future indebtedness of the borrower or take other action
                         detrimental   to  the   holders  of  senior   loans   including,   in  certain
                         circumstances,  invalidating such senior loans or causing interest  previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect a Fund's  performance.  To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated  debtholders,  including a greater risk of nonpayment of interest or principal.

                         Many loans in which the Fund may invest,  and the  issuers of such loans,  may not be rated by a rating  agency,  will not be registered  with the SEC or any state securities  commission and will not be listed on any national securities exchange.  The amount of public information  available with respect to issuers of senior  loans will  generally be less  extensive  than that  available  for issuers of  registered  or  exchange  listed  securities.  In  evaluating  the creditworthiness  of  borrowers,  the Adviser will  consider,  and may rely in part,  on analyses  performed by others.  The Adviser does not view ratings as the determinative  factor in its investment decisions and relies more upon its credit analysis  abilities than upon ratings.  Borrowers may have  outstanding debt  obligations  that are rated below investment grade by a rating agency. A high  percentage of senior loans held by a Fund may be rated, if at all, below investment grade by independent rating agencies. In the event senior loans are not rated,  they are likely to be the  equivalent  of below  investment  grade quality.  Debt securities which are unsecured and rated below investment grade
                         (i.e., Ba and below by Moody's or BB and below by S&P) and comparable  unrated bonds, are viewed by the rating agencies as having speculative characteristics and are  commonly  known as "junk  bonds." A  description  of the  ratings  of corporate  bonds by Moody's and S&P included as Appendix A to the Statement of
                         Additional  Information.  Because  senior  loans are  senior  in a  borrower's capital  structure and are often secured by specific  collateral,  the Adviser believes that senior loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance  that a Fund's  actual loss  recovery  experience  will be
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

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                         consistent with the Adviser's  prior  experience or that a Fund's senior loans will achieve any specific loss recovery rates.

                         No active  trading  market may exist for many  senior  loans,  and some senior loans may be subject to  restrictions  on resale.  A  secondary  market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods,  which may impair the ability to realize full value on the disposition  of an illiquid  senior  loan,  and cause a material  decline in a
                         Fund's NAV.

                         USE  OF  AGENTS.   Senior  loans   generally  are  arranged   through  private
                         negotiations  between  a  borrower  and  a  group  of  financial  institutions initially  represented  by an  agent  who is  usually  one of the  originating lenders.  In  larger  transactions,  it is  common  to  have  several  agents.
                         Generally, however, only one such agent has primary responsibility for ongoing administration  of a  senior  loan.  Agents  are  typically  paid  fees by the
                         borrower  for  their  services.   The  agent  is  primarily   responsible  for
                         negotiating the credit agreement which establishes the terms and conditions of the senior loan and the rights of the borrower  and the lenders.  The agent is also  responsible  for  monitoring  collateral  and  for  exercising  remedies available to the lenders such as foreclosure upon collateral.

                         Credit agreements may provide for the termination of the agent's status in the event that it fails to act as required  under the relevant  credit  agreement, becomes  insolvent,  enters FDIC receivership or, if not FDIC insured,  enters into bankruptcy.  Should such an agent,  lender or assignor with respect to an assignment  inter-positioned  between a Fund and the borrower become insolvent or enter FDIC  receivership or bankruptcy,  any interest in the senior loan of such person and any loan payment held by such person for the benefit of a Fund should not be included in such  person's or entity's  bankruptcy  estate.  If, however, any such amount were included in such person's or entity's bankruptcy estate,  a Fund would incur certain  costs and delays in realizing  payment or could  suffer a loss of principal  or  interest.  In this event,  a Fund could experience a decrease in NAV.

                         FORM OF  INVESTMENT.  A Fund's  investments  in  senior  loans may take one of several forms,  including acting as one of the group of lenders  originating a senior loan,  purchasing  an  assignment  of a portion of a senior loan from a third party or acquiring a  participation  in a senior loan.  When a Fund is a member of the  originating  syndicate for a senior loan, it may share in a fee paid  to the  syndicate.  When a  Fund  acquires  a  participation  in,  or an assignment  of, a senior  loan,  it may pay a fee to, or  forego a portion  of interest payments from, the lender selling the participation or assignment.  A
                         Fund will act as lender,  or purchase an  assignment  or  participation,  with respect to a senior loan only if the agent is  determined by the Adviser to be creditworthy.

                         ORIGINAL LENDER.  When a Fund is one of the original  lenders,  it will have a direct  contractual  relationship with the borrower and can enforce compliance by the  borrower  with  terms  of the  credit  agreement.  It  also  may  have negotiated  rights with respect to any funds acquired by other lenders through set-off.  Original  lenders also negotiate voting and consent rights under the credit agreement.  Actions subject to lender vote or consent generally require the  vote  or  consent  of the  majority  of the  holders  of  some  specified percentage of the  outstanding  principal  amount of the senior loan.  Certain decisions,  such as reducing the interest rate, or extending the maturity of a senior loan,  or releasing  collateral  securing a senior loan,  among others, frequently require the unanimous vote or consent of all lenders affected.

                         ASSIGNMENTS.  When  a Fund  is a  purchaser  of an  assignment,  it  typically succeeds to all the rights and obligations  under the credit  agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and  obligations as the assigning  lender.  Assignments  are,  however,
                         arranged  through  private   negotiations   between  potential  assignees  and
                         potential assignors,  and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

                         PARTICIPATIONS.  A Fund may also invest in participations in senior loans. The rights  of a Fund  when it  acquires  a  participation  are  likely to be more limited  than the rights of an original  lender or an investor who acquired an

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                         assignment.  Participation  by a Fund in a lender's  portion of a senior  loan typically  means that the Fund has only a  contractual  relationship  with the lender,  not with the  borrower.  This  means  that the Fund has the  right to receive  payments of principal,  interest and any fees to which it is entitled only from the lender  selling the  participation  and only upon receipt by the lender of payments from the borrower.

                         With a participation,  a Fund will have no rights to enforce compliance by the borrower with the terms of the credit  agreement or any rights with respect to any funds acquired by other lenders  through  setoff against the borrower.  In addition,  a Fund may not directly benefit from the collateral  supporting the senior  loan  because it may be treated  as a general  creditor  of the lender instead of a senior secured  creditor of the borrower.  As a result,  the Fund may be subject to delays,  expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment.  This means the Fund must  assume  the  credit  risk of both the  borrower  and the lender selling the  participation.  A Fund will consider a purchase of participations only in those situations where the Adviser considers the participating  lender to be creditworthy.

                         In the event of a bankruptcy or insolvency  of a borrower,  the  obligation of the borrower to repay the senior loan may be subject to certain  defenses that can be  asserted  by such  borrower  against  a Fund as a result  of  improper conduct of the lender selling the  participation.  A participation in a senior loan  will be  deemed  to be a senior  loan for the  purposes  of the  Trust's investment objectives and policies.

                         Investing in senior loans involves  investment risk. Some borrowers default on their senior loan payments. A Fund attempts to manage this credit risk through multiple  different  investments within the portfolio and ongoing analysis and monitoring of borrowers. A Fund also is subject to market, liquidity, interest rate and other risks.
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SECOND LIEN              Second lien loans are loans made by public and private  corporations and other
LOANS                    non-governmental  entities and issuers for a variety of purposes.  Second lien loans  are  second  in right of  payment  to one or more  senior  loans of the related borrower. Second lien loans typically are secured by a second priority security  interest  or  lien  to  or  on  specified  collateral  securing  the borrower's  obligation  under the loan and typically have similar  protections and rights as senior  loans.  Second  lien  loans are not (and by their  terms cannot)  become  subordinate  in right of  payment  to any  obligation  of the related borrower other than senior loans of such borrower.  Second lien loans, like senior loans,  typically have adjustable floating rate interest payments.
                         Because  second lien loans are second to senior loans,  they present a greater degree of  investment  risk but often pay interest at higher rates  reflecting this additional risk. Such investments generally are of below investment grade quality.  Other than their  subordinated  status,  second lien loans have many characteristics  and  risks  similar  to  senior  loans  discussed  above.  In addition,  second lien loans of below  investment  grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior  loans,  a Fund may  purchase  interests  in second lien loans  through assignments or participations.

                         Second lien loans are subject to the same risks  associated with investment in senior loans and  non-investment  grade securities.  Because second lien loans are  second in right of  payment to one or more  senior  loans of the  related borrower,  they therefore are subject to additional risk that the cash flow of the borrower and any property  securing the loan may be  insufficient  to meet scheduled  payments after giving effect to the senior  secured  obligations of the  borrower.  Second  lien loans are also  expected  to have  greater  price volatility  than  senior  loans  and  may be  less  liquid.  There  is  also a possibility that originators will not be able to sell participations in second
                         lien   loans,    which   would   create    greater   credit   risk   exposure.
-------------------------------------------------------------------------------------------------------
OTHER SECURED           Secured loans other than senior loans and second lien loans are made by public
LOANS                   and private corporations and other non-governmental entities and issuers for a variety of purposes.  Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the  borrower.  Such secured loans typically are secured by a lower priority  security  interest or lien to or on specified collateral securing the borrower's  obligation under the loan, and typically have more subordinated  protections and rights than senior loans and second  lien  loans.  Secured  loans may become  subordinated  in right of
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

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                         payment to more senior obligations of the borrower issued in the future.  Such secured  loans may have fixed or adjustable  floating rate interest  payments.
                         Because such  secured  loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of  investment  risk than  senior  loans and  second  lien loans but often pay interest at higher rates  reflecting  this additional  risk. Such  investments generally  are of below  investment  grade  quality.  Other  than  their  more subordinated  status,  such  investments have many  characteristics  and risks similar to senior loans and second lien loans  discussed  above.  In addition, secured  loans  of  below  investment  grade  quality  share  many of the risk characteristics of non-investment  grade securities.  As in the case of senior loans and second lien loans,  a Fund may purchase  interests in other  secured loans through  assignments or participations.  Other secured loans are subject to the same risks  associated  with  investment in senior  loans,  second lien loans and non-investment  grade securities.  Because such loans,  however, may rank lower in right of payment  to senior  loans and second  lien loans of the borrower,  they may be  subject to  additional  risk that the cash flow of the borrower and any property  securing the loan may be  insufficient to repay the scheduled  payments after giving effect to more senior secured  obligations of the  borrower.  Such secured  loans are also  expected to have  greater  price volatility  than senior  loans and second  lien loans and may be less  liquid.
                         There  is  also a  possibility  that  originators  will  not be  able  to sell participations in other secured loans,  which would create greater credit risk exposure.
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UNSECURED LOANS          Unsecured  loans are loans made by public and private  corporations  and other non-governmental  entities  and issuers for a variety of  purposes.  Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the  borrower.  Unsecured  loans are not secured by a security interest  or  lien  to or on  specified  collateral  securing  the  borrower's obligation under the loan. Unsecured loans by their terms may be or may become subordinate  in  right  of  payment  to  other  obligations  of the  borrower, including senior loans,  second lien loans and other secured loans.  Unsecured loans may have fixed or adjustable  floating rate interest  payments.  Because unsecured  loans are  subordinate  to the secured debt of the  borrower,  they present a greater  degree of investment  risk but often pay interest at higher rates  reflecting this  additional  risk.  Such  investments  generally are of non-investment  grade  quality.  Other than their  subordinated  and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. In addition, unsecured  loans  of  non-investment  grade  quality  share  many of the  risk characteristics of non-investment grade securities.  As in the case of secured loans, a Fund may purchase interests in unsecured loans through assignments or participations.

                         Unsecured  loans are subject to the same risks  associated  with investment in senior loans, second lien loans, other secured loans and non-investment  grade securities. However, because unsecured loans rank lower in right of payment to any secured  obligations  of the  borrower,  they may be subject to additional risk  that  the  cash  flow  of  the  borrower  and  available  assets  may be insufficient  to meet  scheduled  payments  after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price  volatility  than secured loans and may be less liquid.  There is also a possibility that loan originators will not be able to sell  participations  in
                         unsecured   loans,   which  would  create   greater   credit  risk   exposure.
-------------------------------------------------------------------------------------------------------
INVESTMENT GRADE         A Fund may invest in a wide variety of bonds that are rated or  determined  by
SECURITIES               the Adviser to be of investment grade quality of varying  maturities issued by
                         U.S.  corporations  and other business  entities.  Bonds are fixed or variable rate debt  obligations,  including  bills,  notes,  debentures,  money  market instruments and similar  instruments and securities.  Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally  must repay the amount  borrowed on or before  maturity.
                         Certain  bonds  are  "perpetual"  in that  they have no  maturity  date.  Some investment  grade  securities,  such as zero coupon bonds,  do not pay current interest,  but are sold at a discount  from their face values.  Although  more creditworthy and generally less risky than  non-investment  grade  securities, investment  grade  securities  are still  subject to market  and credit  risk.
                         Market risk relates to changes in a  security's  value as a result of interest rate changes  generally.  Investment  grade  securities have varying levels of sensitivity  to  changes  in  interest  rates and  varying  degrees  of credit quality. In general,  bond prices rise when interest rates fall, and fall when interest  rates rise.  Longer-term  bonds and zero coupon bonds are  generally
-------------------------------------------------------------------------------------------------------

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                         more sensitive to interest rate changes. Credit risk relates to the ability of the  issuer  to make  payments  of  principal  and  interest.  The  values  of investment  grade  securities  like  those of  other  debt  securities  may be affected by changes in the credit rating or financial  condition of an issuer.
                         Investment grade securities are generally considered  medium-and  high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic  changes and to changes in the financial  condition of issuers.  The market  prices of investment  grade  securities in the lowest investment grade categories may fluctuate more than higher-quality  securities and may  decline  significantly  in periods of  general or  regional  economic difficulty.  Like  non-investment  grade  securities,  such  investment  grade securities in the lowest  investment  grade  categories  may be thinly traded,
                         making   them   difficult   to  sell   promptly   at  an   acceptable   price.
-------------------------------------------------------------------------------------------------------
NON-INVESTMENT           A Fund may invest in securities  rated below investment  grade,  such as those
GRADE SECURITIES         rated Ba or lower by Moody's and BB or lower by S&P or  securities  comparably rated by other rating agencies or in unrated securities determined by Highland to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative  elements,  their future  cannot be considered as well assured and often the protection of interest and principal  payments may be very moderate.
                         Securities  rated BB by S&P are regarded as having  predominantly  speculative characteristics and, while such obligations have less near-term  vulnerability to  default  than  other  speculative  grade  debt,  they face  major  ongoing
                         uncertainties  or  exposure  to  adverse   business,   financial  or  economic
                         conditions which could lead to inadequate capacity to meet timely interest and principal  payments.  Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment  standing.  Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.

                         Lower grade securities,  though high yielding, are characterized by high risk.
                         They may be subject to certain risks with respect to the issuing entity and to
                         greater  market  fluctuations  than  certain  lower  yielding,   higher  rated
                         securities. The secondary market for lower grade securities may be less liquid than  that of  higher  rated  securities.  Adverse  conditions  could  make it difficult  at times for a Fund to sell certain  securities  or could result in lower prices than those used in calculating the Fund's NAV.

                         The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities  also is  inversely  related  to the  coupon  of  such  securities.
                         Accordingly,  lower grade  securities  may be  relatively  less  sensitive  to interest rate changes than higher quality  securities of comparable  maturity, because  of their  higher  coupon.  This  higher  coupon is what the  investor receives in return for bearing  greater  credit risk.  The higher  credit risk associated with lower grade  securities  potentially can have a greater effect on the  value of such  securities  than may be the case  with  higher  quality issues of comparable  maturity,  and will be a substantial  factor in a Fund's relative share price volatility.

                         Lower grade securities may be particularly  susceptible to economic downturns.
                         It is likely that an economic  recession could disrupt severely the market for such  securities  and  may  have  an  adverse  impact  on the  value  of  such securities.  In addition,  it is likely that any such economic  downturn could adversely  affect the  ability  of the  issuers  of such  securities  to repay principal  and pay interest  thereon and increase the incidence of default for such securities.

                         The ratings of Moody's and S&P and the other rating  agencies  represent their opinions as to the quality of the  obligations  which they  undertake to rate.
                         Ratings are relative and  subjective  and,  although  ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such  obligations.  Although  these ratings may be an initial criterion for selection of portfolio  investments,  Highland also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that a Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability  to  achieve  its  investment  objectives  will be more  dependent  on
                         Highland's  credit  analysis  than would be the case when the Fund  invests in rated securities.
-------------------------------------------------------------------------------------------------------

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ASSET-BACKED             Asset-backed  securities are generally  issued as  pass-through  certificates,
SECURITIES               which represent undivided fractional ownership interests in an underlying pool of assets,  or as debt  instruments,  which are also  known as  collateralized obligations,  and are generally issued as the debt of a special purpose entity organized  solely for the purpose of owning such assets and issuing such debt.
                         Asset-backed  securities are often backed by a pool of assets representing the obligations  of a number of different  parties.  Credit card  receivables  are generally  unsecured,  and the debtors are  entitled  to the  protection  of a number of state and federal  consumer credit laws which give debtors the right to set off certain  amounts  owed on the credit  cards,  thereby  reducing the balance due.  Most issuers of automobile  receivables  permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these  obligations to another party,  there is a risk that the purchaser would acquire an interest superior to that of the holders of the related  automobile receivables.  In addition, because of the large number of vehicles involved in a typical  issuance and technical  requirements  under state laws, the trustee for the  holders  of the  automobile  receivables  may not  have an  effective security  interest  in  all  of  the  obligations  backing  such  receivables.
                         Therefore,  there is a possibility  that recoveries on repossessed  collateral may not, in some cases, be able to support payments on these securities.
-------------------------------------------------------------------------------------------------------
COLLATERALIZED           A Fund may invest in certain  asset-backed  securities  that are  securitizing
LOAN OBLIGATIONS         certain financial assets by issuing securities in the form of negotiable paper
AND BOND                 that are issued by a financing  company  (generally  called a Special  Purpose
OBLIGATIONS              Vehicle  or  "SPV").  These  securitized  assets  are,  as a  rule,  corporate financial  assets  brought into a pool  according to specific  diversification rules.  The SPV is a company  founded  solely for the purpose of  securitizing these claims and its only asset is the diversified  asset pool. On this basis, marketable  securities  are issued which,  due to the  diversification  of the underlying risk,  generally  represent a lower level of risk than the original assets.  The  redemption  of the  securities  issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

                         A collateralized  loan obligation ("CLO") is a structured debt security issued by an SPV that was created to reapportion the risk and return  characteristics of a pool  of  assets.  The  assets,  typically  senior  loans,  are  used  as collateral  supporting  the various debt  tranches  issued by the SPV. The key feature of the CLO  structure is the  prioritization  of the cash flows from a pool of debt securities  among the several  classes of securities  issued by a
                         CLO.

                         A Fund may also invest in collateralized bond obligations ("CBOs"),  which are structured debt securities backed by a diversified pool of high yield,  public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral.  The CBO issues debt  securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest  collateralization and pays the lowest  interest  rate.  Lower CBO tranches  have a lesser  degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest  payments  (i.e.,  money that is left over after the higher  tranches have been paid)  rather than a fixed  interest  rate.  The return on the lower tranches  of CBOs is  especially  sensitive  to the  rate of  defaults  in the collateral pool.
-------------------------------------------------------------------------------------------------------
DISTRESSED DEBT          A Fund may invest in the  securities  and other  obligations of distressed and bankrupt  issuers,  including debt obligations that are in covenant or payment default.  Such  investments  generally trade  significantly  below par and are considered  speculative.  The repayment of defaulted obligations is subject to significant  uncertainties.  Defaulted  obligations might be repaid only after lengthy workout or bankruptcy  proceedings,  during which the issuer might not make any interest or other  payments.  Typically  such  workout or  bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted  obligation for other debt or equity securities of the issuer or its  affiliates,  which may in turn be  illiquid  or  speculative.  A Fund may
                         invest  in  securities   of  a  company  for  purposes  of  gaining   control.
 ------------------------------------------------------------------------------------------------------
 STRESSED DEBT           A Fund may invest in securities  and other  obligations  of stressed  issuers.
                         Stressed  issuers are issuers that are not yet deemed  distressed  or bankrupt and whose debt  securities  are trading at a discount  to par,  but not yet at distressed  levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                         results in market pricing uncertainty.

-------------------------------------------------------------------------------------------------------
COMMON STOCKS            Common  stocks are shares of a  corporation  or other  entity that entitle the holder to a pro rata share of the profits,  if any, of the corporation without preference  over any other  shareholder  or class of  shareholders,  including holders of such entity's  preferred stock and other senior equity  securities.
                         Common  stock  usually  carries  with it the right to vote and  frequently  an exclusive right to do so. In selecting  common stocks for  investment,  a Fund generally  expects  to  focus  primarily  on the  security's  dividend  paying capacity  rather than on its  potential for capital  appreciation.  A Fund may acquire an  interest  in common  stocks in various  ways,  including  upon the default of a senior loan secured by such common  stock or by acquiring  common stock for  investment.  A Fund may also  acquire  warrants or other  rights to purchase a borrower's  common stock in connection  with the making of a senior loan.
-------------------------------------------------------------------------------------------------------
PREFERRED                Preferred securities are equity securities, but they have many characteristics
SECURITIES               of fixed income  securities,  such as a fixed  dividend  payment rate and/or a liquidity  preference  over  the  issuer's  common  shares.  However,  because preferred  securities are equity  securities,  they may be more susceptible to risks  traditionally  associated with equity  investments  than a Fund's fixed income securities.

                         Fixed rate preferred stocks have fixed dividend rates.  They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date.  Certain  issues of preferred  stock are  convertible  into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life  of the  issue,  with  no  mandatory  retirement  provisions,  but may be callable.  Sinking  fund  preferred  stocks  provide for the  redemption  of a portion of the issue on a regularly  scheduled basis with, in most cases,  the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

                         Adjustable  rate  preferred  stocks  have a  variable  dividend  rate which is determined periodically,  typically quarterly, according to a formula based on a  specified  premium or  discount to the yield on  particular  U.S.  Treasury securities,  typically  the  highest  base-rate  yield  of one of  three  U.S.
                         Treasury securities:  the 90-day Treasury bill; the 10-year Treasury note; and
                         either the 20-year or 30-year  Treasury  bond or other  index.  The premium or discount to be added to or subtracted  from this  base-rate  yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock.  Some adjustable rate preferred stocks have a maximum  and a minimum  rate and in some  cases  are  convertible  into common stock.

                         Auction  rate  preferred  stocks pay  dividends  that adjust based on periodic auctions.  Such  preferred  stocks are similar to short-term  corporate  money market  instruments  in that an auction  rate  preferred  stockholder  has the opportunity  to  sell  the  preferred  stock  at par in an  auction,  normally conducted at least every 49 days,  through  which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular  issuer.
                         Typically,  the auction rate preferred  stock's  dividend rate is limited to a specified maximum  percentage of an external  commercial paper index as of the auction  date.  Further,  the  terms  of the  auction  rate  preferred  stocks generally  provide that they are  redeemable by the issuer at certain times or under certain conditions.
-------------------------------------------------------------------------------------------------------
CONVERTIBLE              A convertible  security is a bond,  debenture,  note, preferred stock or other
SECURITIES               security that may be converted  into or exchanged  for a prescribed  amount of common stock or other equity security of the same or a different issuer within a particular  period of time at a specified  price or formula.  A  convertible security  entitles the holder to receive  interest  paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics  similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar  issuers,  but lower yields than comparable  nonconvertible  securities.  Depending on the  relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

                         The value of a  convertible  security  is  influenced  by changes in  interest rates,  with  investment  value  declining  as  interest  rates  increase  and increasing as interest  rates decline.  The credit  standing of the issuer and other factors also may have an effect on the convertible security's investment value.  Convertible  securities rank senior to common stock in a corporation's capital  structure but are usually  subordinated to comparable  nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible  security's  governing instrument.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
MONEY MARKET             Money market instruments include short-term U.S. government  securities,  U.S.
INSTRUMENTS              dollar-denominated,  high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit,  bankers' acceptances and repurchase agreements relating to any of the foregoing.  U.S.  government  securities include Treasury notes, bonds and bills, which are direct obligations of the U.S.  government backed by the full faith and credit of the United  States and  securities  issued by agencies and instrumentalities of the U.S. government,  which may be guaranteed by the U.S.
                         Treasury,  may be  supported  by the  issuer's  right to borrow  from the U.S.
                         Treasury  or may be  backed  only  by the  credit  of the  federal  agency  or instrumentality itself.
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT          U.S. government  securities may include debt obligations of varying maturities
SECURITIES               issued  by  the  U.S.  Treasury  or  issued  or  guaranteed  by an  agency  or
                         instrumentality  of  the  U.S.  government,   including  the  Federal  Housing
                         Administration,   Federal   Financing  Bank,   Farmers  Home   Administration,
                         Export-Import  Bank  of the  United  States,  Small  Business  Administration,
                         Government   National   Mortgage   Association   (GNMA),    General   Services
                         Administration,  Central Bank for  Cooperatives,  Federal  Farm Credit  Banks,
                         Federal  Home Loan Banks,  Federal  Home Loan  Mortgage  Corporation  (FHLMC),
                         Federal  National  Mortgage  Association  (FNMA),   Maritime   Administration,
                         Tennessee Valley  Authority,  District of Columbia Armory Board,  Student Loan
                         Marketing  Association,  Resolution Trust Corporation and various institutions that  previously  were or currently  are part of the Farm Credit System (which
                         has  been  undergoing   reorganization   since  1987).  Some  U.S.  government
                         securities,  such as U.S.  Treasury bills,  Treasury notes and Treasury bonds, which differ only in their interest  rates,  maturities and times of issuance, are  supported by the full faith and credit of the United  States  government.
                         Others are  supported  by (i) the right of the issuer to borrow  from the U.S.
                         Treasury,  such as  securities  of the  Federal  Home  Loan  Banks;  (ii)  the discretionary  authority  of the U.S.  government  to  purchase  the  agency's obligations,  such as  securities of the FNMA; or (iii) only the credit of the issuer.  No  assurance  can be given  that the U.S.  government  will  provide financial support in the future to U.S.  government  agencies,  authorities or instrumentalities  that are not  supported by the full faith and credit of the
                         United States.  Securities guaranteed as to principal and interest by the U.S.
                         government,  its  agencies,   authorities  or  instrumentalities  include  (i)
                         securities  for which the payment of  principal  and  interest is backed by an irrevocable  letter of  credit  issued  by the U.S.  government  or any of its agencies,  authorities or instrumentalities;  and (ii) participations in loans made to non-U.S.  governments or other  entities that are so  guaranteed.  The secondary market for certain of these  participations is limited and therefore may be regarded as illiquid.
-------------------------------------------------------------------------------------------------------
OTHER INVESTMENT         A Fund may  invest in the  securities  of other  investment  companies  to the
COMPANIES                extent  that  such  investments  are  consistent  with the  Fund's  investment objectives and principal investment  strategies and permissible under the 1940
                         Act.  Under  one  provision  of the  1940  Act,  a Fund  may not  acquire  the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in  securities  of other  investment companies,  (ii)  such  purchase  would  result  in more  than 3% of the total outstanding  voting securities of any one investment company being held by the
                         Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company.  Other provisions of the 1940 Act are less restrictive provided that a Fund is able to meet certain conditions.  These limitations do not apply to the acquisition of shares of any investment company in connection with a merger,  consolidation,  reorganization or acquisition of substantially all of the assets of another investment company.

                         A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment  companies'  expenses,  including
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

-------------------------------------------------------------------------------------------------------
                         advisory  fees.  These  expenses  will be in addition  to the direct  expenses incurred by a Fund.
------------------------------------------------------------------------------------------------------
EXCHANGE TRADED          Subject to the limitations on investment in other investment companies, a Fund
FUNDS                    may invest in exchange traded funds ("ETFs").  ETFs, such as SPDRs, NASDAQ 100
                         Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National  Association of
                         Securities Dealers' Automatic Quotation System (NASDAQ).  ETFs may be based on underlying  equity or fixed income  securities.  SPDRs,  for example,  seek to provide investment results that generally correspond to the performance of the component  common  stocks of the S&P 500. ETFs do not sell  individual  shares directly to  investors  and only issue their  shares in large  blocks known as
                         "creation  units."  The  investor  purchasing  a  creation  unit  may sell the individual  shares on a secondary  market.  Therefore,  the  liquidity of ETFs depends on the  adequacy of the  secondary  market.  There can be no assurance that an ETF's  investment  objective will be achieved.  ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index.  ETFs are subject to the risks of investing in the underlying securities.  A Fund, as a holder of the securities of the ETF, will bear its pro rata  portion of the ETF's  expenses,  including  advisory  fees.
                         These  expenses  are in  addition  to the  direct  expenses  of the Fund's own operations.
-------------------------------------------------------------------------------------------------------
ZERO COUPON              Zero coupon  securities are debt obligations that are issued or purchased at a
SECURITIES               significant  discount  from face value.  The discount  approximates  the total amount of interest the security will accrue and compound over the period until maturity  or the  particular  interest  payment  date  at a rate  of  interest reflecting  the market  rate of the  security  at the time of  issuance.  Zero coupon  securities  do not require the  periodic  payment of  interest.  These investments  benefit the issuer by  mitigating  its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility  in market  value than  securities  that make  regular  payments of interest.  A Fund accrues income on these  investments  for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received  at the  time of  accrual,  may  require  the  liquidation  of  other portfolio securities to satisfy the Fund's distribution obligations,  in which case the Fund will forego the purchase of additional  income  producing assets with these funds.
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DEFERRED PAYMENT         Deferred payment  securities are securities that remain zero coupon securities
OBLIGATIONS              until a  predetermined  date,  at which time the stated  coupon  rate  becomes effective and interest becomes payable at regular intervals.  Deferred payment securities  are subject to greater  fluctuations  in value and may have lesser liquidity in the event of adverse  market  conditions  than  comparably  rated securities paying cash interest at regular interest payment periods.
-------------------------------------------------------------------------------------------------------
DERIVATIVE               A Fund may purchase and sell derivative  instruments  such as  exchange-listed
TRANSACTIONS             and  over-the-counter  put and call options on securities,  financial futures,
                         equity,   fixed-income   and  interest  rate  indices,   and  other  financial
                         instruments,  purchase  and  sell  financial  futures  contracts  and  options thereon,  enter into various interest rate transactions  such as swaps,  caps, floors or  collars  and  enter  into  various  currency  transactions  such as currency  forward  contracts,  currency futures  contracts,  currency swaps or options on  currency  or currency  futures or credit  transactions  and credit default swaps. A Fund also may purchase  derivative  instruments  that combine features of these  instruments.  A Fund may use Derivative  Transactions  as a portfolio  management or hedging technique to seek to protect against possible adverse  changes in the market value of senior loans or other  securities held in or to be  purchased  for the  Fund's  portfolio,  protect  the value of the
                         Fund's  portfolio,  facilitate  the sale of certain  securities for investment purposes,  manage the effective  interest  rate exposure of the Fund,  protect against changes in currency exchange rates,  manage the effective  maturity or duration of the Fund's  portfolio,  or establish  positions in the derivatives markets  as a  temporary  substitute  for  purchasing  or  selling  particular securities.

                         Derivative  Transactions  have  risks,  including  the  imperfect  correlation between the value of such instruments and the underlying  assets, the possible default of the other party to the transaction or illiquidity of the derivative
                         instruments.   Furthermore,   the  ability  to  use  successfully   Derivative
                         Transactions  depends on the  Adviser's  ability to predict  pertinent  market movements,  which cannot be assured. Thus, the use of Derivative  Transactions
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                         may result in losses  greater  than if they had not been used,  may  require a
                         Fund to sell or purchase  portfolio  securities  at  inopportune  times or for prices other than current market values,  may limit the amount of appreciation a Fund can  realize on an  investment,  or may cause a Fund to hold a security that it might otherwise sell. The use of currency transactions can result in a
                         Fund  incurring  losses as a result of the  imposition  of exchange  controls, suspension of  settlements  or the inability of a Fund to deliver or receive a specified currency. Additionally,  amounts paid by a Fund as premiums and cash
                         or  other  assets  held  in  margin   accounts   with  respect  to  Derivative
                         Transactions are not otherwise available to the Fund for investment  purposes.
-------------------------------------------------------------------------------------------------------
SENIOR LOAN BASED        A Fund may obtain exposure to senior loans and baskets of senior loans through
DERIVATIVES              the use of derivative  instruments.  Such derivative instruments have recently become increasingly available. The Adviser reserves the right to utilize these instruments and similar  instruments that may be available in the future.  For example,  a Fund may  invest in a  derivative  instrument  known as the Select
                         Aggregate Market Index ("SAMI"),  which provides  investors with exposure to a reference  basket of senior  loans.  SAMIs are  structured  as  floating  rate instruments.  SAMIs  consist  of  a  basket  of  credit  default  swaps  whose underlying  reference  securities are senior loans.  While  investing in SAMIs will increase the universe of floating rate debt securities to which a Fund is exposed,  such investments entail risks that are not typically associated with investments  in other  floating  rate debt  securities.  The  liquidity of the market for SAMIs will be subject to  liquidity  in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative  instruments  discussed generally below. A Fund may  also be  subject  to the  risk  that  the  counterparty  in a  derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to  unanticipated  adverse  changes in securities prices,  interest  rates,  the  inability  to close out a position,  imperfect correlation  between a position  and the desired  hedge,  tax  constraints  on closing out  positions  and  portfolio  management  constraints  on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.
-------------------------------------------------------------------------------------------------------
CREDIT DEFAULT           To the extent  consistent  with  Subchapter M of the Internal  Revenue Code of
SWAPS                    1986,  as amended  (the  "Code"),  a Fund may enter into credit  default  swap agreements.  The "buyer" in a credit default  contract is obligated to pay the
                         "seller" a periodic stream of payments over the term of the contract  provided that no event of default on an underlying  reference  obligation has occurred.
                         If an event of default  occurs,  the seller must pay the buyer the "par value"
                         (full  notional  value)  of the  reference  obligation  in  exchange  for  the reference  obligation.  A Fund  may be  either  the  buyer  or  seller  in the transaction.  If a Fund is a buyer and no event of  default  occurs,  the Fund loses its investment  and recovers  nothing.  However,  if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller,  a Fund receives  income  throughout the term of the  contract,  which  typically  is between  six months and three years, provided that there is no default event.

                         Credit default swaps involve  greater risks than if a Fund had invested in the reference  obligation  directly.  In addition to general market risks,  credit default swaps are subject to illiquidity  risk,  counterparty  risk and credit risks. A Fund will enter into swap  agreements only with  counterparties  that are rated  investment  grade  quality  by at least one  nationally  recognized statistical rating  organization at the time of entering into such transaction or whose  creditworthiness is believed by the Adviser to be equivalent to such rating.  A buyer also will lose its investment  and recover  nothing should no event of default occur. If an event of default were to occur, the value of the reference  obligation  received  by the  seller,  coupled  with  the  periodic payments previously received, may be less than the full notional value it pays to the buyer,  resulting in a loss of value to the seller. When a Fund acts as a seller of a credit  default swap agreement it is exposed to many of the same
                         risks   of   leverage    described    under   "Risk    Factors   And   Special
                         Considerations--Leverage  Risk" since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
--------------------------------------------------------------------------------------------------------
SWAPS                    Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies,  interest rates or market  conditions,  to change the  duration  of the  overall  portfolio  or to
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                         mitigate default risk. In a standard "swap" transaction,  two parties agree to exchange  the  returns  (or  differentials  in rates of return)  on  different currencies,  securities, baskets of currencies or securities, indices or other instruments,  which returns are calculated with respect to a "notional value,"
                         i.e.,  the  designated   reference   amount  of  exposure  to  the  underlying
                         instruments.  A Fund  intends to enter into  swaps  primarily  on a net basis,
                         i.e.,  the two  payment  streams are netted out,  with the Fund  receiving  or paying,  as the case may be, only the net amount of the two  payments.  If the other party to a swap contract defaults,  the Fund's risk of loss will consist of the net  amount of  payments  that the Fund is  contractually  entitled  to receive.  The net amount of the excess, if any, of the Fund's obligations over its  entitlements  will be  maintained  in a segregated  account by the Fund's
                         custodian.   A  Fund  will  not  enter  into  a  swap  agreement   unless  the
                         claims-paying  ability  of  the  other  party  thereto  is  considered  to  be investment  grade by the Adviser.  If there is a default by the other party to such a transaction,  the Fund will have contractual  remedies  pursuant to the
                         agreements   related   to  the   transaction.   Swap   instruments   are   not
                         exchange-listed  securities  and may be  traded  only in the  over-the-counter market.
-------------------------------------------------------------------------------------------------------
INTEREST RATE            Interest rate swaps involve the exchange by a Fund with another party of their
SWAPS                    respective  commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).
-------------------------------------------------------------------------------------------------------
TOTAL RETURN             Total return swaps are contracts in which one party agrees to make payments of
SWAPS                    the total return from the designated  underlying  asset(s),  which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving  payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).
-------------------------------------------------------------------------------------------------------
CURRENCY SWAPS           Currency swaps involve the exchange of the two parties' respective commitments to pay or  receive  fluctuations  with  respect  to a  notional  amount of two
                         different   currencies   (e.g.,  an  exchange  of  payments  with  respect  to
                         fluctuations in the value of the U.S. dollar relative to the Japanese yen).
-------------------------------------------------------------------------------------------------------
CREDIT-LINKED            A credit-linked  note ("CLNs") is a derivative  instrument.  It is a synthetic
NOTES                    obligation  between two or more parties where the payment of principal  and/or interest  is  based  on  the  performance  of  some  obligation  (a  reference obligation).  In  addition  to credit risk of the  reference  obligations  and interest rate risk,  the  buyer/seller  of the CLN is subject to  counterparty risk.
-------------------------------------------------------------------------------------------------------
OPTIONS                  An option on a security is a contract that gives the holder of the option,  in return for a premium, the right to buy from (in the case of a call) or sell to
                         (in the case of a put) the writer of the option the  security  underlying  the option at a specified exercise or "strike" price. The writer of an option on a security  has the  obligation  upon  exercise  of the  option to  deliver  the underlying  security upon payment of the exercise price or to pay the exercise price upon delivery of the  underlying  security.  Certain  options,  known as
                         "American  style"  options may be exercised at any time during the term of the option.  Other options,  known as "European  style" options,  may be exercised only on the expiration date of the option.

                         If an option written by a Fund expires  unexercised,  the Fund realizes on the expiration  date a capital  gain equal to the premium  received by the Fund at the time the option was  written.  If an option  purchased  by a Fund  expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or  expiration,  an  exchange-traded  option may be closed out by an  offsetting  purchase or sale of an option of the same series
                         (type,  underlying security,  exercise price and expiration).  There can be no assurance,  however,  that a  closing  purchase  or  sale  transaction  can be effected  when a Fund  desires.  A Fund may sell  put or call  options  it has previously  purchased,  which could result in a net gain or loss  depending on whether  the amount  realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased.  A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium  received from writing the option, or, if it is more,  the Fund  will  realize a  capital  loss.  If the  premium received  from a closing  sale  transaction  is more than the premium  paid to purchase the option, a Fund will realize a capital gain or, if it is less, the
                         Fund will realize a capital loss.
-------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS        The sale of a futures contract creates an obligation by a Fund, as seller,  to deliver the specific type of financial instrument called for in
-------------------------------------------------------------------------------------------------------

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AND OPTIONS ON           the  contract at a specified  future  time for a specified  price.  Options on
FUTURES CONTRACTS        futures  contracts are similar to options on securities  except that an option on a futures  contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

                         At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial  margin  that a Fund  will  pay may  range  from  approximately  1% to approximately 5% of the value of the securities or commodities  underlying the
                         contract.  In  certain  circumstances,   however,  such  as  periods  of  high
                         volatility, a Fund may be required by an exchange to increase the level of its initial  margin  payment.  Additionally,  initial margin  requirements  may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation  margin" may be required,  a process known as "marking to the market."  Transactions in listed options  and  futures  are  usually  settled by  entering  into an  offsetting transaction,  and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

                         A Fund's use of futures and options on futures will in all cases be consistent with  applicable  regulatory  requirements  and in  particular  the  rules and regulations of the CFTC.
-------------------------------------------------------------------------------------------------------
FORWARD FOREIGN          A Fund may enter into forward  currency  contracts to purchase or sell foreign
CURRENCY                 currencies for a fixed amount of U.S. dollars or another foreign  currency.  A
CONTRACTS                forward  currency  contract  involves  an  obligation  to  purchase  or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward  currency  contract  agreed upon by the parties,  at a price set at the time the forward currency  contract is entered into.  Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
-------------------------------------------------------------------------------------------------------
SHORT SALES              A short sale is a transaction in which a Fund sells a security it does not own in  anticipation  that the market price of that security will decline.  When a
                         Fund  makes a short  sale,  it must  borrow  the  security  sold  short from a broker-dealer  and deliver it to the buyer upon conclusion of the sale. A Fund may have to pay a fee to borrow  particular  securities and is often obligated to pay over any payments received on such borrowed securities.

                         A Fund's  obligation  to  replace  the  borrowed  security  will be secured by collateral  deposited with the  broker-dealer,  usually cash, U.S.  government securities  or other  liquid  securities.  A Fund  will  also be  required  to designate on its books and records  similar  collateral  with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current  market value of the security  sold short.
                         Depending on arrangements made with the  broker-dealer  from which it borrowed the security regarding payment over of any payments received by a Fund on such security,  the Fund may not receive any payments  (including  interest) on its collateral deposited with such broker-dealer.

                         If the price of the  security  sold short  increases  between  the time of the short sale and the time a Fund replaces the borrowed  security,  the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain.
                         Any gain will be decreased,  and any loss increased,  by the transaction costs described  above.  Although a Fund's  gain is limited to the price at which it sold the security short, its potential loss is unlimited.

                         A Fund may also sell a security  short if it owns at least an equal  amount of the security sold short or another security convertible or exchangeable for an
                         equal  amount  of  the  security  sold  short   without   payment  of  further
                         compensation (a short sale against-the-box).  In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver  stock that it holds to close  the  position  if the  borrowed  stock is  called in by the lender,  which  would  cause gain or loss to be  recognized  on the  delivered stock.

                         Purchasing  securities  to close out the short  position  can itself cause the price of the  securities  to rise  further,  thereby  exacerbating  the  loss.
                         Short-selling  exposes a Fund to unlimited  risk with respect to that security
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                         due to the lack of an  upper  limit on the  price to which an  instrument  can rise.
-------------------------------------------------------------------------------------------------------
CAPITAL STRUCTURE        Capital structure  arbitrage  typically  involves  establishing long and short
ARBITRAGE                positions in securities (or their  derivatives)  at different  tiers within an issuer's capital  structure in ratios designed to maintain a generally neutral overall exposure to the issuer while exploiting a pricing  inefficiency.  Some issuers may also have more than one class of shares or an  equivalent  vehicle that trades in a different market (e.g.,  European equities and their American
                         Depositary  Receipt  counterparts).  This  strategy  seeks to profit  from the disparity in prices  between the various  related  securities in  anticipation that over time all tiers and  classes  will  become  more  efficiently  priced relative to one another.
-------------------------------------------------------------------------------------------------------
PAIR TRADES              Pair trades involve the establishment of a long position in one security and a short position in another  security at the same time. A pair trade attempts to minimize the effect of larger market trends and emphasizes the  performance of one security relative to another.
-------------------------------------------------------------------------------------------------------
REPURCHASE               Repurchase  agreements are loans or arrangements  under which a Fund purchases
AGREEMENTS               securities  and the  seller  agrees  to  repurchase  the  securities  within a specific  time and at a specific  price.  The  repurchase  price is  generally higher than the Fund's purchase price, with the difference being income to the
                         Fund.  Under the direction of the Board,  the Adviser reviews and monitors the creditworthiness  of any institution which enters into a repurchase  agreement with a Fund. The counterparty's obligations under the repurchase agreement are collateralized  with U.S.  Treasury  and/or agency  obligations  with a market value of not less than 100% of the  obligations,  valued daily.  Collateral is held by a  Fund's  custodian  in a  segregated,  safekeeping  account  for the benefit of the Fund.  Repurchase  agreements  afford a Fund an  opportunity to earn  income  on  temporarily  available  cash at low  risk.  In the  event of commencement  of  bankruptcy  or  insolvency  proceedings  with respect to the seller of the security  before  repurchase of the security  under a repurchase agreement,  a Fund may  encounter  delay and incur costs  before being able to sell the  security.  Such a delay may involve loss of interest or a decline in price of the security.  If the court  characterizes  the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing  some or all of the  principal  and  interest  involved  in the transaction.  A Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions.
-------------------------------------------------------------------------------------------------------
REVERSE                  A reverse  repurchase  agreement is an instrument  under which a Fund sells an
REPURCHASE               underlying  debt  security and  simultaneously  obtains the  commitment of the
AGREEMENTS               purchaser  (generally,  a  commercial  bank or a broker or dealer) to sell the security  back to the Fund at an agreed  upon  price on an agreed  upon  date.
                         Reverse  repurchase  agreements  could  involve  certain risks in the event of default  or  insolvency  of the  other  party,  including  possible  delays or restrictions upon a Fund's ability to dispose of the underlying securities. An additional  risk is that the market value of securities sold by a Fund under a reverse  repurchase  agreement could decline below the price at which the Fund is  obligated  to  repurchase  them.  Reverse  repurchase  agreements  will be considered  borrowings  by a  Fund  and  as  such  would  be  subject  to  any restrictions on borrowing.

                         Reverse  repurchase  agreements are also  generally  subject to earmarking and coverage  requirements,  with the result that,  the Fund will designate on its books and records on an ongoing basis, cash, U.S.  government  securities,  or other  liquid high grade debt  obligations  in an amount at least equal to the
                         Fund's obligations under the reverse repurchase agreement.
-------------------------------------------------------------------------------------------------------
PAY-IN-KIND BONDS        Pay-in-kind, or "PIK" bonds, are bonds which pay interest through the issuance of additional debt or equity securities.  Similar to zero coupon  obligations,
                         PIK bonds also carry  additional  risk as holders of these types of securities realize  no cash  until  the  cash  payment  date  unless  a  portion  of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its  investment.  The market price of PIK bonds is affected by interest rate changes to a greater  extent,  and therefore  tends to be more  volatile, than that of  securities  which pay  interest in cash.  Additionally,  current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its  qualification as a regulated  investment  company and avoid liability for federal income and excise taxes,  a Fund may be required to distribute  income accrued with respect to these  securities and may have to dispose of portfolio
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                         securities  under  disadvantageous  circumstances in order to generate cash to satisfy these distribution requirements.
-------------------------------------------------------------------------------------------------------
WHEN-ISSUED,             A Fund may purchase  securities on a  "when-issued"  basis and may purchase or
DELAYED-DELIVERY         sell  securities  on a  "forward  commitment"  basis in order to  acquire  the
AND FORWARD              security  or to offset  against  anticipated  changes  in  interest  rates and
COMMITMENT               prices.  When such transactions are negotiated,  the price, which is generally
PURCHASES                expressed in yield terms,  is fixed at the time the  commitment  is made,  but delivery  and  payment  for  the  securities  take  place  at  a  later  date.
                         When-issued  securities  and  forward  commitments  may be sold  prior  to the
                         settlement   date,  but  a  Fund  will  enter  into  when-issued  and  forward commitments  only with the intention of actually  receiving or delivering  the securities,  as the case may be. If a Fund  disposes of the right to acquire a when-issued  security  prior to its  acquisition  or  disposes of its right to deliver  or receive  against a forward  commitment,  it might  incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment  basis,  it will  designate on its books and records cash or liquid debt  securities  equal to at least the value of the  when-issued  or  forward commitment  securities.  The value of these assets will be monitored  daily to ensure that their marked to market value will at all times equal or exceed the corresponding  obligations  of a  Fund.  There  is  always  a  risk  that  the securities may not be delivered and that a Fund may incur a loss.  Settlements in the ordinary course,  which may take  substantially more than five business days,  are  not  treated  by a  Fund  as  when-issued  or  forward  commitment transactions and accordingly are not subject to the foregoing restrictions.
-------------------------------------------------------------------------------------------------------
SECURITIES LOANS         A Fund may lend assets to  registered  broker-dealers  or other  institutional investors  deemed by the Adviser to be of good standing under agreements which require that the loans be secured  continuously  by collateral  in cash,  cash equivalents or U.S.  Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities  loaned. A Fund continues to receive the  equivalent of the interest or dividends  paid by the issuer on the securities  loaned as well as the benefit of an increase and the detriment of any  decrease in the market value of the  securities  loaned and would also receive compensation based on investment of the collateral.  A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote  to be  taken  among  holders  of  the  securities  or of the  giving  or withholding of consent on a material matter affecting the investment.

                         As with other  extensions  of credit,  there are risks of delay in recovery or even loss of rights in the  collateral  should the borrower of the  securities fail  financially.  A Fund will lend portfolio  securities  only to firms that
                         have  been  approved  in  advance  by  the  Board,   which  will  monitor  the
                         creditworthiness of any such firms.
-------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES       A Fund may  invest  in  non-U.S.  securities,  which  may  include  securities denominated  in  U.S.  dollars  or in  non-U.S.  currencies  or  multinational currency units. A Fund may invest in non-U.S. securities of so-called emerging market issuers. For purposes of Credit Strategies Fund, a company is deemed to be a non-U.S.  company if it meets the following  tests:  (i) such company was not  organized in the United  States;  (ii) such  company's  primary  business office is not in the United  States;  (iii) the principal  trading  market for such company's  securities is not located in the United States; (iv) less than
                         50% of such company's  assets are located in the United States;  or (v) 50% or more of such  issuer's  revenues are derived  from outside the United  States.
                         Non-U.S.  securities  markets  generally  are not as developed or efficient as those in the United  States.  Securities  of some  non-U.S.  issuers  are less
                         liquid  and  more  volatile  than  securities  of  comparable  U.S.   issuers.
                         Similarly,  volume and liquidity in most non-U.S.  securities markets are less than in the United  States and, at times,  volatility  of price can be greater than in the United States.

                         Because evidences of ownership of such securities usually are held outside the
                         United States,  A Fund would be subject to additional  risks if it invested in
                         non-U.S.  securities,  which include possible  adverse  political and economic developments,  seizure or  nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of  principal  and interest on the non-U.S.  securities  to investors  located outside  the  country  of  the  issuer,  whether  from  currency  blockage  or otherwise.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                         Since  non-U.S.  securities  may be  purchased  with and  payable  in  foreign currencies,  the value of these  assets as  measured  in U.S.  dollars  may be affected  favorably or  unfavorably  by changes in currency rates and exchange control regulations.
-------------------------------------------------------------------------------------------------------
INVERSE FLOATERS         A Fund  may  invest  in  leveraged  inverse  floating  rate  debt  instruments
                         ("Inverse  Floaters").  The interest rate of an Inverse  Floater resets in the opposite direction from the market rate of interest to which it is indexed. An
                         Inverse  Floater  may be  considered  to be  leveraged  to the extent that its interest  rate varies by a magnitude  that exceeds the magnitude of the change in the index rate of  interest.  The higher  degree of  leverage  inherent  in
                         Inverse Floaters is associated with greater volatility in their market values.
-------------------------------------------------------------------------------------------------------
TEMPORARY                During periods in which Highland  determines that it is temporarily  unable to
DEFENSIVE POSITION       follow a Fund's  investment  strategy  or that it is  impractical  to do so or pending  re-investment  of proceeds  received in connection with the sale of a security,  the Fund may deviate from its investment strategy and invest all or
                         any   portion  of  its  assets  in  cash  or  cash   equivalents.   Highland's
                         determination  that it is  temporarily  unable to  follow a Fund's  investment strategy  or that it is  impractical  to do so will  generally  occur  only in situations in which a market  disruption  event has occurred and where trading in the  securities  selected  through  application  of the  Fund's  investment strategy is extremely  limited or absent. In such a case, shares of a Fund may be adversely  affected  and the Fund may not pursue or achieve its  investment objectives.
------------------------------------------------------------------------------------------------------

                                                                                    APPENDIX C

                        OWNERSHIP OF SHARES OF THE FUNDS

        Set forth in the table below is the dollar range of shares beneficially owned by each Director/Trustee in each Fund.


                                                                                AGGREGATE DOLLAR
                                                                                ----------------
                                                                                 RANGE OF EQUITY
                                                                                 ---------------
                                                                                SECURITIES IN ALL
                                                                                -----------------
                                                                                    REGISTERED
                                                                                    ----------
                                                                                    INVESTMENT
                                                                                    ----------
                                                                                    COMPANIES
                                                                                    ---------
                                                                                   OVERSEEN BY
                                                                                   -----------
                                                                                 BOARD MEMBER IN
                                                                                 ---------------
                         DOLLAR RANGE OF    DOLLAR RANGE OF   DOLLAR RANGE OF    HIGHLAND FAMILY
                         ---------------    ---------------   ---------------   ----------------
  NAME OF BOARD           SHARES OF HIGH   SHARES OF INCOME   SHARES OF CREDIT    OF INVESTMENT
  -------------           --------------   ----------------  ----------------    ---------------
     MEMBER              INCOME PORTFOLIO       SHARES*       STRATEGIES FUND*     COMPANIES**
     ------              ----------------       -------       ----------------     -----------
-------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
-------------------------------------------------------------------------------------------------
R. Joseph Dougherty            [   ]             [   ]            [   ]             [   ]
-------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------
Timothy K. Hui                 [   ]             [   ]            [   ]             [   ]
-------------------------------------------------------------------------------------------------
Scott F. Kavanaugh             [   ]             [   ]            [   ]             [   ]
-------------------------------------------------------------------------------------------------
James F. Leary                 [   ]             [   ]            [   ]             [   ]
-------------------------------------------------------------------------------------------------
Bryan A. Ward                  [   ]             [   ]            [   ]             [   ]
-------------------------------------------------------------------------------------------------
  *   Valued as of March 31, 2008.
  **  Valued as of December 31, 2007. "Family of Investment  Companies" consists of twelve registered  investment companies that share the Adviser as their investment  adviser  and that  hold  themselves  out to the  investors  as related companies for purposes of investment and investor services.


        As of March 31, 2008, the Directors and officers of each of High Income Portfolio, Income Shares and Credit Strategies Fund, as a group, owned [___]% of High Income Portfolio's outstanding common shares, [____]% of Income Shares' outstanding common shares, and [___]% of Credit Strategies Fund's outstanding common shares and did not own any preferred shares of either Fund.


        Set forth in the tables below is the security ownership in each Fund of each Director/Trustee and executive officer.


HIGH INCOME PORTFOLIO

                                         (3) Amount and
                       (2) Name of      Nature of Beneficial  (4) Value of
(1) Title of Class   Beneficial Owner      Ownership*           Securities      (5)Percent of Class
---------------------------------------------------------------------------------------------------
Common Stock        R. Joseph Dougherty       [__] shares        $[__]                        [__]%
Common Stock        Timothy K. Hui            [__] shares        $[__]                        [__]%
Common Stock        Scott F. Kavanaugh        [__] shares        $[__]                        [__]%
Common Stock        James F. Leary            [__] shares        $[__]                        [__]%
Common Stock        Bryan A. Ward             [__] shares        $[__]                        [__]%
Common Stock        James D. Dondero          [__] shares        $[__]                        [__]%
Common Stock        Mark Okada                [__] shares        $[__]                        [__]%
Common Stock        M. Jason Blackburn        [__] shares        $[__]                        [__]%
Common Stock        Michael Colvin            [__] shares        $[__]                        [__]%
    *   Valued as of March 31, 2008. Except as otherwise indicated,  each person has sole voting and investment power.

INCOME SHARES

                                         (3) Amount and
                       (2) Name of      Nature of Beneficial  (4) Value of    (5) Percent of Class
(1) Title of Class   Beneficial Owner      Ownership*           Securities
--------------------------------------------------------------------------------------------------
Common Stock         R. Joseph Dougherty         [__] shares       $[__]                     [__]%
Common Stock         Timothy K. Hui              [__] shares       $[__]                     [__]%
Common Stock         Scott F. Kavanaugh          [__] shares       $[__]                     [__]%
Common Stock         James F. Leary              [__] shares       $[__]                     [__]%
Common Stock         Bryan A. Ward               [__] shares       $[__]                     [__]%
Common Stock         James D. Dondero            [__] shares       $[__]                     [__]%
Common Stock         Mark Okada                  [__] shares       $[__]                     [__]%
Common Stock         M. Jason Blackburn          [__] shares       $[__]                     [__]%
Common Stock         Michael Colvin              [__] shares       $[__]                     [__]%
    *   Valued as of March 31, 2008. Except as otherwise indicated,  each person has sole voting and investment power.

CREDIT STRATEGIES FUND


                                         (3) Amount and
                       (2) Name of      Nature of Beneficial  (4) Value of    (5) Percent of Class
(1) Title of Class   Beneficial Owner       Ownership*          Securities
--------------------------------------------------------------------------------------------------
Common Stock         R. Joseph Dougherty         [__] shares       $[__]                     [__]%
Common Stock         Timothy K. Hui              [__] shares       $[__]                     [__]%
Common Stock         Scott F. Kavanaugh          [__] shares       $[__]                     [__]%
Common Stock         James F. Leary              [__] shares       $[__]                     [__]%
Common Stock         Bryan A. Ward               [__] shares       $[__]                     [__]%
Common Stock         James D. Dondero            [__] shares       $[__]                     [__]%
Common Stock         Mark Okada                  [__] shares       $[__]                     [__]%
Common Stock         M. Jason Blackburn          [__] shares       $[__]                     [__]%
Common Stock         Michael Colvin              [__] shares       $[__]                     [__]%
    *   Valued as of March 31, 2008. Except as otherwise indicated,  each person has sole voting and investment power.


SHARE OWNERSHIP AND CERTAIN BENEFICIAL OWNERS


        To the knowledge of management of the Funds and the Board, the following stockholder(s)/shareholder(s) or "groups", as the term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), beneficially owned, or were owners of record of, more than 5% of each Fund's outstanding shares as of April 14, 2008:

CREDIT STRATEGIES FUND

                                                    (3) Amount and
                       (2) Name and Address       Nature of Beneficial
(1) Title of Class      of Beneficial Owner            Ownership*         (4) Percent of Class
------------------------------------------------------------------------------------------------
Common Stock           Loomis Sayles & Co., L.P.   3,638,380 shares*      10.54%
                       One Financial Center
                       Boston, MA 02111
------------------------------------------------------------------------------------------------
    *   Reflects sole voting power with respect to 3,143,747 shares,  shared voting power with respect  to 84,774  shares and sole  dispositive  power  with  respect to all  shares.
        Loomis, Sayles & Co., L.P. disclaims beneficial ownership of all shares.

HIGH INCOME PORTFOLIO

                                                          (3) Amount and
                          (2) Name and Address         Nature of Beneficial
(1) Title of Class        of Beneficial Owner              Ownership*         (4) Percent of Class
----------------------------------------------------------------------------------------------------
     Common Stock         First Trust Portfolios L.P.   2,188,768 shares*       7.1%
                          1001 Warrenville Road
                          Lisle, Illinois 60532
----------------------------------------------------------------------------------------------------
    * Reflects  shared voting and shared  dispositive  power with respect to all shares.

        The management of the Funds and the Board is not aware of any stockholder(s)/shareholder(s) or "groups", as the term is defined in Section 13(d) of the 1934 Act, that beneficially owned, or were owners of record of, more than 5% of Income Shares' outstanding shares as of April 14, 2008.

                                                                      APPENDIX D


           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


        At meetings held on December 14, 2007 (for High Income Portfolio) and March 7, 2008 (for Income Shares), each of High Income Portfolio's and Income Shares' Audit Committees approved, and each of High Income Portfolio's and Income Shares' Boards, including a majority of the Non-Interested Directors, ratified the selection of Deloitte & Touche LLP ("D&T") as High Income Portfolio's and Income Shares' independent registered public accounting firm for the fiscal year ending October 31, 2008 for High Income Portfolio and December 31, 2008 for Income Shares. Representatives of D&T will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions. After reviewing High Income Portfolio's and Income Shares' audited financial statements for the fiscal year ended October 31, 2007 for High Income Portfolio and December 31, 2007 for Income Shares, the Audit Committee of each of High Income Portfolio and Income Shares recommended to the respective Fund's Board that such statements be included in the Fund's annual report to shareholders. A copy of the Audit Committee's report appears below.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES


The following chart reflects fees to D&T in each of High Income Portfolio's and Income Shares's last two fiscal years. One hundred percent (100%) of all services provided by D&T to each of High Income Portfolio and Income Shares were pre-approved. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with High Income Portfolio's and Income Shares's pre-approval policies and procedures, the Audit Committee of each of High Income Portfolio and Income Shares must pre-approve all non-audit services provided by D&T, and all non-audit services provided by D&T to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to High Income Portfolio and Income Shares that are related to the operations and financial reporting of High Income Portfolio and Income Shares. The pre-approval requirement is waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to D&T by the relevant fund during the fiscal year in which the non-audit services are provided. In February 2008, it was determined by D&T that D&T provided personal income tax services to James D. Dondero, President of each of High Income Portfolio and Income Shares and President and Director of Strand Advisors, Inc. ("Strand"), the general partner of the Adviser, and Mark Okada, Executive Vice President of each of High Income Portfolio and Income Shares and Executive Vice President of Strand, during the 2006 tax year. D&T reported that the total fees related to these services were $80,575. The Audit Committee considered the nature of the services provided by D&T to Messrs. Dondero and Okada and the fee for such services and concluded that the provision of such services did not impair D&T's independence with respect to High Income Portfolio and Income Shares. D&T did not provide any other services during last two fiscal years of High Income Portfolio and Income Shares to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the relevant Fund, and which services are related to the operations and financial reporting of the relevant Fund.

-------------------------------------------------------------------------------------------------
                                        HIGH INCOME PORTFOLIO               INCOME SHARES
-------------------------------------------------------------------------------------------------
FISCAL YEAR ENDED                     2006(1)           2007(1)        2006(2)        2007(2)
-------------------------------------------------------------------------------------------------
AUDIT FEES                        $31,000           $32,000          $36,000       $37,000
-------------------------------------------------------------------------------------------------
AUDIT-RELATED FEES                $15,000(3)        $15,000(3)       $15,000(3)    $11,250(3)
-------------------------------------------------------------------------------------------------
TAX FEES                          $5,000(4)         $5,000(4)        $5,000(4)     $5,000(4)
-------------------------------------------------------------------------------------------------
ALL OTHER FEES                    $7,000(5)         $0(5)            $7,000(5)     $0(5)
---------------------------------------------------------------------------------- --------------
AGGREGATE NON-AUDIT FEES          $497,550          $676,050         $497,550      $751,525
-------------------------------------------------------------------------------------------------

(1) For each of the fiscal  years ended  October 31, 2006 and October 31,  2007.
(2) For each of the fiscal years ended  December 31, 2006 and December 31, 2007.
(3) Services to High Income Portfolio consisted of review of quarterly reports and services to Income Shares consisted of a review of a semi-annual regulatory filing.

(4) Services to High Income Portfolio and Income Shares consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

(5) Services consisted of agreed-upon procedures related to compliance with rating agency guidelines for the Preferred Shares.

AUDIT FEES. Audit fees consist of fees billed for professional services rendered for the audit of the Company's year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by D&T in connection with statutory and regulatory filings. These services also include the required audits of the Company's internal controls over financial reporting.

AUDIT-RELATED FEES. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of High Income Portfolio's and Income Shares' consolidated financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

TAX FEES. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

ALL OTHER FEES. All other fees would include fees for products and services other than the services reported above.

                         REPORTS OF THE AUDIT COMMITTEE

        The Audit Committee oversees each of High Income Portfolio's and Income Shares' accounting and financial reporting processes and the audits of each of its financial statements. Management is responsible for the preparation, presentation and integrity of the financial statements, the accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations of each of High Income Portfolio and Income Shares. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report dated October 31, 2007 with respect to High Income Portfolio, and in the Annual Report dated December 31, 2007 with respect to Income Shares, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of
significant  judgments,   and  the  clarity  of  disclosures  in  the  financial
statements.

        In the performance of its oversight function, the Committee has considered and discussed the above described October 31, 2007 and December 31, 2007 audited financial statements with management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by the Public Company Accounting Oversight Board ("PCAOB") Rule AU 380, THE AUDITOR'S COMMUNICATION WITH THOSE CHARGED WITH GOVERNANCE. The Committee reviewed with D&T, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the applicable Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from D&T required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, has considered whether the provision of other non-audit services by D&T and PwC to the applicable Funds are compatible with maintaining D&T's independence, and has discussed with D&T the independence of each independent registered public accounting firm.

        The Committee discussed with D&T the overall scope and plans for the applicable audit. The Committee met with D&T, with and without management present, to discuss the results of their audits, their evaluations of the applicable Fund's internal controls, and the overall quality of the applicable Fund's financial reporting. Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board (and the Board has approved) that the applicable Fund's audited financial statements be included in (i) the annual report to shareholders for High Income Portfolio for the fiscal year ended October 31, 2007 and (ii) the annual report to shareholders for Income Shares for the fiscal year ended December 31, 2007 and as filed with the SEC.

        Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and D&T. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that each audit of the financial statements of High Income Portfolio and Income Shares has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the independent registered public accounting firm of each of High Income Portfolio and Income Shares is, in fact, "independent."

               Scott F. Kavanaugh, Audit Committee Chair
               Timothy K. Hui, Audit Committee Member
               James F. Leary, Audit Committee Member
               Bryan A. Ward, Audit Committee Member

                       STATEMENT OF ADDITIONAL INFORMATION
                          RELATING TO REORGANIZATION OF

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                                       AND
                       PROSPECT STREET INCOME SHARES INC.
         (each an "Acquired Fund" and collectively the "Acquired Funds")

                                      INTO

                         HIGHLAND CREDIT STRATEGIES FUND
    (the "Acquiring Fund," and together with the Acquired Funds, the "Funds")

                            DATED [__________], 2008



This   Statement  of  Additional   Information   ("SAI")  is  available  to  the
shareholders of Prospect Street High Income Portfolio Inc. ("High Income Portfolio") and Prospect Street Income Shares Inc. ("Income Shares") in
connection with proposed reorganizations (each a "Reorganization" and collectively the "Reorganizations") whereby each Acquired Fund will reorganize into the Acquiring Fund and shareholders of each Acquired Fund will receive common shares of the Acquiring Fund equal to the net asset value of their holdings in that Acquired Fund. Each Acquired Fund will then (1) de-register with the Securities and Exchange Commission (the "SEC"), (2) de-list from the NYSE and (3) dissolve under Maryland corporate law. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement and Prospectus dated [________], 2008, relating to the Reorganizations (the "Proxy Statement/Prospectus").

THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT/PROSPECTUS. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to Highland Funds, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940. You may also obtain a copy of the Proxy Statement/Prospectus on the SEC's web site at (http://www.sec.gov).

Credit Strategies Fund's annual report to shareholders dated December 31, 2007, High Income Portfolio's annual report to shareholders dated October 31, 2007, and Income Shares' annual report to shareholders dated December 31, 2007 are incorporated by reference into (and therefore legally part of) this Statement of Additional Information.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page
                                                                           ----
Investment Restrictions.........................................................
Additional Investment Information...............................................
Management of the Funds.........................................................
Portfolio Transactions and Brokerage............................................
Tax Matters.....................................................................
Additional Information..........................................................
Pro Forma Financial Statements..................................................
Appendix A Ratings of Investments............................................A-1
Appendix B Proxy Voting Procedures...........................................B-1

                             INVESTMENT RESTRICTIONS

CREDIT STRATEGIES FUND
----------------------

     Except as described below, the Acquiring Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

     (1) invest 25% or more of the value of its total assets in any single industry or group of industries;

     (2) issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when-issued and forward commitment transactions and similar investment strategies;

     (3) make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33?% of the Acquiring Fund's total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33? of the Acquiring Fund's total assets;

     (4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Acquiring Fund may be deemed to be an underwriter;

     (5) purchase or sell real estate, except that the Acquiring Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, and instruments secured by real estate or interests therein and the Acquiring Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Acquiring Fund's ownership of such other assets; or

     (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Acquiring Fund becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

     As currently relevant to the Acquiring Fund, the 1940 Act requires an asset coverage of 200% for a closed-end fund issuing preferred stock and for borrowings exceeding 5% of the Acquiring Fund's assets (excluding temporary borrowings).

     The Acquiring Fund will not engage in any activities described under investment restriction number 2 pursuant to which the lenders would be able to foreclose on more than 33 1/3% of the Acquiring Fund's total assets.

     The Acquiring Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Acquiring Fund's Board of Trustees ("Acquiring Fund Board") and without shareholder approval. The Acquiring Fund may not:

     (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Acquiring Fund's total assets and the Acquiring Fund's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Acquiring Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security; and

     (2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. Under the 1940 Act, the Acquiring Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in shares of any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Acquiring Fund will bear its ratable share of that investment company's expenses and will remain subject to payment of advisory fees and other expenses with respect to assets invested therein. Holders of common shares will therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition, to comply with the federal tax requirements for qualification as a regulated investment company, the Acquiring Fund's investments must meet certain diversification requirements. See "Tax Matters."

     For purposes of this SAI, a "majority of the outstanding" shares means (a) 67% or more of a Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (b) more than 50% of its outstanding voting securities, whichever is less (a "1940 Act Majority Vote").

     The percentage limitations applicable to the Acquiring Fund's portfolio described in the Proxy Statement/Prospectus and this SAI apply only at the time of investment, except that the percentage limitation with respect to borrowing applies at all times, and the Acquiring Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.

INCOME SHARES
-------------

     Income Shares' investment objectives, its policy to invest at least 50% of its total assets in debt securities rated in the four highest rating categories assigned by nationally recognized rating agencies, or other securities such as U.S. and Canadian government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents, or nonrated debt securities deemed by Highland Capital Management, L.P. ("Highland" or "Adviser") to be of comparable quality, and all of the investment restrictions listed below have been adopted by Income Shares as fundamental policies. Fundamental policies of Income Shares may not be changed without a 1940 Act Majority Vote of the shares of common stock and preferred stock, voting as separate classes. All other investment policies or practices are considered by Income Shares not to be fundamental and accordingly may be changed by Income Shares' Board of Directors ("Income Shares Board") without stockholder approval.

     Income Shares will not:

     1. Issue senior securities as defined in the 1940 Act, except in connection with borrowing permitted in restriction 2 below, issuing a class or classes of preferred stock to the extent permitted under the 1940 Act or to the extent investments in interest rate futures contracts or fixed income options permitted in restriction 19 below are considered to result in the issuance of senior securities.

     2.     Borrow money, except for investment leverage.

     3. Mortgage, pledge or hypothecate its assets, except in connection with borrowing money as mentioned in restriction 2 above or the issuance of a class or classes of preferred stock as described in restriction 1 above. This provision shall not apply to deposits, or similar arrangements, made in connection with the entering into or holding of interest rate futures contracts or purchasing, selling, holding or writing fixed income options.

     4. Act as underwriter, except to the extent that, in connection with the disposition of restricted portfolio securities, Income Shares may be deemed to be an underwriter under applicable laws.

     5. Purchase or sell real estate or interests in real estate, except that Income Shares may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     6. Purchase or sell commodities or commodity contracts, except that Income Shares may enter into interest rate futures contracts or fixed income options and make deposits or have similar arrangements in connection therewith.

     7. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than cash items and securities of the U.S. government or its agencies or instrumentalities), or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

     8. Invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

     9. Invest more than 25% of the value of its total assets in securities of issuers in any one industry (gas, electric and telephone companies will be considered to be in separate industries, as will banks, finance companies, savings and loan associations, insurance companies and other credit institutions) except that at times when a significant portion of the market for corporate debt securities is composed of issues in the electric utility industry or the telephone utility industry, as the case may be, Income Shares may invest up to 35% of its assets in the issues of such industry if Income Shares has cash for such investment and if, in the judgment of management, the return available from such securities and the marketability, quality and availability thereof justify such concentration in light of Income Shares' investment objectives. The market for corporate debt securities will be considered to be composed of a significant portion of debt securities of either, the electric utility industry or the telephone utility industry, as the case may be, at any time that, to the best of Income Shares' knowledge, 10% or more of the principal amounts of all new issue offerings of corporate debt securities in principal amounts of $25,000,000 or more and within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Fitch, Inc., offered within the prior 60-day period or scheduled to be offered during the subsequent 30-day period consists of such issues in such industry.

     10. Purchase or retain the securities of any issuer, if, to Income Shares' knowledge, those officers or directors of Income Shares or of the Adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     11. Make loans to other persons, except for the purchase of debt securities in private placement transactions or public offerings in accordance with Income Shares' investment objectives and policies and for loans of portfolio securities as described above.

     12. Purchase securities on margin, except that Income Shares may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and except that Income Shares may enter into and hold interest rate futures contracts and purchase, sell, hold or write fixed income options and may make deposits or make similar arrangements in connection therewith.

     13. Participate on a joint or joint and several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities and other accounts under the management of the Adviser or affiliates to save commissions or to average prices among them is not deemed to result in a securities trading account.

     14. Purchase interests in oil, gas, or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production of or transmission of oil, gas or other materials.

     15. Invest in puts, calls or combinations thereof except fixed income options.

     16.    Make short sales, except sales "against the box."

     17.    Purchase the securities of other investment companies.

     18.    Invest for the purposes of exercising control or management.

     19. Enter into any interest rate futures contract or write any fixed income option if, immediately thereafter, the sum of (a) the then aggregate futures and option market prices of financial instruments and fixed income options required to be delivered under open futures contract sales of Income Shares and open fixed income call options written by Income Shares and (b) the aggregate purchase price under open futures contract purchases of Income Shares and open fixed income put options written by Income Shares, would exceed, in the aggregate, an amount equal to the lesser of (i) 5% of Income Shares' net asset value or (ii) one-third of the total assets of Income Shares less all liabilities not related to fixed income options written by Income Shares and interest rate futures contracts.

     Although the provisions of restriction 3 (with respect to futures contracts), 6 and 12 permit Income Shares to certain practices to a limited extent, Income Shares does not have any current intention of engaging in such practices. Income Shares will not make any investment permitted by the exceptions to Income Shares' investment restrictions if the investment would adversely affect the ratings assigned by Moody's and/or Standard & Poor's to its outstanding preferred stock.

     Notwithstanding restriction 6, Income Shares is permitted to buy certain debt securities, known as Principal Exchange Rate Linked Securities (PERLS), in which the interest or principal component is determined by calculating with reference to a formula based on one or more commodities, including currencies, so long as the security does not constitute a commodity or commodity contract. For example, Income Shares may buy certain debt securities issued by the Federal National Mortgage Association ("FNMA"), a U.S. government agency, which carry an additional risk not associated with other FNMA issues. They pay interest based upon a specified interest rate and a principal amount denominated in U.S. dollars. At maturity, the principal is paid in U.S. dollars, but the amount of principal that will be paid is calculated according to a predetermined formula involving the value of one or more foreign currencies on a particular date near the maturity date (the "principal payment formula"). This kind of security is subject to the risk that the currency that is part of the principal payment formula may be valued at an amount which could cause the principal paid at maturity to be greater or less than the amount of principal upon which the interest rate is calculated.

     By virtue of restriction 8, it would be possible for Income Shares to invest up to 25% of its assets in restricted securities, which are securities acquired in private placement transactions. Such securities generally may not be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), except in transactions exempt from the registration requirements of the Securities Act. This limitation on resale can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale, the securities are registered under the Securities Act at Income Shares' expense, Income Shares' expenses would be increased.

     By virtue of restriction 9, it would be possible for Income Shares to invest up to 70% of its assets in securities of the electric utility and telephone utility industries (up to 35% in each of such industries) if Income Shares had cash for such investment and if, in Income Shares' judgment, the return available from such industry, and the marketability, quality and
availability   of  the  debt   securities  of  such  industry,   justified  such
concentration in light of Income Shares' investment objectives. However, if sufficient cash was not available or if the securities available did not meet the above-mentioned tests of return, marketability, quality and availability, such concentration would not occur. Also, Income Shares would not be required to sell portfolio securities in order to make cash available for such concentration, although Income Shares would not be prohibited from doing so. Furthermore, Income Shares' ability to so concentrate its assets would always be contingent upon compliance with other applicable investment restrictions. Concentration of Income Shares' assets in either the electric utility or the telephone utility industries could result in increased risks. Risks of investments in either industry may arise from difficulties in obtaining an adequate return on capital because of financing costs and construction programs and the fact that regulatory authorities might not approve rate increases sufficient to offset increases in operating expenses. In addition, risks of investments in the electric utility industry may arise from environmental conditions, fuel shortages and government-mandated energy conservation programs.

     By virtue of restriction 19, Income Shares has a limited ability to enter into interest rate futures contracts and to write fixed income options. Interest rate futures contracts and fixed income options create an obligation by Income Shares to purchase or to sell a specific financial instrument at a specified future time at a specified price. The principal risk of interest rate futures contracts and fixed income options is that unexpected changes in the general level of interest rates could adversely affect the value of the investment. Income Shares has not written fixed income options for several years and has never entered into interest rate futures contracts.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of Income Shares' investments or amount of total assets will not be considered a violation of any of the foregoing restrictions. With respect to restriction 2, however, if borrowings exceed the amount permitted under the 1940 Act as a result of a change in values or assets, Income Shares must take steps to reduce such borrowings at least to the extent of such excess.

HIGH INCOME PORTFOLIO
---------------------

     High Income Portfolio's investment objective, its policy to invest at least 65% of its total assets in high-yield securities rated in the lower categories by recognized rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality and the following investment restrictions have been adopted by High Income Portfolio as fundamental policies. Fundamental policies of High Income Portfolio may not be changed without a 1940 Act Majority Vote of the shares of common stock and preferred stock, voting as separate classes. All other investment policies or practices are considered by High Income Portfolio not to be fundamental and accordingly may be changed by High Income Portfolio's Board of Directors ("High Income Board") (collectively, High Income Board, Income Shares Board and Acquiring Fund Board, the "Boards") without stockholder approval.

     High Income Portfolio may not:

     1. Borrow money (through reverse repurchase agreements or otherwise) or issue any senior securities (as defined in the 1940 Act), except as permitted by the 1940 Act.

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that High Income Portfolio may make margin payments in connection with transactions in futures contracts and options.

     4. Make short sales of securities or maintain a short position for the account of High Income Portfolio unless at all times when a short position is open High Income Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issuer as, and in equal amount to, the securities sold short.

     5. Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of its portfolio investments, High Income Portfolio may be deemed to be an underwriter under the federal securities laws.

     6. Purchase or sell real estate, although High Income Portfolio may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

     7. Purchase or sell commodities or commodity contracts, except that High Income Portfolio may purchase or sell financial futures contracts and related options as provided in the Proxy Statement/Prospectus and this SAI.

     8. Make loans, except by the acquisition of loan interests and other debt obligations in which High Income Portfolio may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

     9. With respect to 75% of the value of High Income Portfolio's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the value of High Income Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

     10. With respect to 75% of the value of High Income Portfolio's total assets, acquire more than 10% of the outstanding voting securities of any issuer.

     11. Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

     12. Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

     13. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although High Income Portfolio may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

     14.    Make   investments  for  the  purpose  of  exercising  control  or management over the issuer of any security.

     15. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that High Income Portfolio may write call options and invest in futures contracts and related options as provided in the Proxy Statement/Prospectus and this SAI.

     With respect to restriction 1, the 1940 Act permits a closed-end investment company, such as High Income Portfolio, to issue a note in consideration for any privately arranged loan that is not intended to be publicly distributed, or a note evidencing a temporary loan that does not exceed 5% of the company's total assets at the time it is made. The 1940 Act also permits closed-end investment companies to issue senior securities representing debt or preferred stock, subject to certain conditions. With respect to restrictions 1 and 2, the 1940 Act permits a closed-end investment company to borrow (leverage) by issuing debt in an amount up to 33?% of its total assets and by issuing preferred stock in an amount up to 50% of its total assets (as described in the Proxy Statement/Prospectus, in the case of debt, the company must have asset coverage of 300% immediately after such issuance, and, in the case of stock, 200% coverage is required). As such, under restriction 2, High Income Portfolio may pledge, hypothecate, mortgage or otherwise encumber its assets in connection with such borrowings permitted under restriction 1 in amounts up to 33?% of its total assets. In addition to the prohibitions listed in restriction 6, High Income Portfolio has no intention to purchase or sell real estate or invest in real estate mortgages.

     Although the provisions of certain restrictions permit High Income Portfolio to engage in transactions in futures contracts to a limited extent, High Income Portfolio does not have any current intention of engaging in such transactions. High Income Portfolio will not make any investment permitted by the exceptions to High Income Portfolio's investment restrictions if the investment would adversely affect the ratings assigned by Standard & Poor's and/or Moody's to its outstanding preferred stock.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of High Income Portfolio's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions. With respect to restriction 1, however, if borrowings exceed the amount permitted under the 1940 Act as a result of a change in values or assets, High Income Portfolio must take steps to reduce such borrowings at least to the extent of such excess.

                        ADDITIONAL INVESTMENT INFORMATION

CREDIT STRATEGIES FUND
-----------------------

     The following is a description of the various investments Acquiring Fund may acquire, whether as a primary or secondary strategy. The information supplements the discussion of the Acquiring Fund's investment objectives, policies and techniques that are described in the Proxy Statement/Prospectus.

SHORT-TERM DEBT SECURITIES

     For temporary defensive purposes or to keep cash on hand, the Acquiring Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
     (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. Highland monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Highland does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. Highland will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation's ability to meet all of its financial obligations, because the Acquiring Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

EQUITY SECURITIES

     The Acquiring Fund may invest in equity securities including preferred stock, warrants and depository receipts.

     PREFERRED STOCK. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     WARRANTS. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Acquiring Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     DEPOSITORY RECEIPTS. The Acquiring Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or U.S. underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs may present additional investment considerations of non-U.S. securities.

VARIABLE AND FLOATING RATE INSTRUMENTS

     The Acquiring Fund may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Acquiring Fund may invest in leveraged inverse floating rate debt instruments ("Inverse Floaters"). The interest rate of an Inverse Floater resets in the opposite direction from the market rate of interest to which it is indexed. An Inverse Floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in Inverse Floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Acquiring Fund. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Acquiring Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Acquiring Fund is not entitled to exercise its demand rights.

     With respect to purchasable variable and floating rate instruments, Highland will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Acquiring Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Acquiring Fund is not entitled to exercise its demand rights, and the Acquiring Fund could, for these or other reasons, suffer a loss, with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Acquiring Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

DERIVATIVE TRANSACTIONS AND RISK MANAGEMENT

     Consistent with its investment objectives and policies set forth in the Proxy Statement/Prospectus and in addition to its option strategy, the Acquiring Fund may also enter into certain risk management transactions. In particular, the Acquiring Fund may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions. Derivative Transactions may be used to attempt to protect against possible changes in the market value of the Acquiring Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Acquiring Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Derivative Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Derivative Transaction is a function of market conditions. The ability of the Acquiring Fund to manage them successfully will depend on Highland's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Derivative Transactions that the Acquiring Fund may use are described below. Although the Acquiring Fund recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Acquiring Fund may seek to use these strategies in certain circumstances.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In connection with its Derivative Transactions and other risk management strategies, the Acquiring Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Acquiring Fund will engage in such transactions only for bona fide risk management and other portfolio management purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS. The Acquiring Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Acquiring Fund may engage in various forward currency contract strategies:

     o The Acquiring Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Acquiring Fund intends to acquire. The Acquiring Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

     o The Acquiring Fund may also use forward currency contracts to shift the Acquiring Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Acquiring Fund owns securities denominated in a foreign currency and Highland believes that currency will decline relative to another currency, the Acquiring Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.

     o The Acquiring Fund may also purchase forward currency contracts to enhance income when Highland anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

     o The Acquiring Fund may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.

     o The Acquiring Fund could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Acquiring Fund's existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Acquiring Fund's existing investments are denominated.

     o The Acquiring Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if Highland anticipates that there will be a correlation between the two currencies.

     o The cost to the Acquiring Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

     o When the Acquiring Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Acquiring Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the
          Acquiring Fund might be unable to close out a forward currency contract. In either event, the Acquiring Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Acquiring Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.

     CALLS ON SECURITIES, INDICES AND FUTURES CONTRACTS. In addition to its option strategy, in order to enhance income or reduce fluctuations on net asset value, the Acquiring Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Acquiring Fund must be "covered" as long as the call is outstanding (i.e., the Acquiring Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Acquiring Fund exposes the Acquiring Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Acquiring Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Acquiring Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

     PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. In addition to its option strategy, the Acquiring Fund may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Acquiring Fund may also sell puts on securities, indices or futures contracts on such securities if the Acquiring Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. In selling puts, there is a risk that the Acquiring Fund may be required to buy the underlying security at a price higher than the current market price.

     INTEREST RATE TRANSACTIONS. Among the Derivative Transactions in which the Acquiring Fund may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund intends to use these transactions for risk management purposes and not as a speculative investment. The Acquiring Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Acquiring Fund may enter into interest rate swaps, caps and floors on either an asset based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Derivative Transactions are incurred into for good faith risk management purposes. Highland and the Acquiring Fund believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Acquiring Fund will accrue the net amount of the excess, if any, of the Acquiring Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Acquiring Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

     CREDIT DERIVATIVES. The Acquiring Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

     There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Highland is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Highland is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Acquiring Fund. The Acquiring Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Acquiring Fund purchases a default option on a security, and if no default occurs with respect to the security, the Acquiring Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Acquiring Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

     Below under "General Characteristics of Risks of Derivative Transactions" is further information about the characteristics, risks and possible benefits of Derivative Transactions and the Acquiring Fund's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Derivative Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Acquiring Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by Highland; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Acquiring Fund being in a worse position than if such techniques had not been used.

     Certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), may affect the Acquiring Fund's ability to engage in Derivative Transactions. See "Tax Matters."

GENERAL CHARACTERISTICS AND RISKS OF DERIVATIVE TRANSACTIONS

     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Proxy Statement/Prospectus, the Acquiring Fund will engage in Derivative Transactions. The Acquiring Fund will engage in such activities in the Adviser's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Acquiring Fund occur. The Acquiring Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Derivative Transactions may give rise to taxable income.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

     The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Acquiring Fund's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Acquiring Fund will experience a loss in the amount of the option premium plus any related commissions. When the Acquiring Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Acquiring Fund receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Acquiring Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

     The Acquiring Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

     CHARACTERISTICS. The Acquiring Fund may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Acquiring Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Acquiring Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Acquiring Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Acquiring Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES. The Acquiring Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Acquiring Fund currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Acquiring Fund may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Acquiring Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Acquiring Fund's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Acquiring Fund's Board at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

     SEGREGATION AND COVER REQUIREMENTS. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Acquiring Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Acquiring Fund does not hold the security or futures contract underlying the instrument, the Acquiring Fund will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Acquiring Fund's obligations with respect to such instruments.

     SUCH AMOUNTS FLUCTUATE AS THE OBLIGATIONS INCREASE OR DECREASE. The earmarking requirement can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

     DERIVATIVE TRANSACTIONS PRESENT CERTAIN RISKS. With respect to Derivative Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Acquiring Fund's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Derivative Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Acquiring Fund to successfully utilize Derivative Transactions will depend on the Adviser's and the sub-adviser's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Acquiring Fund has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Derivative Transactions will reduce net asset value.

     REGULATORY CONSIDERATIONS. The Acquiring Fund has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

OTHER INVESTMENT POLICIES AND TECHNIQUES

     BRADY BONDS

     The Acquiring Fund's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Acquiring Fund may purchase have no or limited collateralization, and the Acquiring Fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Acquiring Fund may invest are likely to be acquired at a discount.

     MEZZANINE INVESTMENTS

     The Acquiring Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

     LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Acquiring Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporation or foreign government and one or more financial institutions ("Lenders"). The Acquiring Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Acquiring Fund having a contractual relationship only with the Lender not the borrower. The Acquiring Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Acquiring Fund and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Acquiring Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Acquiring Fund may not directly benefit from any collateral supporting the Loan in which is has purchased the Participation. As a result the Acquiring Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Acquiring Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Acquiring Fund will acquire Participations only if the Lender interpositioned between the Acquiring Fund and the borrower is determined by Highland to be creditworthy. When the Acquiring Fund purchases Assignments from Lenders, the Acquiring Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Acquiring Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The  Acquiring  Fund may  have  difficulty  disposing  of  Assignments  and
Participations. Because there is no liquid market for such securities, the Acquiring Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Acquiring Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Acquiring Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Acquiring Fund to assign a value to those securities for purposes of valuing the Acquiring Fund's portfolio and calculating its net asset value.

     STRUCTURED INVESTMENTS

     The Acquiring Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Acquiring Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

     The Acquiring Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

     Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Acquiring Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.

     PROJECT LOANS

     The Acquiring Fund may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. government.

HIGH INCOME PORTFOLIO
---------------------

     The following is a description of the investments of High Income Portfolio may acquire, whether as a primary or secondary strategy. The following information supplements the discussion of the High Income Portfolio's investment objectives, policies and techniques that are described in the Proxy Statement/Prospectus.

     FOREIGN INVESTMENTS

     High Income Portfolio may invest up to 10% of the value of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. and foreign banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to High Income Portfolio including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging foreign currencies for payments in U.S. dollars and nonnegotiated brokerage commissions in foreign countries may reduce the yield on foreign securities. In the event of a default in payment on foreign securities, High Income Portfolio may incur increased costs to obtain a judgment against the foreign issuer in the United States or abroad.

     High Income Portfolio may buy or sell foreign currencies or deal in forward foreign currency contracts to hedge against possible fluctuations in exchange rates that may affect the yield of High Income Portfolio when the foreign currencies are converted in payment in U.S. dollars. High Income Portfolio will use currency transactions only for hedging and not speculative purposes. High Income Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. High Income Portfolio's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of High Income Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency. High Income Portfolio may not use position hedging with respect to a particular currency to an extent greater than the aggregate market value (at the time of entering into the position hedge) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If High Income Portfolio enters into a position hedging transaction, High Income Portfolio will set aside cash or permissible liquid securities in an amount equal to the value of High Income Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities set aside declines, High Income Portfolio will set aside additional cash or permissible liquid securities to equal the amount of High Income Portfolio's commitment with respect to the forward contract.

     OPTIONS

     High Income Portfolio may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. High Income Portfolio may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. High Income Portfolio may write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. High Income Portfolio also may write call options as a partial hedge against a possible market decline. In view of its investment objective, High Income Portfolio generally would write call options only in circumstances in which the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, High Income Portfolio receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as High Income Portfolio remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). High Income Portfolio also may enter into "closing purchase transactions" to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that High Income Portfolio will be able to make closing purchase transactions, there is no assurance that High Income Portfolio will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in High Income Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. The extent to which High Income Portfolio may enter into transactions involving call options also may be limited by the requirements of the Code for qualification as a regulated investment company.

     FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     Currently, High Income Portfolio has no intention to trade in financial futures contracts or options on financial futures contracts. However, High Income Portfolio has reserved the right, subject to the approval of the High Income Board, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Adviser anticipates that interest rates may rise, in which event High Income Portfolio could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, High Income Portfolio could purchase a futures contract to protect against a potential increase in the price of securities High Income Portfolio intends to purchase.

     High Income Portfolio will not be a commodity pool. In addition, High Income Portfolio has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

     RISKS OF HEDGING TRANSACTIONS

     The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which High Income Portfolio intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. In particular, High Income Portfolio's positions in options and financial futures may be entered and closed out only on a federally licensed exchange which provides a market therefor, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser will not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on High Income Portfolio's ability to hedge its securities effectively and might, in some cases, require High Income Portfolio to deposit substantial amounts of additional cash to meet applicable margin requirements. High Income Portfolio's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in

High Income Portfolio's holdings correlate with price movements of the hedging instruments. Inasmuch as High Income Portfolio's options and futures will not duplicate such underlying securities, the correlation probably will not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent High Income Portfolio from achieving the anticipated benefits of hedging transactions or may cause High Income Portfolio to realize losses and thus be in a worse position than if such strategies had not been used.

     ADDITIONAL LEVERAGE

     Although it has no current intention of doing so, High Income Portfolio may borrow to the extent then permitted by the 1940 Act through the public or private issuance of debt securities and/or from lenders of all types, such as banks, savings and loan associations, insurance companies and similar financial institutions. In addition, High Income Portfolio may borrow up to 5% of its total assets for temporary purposes.

                             MANAGEMENT OF THE FUNDS

DIRECTORS/TRUSTEES

     The Boards provide broad oversight over the operations and affairs of the Funds and they protect the interests of shareholders. The Boards have overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds' business. The names and ages of the Directors/Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each director/trustee and other directorships or trusteeships they hold are shown below.



                                                                                   NUMBER OF
                                                                                  PORTFOLIOS IN
                     POSITION    TERM OF OFFICE AND                               HIGHLAND FUND
NAME, ADDRESS(1)    WITH EACH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)       COMPLEX       OTHER DIRECTORSHIPS/
     AND AGE           FUND           SERVED(2)        PAST    FIVE YEARS          OVERSEEN(3)     TRUSTEESHIPS HELD

                                                 INDEPENDENT DIRECTORS/TRUSTEES(4)
                                                 ---------------------------------

Timothy Hui         Director     Director of High      Vice President since             12                None
   (Age 59)         of Income    Income Portfolio      February 2008, Dean of
                    Shares and   since January 2000,   Educational Resources
                    High         current High Income   from July 2006 to
                    Income       Portfolio Nominee     January 2008; Assistant
                    Portfolio;   for a term to         Provost for Graduate
                    Trustee of   expire at the 2011    Education, July 2004 to
                    Credit       annual meeting;       June 2006; and
                    Strategies   Director of Income    Assistant Provost for
                    Fund         Shares since July     Educational Resources,
                                 2001 (with a term     July 2001 to June 2004,
                                 expiring at the       Philadelphia Biblical
                                 2009 annual           University.
                                 meeting); Trustee
                                 of Credit
                                 Strategies Fund
                                 2006 (with a term
                                 expiring at the
                                 2008 annual
                                 meeting).

                                                                18

Scott Kavanaugh     Director     Director of High      Vice-Chairman,                   12                None
   (Age 47)         of Income    Income Portfolio      President and Chief
                    Shares and   since January 2000,   Operating Officer,
                    High         current High Income   Keller Financial Group
                    Income       Portfolio Nominee     since September 2007;
                    Portfolio;   for a term to         Chairman and Chief
                    Trustee of   expire at the 2011    Executive Officer,
                    Credit       annual meeting;       First Foundation Bank
                    Strategies   Director of Income    since September 2007;
                    Fund         Shares since July     Private Investor since
                                 2001 (with a term     February 2004; Sales
                                 expiring at the       Representative at Round
                                 2009 annual           Hill Securities, March
                                 meeting); Trustee     2003 to January 2004;
                                 of Credit             Executive at Provident
                                 Strategies Fund       Funding Mortgage
                                 since 2006 (with a    Corporation, February
                                 term expiring at      2003 to July 2003;
                                 the 2008 annual       Executive Vice
                                 meeting).             President, Director and
                                                       CAO, Commercial Capital
                                                       Bank, January 2000 to
                                                       February 2003; Managing
                                                       Principal and Chief
                                                       Operating Officer,
                                                       Financial Institutional
                                                       Partners Mortgage
                                                       Company and the
                                                       Managing Principal and
                                                       President of Financial
                                                       Institutional Partners,
                                                       LLC (an investment
                                                       banking firm), April
                                                       1998 to February 2003.

James F. Leary      Director     Director of High      Managing Director,               12         Board Member of
   (Age 78)         of Income    Income Portfolio      Benefit Capital                             Capstone Group of
                    Shares and   since January 2000    Southwest, Inc. (a                          Funds
                    High         (with a term          financial consulting                        (7 portfolios)
                    Income       expiring at the       firm) since January
                    Portfolio;   2009 annual           1999.
                    Trustee of   meeting); Director
                    Credit       of Income Shares
                    Strategies   since July 2001
                    Fund         (with a term
                                 expiring at the
                                 2010 annual
                                 meeting); Trustee
                                 of Credit
                                 Strategies Fund
                                 since 2006 (with a
                                 term expiring at
                                 the 2010 annual
                                 meeting)

                                                                19

Bryan A. Ward       Director     Director of High      Senior Manager,                  12         None
   (Age 53)         of Income    Income Portfolio      Accenture, LLP (a
                    Shares and   since November 2001   consulting firm) since
                    High         (with a term          January 2002.
                    Income       expiring at the
                    Portfolio;   2009 annual
                    Trustee of   meeting); Director
                    Credit       of Income Shares
                    Strategies   since November 2001
                    Fund         (with a term
                                 expiring at the
                                 2010 annual
                                 meeting); Trustee
                                 of Credit
                                 Strategies Fund
                                 since 2006 (with a
                                 term expiring at
                                 the 2010 annual
                                 meeting)

                                                    INTERESTED DIRECTOR/TRUSTEE
                                                    ---------------------------


R. Joseph           Senior       Director and          Senior Portfolio                 12                None
Dougherty(5)        Vice         Chairman of the       Manager of the Adviser
(Age 37)            President    Board of High         since 2000;
                    of the       Income Portfolio      Director/Trustee,
                    Funds;       since May 2004        Chairman of the Board
                    Director     (with a term          and Senior Vice
                    of Income    expiring at the       President of the funds
                    Shares and   2010 annual           in the Highland Fund
                    High         meeting) and Senior   Complex.
                    Income       Vice President of
                    Portfolio;   High Income
                    Trustee of   Portfolio since
                    Credit       January 2000;
                    Strategies   Director and
                    Fund         Chairman of the
                                 Board of Income
                                 Shares since May
                                 2004 and Senior
                                 Vice President of
                                 Income Shares since
                                 July 2001, current
                                 Income Shares
                                 Nominee for a term
                                 to expire at the
                                 2011 annual
                                 meeting; Trustee
                                 and Chairman of the
                                 Board of Credit
                                 Strategies Fund
                                 since 2006 (with a
                                 term expiring at
                                 the 2008 annual
                                 meeting) and Senior
                                 Vice President of
                                 Credit Strategies
                                 Fund since 2006.

(1) The address of each Director/Trustee 13455 Noel Road, Suite 800, Dallas, Texas 75240.
(2) Each Fund's Board is divided into three classes with the term of office of one class expiring each year.
(3) The Highland Fund Complex consists of all of the registered investment companies advised by the Adviser as of the date of this SAI. In addition, each of the Directors/Trustees oversees Highland Distressed Opportunities Fund, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.
(4) Independent Directors/Trustees are those who are not "interested persons" as that term is defined under section 2(a)(19) of the 1940 Act.
(5) Mr. Dougherty is deemed to be an "interested person" of each Fund under the 1940 Act because of his position with the Adviser.

     In addition to Mr. Dougherty, each Fund's other executive officers are James D. Dondero, Mark K. Okada, M. Jason Blackburn and Michael Colvin. Set forth below are the names and certain biographical and other information for Messrs. Dondero, Okada, Blackburn and Colvin as reported by them to each Fund.

                                                     OFFICERS(1)
                                                     -----------


                                           Position with each Fund, Term of     Principal Occupation(s) During Past
      Name and Age and Address(2)         Office(3) and Length of Time Served                Five Years
      ---------------------------         -----------------------------------   -----------------------------------

James D. Dondero                         Chief Executive Officer and            President and Director of Strand
   (Age 45)                              President of Credit Strategies Fund    Advisors, Inc. ("Strand"), the
                                         since May 2006, High Income            General Partner of the Adviser;
                                         Portfolio since January 2000 and       Chairman of the Board of Directors
                                         Income Shares since July 2001.         of Highland Financial Partners,
                                                                                L.P.; and President of the funds in
                                                                                the Highland Fund Complex.

Mark Okada                               Executive Vice President of Credit     Executive Vice President of Strand;
   (Age 46)                              Strategies Fund since May 2006, High   Chief Investment Officer of the
                                         Income Portfolio since January 2000    Adviser; and Executive Vice
                                         and Income Shares since July 2001.     President of the funds in the
                                                                                Highland Fund Complex.

M. Jason Blackburn                       Secretary and Treasurer of Credit      Assistant Controller of the Adviser
   (Age 32)                              Strategies Fund since May 2006, High   since November 2001; and Secretary
                                         Income Portfolio and Income Shares     and Treasurer of the funds in the
                                         since March 2003.                      Highland Fund Complex.

Michael Colvin                           Chief Compliance Officer of the        General Counsel and Chief Compliance
   (Age 38)                              Funds since July 2007.                 Officer of the Adviser since June
                                                                                2007 and Chief Compliance Officer of
                                                                                the funds in the Highland Fund
                                                                                Complex since July 2007; Shareholder
                                                                                in the Corporate and Securities
                                                                                Group at Greenberg Traurig, LLP,
                                                                                January 2007 to June 2007; and
                                                                                Partner (from January 2003 to
                                                                                January 2007) and Associate (from
                                                                                1995 to 2002) in the Private Equity
                                                                                Practice Group at Weil, Gotshal &
                                                                                Manges, LLP.


(1)  Each officer serves in the same capacity for each of the Highland Funds.
(2) The address of each officer is 13455 Noel Road, Suite 800, Dallas, Texas 75240.
(3)  Each officer serves for an indefinite term.

COMPENSATION OF DIRECTORS/TRUSTEES

     The executive officers of the Funds and the Directors/Trustees who are "interested persons" (as defined in the 1940 Act) receive no direct remuneration from the Funds. Effective January 1, 2008, each Independent Director/Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based upon relative net assets. Prior to January 1, 2008, the Independent Directors/Trustees of High Income Portfolio, Income Shares and Credit Strategies Fund were compensated at a rate of $15,000, $5,000 and $7,500 annually. Independent Directors/Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

     The following table summarizes the compensation paid by each Fund to the Directors/Trustees and the aggregate compensation paid by the Highland Fund Complex to the Directors/Trustees.


                                    Aggregate          Aggregate          Aggregate
                                Compensation from  Compensation from  Compensation from    Aggregate Compensation
                                   High Income     Income Shares for  Credit Strategies      from Highland Fund
                                Portfolio for the   the fiscal year      Fund for the     Complex for the calendar
                                fiscal year ended    ended December   fiscal year ended   year ended December 31,
Name of Trustee                 October 31, 2007        31, 2007      December 31, 2007             2007
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

R. Joseph Dougherty                    $0                  $0                 $0                     $0

INDEPENDENT TRUSTEES

Bryan A. Ward                        $15,000             $5,000             $7,500                $122,722

Scott F. Kavanaugh                   $15,000             $5,000             $7,500                $122,722

James F. Leary                       $15,000             $5,000             $7,500                $122,722

Timothy K. Hui                       $15,000             $5,000             $7,500                $122,722


BOARD COMMITTEES

     In connection with the Boards' responsibility for the overall management and supervision of the Funds' affairs, the Directors/Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. To fulfill these duties, each Fund has an Audit Committee, a Nominating Committee, a Litigation Committee and a Qualified Legal Compliance Committee.

     The Audit Committee consists of Bryan Ward, Scott Kavanaugh, James Leary and Timothy Hui. The Audit Committee acts according to the Audit Committee charter. Scott Kavanaugh has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for (i) oversight of each Fund's accounting and financial reporting processes and the audits of each Fund's financial statements and (ii) providing assistance to the board of directors/trustees of each Fund in connection with its oversight of the integrity of each Fund's financial statements, each Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The Boards have determined that each Fund has one audit committee financial expert serving on its Audit Committee, Mr. Leary, who is independent for the purpose of the definition of audit committee financial expert as applicable to each Fund. The Audit Committee for High Income Portfolio met three times in the fiscal year ended October 31, 2007. The Audit Committee for Income Shares met three times in the fiscal year ended December 31, 2007. The Audit Committee for Credit Strategies Fund met three times in the fiscal year ended December 31, 2007.

     The Nominating Committee's function is to canvass, solicit, recruit, interview and nominate directors/trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of each Fund, Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of directors/trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by a Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Ward, Kavanaugh, Leary and Hui. The Nominating Committee for High Income Portfolio met one time in the fiscal year ended October 31, 2007. The Nominating Committee for Income Shares met one time in the fiscal year ended December 31, 2007. The Nominating Committee for Credit Strategies Fund met one time in the fiscal year ended December 31, 2007.

     The Litigation Committee's function is to seek to address any potential conflicts of interest between or among each Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by each Fund and the Adviser or another client of the Adviser. The Litigation Committee is comprised of Messrs. Ward, Kavanaugh, Leary and Hui. The Litigation Committee for High Income Portfolio met 4 times in the fiscal year ended October 31, 2007. The Litigation Committee for Income Shares did not meet in the fiscal year ended December 31, 2007. The Litigation Committee for Credit Strategies Fund also did not meet in the fiscal year ended December 31, 2007.

     The Qualified Legal Compliance Committee (the "QLCC") is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the each Fund who appear and practice before the SEC on behalf of that Fund. The QLCC is comprised of Messrs. Ward, Kavanaugh, Leary and Hui. There were no QLCC meetings during the fiscal years ended October 31, 2007 or December 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES

     The Boards of the Funds have delegated the voting of proxies for each Fund's securities to Highland pursuant to Highland's proxy voting policies and procedures. Under these policies and procedures, Highland will vote proxies related to each Fund's securities in the best interests of each Fund and its shareholders. A copy of Highland's proxy voting policies and procedures is attached as Appendix B to this SAI. Each Fund's proxy voting record for the most recent 12-month period ending December 31 will be available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC's web site (http://www.sec.gov).

CODES OF ETHICS

     Each Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by each Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ADMINISTRATION SERVICES

     Pursuant to the Acquiring Fund's administration services agreement, Highland performs the following services: (i) prepare monthly security transaction listings; (ii) supply various normal and customary statistical data as requested on an ongoing basis; (iii) prepare for execution and file the Acquiring Fund's federal and state tax returns; prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant Form 1099 calculations; (iv) coordinate contractual relationships and communications between the Acquiring Fund and its contractual service providers; (v) coordinate printing of the Acquiring Fund's annual and semi-annual shareholder reports; (vi) prepare income and capital gain distributions; (vii) prepare the semiannual and annual financial statements;
(viii) monitor the Acquiring Fund's compliance with Code, SEC and prospectus requirements; (ix) prepare, coordinate with the Acquiring Fund's counsel and coordinate the filing with the SEC: semi-annual reports on Form N-SAR and Form N-CSR; Form N-Q; and Form N-PX based upon information provided by the Acquiring Fund, assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and trustees of the Acquiring Fund, such filings to be based on information provided by those persons; (x) assist in the preparation of notices of meetings of shareholders; (xi) assist in obtaining the fidelity bond and trustees' and officers'/errors and omissions insurance policies for the Acquiring Fund in accordance with the requirements of Rule 17g-1 and 17d-1(d)(7) under the 1940 Act as such bond and policies are approved by the Acquiring Fund's board of trustees; (xii) monitor the Acquiring Fund's assets to assure adequate fidelity bond coverage is maintained; (xiii) draft agendas and resolutions for quarterly and special board meetings; (xiv) coordinate the preparation, assembly and distribution of board materials; (xv) attend board meetings and draft minutes thereof; (xvi) maintain the Acquiring Fund's calendar to assure compliance with various filing and board approval deadlines; (xvii) furnish the Acquiring Fund office space in the offices of Highland, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the Acquiring Fund; (xviii) assist the Acquiring Fund in the handling of SEC examinations and responses thereto; (xix) perform clerical, bookkeeping and all other administrative services not provided by the Acquiring Fund's other service providers; (xx) determine or oversee the determination and publication of the Acquiring Fund's net asset value in accordance with the Acquiring Fund's policy as adopted from time to time by the Board of Trustees; (xxi) oversee the maintenance by the Acquiring Fund's custodian and transfer agent and dividend disbursing agent of certain books and records of the Acquiring Fund as required under Rule 31a-1(b)(2)(iv) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the board of trustees) such other books and records required by law or for the proper operation of the Acquiring Fund; (xxii) prepare such information and reports as may be required by any stock exchange or exchanges on which the Acquiring Fund's shares are listed; (xxiii) determine the amounts available for distribution as dividends and distributions to be paid by the Acquiring Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Acquiring Fund's dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Acquiring Fund's dividend reinvestment plan; (xxiv) serve as liaison between the Acquiring Fund and each of its service providers; and (xxv) perform such additional administrative duties relating to the administration of the Acquiring Fund as may subsequently be agreed upon in writing between the Acquiring Fund and Highland. Highland shall have the authority to engage a sub-administrator in connection with the administrative services of the Acquiring Fund, which sub-administrator may be an affiliate of Highland; provided, however, that Highland shall remain responsible to the Acquiring Fund with respect to its duties and obligations set forth in the administration services agreement.

ADMINISTRATION AND ACCOUNTING SERVICES

     Each Acquired Fund is a party to an administration and accounting services agreement with PFPC Inc. dated April 10, 2006 pursuant to which PFPC Inc. provides administrative and accounting services to each Acquired Fund. PFPC Inc. will receive an annual fee, payable monthly, in an amount equal to 0.026%, subject to a minimum fee, of the average weekly value of each Acquired Fund's Managed Assets plus certain other fees.

PORTFOLIO MANAGERS


     Each Acquired Fund is managed by Brad Borud and R. Joseph Dougherty. Mark Okada, Kurtis Plumer and Brad Borud manage the Acquiring Fund.


     As of December 31, 2007, Kurtis Plumer managed the following client accounts:


                                                                                      NUMBER OF
                                                                                      ACCOUNTS
                                                                                     SUBJECT TO    ASSETS SUBJECT
                                                                      ASSETS OF           A             TO A
                                                       NUMBER OF       ACCOUNTS      PERFORMANCE   PERFORMANCE FEE
TYPE OF ACCOUNT                                         ACCOUNTS     ($ MILLIONS)        FEE         ($ MILLIONS)
---------------                                        ---------     ------------    -----------   ---------------
Registered Investment Companies...............           2               933             1               85

Other Pooled Investment Vehicles..............           6             3,189             4             2,610

Other Accounts................................           0                 0             0                0

     As of December 31, 2007, Mark Okada managed the following client accounts:



                                                                                      NUMBER OF
                                                                                      ACCOUNTS
                                                                                     SUBJECT TO    ASSETS SUBJECT
                                                                      ASSETS OF           A             TO A
                                                       NUMBER OF       ACCOUNTS      PERFORMANCE   PERFORMANCE FEE
TYPE OF ACCOUNT                                         ACCOUNTS     ($ MILLIONS)        FEE         ($ MILLIONS)
---------------                                        ---------     ------------    -----------   ---------------
Registered Investment Companies...............            12            8,076            0               0

Other Pooled Investment Vehicles..............            30           21,227            26            19,821

Other Accounts................................             0                0            0              0

     As of December 31, 2007, R. Joseph Dougherty managed the following client accounts:



                                                                                      NUMBER OF
                                                                                      ACCOUNTS
                                                                                     SUBJECT TO    ASSETS SUBJECT
                                                                      ASSETS OF           A             TO A
                                                       NUMBER OF       ACCOUNTS      PERFORMANCE   PERFORMANCE FEE
TYPE OF ACCOUNT                                         ACCOUNTS     ($ MILLIONS)        FEE         ($ MILLIONS)
---------------                                        ---------     ------------    -----------   ---------------
Registered Investment Companies...............             6            6,647            0               0

Other Pooled Investment Vehicles..............             1              359            0               0

Other Accounts................................             0              0              0               0



    As of December 31, 2007, Brad Borud managed the following client accounts:



                                                                                      NUMBER OF
                                                                                      ACCOUNTS
                                                                                     SUBJECT TO    ASSETS SUBJECT
                                                                      ASSETS OF           A             TO A
                                                       NUMBER OF       ACCOUNTS      PERFORMANCE   PERFORMANCE FEE
TYPE OF ACCOUNT                                         ACCOUNTS     ($ MILLIONS)        FEE         ($ MILLIONS)
---------------                                        ---------     ------------    -----------   ---------------
Registered Investment Companies...............             0              0              0               0

Other Pooled Investment Vehicles..............             0              0              0               0

Other Accounts................................             0              0              0               0



     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to each Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to each Fund. In addition, the Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to each Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

     The Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of each Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to each Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by each Fund and such other clients or may involve a rotation of opportunities among each Fund and such other clients.

     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser's fiduciary obligations to each Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among each Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to each Fund. Not all conflicts of interest can be expected to be resolved in favor of each Fund.

COMPENSATION

     The Adviser's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers' underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Adviser such as Option It Plan and the Long-Term Incentive Plan.

BASE COMPENSATION

     Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

DISCRETIONARY COMPENSATION

     In  addition  to  base   compensation,   portfolio   managers  may  receive
discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

     OPTION IT PLAN. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland so as to promote the success of Highland.

     LONG TERM INCENTIVE PLAN. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland through the use of Long-Term Incentive Units.

     Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     The following table sets forth the dollar range of equity securities of each Fund beneficially owned by each portfolio manager as of the end of each Fund's most recently completed fiscal year.


------------------------------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager         Dollar Range of Equity            Dollar Range of Equity            Dollar Range of Equity
                                        Securities                        Securities                        Securities
                                   Beneficially Owned by             Beneficially Owned by             Beneficially Owned by
                                 Portfolio Manager in High           Portfolio Manager in              Portfolio Manager in
                                 Income Portfolio for the            Income Shares for the          Credit Strategies Fund for
                                 fiscal year ended October        fiscal year ended December           the fiscal year ended
                                         31, 2007                          31, 2007                      December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

Mark Okada                            Not applicable                    Not applicable                  $100,001 - $500,000
------------------------------------------------------------------------------------------------------------------------------------

Kurtis Plumer                         Not applicable                    Not applicable                     $1 - $10,000
------------------------------------------------------------------------------------------------------------------------------------
R. Joseph Dougherty                 $100,001 - $500,000               $100,001 - $500,000                 Not applicable
------------------------------------------------------------------------------------------------------------------------------------

Brad Borud                          $100,001 - $500,000               $100,001 - $500,000                  $1 - $10,000
------------------------------------------------------------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing  portfolio  transactions  for each Fund,  the Adviser  will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. Neither the Funds nor the Adviser has adopted a formula for allocation of the Funds' investment transaction business. The Adviser has access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to each Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. The Adviser, therefore, is authorized to place orders for the purchase and sale of securities for each Fund with such brokers, subject to review by each Fund's Board from time to time with respect to the extent and continuation of this practice. The services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of each Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.


     During the fiscal year ended October 31, 2006, High Income Portfolio paid brokerage commissions of $0, of which $0 was paid to NexBank Securities, Inc. ("NexBank"), an affiliate of Highland.

     During the fiscal year ended October 31, 2007, High Income Portfolio paid brokerage commissions of $58,124, of which $55 was paid to NexBank. During the fiscal year ended October 31, 2007, transactions in which High Income Portfolio used NexBank as broker comprised 0.16% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.01% of the aggregate brokerage commissions paid by High Income Portfolio. 100% of the $58,069 paid to other brokers by High Income Portfolio during the fiscal year ended October 31, 2007 (representing commissions on transactions involving approximately $13,587,070) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2007, High Income Portfolio acquired securities of the following of its regular brokers or dealers: Credit Suisse, JP Morgan Chase, Morgan Stanley & Co., Inc., Merrill, Lynch, Fenner & Smith, Inc., Bank of America, Lehman Brothers, Deutsche Bank, Goldman Sachs & Co., UBS and Citigroup. At that date, High Income Portfolio did not hold any securities of its regular brokers or dealers.

     During the fiscal year ended December 31, 2006, Income Shares paid brokerage commissions of $0, of which $0 was paid to NexBank.

     During the fiscal year ended December 31, 2007, Income Shares paid brokerage commissions of $6,423, of which $0 was paid to NexBank. During the fiscal year ended December 31, 2007, transactions in which Income Shares used

NexBank as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by Income Shares. 100% of the $6,423 paid to other brokers by Income Shares during the fiscal year ended December 31, 2007 (representing commissions on transactions involving approximately $1,903,090) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2007, Income Shares acquired securities of the following of its regular brokers or dealers: JP Morgan Chase, Bank of America, Morgan Stanley & Co., Inc., Credit Suisse, Merrill, Lynch, Fenner & Smith, Inc., Goldman Sachs & Co. , Lehman Brothers , Citigroup, Deutsche Bank and First Union. At that date, Income Shares held the securities of its regular brokers or dealers with an aggregate value as follows: Bank of America, $2,101,296.

     During the fiscal period ended December 31, 2006, Credit Strategies Fund paid brokerage commissions of $166,787, of which $1,815 was paid to NexBank.

     During the fiscal year ended December 31, 2007, Credit Strategies Fund paid brokerage commissions of $99,535, of which $26,414 was paid to NexBank. During the fiscal year ended December 31, 2007, transactions in which Credit Strategies Fund used NexBank as broker comprised 37.02% of the aggregate dollar amount of transactions involving the payment of commissions, and 26.54% of the aggregate brokerage commissions paid by Credit Strategies Fund. 100% of the $73,121 paid to other brokers by Credit Strategies Fund during the fiscal year ended December 31, 2007 (representing commissions on transactions involving approximately $67,868,965) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2007, Credit Strategies Fund acquired securities of the following of its regular brokers or dealers: Credit Suisse, Morgan Stanley, JP Morgan Chase, Goldman Sachs & Co., Bank of America, Deutsche Bank, Lehman Brothers , Citigroup, Merrill Lynch and BNP Paribas Securities. At that date, Credit Strategies Fund did not hold any securities of its regular brokers or dealers.


                                   TAX MATTERS

     The following discussion summarizes certain material federal income and excise tax considerations affecting each Fund and the purchase, ownership and disposition of each Fund's common shares by shareholders that are "United States persons" (as defined for federal tax purposes) and hold those shares as capital assets. This discussion is based on current provisions of the Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service ("IRS"), possibly with retroactive effect. No attempt is made to present a detailed and complete explanation of all federal tax concerns affecting the Funds and their shareholders (including shareholders owning large positions in a Fund) in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership or disposition of common shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

     THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROXY STATEMENT/PROSPECTUS DO NOT CONSTITUTE TAX ADVICE, AND YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE SPECIFIC FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO YOU OF INVESTING IN A FUND AND OWNING OR DISPOSING OF COMMON SHARES THEREOF.

TAXATION OF EACH FUND

     Each Fund has elected to be, and has qualified annually to be treated as, a regulated investment company under Part I of Subchapter M of Chapter 1 of the Code ("RIC"). To continue to qualify as a RIC, each Fund must, among other things, annually meet the following requirements regarding the source of its income and the diversification of its assets:

     (i) Each Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income from an interest in a "qualified publicly traded partnership" (as defined below) ("QPTP") ("Income Requirement"); and

     (ii) Each Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (b) not more than 25% of the value of its total assets is invested in (1) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer, (2) the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses or (3) the securities of one or more QPTPs.

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") other than a partnership at least 90% of the gross income of which consists of income that satisfies the Income Requirement.

     If a Fund qualifies as a RIC, it generally will not be subject to federal income tax on net income and gains that it distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss ("short-term capital gain") and net gains and losses from certain foreign currency transactions, if any, reduced by deductible expenses), determined without regard to the deduction for dividends paid, plus (ii) 90% of its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) ("Distribution Requirement"). Each Fund intends to continue to distribute substantially all of such income and its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) each taxable year.

     If for any taxable year a Fund does not qualify for treatment as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is "qualified dividend income" would be subject to federal income tax at the rate for net capital gain -- a maximum of 15%), and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, such a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

     Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income (i.e., capital gain in excess of its capital loss, adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year) plus (iii) 100% of any retained amount of either from the prior year. While each Fund intends to distribute its income and capital gain in the manner necessary to minimize imposition of the Excise Tax, there can be no assurance that each Fund will be able to do so. In that event, a Fund will be liable for the Excise Tax only on the amount by which it does not meet the foregoing distribution requirement.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Certain of a Fund's investment practices are subject to special and complex federal income tax rules that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain to higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time when a purchase or sale of securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

     A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (i) at least 75% of its gross income for the taxable year is passive or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. (Certain elections may be available to a Fund to avoid such treatment.) The balance of a Fund's PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on qualified dividend income mentioned above.

     Interest, dividends and other income a Fund receives, and gains it realizes, on investments outside the United States may be subject to income, withholding and other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between the United States and certain other countries may reduce or eliminate such taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The Funds do not expect that any of them will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns.

     A Fund may acquire zero coupon or other securities that are issued with original issue discount ("OID"). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets, from borrowings, or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF SHAREHOLDERS

     As long as a Fund qualifies for treatment as a RIC, distributions it makes to you from its investment company taxable income will be taxable to you as ordinary income to the extent of its earnings and profits. Each Fund currently expects that most of the dividends it pays will not be eligible for the dividends-received deduction available to corporations or the 15% maximum federal income tax rate on "qualified dividend income" received by individuals. A Fund's distributions to you of net capital gain that it properly designates as such ("capital gain dividends") will be taxable to you as long-term capital gain, regardless of how long you have held the Fund's shares. Capital gain dividends a Fund pays to individuals with respect to net capital gain it recognizes on sales or exchanges of capital assets through October 31, 2011, will be subject to a maximum federal income tax rate of 15%.

     A Fund may determine to retain for reinvestment all or part of its net capital gain. If a Fund does so, it may designate all or part of the retained amount as undistributed capital gains in a notice to its shareholders. If a Fund makes such a designation, it would be required to pay federal income tax at the rate of 35% on the undistributed gain ("Fund tax") and each shareholder subject to federal income tax (i) would be required to include in income, as long-term capital gain, his or her proportionate share of the designated gain (which would be taxed at the 15% rate mentioned above to the extent the Fund recognizes the designated gain on sales or exchanges of capital assets through December 31,
2010), (ii) would be entitled to credit his or her proportionate share of the Fund tax against his or her federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability and (iii) would increase the basis in his or her Fund shares by the difference between the included income and such share of the Fund tax.

     Distributions to you on a Fund's common shares are generally subject to federal income tax as described above, even though those distributions may economically represent a return of your investment. Those distributions are likely to occur on a Fund's common shares purchased when their net asset value includes gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when the common shares' net asset value reflects unrealized losses. A Fund's distributions are taxable to you even if they are paid from income or gains the Fund earned before you invested in its shares (and thus were reflected in the price you paid).

     If a Fund makes a distribution to you in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your basis in your Fund shares and thereafter as capital gain. A return of capital is not taxable, but it reduces your basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of the shares. Current earnings and profits will be, and accumulated earnings and profits may be, treated as first being used to pay distributions on an Acquired Fund's preferred stock, and only the remaining earnings and profits will be treated as being used to pay distributions on its common stock.

     Dividends and other taxable distributions on a Fund's common shares are taxable to you even if they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by a Fund are generally treated as received by you at the time the distribution is made. However, a distribution a Fund declares in the last quarter of any calendar year that is payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distribution during the following January. Accordingly, that distribution will be taxed to those shareholders for the taxable year in which that December 31 falls.

     The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase common shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

     Each Fund will send you information after the end of each year setting forth the amount and tax status of any distributions it paid to you. Dividends may also be subject to state and local income taxes.

     Each Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption proceeds, if any, otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to properly furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from all distributions by a Fund otherwise payable to such a shareholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to you may be credited against your federal income tax liability.

     If you sell or otherwise dispose of common shares of a Fund, you will generally recognize a gain or loss in an amount equal to the difference between your basis in those shares and the amount you receive on the disposition. Any such gain or loss on common shares held as capital assets will be long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum federal income tax rate on net capital gain described above) if you held those shares for more than one year; otherwise, any such gain or loss will be treated as short-term capital gain or loss. Any loss on the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (and amounts credited to you as undistributed capital gain) with respect to those shares. Any loss you realize on a disposition of common shares will be disallowed if you acquire other common shares within a 61-day period beginning 30 days before and ending 30 days after the disposition. In that case, your basis in the newly acquired shares will be adjusted to reflect the disallowed loss.

     Dividends a Fund pays to a foreign shareholder, other than (i) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (ii) capital gain dividends paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). However, two categories of dividends, "interest-related dividends" and "short-term capital gain dividends," if properly designated by a Fund, will be exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income," which generally consists of certain original issue discount, interest on obligations "in registered form" and interest on deposits, less allocable deductions). "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends a Fund pays to foreign investors, with certain exceptions, only with respect to its current taxable year (ending October 31, 2008), unless Congress enacts legislation extending its applicability.

                             ADDITIONAL INFORMATION

     A registration statement on Form N-14, relating to the shares offered by the Prospectus/Proxy Statement (the "Registration Statement"), has been filed by the Acquiring Fund with the SEC. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the such shares, reference is made to the Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for Highland Credit Strategies Fund and Prospect Street High Income Portfolio, PRO FORMA Highland Credit Strategies Fund financial statements including the proceeds of its rights offering and pro forma financial statements for the combined Fund. The PRO FORMA Combined Schedule of Investments and the PRO FORMA Combined Statement of Assets and Liabilities have been prepared as though the reorganization had been effective on December 31, 2007. The PRO FORMA Combined Statement of Operations reflects the results of Highland Credit Strategies Fund and Prospect Street High Income Portfolio for the twelve months ended December 31, 2007 as if the reorganization occurred on January 1, 2007.

The first table presents the Schedule of Investments for Highland Credit Strategies Fund and Prospect Street High Income Portfolio and PRO FORMA figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for Highland Credit Strategies Fund and Prospect Street High Income Portfolio, PRO FORMA figures for Highland Credit Strategies Fund including the proceeds of its rights offering, and estimated PRO FORMA figures for the combined Fund. The third table presents the Statements of Operations for Highland Credit Strategies Fund and Prospect Street High Income Portfolio, PRO FORMA figures for Highland Credit Strategies Fund including the proceeds of its rights offering, and estimated PRO FORMA figures for the combined Fund. These tables are followed by the Notes to the PRO FORMA Financial Statements.


                        PROSPECT   PRO FORMA
                         STREET    COMBINED                                                                               PRO FORMA
             HIGHLAND     HIGH     HIGHLAND                                                                    PROSPECT   COMBINED
             CREDIT      INCOME     CREDIT                                                       HIGHLAND    STREET HIGH  HIGHLAND
            STRATEGIES  PORTFOLIO STRATEGIES                                                     CREDIT       INCOME      CREDIT
           FUND (HCF)     (PHY)    FUND (HCF)                                                    STRATEGIES   PORTFOLIO   STRATEGIES
            PRINCIPAL   PRINCIPAL  PRINCIPAL                                                    FUND (HCF)      (PHY)     FUND (HCF)
           AMOUNT ($)  AMOUNT ($) AMOUNT ($)                 SECURITY                            VALUE ($)    VALUE ($)   VALUE ($)
---------------------- ---------- ---------- ------------------------------------------------  ------------ ------------ -----------
SENIOR LOANS (a)- 55.5%
AEROSPACE - AEROSPACE/DEFENSE -
0.9%
                                             AWAS Capital, Inc.
            2,022,750          -   2,022,750     Second Priority Term Loan, 11.25%, 03/15/13      1,951,953            -   1,951,953
                                             IAP Worldwide Services, Inc.
            2,969,697          -   2,969,697     First Lien Term Loan, 11.50%, 12/30/12           2,663,462            -   2,663,462
            2,000,000          -   2,000,000     Second Lien Term Loan, 17.00%, 06/30/13          1,600,000            -   1,600,000
                                             Travelport LLC
              356,888          -     356,888     Synthetic Letter of Credit, 7.45%, 08/23/13        339,640            -     339,640
            1,778,654          -   1,778,654     Tranche B Dollar Term Loan, 7.08%, 08/23/13      1,690,041            -   1,690,041
                                                                                               -------------------------------------
                                                                                                  8,245,096            -   8,245,096
                                                                                               -------------------------------------
AEROSPACE - AIRLINES
- 1.5%
                                             Delta Airlines, Inc.
            8,281,894          -   8,281,894     Term Loan Equipment Notes, 8.63%, 09/29/12       7,992,028            -   7,992,028
                                             Northwest Airlines, Inc.
            6,930,000          -   6,930,000     Term Loan, 6.97%, 08/21/13                       6,545,939            -   6,545,939
                                             US Airways Group, Inc.
                    -    500,000     500,000     Term Loan, 7.28%, 03/23/14                               -      463,330     463,330
                                                                                               -------------------------------------
                                                                                                 14,537,967      463,330  15,001,297
                                                                                               -------------------------------------
AUTOMOBILE - 1.4%
                                             Ford Motor Co.
           14,850,000          -  14,850,000     Term Loan, 8.70%, 12/15/13                      13,773,375            -  13,773,375
                                                                                               -------------------------------------
BROADCASTING - 2.4%
                                             Bresnan Communications, LLC
                    -  1,000,000   1,000,000     Additional Term Loan B, 06/30/13 (e)                     -      958,120     958,120
                                             ComCorp Broadcasting, Inc.
              622,034          -     622,034     Revolving Loan, 10.84%, 10/02/12 (b) (c)           622,034            -     622,034
           11,309,712          -  11,309,712     Term Loan, 10.44%, 04/02/13 (b)                 11,309,712            -  11,309,712
                                             Millennium Digital Media Systems, LLC
            9,060,582          -   9,060,582     First Lien Term Loan, 8.98%, 06/30/11            8,935,999            -   8,935,999
            1,238,322          -   1,238,322     Revolver, 8.43%, 06/30/11 (c)                    1,217,357            -   1,217,357
                                                                                               -------------------------------------
                                                                                                 22,085,102      958,120  23,043,222
                                                                                               -------------------------------------
CABLE - US CABLE -
0.2%
                                             Charter Communications Operating, LLC
            2,000,000          -   2,000,000     New Term Loan, 6.99%, 03/06/14                   1,872,200            -   1,872,200
                                                                                               -------------------------------------
CHEMICALS - COMMODITY & FERTILIZER - 0.2%
                                             Ferro Corp.
            1,677,500          -   1,677,500     Term Loan, 7.06%, 06/06/12                       1,639,756            -   1,639,756
                                                                                               -------------------------------------
CONSUMER DURABLES - 0.3%
                                             Rexair LLC
            2,559,468          -   2,559,468     First Lien Term Loan, 9.45%, 06/30/10            2,514,677            -   2,514,677
                                                                                               -------------------------------------
CONSUMER NON-DURABLES - 0.9%
                                             Camelbak Products LLC
            1,391,780          -   1,391,780     First Lien Term Loan, 9.18%, 08/04/11            1,303,624            -   1,303,624
                                             DS Waters of America, Inc.
            1,980,000          -   1,980,000     Term Loan, 7.10%, 10/27/12                       1,910,700            -   1,910,700
                                             Spectrum Brands, Inc.
            4,008,292          -   4,008,292     Dollar Term B Loan, 9.31%, 03/30/13              3,898,064            -   3,898,064
              201,369          -     201,369     Synthetic Letter of Credit, 4.57%, 03/30/13        195,832            -     195,832
                                             VNU Inc./Nielsen Finance LLC
            1,970,056          -   1,970,056     Dollar Term Loan, 7.18%, 08/09/13                1,880,182            -   1,880,182
                                                                                               -------------------------------------
                                                                                                  9,188,402            -   9,188,402
                                                                                               -------------------------------------

                                                               33


DIVERSIFIED MEDIA -
4.8%
                                             Clarke American Corp.
            1,990,000          -   1,990,000     Tranche B Term Loan, 7.70%, 06/30/14             1,795,975            -   1,795,975
                                             Endurance Business Media, Inc.
            3,000,000          -   3,000,000     Second Lien Term Loan, 12.10%, 01/26/14          2,970,000            -   2,970,000
                                             Metro-Goldwyn-Mayer Holdings II, Inc.
           10,333,487          -  10,333,487     Tranche B Term Loan, 8.61%, 04/08/12             9,594,642            -   9,594,642
            2,977,500          -   2,977,500     Tranche B-1 Term Loan, 8.45%, 04/08/12           2,766,842            -   2,766,842
                                             Penton Media, Inc.
            5,000,000          -   5,000,000     Second Lien Term Loan, 9.98%, 02/01/14           4,225,000            -   4,225,000
                                             Tribune Co.
           11,940,000          -  11,940,000     Initial Tranche B Advance, 7.91%, 05/19/14      10,286,191            -  10,286,191
            7,466,667          -   7,466,667     Tranche X Advance, 7.74%, 05/18/09               7,226,091            -   7,226,091
                                             Univision Communications, Inc.
                    -    110,738     110,738     Delayed Draw Term Loan, 09/29/14 (c) (e)                 -      101,148     101,148
                    -  2,389,262   2,389,262     Initial Term Loan, 09/29/14 (e)                          -    2,182,356   2,182,356
            6,000,000          -   6,000,000     Initial Term Loan, 09/29/14 (e)                  5,880,000            -   5,880,000
                                                                                               -------------------------------------
                                                                                                 44,744,741    2,283,505  47,028,246
                                                                                               -------------------------------------
ENERGY - EXPLORATION & PRODUCTION - 1.1%
                                             ATP Oil & Gas Corp.
           11,262,205          -  11,262,205     First Lien Term Loan, 8.48%, 04/14/10           11,132,014            -  11,132,014
                                                                                               -------------------------------------
ENERGY - OTHER ENERGY - 0.5%
                                             Alon USA Energy, Inc.
              218,889          -     218,889     Edington Facility, 7.10%, 06/22/13                 211,228            -     211,228
            1,751,111          -   1,751,111     Paramount Facility , 7.10%, 06/22/13             1,689,822            -   1,689,822
                                             Endeavour International Holding B.V.
            3,000,000          -   3,000,000     Second Lien Term Loan, 11.91%, 11/01/11          3,045,000            -   3,045,000
                                                                                               -------------------------------------
                                                                                                  4,946,050            -   4,946,050
                                                                                               -------------------------------------
FINANCIAL - 0.5%
                                             Concord Re Ltd.
            5,000,000          -   5,000,000     Term Loan, 9.61%, 02/29/12                       4,975,000            -   4,975,000
                                                                                               -------------------------------------
FOOD/TOBACCO - BEVERAGES & BOTTLING - 0.2%
                                             PBM Holdings, Inc.
            1,888,356          -   1,888,356     Term Loan, 7.35%, 09/28/12                       1,850,589            -   1,850,589
                                                                                               -------------------------------------
FOOD/TOBACCO - RESTAURANTS - 0.2%
                                             Restaurant Co., The
            1,970,000          -   1,970,000     Term Loan, 7.62%, 05/09/13                       1,861,650            -   1,861,650
                                                                                               -------------------------------------
FOREST PRODUCTS - PAPER - 1.1%
                                             Verso Paper Financial Holding LLC
           11,000,000          -  11,000,000     Unsecured Loan, 11.16%, 02/01/13                10,395,000            -  10,395,000
                                                                                               -------------------------------------
GAMING/LEISURE - GAMING - 1.6%
                                             Drake Hotel Acquisition
            6,041,285          -   6,041,285     B Note 1, 12.90%, 04/01/08                       6,041,285            -   6,041,285
                                             Fontainebleu Florida Hotel LLC
           10,000,000          -  10,000,000     Tranche C Term Loan, 11.11%, 06/06/12            9,375,000            -   9,375,000
                                                                                               -------------------------------------
                                                                                                 15,416,285            -  15,416,285
                                                                                               -------------------------------------
GAMING/LEISURE - OTHER LEISURE - 3.1%
                                             Cedar Fair L.P.
            3,940,000          -   3,940,000     US Term Loan, 6.82%, 08/30/12                    3,737,484            -   3,737,484
                                             Kuilima Resort Co.
            5,954,660          -   5,954,660     First Lien Term Loan, 11.50%, 09/30/10           5,666,871            -   5,666,871
                                             Lake at Las Vegas Joint Venture
            9,000,000          -   9,000,000     Additional Term Loan, 12.50%, 01/24/08           9,000,000            -   9,000,000
            2,407,407          -   2,407,407     Synthetic Revolver, 11.96%, 06/20/12 (d)         1,119,444            -   1,119,444
           18,193,575          -  18,193,575     Term Loan, 16.35%, 06/20/12 (d)                  8,460,013            -   8,460,013
                                             Orbitz Worldwide, Inc.
            1,995,000          -   1,995,000     Term Loan, 7.84%, 07/25/14                       1,890,263            -   1,890,263
                                                                                               -------------------------------------
                                                                                                 29,874,075            -  29,874,075
                                                                                               -------------------------------------

                                                               34


HEALTHCARE - ACUTE CARE - 3%
                                             Alliance Imaging, Inc.
            8,795,180          -   8,795,180     Tranche C Term Loan, 7.52%, 12/29/11             8,663,252            -   8,663,252
                                             HCA, Inc.
           12,870,000          -  12,870,000     Tranche B Term Loan, 7.45%, 11/17/13            12,403,462            -  12,403,462
                                             National Mentor Holdings, Inc.
              230,000          -     230,000     Institutional Line of Credit Facility, 5.32%,      225,400            -     225,400
                                                 06/29/13
            3,713,450          -   3,713,450     Tranche B Term Loan, 7.20%, 06/29/13             3,639,181            -   3,639,181
                                             Triumph Healthcare Second Holdings LLC
            4,500,000          -   4,500,000     Second Lien Term Loan, 12.90%, 07/28/14          4,387,500            -   4,387,500
                                                                                               -------------------------------------
                                                                                                 29,318,795            -  29,318,795
                                                                                               -------------------------------------
HEALTHCARE - ALTERNATE SITE SERVICES - 0.3%
                                             LifeCare Holdings
            2,984,733          -   2,984,733     Term Loan, 8.20%, 08/11/12                       2,643,339            -   2,643,339
                                                                                               -------------------------------------
HEALTHCARE - MEDICAL PRODUCTS - 3%
                                             CCS Medical, Inc.
            9,851,731  1,977,349  11,829,080     First Lien Term Loan, 8.10%, 09/30/12            9,527,412    1,912,255  11,439,667
                                             Danish Holdco A/S
            3,077,311          -   3,077,311     Mezzanine Facility, 12.73%, 05/01/17 PIK         2,984,991            -   2,984,991
            2,500,000          -   2,500,000     Second Lien Term Facility D, 8.98%, 11/01/16     2,300,000            -   2,300,000
                                             Golden Gate National Senior Care LLC
            4,000,000          -   4,000,000     Second Lien Term Loan, 12.56%, 09/14/11          3,960,000            -   3,960,000
                                             HealthSouth Corp.
            2,946,052          -   2,946,052     Term Loan B, 7.75%, 03/11/13                     2,819,608            -   2,819,608
                                             Nyco Holdings 3 ApS
            3,500,000          -   3,500,000     Facility A, 12/29/13 (e)                         3,130,330            -   3,130,330
                                             Warner Chilcott Co., Inc.
            1,682,626          -   1,682,626     Tranche B Acquisition Date Term Loan, 7.36%,     1,634,267            -   1,634,267
                                                 01/18/12
                                             Warner Chilcott Corp.
              578,754          -     578,754     Tranche C Acquisition Date Term Loan, 7.36%,       562,121            -     562,121
                                                 01/18/12
                                                                                               -------------------------------------
                                                                                                 26,918,729    1,912,255  28,830,984
                                                                                               -------------------------------------
HOUSING - BUILDING MATERIALS - 2.8%
                                             Custom Building Products, Inc.
            5,175,258          -   5,175,258     First Lien Term Loan, 6.98%, 10/20/11            4,890,619            -   4,890,619
            1,625,000          -   1,625,000     Second Lien Term Loan, 10.20%, 04/20/12          1,543,750            -   1,543,750
                                             Realogy Corp.
                    -  1,574,920   1,574,920     Initial Term B Loan, 10/10/13 (e)                        -    1,384,827   1,384,827
                    -    425,080     425,080     Synthetic Letter of Credit, 10/10/13 (e)                 -      373,968     373,968
                                             Roofing Supply Group LLC
            3,960,000          -   3,960,000     First Lien Term Loan, 9.20%, 08/31/13            3,564,000            -   3,564,000
                                             Spirit Finance Corp.
            3,000,000          -   3,000,000     Term Loan, 7.91%, 08/01/13                       2,622,480            -   2,622,480
                                             WAICCS Las Vegas 3 LLC
            6,000,000          -   6,000,000     First Lien Term Loan, 8.19%, 07/30/08            5,820,000            -   5,820,000
            7,000,000          -   7,000,000     Second Lien Term Loan, 14.25%, 07/30/08          6,790,000            -   6,790,000
                                                                                               -------------------------------------
                                                                                                 25,230,849    1,758,796  26,989,645
                                                                                               -------------------------------------
HOUSING - REAL ESTATE DEVELOPMENT - 4%
                                             DESA LLC
              418,880          -     418,880     Term Loan, 14.25%, 11/26/11                        376,297            -     376,297
                                             Ginn LA Conduit Lender, Inc.
            2,358,201          -   2,358,201     First Lien Tranche A Credit-Linked Deposit,      1,924,882            -   1,924,882
                                                 5.10%, 06/08/11
            5,067,988          -   5,067,988     First Lien Tranche B Term Loan, 8.70%,           4,136,745            -   4,136,745
                                                 06/08/11
                                             LNR Property Corp.
           10,000,000          -  10,000,000     Initial Tranche B Term Loan, 7.63%, 07/12/11     9,541,700            -   9,541,700
                                             MPH Mezzanine II, LLC
            6,000,000          -   6,000,000     Mezzanine 2B, 8.27%, 02/09/08 (b)                5,992,680            -   5,992,680
                                             MPH Mezzanine III, LLC
            4,000,000          -   4,000,000     Mezzanine 3, 9.27%, 02/09/08                     3,990,000            -   3,990,000
                                             November 2005 Land Investors, LLC
            2,500,000          -   2,500,000     Second Lien Term Loan, 11.81%, 05/09/12          1,250,000            -   1,250,000
                                             Westgate Investments LLC
            7,757,893          -   7,757,893     Senior Secured Loan, 13.00%, 09/25/10 (f)        8,068,209            -   8,068,209
            1,740,500          -   1,740,500     Senior Unsecured Loan, 18.00%, 09/25/12          1,792,715            -   1,792,715
                                             Weststate Land Partners LLC
                    -  2,000,000   2,000,000     Second Lien Term Loan, 13.22%, 05/01/08                  -    1,970,000   1,970,000
                                                                                               -------------------------------------
                                                                                                 37,073,228    1,970,000  39,043,228
                                                                                               -------------------------------------

                                                               35


INFORMATION TECHNOLOGY - 2.8%
                                             DTN, Inc.
            1,990,000          -   1,990,000     First Lien Tranche C Term Loan, 8.18%,           1,960,150            -   1,960,150
                                                 03/10/13
                                             Freescale Semiconductor, Inc.
                    -  3,840,302   3,840,302     Term Loan, 7.33%, 11/29/13                               -    3,564,453   3,564,453
                                             Infor Enterprise Solutions Holdings, Inc.
            2,708,571          -   2,708,571     Delayed Draw Term Loan, 8.95%, 07/28/12          2,548,874            -   2,548,874
            3,000,000          -   3,000,000     Dollar Tranche B-1, Second Lien Term Loan,       2,700,000            -   2,700,000
                                                 10.81%, 03/02/14
            5,191,429          -   5,191,429     Initial US Term Facility, 9.11%, 07/28/12        4,942,655            -   4,942,655
            2,566,667          -   2,566,667     Second Lien Delayed Draw Term Loan, 11.45%,      2,319,625            -   2,319,625
                                                 03/02/14
            4,433,333          -   4,433,333     Second Lien Term Loan, 11.45%, 03/02/14          4,006,625            -   4,006,625
                                             Metrologic Instruments, Inc.
            2,000,000          -   2,000,000     Second Lien Term Loan, 11.08%, 12/21/13          1,927,500            -   1,927,500
                                             Secure Computing Corp.
            1,222,222          -   1,222,222     Term Loan, 8.45%, 08/31/13                       1,210,000            -   1,210,000
                                             Serena Software, Inc.
            1,840,000          -   1,840,000     Term Loan, 7.18%, 03/11/13                       1,787,119            -   1,787,119
                                                                                               -------------------------------------
                                                                                                 23,402,548    3,564,453  26,967,001
                                                                                               -------------------------------------
MANUFACTURING - 2.4%
                                             Acument Global Technologies, Inc.
            7,902,475          -   7,902,475     Term Loan, 8.33%, 08/11/13                       7,744,425            -   7,744,425
                                             CST Industries, Inc.
            2,962,500          -   2,962,500     Term Loan, 7.90%, 08/09/13                       2,795,800            -   2,795,800
                                             Generac Acquisition Corp.
            1,666,667          -   1,666,667     Second Lien Term Loan, 11.23%, 05/10/14          1,367,717            -   1,367,717
                                             Global Petroleum Inc.
            5,900,101          -   5,900,101     Term Loan, 9.49%, 09/18/13                       5,723,098            -   5,723,098
                                             Hunter Defense Technologies, Inc.
            1,000,000          -   1,000,000     First Lien Term B Loan, 8.08%, 08/13/14            955,000            -     955,000
                                             Matinvest 2 SAS / Butterfly Wendal US, Inc.
            2,250,000          -   2,250,000     B-2 Facility, 7.40%, 06/22/14                    2,098,125            -   2,098,125
            2,250,000          -   2,250,000     C-2 Facility, 7.65%, 06/22/15                    2,109,375            -   2,109,375
                                             Matinvest 2 SAS / Deutsche Connector
            1,011,458          -   1,011,458     Mezz A USD Facility, 9.33%, 06/22/16               940,656            -     940,656
                                                                                               -------------------------------------
                                                                                                 23,734,196            -  23,734,196
                                                                                               -------------------------------------
METALS/MINERALS - OTHER METALS/MINERALS - 1.1%
                                             Euramax International Holdings B.V.
            1,326,316          -   1,326,316     Second Lien European Loan, 13.36%, 06/29/13      1,027,895            -   1,027,895
                                             Euramax International, Inc.
            2,753,611          -   2,753,611     First Lien Domestic Term Loan, 8.24%, 06/29/12   2,450,713            -   2,450,713
            3,673,684          -   3,673,684     Second Lien Domestic Term Loan, 13.24%,          3,039,974            -   3,039,974
                                                 06/29/13
                                             Oglebay Norton Co.
            1,518,943          -   1,518,943     Tranche B Term Loan, 7.50%, 07/31/12             1,496,159            -   1,496,159
                                             United Central Industrial Supply Co., L.L.C.
            1,615,602          -   1,615,602     Term Loan, 7.91%, 03/31/12                       1,575,211            -   1,575,211
                                             Universal Buildings Products, Inc.
            1,455,231          -   1,455,231     Term Loan, 8.24%, 04/28/12                       1,338,813            -   1,338,813
                                                                                               -------------------------------------
                                                                                                 10,928,765            -  10,928,765
                                                                                               -------------------------------------
RETAIL - 2.8%
                                             Blockbuster, Inc.
            2,352,062          -   2,352,062     Tranche B Term Loan, 9.43%, 08/20/11             2,266,400            -   2,266,400
                                             Burlington Coat Factory Warehouse Corp.
           11,680,028    493,530  12,173,558     Term Loan, 7.32%, 05/28/13                      10,447,084      441,433  10,888,517
                                             CSK Auto, Inc.
            2,962,687          -   2,962,687     Term Loan, 8.25%, 06/30/12                       2,755,299            -   2,755,299
                                             Home Interiors & Gifts, Inc.
            7,223,706          -   7,223,706     Initial Term Loan, 10.36%, 03/31/11              3,918,861            -   3,918,861
                                             Sports Authority, Inc., The
            1,970,000          -   1,970,000     Term Loan B, 7.08%, 05/03/13                     1,827,175            -   1,827,175
                                             Toys "R" Us
            5,970,149          -   5,970,149     Tranche B Term Loan, 9.16%, 07/19/12             5,876,895            -   5,876,895
                                                                                               -------------------------------------
                                                                                                 27,091,714      441,433  27,533,147
                                                                                               -------------------------------------
SERVICE - ENVIRONMENTAL SERVICES - 0.8%
                                             Safety-Kleen Systems, Inc.
            1,627,119          -   1,627,119     Synthetic Letter of Credit, 4.75%, 08/02/13      1,562,034            -   1,562,034
            6,174,915          -   6,174,915     Term Loan B, 7.75%, 08/02/13                     6,051,417            -   6,051,417
                                                                                               -------------------------------------
                                                                                                  7,613,451            -   7,613,451
                                                                                               -------------------------------------

                                                               36


SERVICE - OTHER SERVICES - 2.1%
                                             Cydcor, Inc.
            3,000,000          -   3,000,000     Second Lien Term Loan, 11.30%, 01/30/14          2,985,000            -   2,985,000
                                             Education Management LLC
            2,912,289          -   2,912,289     Tranche C Term Loan, 6.63%, 06/01/13             2,780,333            -   2,780,333
                                             NES Rentals Holdings, Inc.
            7,765,705          -   7,765,705     Second Lien Permanent Term Loan, 12.13%,         7,299,762            -   7,299,762
                                                 07/20/13
                                             Sabre, Inc.
            4,859,038          -   4,859,038     Initial Term Loan, 6.96%, 09/30/14               4,428,236            -   4,428,236
                                             Survey Sampling International LLC
            1,315,028          -   1,315,028     Term Loan, 7.33%, 05/06/11                       1,262,427            -   1,262,427
                                             United Rentals, Inc.
            1,633,916          -   1,633,916     Initial Term Loan, 7.11%, 02/14/11               1,597,969            -   1,597,969
              309,692          -     309,692     Tranche B Credit-Linked Deposit, 5.43%,            302,984            -     302,984
                                                 02/14/11
                                                                                               -------------------------------------
                                                                                                 20,656,711            -  20,656,711
                                                                                               -------------------------------------
TELECOMMUNICATIONS - 1.1%
                                             American Messaging Services, Inc.
            2,300,901          -   2,300,901     Senior Secured Note, 11.38%, 09/03/08            2,312,406            -   2,312,406
                                             PaeTec Communications, Inc.
            4,177,367          -   4,177,367     Initial Term Loan, 7.35%, 02/05/13               4,136,262            -   4,136,262
                                             Sorenson Communications, Inc.
            1,824,792          -   1,824,792     Tranche C Term Loan, 8.00%, 02/28/13             1,778,607            -   1,778,607
                                             Stratos Global Corp./Stratos Funding LP
            1,225,000          -   1,225,000     Term B Facility, 7.59%, 02/13/12                 1,192,084            -   1,192,084
                                             Time Warner Telecom Holdings Inc.
              990,000          -     990,000     Term Loan B, 6.85%, 01/07/13                       957,825            -     957,825
                                                                                               -------------------------------------
                                                                                                 10,377,184            -  10,377,184
                                                                                               -------------------------------------
TRANSPORTATION - AUTO - 2.1%
                                             BST Safety Textiles Acquisition GMBH
            2,662,000          -   2,662,000     Second Lien Facility, 12.49%, 06/30/09           2,395,800            -   2,395,800
                                             Dana Corp.
            3,000,000          -   3,000,000     DIP Term Loan, 7.36%, 04/13/08                   2,994,750            -   2,994,750
                                             Delphi Corp.
            5,000,000          -   5,000,000     Tranche C Term Loan, 8.94%, 12/31/08             4,988,100            -   4,988,100
                                             Lear Corp.
            4,940,090          -   4,940,090     First Lien Term Loan B, 7.79%, 04/25/12          4,804,238            -   4,804,238
                                             Motor Coach Industries International, Inc.
            5,752,270          -   5,752,270     Second Lien Term Loan, 13.64%, 12/01/08          5,579,702            -   5,579,702
                                                                                               -------------------------------------
                                                                                                 20,762,590            -  20,762,590
                                                                                               -------------------------------------
TRANSPORTATION - LAND - 0.6%
                                             New Century Transportation, Inc.
            1,973,842          -   1,973,842     Term Loan B, 8.08%, 08/14/12                     1,677,765            -   1,677,765
                                             SIRVA Worldwide, Inc.
              831,429          -     831,429     Revolver, 12.43%, 12/01/08 (c)                     552,900            -     552,900
               17,143          -      17,143     Revolver, 12.38%, 12/01/08 (c)                      11,400            -      11,400
            6,008,774          -   6,008,774     Tranche B Term Loan, 12.50%, 12/01/10            3,909,489            -   3,909,489
                                                                                               -------------------------------------
                                                                                                  6,151,554            -   6,151,554
                                                                                               -------------------------------------
UTILITIES - 3.3%
                                             ANP Funding I, LLC
            4,888,889          -   4,888,889     Tranche A Term Loan, 8.73%, 07/29/10             4,856,280            -   4,856,280
                                             Calpine Construction Finance Company, L.P.
                    -      5,508       5,508     First Lien Term Loan, 11.34%, 08/26/09                   -        5,663       5,663
                                             Coleto Creek Power, LP
            5,465,915          -   5,465,915     First Lien Term Loan, 7.95%, 06/28/13            5,274,607            -   5,274,607
            4,925,000          -   4,925,000     Second Lien Term Loan, 8.83%, 06/28/13           4,752,625            -   4,752,625
              382,166          -     382,166     Synthetic Facility, 5.10%, 06/28/13                368,790            -     368,790
                                             Entegra TC LLC
            6,198,643          -   6,198,643     Third Lien Term Loan, 11.20%, 04/19/14           5,815,133            -   5,815,133
                                             GBGH LLC (U S Energy)
            5,128,912          -   5,128,912     First Lien Term Loan, 14.25%, 08/07/13           5,141,734            -   5,141,734
            5,478,811          -   5,478,811     Second Lien Term Loan, 7.89%, 08/07/14           5,492,508            -   5,492,508
                                                                                               -------------------------------------
                                                                                                 31,701,677        5,663  31,707,340
                                                                                               -------------------------------------
WIRELESS - CELLULAR/PCS - 1.3%
                                             Cricket Communications, Inc.
            1,970,000          -   1,970,000     Term Loan B, 7.83%, 06/16/13                     1,946,596            -   1,946,596
                                             Insight Midwest Holdings, LLC
            8,000,000          -   8,000,000     Term Loan B, 7.00%, 04/07/14                     7,708,880            -   7,708,880
                                             Level 3 Financing, Inc.
            3,000,000          -   3,000,000     New Term Loan, 7.49%, 03/13/14                   2,896,500            -   2,896,500
                                                                                               -------------------------------------
                                                                                                 12,551,976            -  12,551,976
                                                                                               -------------------------------------

                                                               37


WIRELESS COMMUNICATIONS - 1%
                                             Clearwire Corp.
            9,975,000          -   9,975,000     Term Loan, 11.15%, 07/03/12                      9,625,875            -   9,625,875
                                                                                               -------------------------------------
                                             TOTAL SENIOR LOANS                                 524,835,160   13,357,554 538,192,714
                                                                                               -------------------------------------

FOREIGN DENOMINATED SENIOR LOANS
(a) - 10.3%
AUSTRALIA - 2%
AUD
                                             Seven Media Group
           22,940,476          -  22,940,476     Facility A Term Loan, 12/22/13                  19,463,019            -  19,463,019
                                                                                               -------------------------------------
FRANCE - 2.1%
EUR
                                             Ypso Holding SA
            2,012,048          -   2,012,048     Eur B Acq 1 Facility, 7.43%, 06/15/14            2,818,373            -   2,818,373
            3,282,814          -   3,282,814     Eur B Acq 2 Facility, 7.43%, 06/15/14            4,598,397            -   4,598,397
            5,213,674          -   5,213,674     Eur B Recap 1 Facility, 7.43%, 06/15/14          7,277,282            -   7,277,282
            1,389,750          -   1,389,750     Eur C Acq Facility, 7.68%, 12/31/15              1,953,538            -   1,953,538
            2,610,250          -   2,610,250     Eur C Recap Facility, 7.68%, 12/31/15            3,669,165            -   3,669,165
                                                                                               -------------------------------------
                                                                                                 20,316,755            -  20,316,755
                                                                                               -------------------------------------
NETHERLANDS - 1%
EUR
                                             Amsterdamse Beheer- En Consultingmaatschappij B.V.
                                             Casema
            2,500,000          -   2,500,000     Kabelcom B Term Loan, 6.67%, 09/12/14            3,595,735            -   3,595,735
            2,500,000          -   2,500,000     Kabelcom C Term Loan, 7.17%, 09/12/15            3,636,855            -   3,636,855
            1,500,000          -   1,500,000     Kabelcom D Term Loan Second Lien, 8.41%,         2,170,227            -   2,170,227
                                                 03/12/16
                                                                                               -------------------------------------
                                                                                                  9,402,817            -   9,402,817
                                                                                               -------------------------------------
SWEDEN - 0.5%
SEK
                                             Nordic Cable Acquisition Co., Sub-Holding AB
           15,333,333          -  15,333,333     Facility B2, 6.67%, 01/31/14                     2,289,372            -   2,289,372
           14,666,667          -  14,666,667     Facility C2, 6.79%, 01/31/15                     2,201,180            -   2,201,180
                                                                                               -------------------------------------
                                                                                                  4,490,552            -   4,490,552
                                                                                               -------------------------------------
UNITED KINGDOM - 1.1%
GBP
                                             Mobileserv Ltd.
            2,764,925          -   2,764,925     Facility B , 8.82%, 09/22/14                     4,855,901            -   4,855,901
            3,250,000          -   3,250,000     Facility C, 9.32%, 09/22/15                      5,733,561            -   5,733,561
                                                                                               -------------------------------------
                                                                                                 10,589,462            -  10,589,462
                                                                                               -------------------------------------

                                             TOTAL FOREIGN DENOMINATED SENIOR LOANS              64,262,605            -  64,262,605
                                                                                               -------------------------------------
ASSET-BACKED SECURITIES (g) - 0.5%
                                             Commercial Industrial Finance Corp.
            1,000,000          -   1,000,000     Series 2006-1BA, Class B2L, 8.88%, 12/22/20        728,906            -     728,906
                                             Marquette US/European CLO, PLC
            1,000,000          -   1,000,000     Series 2006-1A, Class D1, 6.99%, 07/15/20 (h)      822,969            -     822,969
                                             Ocean Trails CLO
            1,000,000          -   1,000,000     Series 2006-1A, Class D, 9.00%, 10/12/20 (h)       757,969            -     757,969
                                             Venture CDO, Ltd.
            2,000,000          -   2,000,000     Series 2007-9A, Class D, 9.27%, 10/12/21 (h)     1,884,062            -   1,884,062
                                             Westbrook CLO, Ltd.
            1,000,000          -   1,000,000     Series 2006-1A, Class D, 6.63%, 12/20/20 (h)       788,750            -     788,750
                                                                                               -------------------------------------

                                             TOTAL ASSET-BACKED SECURITIES                        4,982,656            -   4,982,656
                                                                                               -------------------------------------

                                                               38


FOREIGN ASSET-BACKED SECURITIES (g) - 0.6%

IRELAND - 0.6%
EUR
                                             Static Loan Funding
            2,000,000          -   2,000,000     Series 2007-1X, Class D, 07/31/17                2,793,982            -   2,793,982
            2,000,000          -   2,000,000     Series 2007-1X, Class E, 07/31/17                2,815,913            -   2,815,913
                                                                                               -------------------------------------

                                             TOTAL FOREIGN ASSET-BACKED SECURITIES                5,609,895            -   5,609,895
                                                                                               -------------------------------------

CORPORATE NOTES AND BONDS - 29.8%
AEROSPACE - AIRLINES - 0.2%
                                             Delta Airlines, Inc.
            5,000,000          -   5,000,000     8.00%, 06/30/23 (d)                                244,000            -     244,000
                    -  4,000,000   4,000,000     8.30%, 08/11/20 (d) (l)                                  -      200,000     200,000
                                             Northwest Airlines, Inc.
                    -  1,899,659   1,899,659     Series 2002-1, Class C2, 9.06%, 05/20/12                 -    1,914,322   1,914,322
                    -  1,500,000   1,500,000     8.88%, 12/30/27 (d) (l)                                  -       56,250      56,250
                                                                                               -------------------------------------
                                                                                                    244,000    2,170,572   2,414,572
                                                                                               -------------------------------------
BROADCASTING - 1%
                                             Univision Communications, Inc.
            6,000,000  2,960,000   8,960,000     9.75%, 03/15/15 PIK (h)                          5,497,500    2,712,100   8,209,600
                                             Young Broadcasting, Inc.
                    -  2,000,000   2,000,000     10.00%, 03/01/11                                         -    1,572,500   1,572,500
                                                                                               -------------------------------------
                                                                                                  5,497,500    4,284,600   9,782,100
                                                                                               -------------------------------------
CABLE - US CABLE - 1.7%
                                             CCH I Holdings LLC
            1,250,000          -   1,250,000     9.92%, 04/01/14                                    739,062            -     739,062
            3,375,000          -   3,375,000     10.00%, 05/15/14                                 2,012,344            -   2,012,344
            2,500,000          -   2,500,000     11.75%, 05/15/14                                 1,593,750            -   1,593,750
                                             CCH I LLC
            8,358,000  4,861,000  13,219,000     11.00%, 10/01/15                                 6,853,560    3,986,020  10,839,580
                                             Charter Communications, Inc., Convertible
            2,634,000          -   2,634,000     6.50%, 10/01/27                                  1,600,155            -   1,600,155
                                                                                               -------------------------------------
                                                                                                 12,798,871    3,986,020  16,784,891
                                                                                               -------------------------------------
CONSUMER NON-DURABLES - 2.8%
                                             Ames True Temper, Inc.
            3,000,000  2,000,000   5,000,000     9.24%, 01/15/12 (g)                              2,565,000    1,710,000   4,275,000
            1,500,000  1,375,000   2,875,000     10.00%, 07/15/12 (l)                               832,500      763,125   1,595,625
                                             Outsourcing Services Group, Inc.
                    -    801,760     801,760     9.00%, 03/01/09 PIK (b)                                  -            -           -
                                             Spectrum Brands, Inc.
                    -  2,000,000   2,000,000     11.50%, 10/02/13 PIK (g) (l)                             -    1,810,000   1,810,000
                    -  2,450,000   2,450,000     7.38%, 02/01/15 (l)                                      -    1,825,250   1,825,250
                                             Solo Cup Co.
           11,875,000  8,300,000  20,175,000     8.50%, 02/15/14 (l)                             10,271,875    7,179,500  17,451,375
                                                                                               -------------------------------------
                                                                                                 13,669,375   13,287,875  26,957,250
                                                                                               -------------------------------------
DIVERSIFIED MEDIA - 0.6%
                                             Network Communications, Inc.
            4,500,000  1,500,000   6,000,000     10.75%, 12/01/13                                 4,432,500    1,477,500   5,910,000
                                                                                               -------------------------------------
ELECTRONICS - 0.1%
                                             WII Components, Inc.
                    -  1,000,000   1,000,000     10.00%, 02/15/12                                         -    1,007,500   1,007,500
                                                                                               -------------------------------------
ENERGY - EXPLORATION & PRODUCTION - 0.2%
                                             McMoran Exploration Co.
                    -  1,800,000   1,800,000     11.88%, 11/15/14                                         -    1,815,750   1,815,750
                                             Opti Canada, Inc.
              375,000          -     375,000     8.25%, 12/15/14 (h)                                373,125            -     373,125
                                                                                               -------------------------------------
                                                                                                    373,125    1,815,750   2,188,875
                                                                                               -------------------------------------

                                                               39


ENERGY - OTHER ENERGY - 1.1%
                                             Energy XXI Gulf Coast, Inc.
            6,000,000  1,750,000   7,750,000     10.00%, 06/15/13                                 5,535,000    1,614,375   7,149,375
                                             Helix Energy Solutions
            2,000,000  1,100,000   3,100,000     9.50%, 01/15/16 (h)                              2,045,000    1,124,750   3,169,750
                                                                                               -------------------------------------
                                                                                                  7,580,000    2,739,125  10,319,125
                                                                                               -------------------------------------
FINANCIAL - 2.1%
                                             HUB International Holdings, Inc.
           14,200,000  7,000,000  21,200,000     10.25%, 06/15/15 (h)                            12,141,000    5,985,000  18,126,000
                                             Penhall International, Corp.
            2,000,000          -   2,000,000     12.00%, 08/01/14 (h)                             1,870,000            -   1,870,000
                                                                                               -------------------------------------
                                                                                                 14,011,000    5,985,000  19,996,000
                                                                                               -------------------------------------
FOOD AND DRUG - 0.1%
                                             Cinacalcet Royalty Sub LLC
              441,291          -     441,291     8.00%, 03/30/17                                    516,311            -     516,311
                                                                                               -------------------------------------
FOOD/TOBACCO - 1.7%
                                             Chiquita Brands International, Inc.
            3,000,000  5,300,000   8,300,000     7.50%, 11/01/14                                  2,647,500    4,677,250   7,324,750
            5,000,000          -   5,000,000     8.88%, 12/01/15                                  4,550,000            -   4,550,000
                                             Land O' Lakes Capital Trust I
                    -    500,000     500,000     7.45%, 03/15/28 (h)                                      -      440,000     440,000
                                             Pinnacle Foods Group Inc.
                    -    500,000     500,000     9.25%, 04/01/15 (h)                                      -      458,750     458,750
                    -  2,000,000   2,000,000     10.63%, 04/01/17 (h) (l)                                 -    1,730,000   1,730,000
                                             Select Medical Corporation
                    -    975,000     975,000     7.63%, 02/01/15                                          -      838,500     838,500
                    -  1,162,000   1,162,000     11.26%, 09/15/15 (g) (l)                                 -    1,016,750   1,016,750
                                                                                               -------------------------------------
                                                                                                  7,197,500    9,161,250  16,358,750
                                                                                               -------------------------------------
FOREST PRODUCTS - CONTAINERS - 0%
                                             NewPage Corporation
                    -    279,321     279,321     11.82%, 11/01/13 PIK (g)                                 -      269,545     269,545
                                                                                               -------------------------------------
GAMING/LEISURE - OTHER LEISURE - 2%
                                             Six Flags, Inc.
            4,081,000  2,267,000   6,348,000     4.50%, 05/15/15                                  2,963,826    1,646,409   4,610,235
            4,500,000  2,000,000   6,500,000     8.88%, 02/01/10 (l)                              3,712,500    1,650,000   5,362,500
                                             Tropicana Entertainment LLC
            6,525,000  8,000,000  14,525,000     9.63%, 12/15/14 (h) (l)                          4,176,000    5,120,000   9,296,000
                                                                                               -------------------------------------
                                                                                                 10,852,326    8,416,409  19,268,735
                                                                                               -------------------------------------
HEALTHCARE - ACUTE CARE - 3.1%
                                             Argatroban Royalty Sub LLC
            9,803,340  3,640,494  13,443,834     18.50%, 09/21/14                                 9,852,357    3,658,696  13,511,053
                                             Eszopiclone Royalty Sub LLC
                    -  1,794,000   1,794,000     12.00%, 06/30/14                                         -    1,865,760   1,865,760
                                             HCA, Inc.
           10,000,000          -  10,000,000     6.30%, 10/01/12                                  8,950,000                8,950,000
                    -    500,000     500,000     7.50%, 11/15/49                                          -      384,623     384,623
                    -    500,000     500,000     7.69%, 06/15/25                                          -      416,451     416,451
            3,000,000          -   3,000,000     8.36%, 04/15/24                                  2,652,669            -   2,652,669
                                             Risperidone Royalty Sub LLC
                    -  2,000,000   2,000,000     7.00%, 01/01/18                                          -    1,830,000   1,830,000
                                                                                               -------------------------------------
                                                                                                 21,455,026    8,155,529  29,610,555
                                                                                               -------------------------------------
HEALTHCARE - ALTERNATE SITE SERVICES - 0.3%
                                             LifeCare Holdings
            5,000,000          -   5,000,000     9.25%, 08/15/13                                  3,325,000            -   3,325,000
                                                                                               -------------------------------------
HOUSING - BUILDING MATERIALS - 2.2%
                                             Associated Materials, Inc.
                    -  1,767,000   1,767,000     0.00%, 03/01/14 (l) (m)                                  -    1,139,715   1,139,715
                                             Masonite Corp.
            4,000,000    250,000   4,250,000     11.00%, 04/06/15 (l)                             3,140,000      196,250   3,336,250
                                             Realogy Corp.
            8,000,000  5,000,000  13,000,000     10.50%, 04/15/14 (h) (l)                         6,000,000    3,750,000   9,750,000
            5,500,000          -   5,500,000     11.00%, 04/15/14 PIK (h)                         3,836,250            -   3,836,250
            4,000,000    570,000   4,570,000     12.38%, 04/15/15 (h) (l)                         2,530,000      360,525   2,890,525
                                                                                               -------------------------------------
                                                                                                 15,506,250    5,446,490  20,952,740
                                                                                               -------------------------------------

                                                               40


INFORMATION TECHNOLOGY - 2.7%
                                             Charys Holding Co., Inc.
                    -  2,500,000   2,500,000     8.75%, 02/16/12 (h)                                      -    1,762,500   1,762,500
                                             Freescale Semiconductor, Inc.
            3,800,000          -   3,800,000     10.13%, 12/15/16                                 3,154,000            -   3,154,000
                    -  2,000,000   2,000,000     8.87%, 12/15/14 (g)                                      -    1,710,000   1,710,000
                                             MagnaChip Semiconductor
            8,000,000  6,500,000  14,500,000     8.24%, 12/15/11 (g)                              7,160,000    5,817,500  12,977,500
                                             NXP BV/NXP Funding LLC
            2,000,000          -   2,000,000     7.99%, 10/15/13 (g)                              1,847,500            -   1,847,500
                                             Spansion LLC
            5,000,000          -   5,000,000     11.25%, 01/15/16 (h)                             4,275,000            -   4,275,000
                                                                                               -------------------------------------
                                                                                                 16,436,500    9,290,000  25,726,500
                                                                                               -------------------------------------
RETAIL - 2.6%
                                             Blockbuster, Inc.
           11,500,000  8,000,000  19,500,000     9.00%, 09/01/12 (l)                              9,890,000    6,880,000  16,770,000
                                             Dollar General Corp.
            5,500,000  3,250,000   8,750,000     10.63%, 07/15/15 (h) (l)                         5,073,750    2,998,125   8,071,875
                                                                                               -------------------------------------
                                                                                                 14,963,750    9,878,125  24,841,875
                                                                                               -------------------------------------
TELECOMMUNICATIONS - 2.5%
                                             Digicel Group, Ltd.
           12,454,260  6,537,854  18,992,114     9.13%, 01/15/15 PIK (h) (l)                     11,395,648    5,982,136  17,377,784
                                             Grande Communications Holdings, Inc.
                    -  2,000,000   2,000,000     14.00%, 04/01/11                                         -    2,065,000   2,065,000
                                             Intelsat Bermuda, Ltd.
                    -  4,500,000   4,500,000     11.25%, 06/15/16 (h)                                     -    4,657,500   4,657,500
                                                                                               -------------------------------------
                                                                                                 11,395,648   12,704,636  24,100,284
                                                                                               -------------------------------------
TRANSPORTATION - 1.8%
                                             American Tire Distributors Holdings, Inc.
            5,000,000  3,500,000   8,500,000     11.48%, 04/01/12 (g)                             4,875,000    3,412,500   8,287,500
                                             Delphi Corp.
            2,933,000          -   2,933,000     6.55%, 06/15/06 (d)                              1,759,800            -   1,759,800
            7,834,000          -   7,834,000     7.13%, 05/01/29 (d)                              4,817,910            -   4,817,910
            1,200,000    417,000   1,617,000     6.50%, 05/01/09 (d) (l)                            726,000      252,285     978,285
              200,000          -     200,000     6.50%, 08/15/13 (d)                                117,000            -     117,000
                                             Federal-Mogul Corp.
            1,579,000          -   1,579,000     7.50%, 01/15/09 (d)                                      -            -           -
            1,000,000          -   1,000,000     7.75%, 07/01/06 (d)                                      -            -           -
                                             Motor Coach Industries International, Inc.
                    -  1,000,000   1,000,000     11.25%, 05/01/09                                         -      852,500           -
                                             Nordic Telephone Company Holdings
                    -    500,000     500,000     8.88%, 05/01/16 (h)                                      -      515,000           -
                                                                                               -------------------------------------
                                                                                                 12,295,710    5,032,285  17,327,995
                                                                                               -------------------------------------
UTILITIES - 0%
                                             Enron Corp.
            1,000,000          -   1,000,000     6.63%, 11/15/05 (d) (i)                            182,500            -     182,500
                                             USGen New England, Inc.
                    -     56,303      56,303     01/02/15 (d) (h)                                         -            -           -
                                                                                               -------------------------------------
                                                                                                    182,500            -     182,500
                                                                                               -------------------------------------
WIRELESS COMMUNICATIONS - 1.2%
                                             SunCom Wireless Holdings, Inc.
            5,000,000  6,000,000  11,000,000     8.50%, 06/01/13                                  5,200,000    6,240,000  11,440,000

                                                                                               -------------------------------------
                                             TOTAL CORPORATE NOTES AND BONDS                    177,932,892  111,348,211 289,281,103
                                                                                               -------------------------------------

CLAIMS - 0.1%
AEROSPACE - AIRLINES - 0.1%
                                             Delta Airlines, Inc.
              581,794          -     581,794     Delta ALPA Claim, 12/31/10 (d)                      29,334            -      29,334
                                             Northwest Airlines, Inc.
            2,000,000    600,000   2,600,000     ALPA Trade Claim, 08/21/13 (d)                      72,500       21,750      94,250
            3,551,000  1,065,300   4,616,300     Flight Attendant Claim, 08/21/13 (d)               128,724       38,617     167,341
            2,107,500    632,250   2,739,750     IAM Trade Claim, 08/21/13 (d)                       76,397       22,919      99,316
            2,341,500    702,450   3,043,950     Retiree Claim, 08/21/13 (d)                         84,879       25,464     110,343
                                                                                               -------------------------------------

                                             TOTAL CLAIMS                                           391,834      108,750     500,584
                                                                                               -------------------------------------

COMMON STOCKS - 6.9%
AEROSPACE - AIRLINES - 1%
              199,342     91,819     291,161 Delta Air Lines, Inc. (j)                            2,968,198    1,367,183   4,335,381
              253,611    113,554     367,165 Northwest Airlines Corp. (j)                         3,679,896    1,647,676   5,327,572
                                                                                               -------------------------------------
                                                                                                  6,648,094    3,014,858   9,662,952
                                                                                               -------------------------------------
BROADCASTING - 0.4%
              357,343          -     357,343 Gray Television, Inc.                                2,865,891            -   2,865,891
              121,072          -     121,072 Gray Television, Inc., Class A                       1,029,112            -   1,029,112
                    -      1,184       1,184 Time Warner Cable, Inc. (j)                                  -       32,678      32,678
                                                                                               -------------------------------------
                                                                                                  3,895,003       32,678   3,927,681
                                                                                               -------------------------------------

                                                               41


CONSUMER NON-DURABLES - 0%
                    -     24,015      24,015 Outsourcing Services Group, Inc. (b) (j)                     -            -           -
                                                                                               -------------------------------------
DIVERSIFIED MEDIA - 0.1%
                    -     46,601      46,601 American Banknote Corp. (j)                                  -    1,095,124   1,095,124
                                                                                               -------------------------------------
FINANCIAL - 0%
                    -    555,258     555,258 Altiva Financial Corp. (j)                                   -        5,553       5,553
                                                                                               -------------------------------------
FOREST PRODUCTS - CONTAINERS - 0.4%
              563,258          -     563,258 Graphic Packaging Corp. (j)                          2,078,422            -   2,078,422
              100,067          -     100,067 Louisiana-Pacific Corp.                              1,368,917            -   1,368,917
                                                                                               -------------------------------------
                                                                                                  3,447,339            -   3,447,339
                                                                                               -------------------------------------
HOUSING - BUILDING MATERIALS - 0.3%
              150,285          -     150,285 Owens Corning, Inc. (j)                              3,038,755            -   3,038,755
                                                                                               -------------------------------------
HOUSING - REAL ESTATE DEVELOPMENT - 0%
                    8          -           8 Westgate Investments LLC (b)                                 -            -           -
                                                                                               -------------------------------------
INFORMATION TECHNOLOGY - 0%
                    -        303         303 Viatel Holding Bermuda, Ltd. (j)                             -            7           7
                                                                                               -------------------------------------
SERVICE - ENVIRONMENTAL SERVICES - 0.3%
              136,990          -     136,990 Safety-Kleen Systems, Inc. (j)                       2,876,790            -   2,876,790
                                                                                               -------------------------------------
TELECOMMUNICATIONS - 0.5%
              753,981          -     753,981 Communications Corp. of America (b) (j)              5,004,775            -   5,004,775
                    -        232         232 Knology, Inc. (j)                                            -        2,965       2,965
                                                                                               -------------------------------------
                                                                                                  5,004,775        2,965   5,007,740
                                                                                               -------------------------------------
TRANSPORTATION - 0.2%
            1,544,148          -   1,544,148 Delphi Corp. (j)                                       223,901            -     223,901
               58,949          -      58,949 Federal-Mogul Corp., Class A (j)                     1,473,725            -   1,473,725
                                                                                               -------------------------------------
                                                                                                  1,697,626            -   1,697,626
                                                                                               -------------------------------------
UTILITIES - 0.5%
               81,194          -      81,194 Entegra TC LLC                                       2,715,939            -   2,715,939
               59,600          -      59,600 NRG Energy, Inc. (j)                                 2,583,064            -   2,583,064
                                                                                               -------------------------------------
                                                                                                  5,299,003            -   5,299,003
                                                                                               -------------------------------------
WIRELESS COMMUNICATIONS - 3.2%
              225,000    853,905   1,078,905 ICO Global Communications Holding Ltd. (j) (l)         715,500    2,715,418   3,430,918
            1,037,196          -   1,037,196 SunCom Wireless Holdings, Inc., Class A (j)         27,547,926            -  27,547,926
                                                                                               -------------------------------------
                                                                                                 28,263,426    2,715,418  30,978,844
                                                                                               -------------------------------------

                                             TOTAL COMMON STOCKS                                 60,170,811    6,866,602  67,037,413
                                                                                               -------------------------------------

WARRANTS - 0.0%
               20,000          -      20,000 Clearwire Corp., expires 08/15/10 (j)                    3,688            -       3,688
                    -      5,000       5,000 XM Satellite Radio, Inc., expires 03/05/10 (j)               -            -           -
                                                                                               -------------------------------------

                                             TOTAL WARRANTS                                           3,688            -       3,688
                                                                                               -------------------------------------


TOTAL INVESTMENTS - 135.0%                                                                     838,189,541  131,681,117  969,870,658
                                                                                               -------------------------------------

Investments sold short
outstanding as of December 31,
2007:


                                                                                                                         PRO FORMA
                                        PRO FORMA                                                                        COMBINED
  HIGHLAND                               COMBINED                                        HIGHLAND                         HIGHLAND
   CREDIT       PROSPECT STREET          HIGHLAND                                         CREDIT     PROSPECT STREET      CREDIT
 STRATEGIES       HIGH INCOME       CREDIT STRATEGIES                                   STRATEGIES     HIGH INCOME      STRATEGIES
FUND (HCF)     PORTFOLIO (PHY)         FUND (HCF)                                       FUND (HCF)   PORTFOLIO (PHY)    FUND (HCF)
-----------    ----------------     -----------------  ------------------------------   ----------   ---------------    ------------
# OF SHARES       # OF SHARES          # OF SHARES                 SECURITY              VALUE ($)      VALUE ($)        VALUE ($)
-----------    ----------------     -----------------  ------------------------------   ----------   ---------------    ------------
     19,593          -                         19,593  Superior Industries               116,578                -            116,578
                                                       International, Inc.
     51,587          -                         51,587  IndyMac Bancorp, Inc.             937,336                -            937,336
                                                                                                                        ------------
                                                                                                                           1,053,914

Forward foreign currency contracts outstanding as of December 31, 2007 were as follows:

                                                                           PRO FORMA COMBINED
                              HIGHLAND CREDIT      PROSPECT STREET HIGH      HIGHLAND CREDIT
                           STRATEGIES FUND (HCF)  INCOME PORTFOLIO (PHY)  STRATEGIES FUND (HCF)
                          -----------------------------------------------------------------------
 CONTRACTS                   PRINCIPAL AMOUNT       PRINCIPAL AMOUNT        PRINCIPAL AMOUNT
 TO BUY OR                       COVERED                 COVERED                 COVERED
  TO SELL     CURRENCY         BY CONTRACTS           BY CONTRACTS            BY CONTRACTS
---------------------------------------------------------------------------------------------------
Sell          AUD                      4,000,000                       0               4,000,000
Sell          AUD                      5,400,000                       0               5,400,000
Sell          AUD                      2,700,000                       0               2,700,000
Sell          EUR                     11,000,000                       0              11,000,000
Sell          EUR                      4,900,000                       0               4,900,000
Sell          EUR                      5,100,000                       0               5,100,000
Sell          GBP                      4,000,000                       0               4,000,000
Sell          GBP                        500,000                       0                 500,000
Sell          GBP                        500,000                       0                 500,000

                                                             PRO FORMA COMBINED
                HIGHLAND CREDIT      PROSPECT STREET HIGH      HIGHLAND CREDIT
             STRATEGIES FUND (HCF)  INCOME PORTFOLIO (PHY)  STRATEGIES FUND (HCF)
            -----------------------------------------------------------------------
                NET UNREALIZED         NET UNREALIZED          NET UNREALIZED
                APPRECIATION/           APPRECIATION/           APPRECIATION/
EXPIRATION      (DEPRECIATION)         (DEPRECIATION)          (DEPRECIATION)
------------------------------------------------------------------------------------
02/28/2008               ($236,992)                      0               ($236,992)
02/29/2008                -353,149                       0               ($353,149)
03/11/2008                -147,955                       0               ($147,955)
02/04/2008                -940,067                       0               ($940,067)
05/29/2008                 108,967                       0                $108,967
05/30/2008                  54,955                       0                 $54,955
02/07/2008                 169,210                       0                $169,210
05/29/2008                  36,435                       0                 $36,435
05/30/2008                  33,338                       0                 $33,338

(a)    Senior loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. (Unless otherwise identified by Note (f), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2007. Senior loans, while exempt from registration under the Security Act of 1933, as amended (the "1933 Act"), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(b)    Represents fair value as determined in good faith under the direction of the Board.
(c)    Senior Loan Notes have additional unfunded loan commitments.
(d)    The issuer is in default of certain debt covenants. Income is not being accrued.
(e)    All or a portion of this position has not settled. Contract rates do not take effect until settlement date.
(f)    Fixed Rate Senior Loan.
(g)    Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2007.
(h)    Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers.  These securities have been determined by the Adviser to be liquid securities.
(i)    This issuer is under the protection of the U.S. federal bankruptcy court.
(j)    Non-income producing security.
(l)    Securities (or a portion of securities) on loan as of December 31, 2007.
(m)    Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity.



AUD    Australia Dollar
DIP    Debtor in Possession
EUR    Euro Currency
GBP    Great Britian Pound
PIK    Payment in Kind
SEK    Swedish Krona

STATEMENT OF ASSETS AND LIABILITIES

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR HIGHLAND CREDIT STRATEGIES FUND AND PROSPECT STREET HIGH INCOME PORTFOLIO INC. AS OF DECEMBER 31, 2007 (UNAUDITED)

                                                                   PRO FORMA
                                                               INCLUDING RIGHTS                                     PRO FORMA
                                  HIGHLAND                         OFFERING                                         COMBINED
                                   CREDIT    RIGHTS OFFERING   HIGHLAND CREDIT   PROSPECT STREET                 HIGHLAND CREDIT
                                 STRATEGIES     PRO FORMA        STRATEGIES        HIGH INCOME     PRO FORMA       STRATEGIES
                                 FUND (HCF)    ADJUSTMENTS        FUND (HCF)     PORTFOLIO (PHY)  ADJUSTMENTS      FUND (HCF)
                                 ----------  ---------------   ----------------  ---------------  ------------   ---------------
Assets:
  Investments, at value         838,189,541                        838,189,541      131,681,117                      969,870,658
  Cash                            2,837,166    143,563,458[3]      146,400,624        3,954,306                      150,354,930
  Restricted Cash                39,261,591                         39,261,591              -                         39,261,591
  Net unrealized appreciation
   on forward currency
   contracts                        402,905                            402,905              -                            402,905
  Receivable for:                                                                                                            -
     Investments Sold            22,028,985                         22,028,985        2,180,241                       24,209,226
    Swap agreements               1,054,833                          1,054,833              -                          1,054,833
    Dividends and interest
     receivables                 13,150,972                         13,150,972        2,526,024                       15,676,996
   Other assets                      41,483                             41,483           80,287                          121,770
                               ------------- --------------     ---------------    -------------   -----------     --------------
      Total assets              916,967,476    143,563,458       1,060,530,934      140,421,974           -        1,200,952,908
                               ------------- --------------     ---------------    -------------   -----------     --------------

LIABILITIES:
  Note payable                  248,000,000                        248,000,000              -       40,000,000       288,000,000
  Securities sold short, at
   value                          1,053,914                          1,053,914              -                          1,053,914
  Net discount and unrealized
   depreciation on unfunded
   transactions                   1,556,736                          1,556,736              -                          1,556,736
  Net unrealized depreciation
   on forward currency
   contracts                      1,678,163                          1,678,163              -                          1,678,163
  Net unrealized depreciation
   on credit default swaps           29,158                             29,158              -                             29,158
  Net unrealized depreciation
   on total return swaps          6,341,169                          6,341,169              -                          6,341,169
  Payables for:                                                                                                              -
     Distributions                5,178,082                          5,178,082              -                          5,178,082
     Investments purchased       29,734,707                         29,734,707        3,841,806                       33,576,513
     Investment advisory fee
      payable                       748,663                            748,663           76,695                          825,358
     Preferred dividend
      payable                             -                                  -           34,262                           34,262
    Administration fee              149,733                            149,733            6,482                          156,215
    Interest Expense              1,278,012                          1,278,012              -                          1,278,012
    Accrued expenses and
     other liabilities              140,978                            140,978          105,414        561,950[1]        808,342
                               -------------  -------------     ---------------   --------------   -----------     --------------
      Total liabilities         295,889,315              -         295,889,315        4,064,658     40,561,950       340,515,923
                               =============  =============     ===============   ==============   ===========     ==============

AUCTION RATE PREFERRED STOCK              -              -                   -       40,000,000[4] (40,000,000)              -

NET ASSETS APPLICABLE TO
 COMMON SHARES:                 621,078,161                        764,641,619       96,357,317       (561,950)      860,436,986

COMPOSITION OF NET ASSETS:
  Par value of common shares         34,521         11,536[3]           46,057          926,241       (920,438)           51,860
  Paid-in capital in excess
   of par value of common
   shares                       657,755,847    143,551,922[3]      801,307,769      116,809,414        920,438       919,037,621
  Undistributed net
   investment income              7,645,585                          7,645,585        1,935,367       (561,950)[1]     9,019,002
  Accumulated net realized
   gain/(loss) from
   investments, swaps and
   foreign currency
   transactions                  10,712,407                         10,712,407           16,912                       10,729,319
  Net unrealized
   appreciation/
   (depreciation) on
   investments, unfunded
   transactions, short
   positions,                                                                                                                -
   forward currency
   contracts, swaps and
   translation of assets
   and liabilities
   denominated                                                                                                               -
   in foreign currency          (55,070,199)                       (55,070,199)     (23,330,617)                     (78,400,816)
                               -------------  -------------     ---------------     -----------    -----------     -------------
NET ASSETS APPLICABLE TO
 COMMON SHARES                  621,078,161    143,563,458         764,641,619       96,357,317       (561,950)[1]   860,436,986
                               =============  =============     ===============     ===========    ===========     =============

COMMON SHARES
    Net Assets                  621,078,161                        764,641,619       96,357,317                      860,436,986
    Shares outstanding
    (unlimited
    authorization)               34,520,550                         46,056,165       30,874,699    (25,070,395)[2]    51,860,469
    Net asset value per
    share (net assets/
    shares outstanding)               17.99                              16.60             3.12                            16.59


[1] Reflects adjustments for estimated reorganization expenses of $561,950.
[2] Reflects adjustments to the number of shares outstanding due to the reorganization
[3] Reflects the proceeds received from the rights offering that closed on January 28, 2008
[4] Auction Rate Preferred Stock (1,000,000 shares authorized, and 1,600 shares issued at $25,000 per share)
See Notes to Pro Forma Combined Financial Statements

STATEMENT OF OPERATIONS

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR HIGHLAND CREDIT
STRATEGIES FUND AND PROSPECT STREET HIGH INCOME PORTFOLIO INC.
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

                                                                  PRO FORMA
                                                              INCLUDING RIGHTS                                      PRO FORMA
                                 HIGHLAND                         OFFERING                                           COMBINED
                                  CREDIT     RIGHTS OFFERING   HIGHLAND CREDIT   PROSPECT STREET                  HIGHLAND CREDIT
                                STRATEGIES      PRO FORMA        STRATEGIES        HIGH INCOME      PRO FORMA       STRATEGIES
                                FUND (HCF)    ADJUSTMENTS(f)     FUND (HCF)      PORTFOLIO (PHY)   ADJUSTMENTS      FUND (HCF)
                                ----------   ---------------  ----------------   ---------------   ------------   ---------------
INVESTMENT INCOME:
 Interest                       85,031,062                          85,031,062        12,132,742           -           97,163,804
 Accretion of bond discount             -                                   -            678,083                          678,083
 Dividends                       1,826,564                           1,826,564                -            -            1,826,564
 Securities lending income           7,479                               7,479           163,872           -              171,351
                                ----------   --------------   ----------------   ---------------   ------------   ---------------
   Total investment income      86,865,105               -          86,865,105        12,974,697           -           99,839,802
                                ----------   --------------   ----------------   ---------------   ------------   ---------------

EXPENSES:
  Investment advisory fees       9,368,976        1,967,689         11,336,665           947,447        501,770(b)     12,785,882
 Administration fees             1,873,796          393,538          2,267,334            33,406(a)     289,884(b)      2,509,624
 Accounting service fees           449,908           38,470            488,378            33,406(a)      (6,846)(c)       514,938
 Transfer agent fees                34,147               -              34,147            29,371        (29,371)(c)        34,147
 Professional fees                 332,701               -             332,701            64,245        (64,245)(c)       332,701
 Trustees' fees                     32,295               -              32,295            46,036        (46,036)(c)        32,295
 Custodian fees                    118,582           24,905            143,487            13,640              -           157,127
 Registration fees                  37,005               -              37,005            29,746        (29,746)(c)        37,005
 Preferred shares broker
  expense                               -                -                  -            102,437       (102,437)(d)            -
 Reports to shareholders           113,710           23,882            137,592            40,216        (22,627)(c)       155,181
 Other Expenses                    413,714           19,696            433,410            82,223        (72,909)(c)       442,724
                               -----------   --------------   ----------------   ---------------   ------------    --------------
    NET OPERATING EXPENSES      12,774,834        2,468,180         15,243,014         1,422,173        417,437        17,082,624
                               -----------   --------------   ----------------   ---------------   ------------    --------------
 Interest Expense               14,759,102                          14,759,102            14,204      2,331,990(g)     17,105,297
 Dividends on securities
  sold short                       226,480                             226,480                -              -            226,480
                               -----------   --------------   ----------------   ---------------   ------------    --------------
    TOTAL EXPENSES              27,760,416        2,468,180         30,228,596         1,436,377      2,749,427        34,414,401
                               -----------   --------------   ----------------   ---------------   ------------    --------------
 Less:  Fee waiver                      -               -                   -                 -        (791,654)(e)      (791,654)
                               -----------   --------------   ----------------   ---------------   ------------    --------------
    NET EXPENSE                 27,760,416        2,468,180         30,228,596         1,436,377      1,957,773        33,622,747
                               -----------   --------------   ----------------   ---------------   ------------    --------------
    NET INVESTMENT INCOME       59,104,689       (2,468,180)        56,636,509        11,538,320     (1,957,773)       66,217,055
                               -----------   --------------   ----------------   ---------------   ------------    --------------

NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss)
   on investments               17,716,313                          17,716,313         3,680,385                       21,396,698
  Net realized gain/(loss)
   on swaps                        877,812                             877,812                -                           877,812
  Net realized gain/(loss)
   on foreign currency
   transactions                   (988,007)                           (988,007)           76,789                         (911,218)
  Net change in unrealized
   appreciation/
   (depreciation) on
   investments                 (72,891,311)                        (72,891,311)      (14,923,803)                     (87,815,114)
  Net change in unrealized
   appreciation/
  (depreciation) on
  unfunded transactions         (1,205,082)                         (1,205,082)               -                        (1,205,082)
  Net change in unrealized
   appreciation/
  (depreciation) on short
  positions                        324,633                             324,633                -                           324,633
  Net change in unrealized
   appreciation/
   (depreciation) on
   forward currency
   contracts                    (1,275,258)                         (1,275,258)               -                        (1,275,258)
  Net change in unrealized
   appreciation/
   (depreciation) on swaps      (6,370,327)                         (6,370,327)               -                        (6,370,327)
  Net change in unrealized
   appreciation/
   (depreciation) on
   translation of assets
   and                                                                                        -
   liabilities denominated
    in foreign currency            (55,214)                            (55,214)           73,767                           18,553
                               -----------   --------------   ----------------   ---------------   ------------    --------------
    NET REALIZED AND
    UNREALIZED GAIN/(LOSS)
    ON INVESTMENTS             (63,866,441)             -          (63,866,441)      (11,092,863)            -        (74,959,304)

 Distributions to Preferred
  Shareholders                          -               -                   -         (2,149,833)     2,149,833(d)             -
    NET (DECREASE)/INCREASE
    IN NET ASSETS, APPLICABLE
    TO COMMON SHAREHOLDERS,
    FROM OPERATIONS             (4,761,752)      (2,468,180)        (7,229,932)       (1,704,376)       192,060        (8,742,248)


See Notes to Pro Forma Combined Financial Statements

(a) On historical financial statements the administration fee has included both accounting and administrative services payable to third party service providers.

(b) Reflects the increase in the advisory fee due to the higher advisory fee of HCF relative to PHY and a higher administration fee for HCF relative to PHY.

(c) Reflects the elimination of duplicative expenses and economies of scale due to the proposed merger.

(d) Reflects the redemption of the preferred shares outstanding prior to the reorganization and thus elimination of related expenses.

(e) Reflects the contractual fee waiver implemented upon shareholder approval of the reorganization.

(f) Reflects adjustments due to proceeds received from the rights offering that closed on January 28, 2008.

(g) Reflects adjustments due to incurring interest expense via a credit facility versus distributions to preferred shares.

             PROSPECT STREET HIGH INCOME PORTFOLIO INC. MERGER WITH
                    AND INTO HIGHLAND CREDIT STRATEGIES FUND

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION:

         The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, the Pro Forma Combined Schedule of Investments at December 31, 2007 and the related Pro Forma Combined Statement of Operations ("Pro Forma Statements") for the twelve months ended December 31, 2007, reflect the accounts of Prospect Street High Income Portfolio Inc. ("Acquired Fund") and Highland Credit Strategies Fund ("Acquiring Fund"), each a "Fund." Following the reorganization, Highland Credit Strategies Fund will be the accounting survivor. The Pro Forma Statements assume the preferred shares of the Acquired Fund were redeemed prior the reorganization and a corresponding amount was borrowed under the credit facility of the Acquiring Fund. For the Acquiring Fund an adjustment has been made to the Pro Forma Statements to reflect the proceeds received from the rights offering that closed on January 28, 2008.

         Under the terms of the Agreement and Plan of Reorganization, the Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, stockholders of the Acquired Fund will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Acquired Fund will recognize no gain or loss as a result of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization. However, stockholders of the Acquired Fund may recognize gain or loss with respect to cash such holders receive pursuant to the Agreement and Plan of Reorganization in lieu of fractional shares. The reorganization would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on December 31, 2007. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended December 31, 2007 as if the merger occurred on January 1, 2007. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are October 31 for the Prospect Street High Income Portfolio Inc. and December 31 for the Highland Credit Strategies Fund. The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

2. USE OF ESTIMATES:
         The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT VALUATION:
         In computing the Fund's net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund's net asset value), such securities are valued at their fair value, as determined by Highland Capital Management, L.P. in good faith in accordance with procedures approved by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect the affected portfolio securities' value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4 PM London Time Spot Rate.

4. CAPITAL SHARES:
         The unaudited pro forma net asset values per share assumes additional shares of capital stock of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of December 31, 2007. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

5. PRO FORMA OPERATIONS:
         In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund's combined level of average net assets for the twelve months ended December 31, 2007.

6. FEDERAL INCOME TAXES:

         It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

   Standard & Poor's--A brief description of the applicable rating symbols of Standard & Poor's and their meanings (as published by Standard & Poor's) follows:

ISSUE CREDIT RATING DEFINITIONS

   A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper, are considered  short-term.  Short-term  ratings  are  also  used  to  indicate  the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

   Issue credit ratings are based, in varying degrees, on the following considerations:

   o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

   o Nature of and provisions of the obligation; and

   o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

   An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

   An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

   An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

   An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

   Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

   An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

   An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

   An obligation rated "CC" is currently highly vulnerable to nonpayment.

C

   A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

   An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (--)

   The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (--) sign to show relative standing within the major rating categories.

NR

   This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

   A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

   A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

   A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

   A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

   A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

   A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

   A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

   A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

   A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

i

   This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

   Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

P

   This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

   Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

   The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

PRELIMINARY

   Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

   o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor `s reserves the right not to issue a final rating.

   o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

   This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

   This symbol indicated continuance of the ratings is contingent upon Standard & Poor `s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

   This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

   A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

   The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

   MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM OBLIGATION RATINGS

   Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

Aaa

   Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

   Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

   Obligations rated A are considered upper medium-grade and are subject to low credit risk.

Baa

   Obligations  rated  Baa  are  subject  to  moderate  credit  risk.  They  are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

Ba

   Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

   Obligations rated B are considered speculative and are subject to high credit risk.

Caa

   Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

   Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

   Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

   NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM-TERM NOTE RATINGS

   Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

   o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

   o Notes allowing for negative coupons, or negative principal

   o Notes containing any provision that could obligate the investor to make any additional payments

   o Notes containing provisions that subordinate the claim.

   For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

   For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

   Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM RATINGS:

   Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

   Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

   Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

   Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

   NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

                                   APPENDIX B

                        HIGHLAND CAPITAL MANAGEMENT, L.P.
                               PROXY VOTING POLICY

1.       Application; General Principles

         1.1 This proxy voting policy (the "Policy") applies to securities held in Client accounts as to which the above-captioned investment adviser (the "Company") has voting authority, directly or indirectly. Indirect voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

         1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client's best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.       Voting; Procedures

         2.1 MONITORING. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.

         2.2  Voting.

              2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.

              2.2.2 If a proxy relates to a security held in a registered investment company or business development company ("Retail Fund") portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund's Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.

         2.3 CONFLICTS OF INTEREST. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company's Compliance Department prior to causing the proxy to be voted.

              2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund's Board of Directors. The Company's determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.

              2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products ("Non-Retail Funds"), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.

         2.4 NON-VOTES. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client's overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

         2.5 RECORDKEEPING. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.

         2.6 CERTIFICATION. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.

3.       Conflicts of Interest

         3.1  Voting  the   securities   of  an  issuer   where  the   following
relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

              3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company's annual revenues.

              3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company's next two full fiscal years.

              3.1.3 The issuer is an entity in which a "Covered Person" (as defined in the Retail Funds' and the Company's Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a "Code of Ethics")) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

              3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative(1) of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years;
          provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

              3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

              3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.

              3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

              3.1.8 Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.

--------------
(1) For the purposes of this Policy, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

         3.2 Notwithstanding the foregoing,  a conflict of interest described in
Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

              3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.

              3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4. Recordkeeping and Retention

         4.1 The Company shall retain records relating to the voting of proxies, including:

              4.1.1 Copies of this Policy and any amendments thereto.

              4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.

              4.1.3 Records of each vote cast by the Company on behalf of Clients.

              4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

              4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.


         4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

         4.3 The Company may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

         4.4 Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds' Boards of Directors/Trustees/Managers and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.


Revised:  February 22, 2007

PROSPECT STREET(R)
HIGH INCOME PORTFOLIO INC.




Using a BLACK INK pen, mark your votes with an X as shown in this example.   /x/
Please do not write outside the designated areas.



-------------------------------------------------------------------------------
ANNUAL  MEETING PROXY CARD                                         COMMON SHARES
-------------------------------------------------------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
A. PROPOSALS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND FOR THE NOMINEE LISTED.

         1. To approve an Agreement and Plan          FOR     AGAINST    ABSTAIN
            of Reorganization between Prospect        / /      / /          / /
            Street High Income Portfolio Inc.
            and Highland Credit Strategies
            Fund, as more fully described in
            the proxy statement.

         2.   Nominee:                                FOR     WITHHOLD
               01 - Mr. Scott F. Kavanaugh            / /      / /

         3. In their discretion, on such matters as may properly come before the Annual Meeting and any Adjournment Thereof.


B.   NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.                COMMENTS -- Please print your comments below.
---------------------------------------------------------------     ----------------------------------------------------
---------------------------------------------------------------     ----------------------------------------------------




C. AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.


Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep                Signature 2 -- Please keep
date below.                                signature within the box.                 signature within the box.
------------------------------------       ----------------------------------        ---------------------------------

               /     /
------------------------------------       ----------------------------------        ---------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

PROXY -- PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.

ANNUAL MEETING OF STOCKHOLDERS -- JUNE 6, 2008 COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS


The undersigned holder of shares of Common Stock of Prospect Street(R) High Income Portfolio Inc., a Maryland corporation ("PHY"), hereby appoints Mark K. Okada, Michael Colvin and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of PHY to be held at Galleria Tower I, 13355 Noel Road, Suite 275 - The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the "Annual Meeting"), and thereat to vote all Common Stock of PHY which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.



THIS PROXY IS SOLICITED BY PHY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT AND PROSPECTUS IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROSPECT STREET(R)
HIGH INCOME PORTFOLIO INC.







Using a BLACK INK pen, mark your votes with an X as shown in this example.   /x/
Please do not write outside the designated areas.



-------------------------------------------------------------------------------
ANNUAL  MEETING PROXY CARD                                      PREFERRED SHARES
-------------------------------------------------------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


A. PROPOSALS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND FOR THE NOMINEE LISTED.

         1. To approve an Agreement and Plan          FOR     AGAINST    ABSTAIN
            of Reorganization between Prospect        / /      / /         / /
            Street High Income Portfolio Inc.
            and Highland Credit Strategies
            Fund, as more fully described in
            the proxy statement.

         2.   Nominee:                                FOR     WITHHOLD
               01 - Mr. Timothy K. Hui                / /      / /

         3. In their discretion, on such matters as may properly come before the Annual Meeting and any adjournment thereof.


B.   NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.                COMMENTS -- Please print your comments below.
---------------------------------------------------------------     ----------------------------------------------------
---------------------------------------------------------------     ----------------------------------------------------




C. AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.


Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep                Signature 2 -- Please keep
date below.                                signature within the box.                 signature within the box.
------------------------------------       ----------------------------------        ---------------------------------

               /     /
------------------------------------       ----------------------------------        ---------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


PROXY -- PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.

ANNUAL MEETING OF STOCKHOLDERS -- JUNE 6, 2008 PREFERRED STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of Prospect Street(R) High Income Portfolio Inc., a Maryland corporation ("PHY"), hereby appoints Mark K. Okada, Michael Colvin and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of PHY to be held at Galleria Tower I, 13355 Noel Road, Suite 275 - The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the "Annual Meeting"), and thereat to vote all Preferred Shares of PHY which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.



THIS PROXY IS SOLICITED BY PHY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT AND PROSPECTUS IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROSPECT STREET(R) INCOME
SHARES INC.




Using a BLACK INK pen, mark your votes with an X as shown in this example.   /x/
Please do not write outside the designated areas.



-------------------------------------------------------------------------------
ANNUAL  MEETING PROXY CARD                                         COMMON SHARES
-------------------------------------------------------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


A. PROPOSALS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND FOR THE NOMINEE LISTED.

         1. To approve an Agreement and Plan          FOR     AGAINST    ABSTAIN
            of Reorganization between Prospect        / /      / /          / /
            Street High Income Portfolio Inc.
            and Highland Credit Strategies
            Fund, as more fully described in
            the proxy statement.

         2.   Nominee:                                FOR     WITHHOLD
               01 - Mr. R. Joseph Dougherty           / /      / /

         3. In their discretion, on such matters as may properly come before the Annual Meeting and any adjournment thereof.


B.   NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.                COMMENTS -- Please print your comments below.
---------------------------------------------------------------     ----------------------------------------------------
---------------------------------------------------------------     ----------------------------------------------------




C. AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.


Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep                Signature 2 -- Please keep
date below.                                signature within the box.                 signature within the box.
------------------------------------       ----------------------------------        ---------------------------------

               / /
------------------------------------       ----------------------------------        ---------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


PROXY -- PROSPECT STREET(R) INCOME SHARES INC.

ANNUAL MEETING OF STOCKHOLDERS -- JUNE 6, 2008 COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Prospect Street(R) Income Shares Inc., a Maryland corporation ("CNN"), hereby appoints Mark K. Okada, Michael Colvin and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of CNN to be held at Galleria Tower I, 13355 Noel Road, Suite 275 - The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the "Annual Meeting"), and thereat to vote all Common Stock of CNN which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.



THIS PROXY IS SOLICITED BY CNN'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT AND PROSPECTUS IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROSPECT STREET(R) INCOME
SHARES INC.



Using a BLACK INK pen, mark your votes with an X as shown in this example.   /x/
Please do not write outside the designated areas.



-------------------------------------------------------------------------------
ANNUAL  MEETING PROXY CARD                                    PREFERRED SHARES
-------------------------------------------------------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


A. PROPOSALS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND FOR THE NOMINEE LISTED.

         1. To approve an Agreement and Plan          FOR     AGAINST    ABSTAIN
            of Reorganization between Prospect        / /      / /         / /
            Street High Income Portfolio Inc.
            and Highland Credit Strategies
            Fund, as more fully described in
            the proxy statement.

         2.   Nominee:                                FOR     WITHHOLD
               01 - Mr. R. Joseph Dougherty            / /      / /

         3. In their discretion, on such matters as may properly come before the Annual Meeting and any adjournment thereof.


B.   NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.                COMMENTS -- Please print your comments below.
---------------------------------------------------------------     ----------------------------------------------------
---------------------------------------------------------------     ----------------------------------------------------




C. AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.


Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep                Signature 2 -- Please keep
date below.                                signature within the box.                 signature within the box.
------------------------------------       ----------------------------------        ---------------------------------

               /     /
------------------------------------       ----------------------------------        ---------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


PROXY -- PROSPECT STREET(R) INCOME SHARES INC.

ANNUAL MEETING OF STOCKHOLDERS -- JUNE 6, 2008 PREFERRED STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS


The undersigned holder of shares of Preferred Stock of Prospect Street(R) Income Shares Inc., a Maryland corporation ("CNN"), hereby appoints Mark K. Okada, Michael Colvin and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of CNN to be held at Galleria Tower I, 13355 Noel Road, Suite 275 - The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the "Annual Meeting"), and thereat to vote all Preferred Shares of CNN which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.



THIS PROXY IS SOLICITED BY CNN'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT AND PROSPECTUS IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or trustees who are "disinterested persons" (as defined in Section 2(a)(19) the Investment Company Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the trustees.

5.3 No Bond Required of Trustees. No trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The trustees may maintain insurance for the protection of the Trust Property, its Shareholders, trustees, officers, employees and agents in such amount as the trustees shall deem adequate to cover possible tort liability, and such other insurance as the trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

5.5 Reliance on Experts, etc. Each trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a trustee.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be permitted to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue. Reference is made to Section 8 of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.

ITEM 16. EXHIBITS

(1) Agreement and Declaration of Trust (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant's Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9,
                2006)

(2) By-laws (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant's Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9, 2006)

(3)             Voting Trust Agreement. (Not Applicable)

(4) Form of Agreement and Plan of Reorganization. (Filed herewith as Appendix A to the Proxy Statement/Prospectus)

(5) Provisions of instruments defining the rights of holders of securities are contained in the Registrant's Agreement and Declaration of Trust and By-laws.

(6) Investment Advisory Agreement. (Incorporated by reference to Pre-Effective Amendment No. 5 to the Registrant's Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 21,
                2006)

(7)    (a)      Underwriting Agreement. (Incorporated by reference to Pre-
                Effective Amendment No. 5 to the Registrant's Registration
                Statement, File Nos. 333-132436 and 811-21869, filed on June 21,
                2006)

       (b) Dealer Manager Agreement with respect to rights offering. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-147121 and 811-21421, filed on December 14, 2007)

(8)             Bonus, profit sharing or pension contracts. (Not applicable)

(9) Custodian Services Agreement. (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant's Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9,
                2006)

(10)            12b-1 of 18f-3 Plans. (Not applicable)


(11) Opinion and Consent of Counsel as to the legality of shares being registered. (Incorporated by reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-149424 and 811-21869, filed on February 28, 2008)

(12) Opinion and Consent of Counsel regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/ Prospectus. (To be filed by post effective amendment)

(13)   (a)      Administration Services Agreement. (Incorporated by reference to
                Pre-Effective Amendment No. 5 to the Registrant's Registration
                Statement, File Nos. 333-132436 and 811-21869, filed on June 21,
                2006)

       (b) Sub-administration Services Agreement. (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant's Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9, 2006)

       (c) Transfer Agency Services Agreement. (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant's Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9, 2006)

       (d) Accounting Services Agreement. (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant's Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9,
                2006)

       (e) Marketing and Structuring Fee Agreement. (Incorporated by reference to Pre-Effective Amendment No. 5 to the Registrant's Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 21, 2006)

(14)   (a)      Consent of Independent Registered Public Accounting Firm.
                (Filed herewith)

       (b) Consent of Independent Registered Public Accounting Firm. (Filed herewith)

(15)            Omitted Financial Statements. (Not applicable)


(16) Powers of Attorney. (Incorporated by reference to to the Registrant's Registration Statement on Form N-14, File Nos. 333-149424 and 811-21869, filed on February 28, 2008)

(17)            Contractual Fee Waiver Agreement. (Filed herewith)


ITEM 17. UNDERTAKINGS

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 ("1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed the initial bona fide offering of them.


         (3) The undersigned registrant agrees to file by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES


As required by the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas and State of Texas, on the 16th day of April, 2008.

                                          /s/ James D. Dondero
                                          -------------------------
                                          James D. Dondero*
                                          Chief Executive Officer and President


Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


NAME                                                TITLE
----                                                -----


/s/ R. Joseph Dougherty                            Trustee
----------------------------
R. Joseph Dougherty*

/s/ Timothy Hui                                    Trustee
----------------------------
Timothy Hui*

/s/ Scott Kavanaugh                                Trustee
----------------------------
Scott Kavanaugh*

/s/ James Leary                                    Trustee
----------------------------
James Leary*

/s/ Bryan Ward                                     Trustee
----------------------------
Bryan Ward*

/s/ James D. Dondero                       Chief Executive Officer and President
----------------------------
James D. Dondero*

                                           Chief Financial Officer (Principal
/s/ M. Jason Blackburn                      Accounting Officer), Treasurer and
---------------------------                           Secretary
M. Jason Blackburn


*By: /s/  M. Jason Blackburn
     -------------------------
         M. Jason Blackburn
         Attorney-in-Fact
         April 16, 2008